Genworth Life & Annuity VA Separate Account 1

Prospectus For

Flexible Premium Variable Deferred Annuity Contracts

Form P1154 4/00

Issued by:

Genworth Life and Annuity Insurance Company

Home Office:

11011 West Broad Street

Glen Allen, Virginia 23060

Telephone: (800) 352-9910

This prospectus, dated May 1, 2024, describes a flexible premium variable deferred annuity contract (the “contract” or “contracts”) issued on or after the later of May 1, 2003 or the date on which state insurance authorities approve applicable contract modifications. The contract may be issued to individuals and qualified and nonqualified retirement plans. Genworth Life and Annuity Insurance Company (the “Company,” “we,” “us,” or “our”) issues the contract. This contract may be referred to as “RetireReadySM Choice” in our marketing materials. This contract (RetireReadySM Choice) is no longer offered or sold.

This prospectus describes all material features and benefits of the contract and provides details about Genworth Life & Annuity VA Separate Account 1 (the “Separate Account”) and the Guarantee Account that you should know before investing. Please read this prospectus carefully before investing and keep it for future reference.

The contract offers you the opportunity to accumulate Contract Value and provides for the payment of periodic annuity benefits. We may pay these annuity benefits on a variable or fixed basis.

You may allocate your purchase payments to the Separate Account, the Guarantee Account, or both. Each Subaccount of the Separate Account invests in shares of Portfolios of the Funds listed in Appendix A of this prospectus.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at investor.gov.

Your contract:

•	Is NOT a bank deposit

•	Is NOT FDIC insured

•	Is NOT insured or endorsed by a bank or any federal government agency

•	Is NOT available in every state

•	MAY go down in value

Except for amounts in the Guarantee Account, both the value of a contract before the Annuity Commencement Date and the amount of monthly income afterwards will depend upon the investment performance of the Portfolio(s) you select. You bear the investment risk of investing in the Portfolios.

This contract has optional benefits that were made available to contract owners at the time they purchased the contract. Because this contract is no longer offered and sold, the optional benefits are no longer available to purchase under the contract. Please note that some optional benefits may have requirements that differ from or are in addition to the base contract. Please refer to your contract or call us at (800) 352-9910 for information about the specific options you have elected.

The contract is also offered to customers of various financial institutions and brokerage firms. No financial institution or brokerage firm is responsible for the guarantees under the contract. Guarantees under the contract are the sole responsibility of the Company.

We may offer other contracts with features that are substantially similar to those offered in this contract and in this prospectus. These other contracts may be priced differently and may have been offered exclusively to customers of one or more particular financial institutions or brokerage firms.

In the future, additional portfolios managed by certain financial institutions or brokerage firms may be added to the Separate Account. These portfolios may be offered exclusively to purchasing customers of the particular financial institution or brokerage firm.

This contract may be used with certain tax qualified retirement plans. The contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit; the purchase of this contract does not provide additional tax deferral benefits beyond those provided in the qualified retirement plan. Please consult a tax adviser for information specific to your circumstances.

To contact our Home Office, call us at (800) 352-9910, or write us at:

11011 West Broad Street

Glen Allen, Virginia 23060

This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

DEFINITIONS

The following terms are used throughout the prospectus:

Accumulation Unit — An accounting unit of measure we use to calculate the value in the Separate Account before the income payments commence.

Annuitant/Joint Annuitant — The person(s) named in the contract upon whose age and, where appropriate, gender, we determine monthly income benefits.

Annuity Commencement Date — The date on which your income payments will commence, if any Annuitant is living on that date. The Annuity Commencement Date is stated in your contract, unless changed by you in writing in a form acceptable to us. The owner selects the contract’s initial Annuity Commencement Date at issue. The latest Annuity Commencement Date we currently permit may not be a date beyond the younger Annuitant’s 90th birthday, unless we consent to a later date.

Annuity Unit — An accounting unit of measure we use to calculate the amount of the second and each subsequent variable income payment.

Asset Allocation Model — A component of the Investment Strategy for the Payment Protection Rider Options and the Guaranteed Minimum Withdrawal Benefit Rider Options.

Benefit Date — For the Guaranteed Minimum Withdrawal Benefit Rider Options (except for Lifetime Income Plus 2008 and Lifetime Income Plus Solution), the date that will be the later of the Contract Date and the Valuation Day of the most recent reset.

Benefit Year — For the Guaranteed Minimum Withdrawal Benefit Rider Options (except for Lifetime Income Plus 2008 and Lifetime Income Plus Solution), each one-year period following the Benefit Date and each anniversary of that date. For Lifetime Income Plus 2008 and Lifetime Income Plus Solution, each one-year period following the Contract Date and each anniversary of that date.

Code — The Internal Revenue Code of 1986, as amended.

Contract Date — The date we issue your contract and your contract becomes effective. Your Contract Date is shown in your contract. We use the Contract Date to determine contract years and anniversaries.

Contract Value — The total value of all your Accumulation Units in the Subaccounts and any amounts you hold in the Guarantee Account.

Designated Subaccounts — The Subaccounts or Model Portfolios available under the Investment Strategy for the Payment Protection Rider Options and the Guaranteed Minimum Withdrawal Benefit Rider Options.

Fund — Any open-end management investment company or any unit investment trust in which the Separate Account invests.

Funding Annuity — This variable deferred annuity issued by Genworth Life and Annuity Insurance Company; this contract becomes a Funding Annuity when it is purchased on the same date as a Scheduled Purchase Payment Variable Deferred Annuity Contract issued by Genworth Life and Annuity Insurance Company. The assets of this Funding Annuity are withdrawn and immediately allocated to the Scheduled Purchase Payment Variable Deferred Annuity Contract.

General Account — Assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company.

GIS Subaccount — A division of the Separate Account that invests exclusively in shares of the State Street Variable Insurance Series Funds, Inc. — Total Return V.I.S. Fund. This Subaccount is only available when Guaranteed Income Advantage is elected at the time of application. Purchase payments may not be made directly to the GIS Subaccount. Allocations must be made pursuant to scheduled transfers from all other Subaccounts in which you have allocated assets. Any remaining transfers will come from the Guarantee Account.

Gross Withdrawal — For Lifetime Income Plus, Lifetime Income Plus 2007, Lifetime Income Plus 2008 and Lifetime Income Plus Solution, an amount withdrawn from Contract Value, including any surrender charge, any taxes withheld and any premium taxes assessed.

Guarantee Account — Part of our General Account that provides a guaranteed interest rate for a specified interest rate guarantee period. The Guarantee Account is not part of and does not depend on the investment performance of the Separate Account. The Guarantee Account is not available to contract owners who have elected Payment Optimizer Plus for as long as the rider is in effect.

Guaranteed Income Advantage — The marketing name for the Guaranteed Income Rider. This rider may be referred to by either name in this prospectus.

Guaranteed Withdrawal Advantage — The marketing name for the Guaranteed Minimum Withdrawal Benefit Rider, which is one of the Guaranteed Minimum Withdrawal Benefit Rider Options discussed in this prospectus.

Home Office — Our office located at 11011 West Broad Street, Glen Allen, Virginia 23060.

Income Start Date — For Guaranteed Income Advantage, the date income payments begin from one or more segments pursuant to the terms of Guaranteed Income Advantage. For Principal Protection Advantage, the date income payments begin from one or more Payment Protection Plans pursuant to the terms of Principal Protection Advantage.

Income Start Value — For Principal Protection Advantage, the portion of Contract Value applied to a Payment Protection Plan that provides for monthly income as of the Income Start Date.

Investment Strategy — The Designated Subaccounts and/or Asset Allocation Model required for the Payment Protection Rider Options and the Guaranteed Minimum Withdrawal Benefit Rider Options. The Investment Strategy is required in order to receive the full benefit under these rider options.

Lifetime Income Plus — The marketing name for one of the Guaranteed Minimum Withdrawal Benefit for Life Riders, which is one of the Guaranteed Minimum Withdrawal Benefit Rider Options discussed in this prospectus.

Lifetime Income Plus 2007 — The marketing name for one of the Guaranteed Minimum Withdrawal Benefit for Life Riders, which is one of the Guaranteed Minimum Withdrawal Benefit Rider Options discussed in this prospectus.

Lifetime Income Plus 2008 — The marketing name for one of the Guaranteed Minimum Withdrawal Benefit for Life Riders, which is one of the Guaranteed Minimum Withdrawal Benefit Rider Options discussed in the prospectus. The rider may be issued with or without the Principal Protection Death Benefit. For purposes of this prospectus, references to Lifetime Income Plus 2008 include a rider issued with or without the Principal Protection Death Benefit, as applicable, unless stated otherwise.

Lifetime Income Plus Solution — The marketing name for one of the Guaranteed Minimum Withdrawal Benefit for Life Riders, which is one of the Guaranteed Minimum Withdrawal Benefit Rider Options discussed in the prospectus. The rider may be issued with or without the Principal Protection Death Benefit. For purposes of this prospectus, references to Lifetime Income Plus Solution include a rider issued with or without the Principal Protection Death Benefit, as applicable, unless stated otherwise.

Maximum Anniversary Value — For Lifetime Income Plus Solution, an amount used to calculate the benefit base for benefits provided under the rider.

Payment Optimizer Plus — The marketing name for the Payment Protection with Commutation Immediate and Deferred Variable Annuity Rider, which is one of the Payment Protection Rider Options discussed in this prospectus.

Payment Protection Plan — A series of variable income payments that are provided pursuant to the terms of Payment Protection Advantage.

Portfolio — A division of a Fund, the assets of which are separate from other Portfolios that may be available in the Fund. Each Portfolio has its own investment objective.

Principal Protection Advantage — The marketing name for the Payment Protection Rider, which is one of the Payment Protection Rider Options discussed in this prospectus.

Principal Protection Death Benefit — The death benefit provided under Lifetime Income Plus 2008 and Lifetime Income Plus Solution, if elected at the time of application, for an additional charge.

Purchase Payment Benefit Amount — For Lifetime Income Plus Solution, an amount used to calculate the benefit base for benefits provided under the rider.

Rider Death Benefit — The death benefit payable under Lifetime Income Plus or Lifetime Income Plus 2007.

Roll-Up Value — An amount used to calculate the Withdrawal Limit for benefits provided under Lifetime Income Plus 2007 and Lifetime Income Plus 2008. For Lifetime Income Plus Solution, the Roll-Up Value is an amount used to calculate the benefit base for benefits provided under the rider.

Separate Account — Genworth Life & Annuity VA Separate Account 1, a separate investment account we established to receive Subaccount allocations. The Separate Account is divided into Subaccounts, each of which invests in shares of a separate Portfolio.

Subaccount — A division of the Separate Account which invests exclusively in shares of a designated Portfolio. A Subaccount may be referred to as an Investment Subdivision in your contract and/or marketing materials.

Surrender Value — The value of your contract as of the date we receive your written request to surrender at our Home Office, less any applicable premium tax, annual contract charge, optional benefit charge and surrender charge.

Valuation Day — Each day on which the New York Stock Exchange is open for regular trading, except for days that the Subaccount’s corresponding Portfolio does not value its shares.

Valuation Period — The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

Withdrawal Base — An amount used to establish the Withdrawal Limit for benefits provided under the Guaranteed Minimum Withdrawal Benefit Rider Options (except for Lifetime Income Plus Solution).

Withdrawal Factor — The percentage used to establish the Withdrawal Limit for benefits provided under the Guaranteed Minimum Withdrawal Benefit Rider Options.

Withdrawal Limit — The total amount that you may withdraw in a Benefit Year without reducing the benefit provided under the Guaranteed Minimum Withdrawal Benefit Rider Options.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

Fees and Expenses		Location in Prospectus
Charges for Early Withdrawals

If you withdraw money from your contract within six years following your last purchase payment, you may be assessed a surrender charge of up to 6% of the value of the purchase payment withdrawn.

For example, if you purchased the contract and withdrew a $100,000 initial purchase payment sooner than one complete year after making the payment, you could be assessed a surrender charge of up to $6,000 on the purchase payment withdrawn.

Fee Tables Charges and Other Deductions — Surrender Charge
Transaction Charges	In addition to surrender charges, you may also be charged for other transactions. We currently do not assess a transfer charge. However, we reserve the right to assess a transfer charge of $10 for each transfer among the Subaccounts after the first transfer in the calendar month.	Fee Tables Charges and Other Deductions — Other Charges
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your contract data page for information about the specific fees you will pay each year based on the options you have elected.	Fee Tables Charges and Other Deductions

Annual Fee	Minimum	Maximum
Base contract[1]	1.45%	1.45%
Investment options (Portfolio fees and expenses)[2]	0.31%	2.375%
Optional benefits available for an additional charge (for a single optional benefit, if elected)[3]	0.20%	1.75%

[1]	The base contract expense consists of the mortality and expense risk charge and administrative expense charge, each of which is expressed as an annual percentage charge that is assessed as a percentage of average daily net assets in the Separate Account.

[2]	As a percentage of Portfolio assets. These expenses are as of December 31, 2023, and will vary from year to year.

[3]	The minimum fee is for the Annual Step-Up Death Benefit and is a percentage of Contract Value at the time the charge is taken. The maximum fee is the current fee for Lifetime Income Plus Solution with the Principal Protection Death Benefit (Annuitant Age 71-85) (consisting of 1.25% of benefit base plus 0.50% of the value of Principal Protection Death Benefit).

Because your contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract, which could add surrender charges that substantially increase costs.

Lowest Annual Cost:	Highest Annual Cost:
$1,659	$5,626
Assumes:	Assumes:

•  Investment of $100,000

•  5% annual appreciation

•  Least expensive combination of contract classes and Portfolio fees and expenses

•  No optional benefits

•  No sales charges

•  No additional purchase payments, transfers, or withdrawals

•  Investment of $100,000

•  5% annual appreciation

•  Most expensive combination of contract classes, optional benefits and Portfolio fees and expenses

•  No sales charges

•  No additional purchase payments, transfers, or withdrawals

Risks		Location in Prospectus
Risk of Loss	• You can lose money by investing in this contract.	Principal Risks of Investing in the Contract The Contract — Valuation of Accumulation Units
Not a Short-Term Investment

•  This contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

•  A surrender charge can apply whenever you make a withdrawal of purchase payments less than six completed years after we received the purchase payment.

•  The benefits of tax deferral mean that the contract is more beneficial to investors with a long time horizon.

Principal Risks of Investing in the Contract Charges and Other Deductions
Risks Associated with Investment Options

•  An investment in this contract is subject to the risk of poor investment performance, which can vary depending on the performance of the investment options available under the contract (i.e., the Portfolios).

•  Each Portfolio (and the Guarantee Account) has its own unique risks.

•  You should review the prospectuses for the Portfolios and the section of this prospectus concerning the Guarantee Account before making an investment decision.

Principal Risks of Investing in the Contract The Guarantee Account Appendix A — Portfolios Available Under the Contract

Risks	Location in Prospectus
Insurance Company Risks

•  An investment in the contract is subject to the risks related to the Company, including that any obligations (including under the Guarantee Account), guarantees, or benefits are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, can be obtained by calling our Home Office at (800) 352-9910 or writing to us at 11011 West Broad Street, Glen Allen, Virginia 23060.

Principal Risks of Investing in the Contract The Company

Restrictions	Location in Prospectus
Investments

•  We reserve the right, subject to applicable law, to make additions, deletions, and substitutions for the Portfolios of the Funds.

•  For contracts issued on or after the later of September 2, 2003, or the date on which state insurance authorities approve applicable contract modifications, we may limit the amount that may be allocated to the Guarantee Account. Currently, for such contracts, no more than 25% of your Contract Value, as determined at the time of allocation, may be allocated to the Guarantee Account. In addition, where permitted by state law, we will refuse new purchase payments or transfers into the Guarantee Account when your assets in the Guarantee Account are equal to or greater than 25% of your Contract Value at the time of allocation.

•  We reserve the right to limit transfers if frequent or large transfers occur, and to limit transfers from the Subaccounts to the Guarantee Account.

•  Under certain of the optional riders, we require you to invest only in an Investment Strategy.

The Separate Account — Subaccounts The Separate Account — Asset Allocation Program The Guarantee Account Transfers
Optional Benefits

•  Under certain of our optional Living Benefit Riders (i.e., the guaranteed minimum withdrawal benefit rider options, Guaranteed Income Advantage, and the payment protection rider options), we require you to allocate Contract Value to a prescribed Investment Strategy or, for Guaranteed Income Advantage, to the GIS Subaccount, in order to receive the full benefits provided under the applicable rider.

The Separate Account — Asset Allocation Program

Transfers

Surrenders and Partial Withdrawals — Guaranteed Minimum Withdrawal Benefit Rider Options

Death of Owner and/or Annuitant

Income Payments — Guaranteed Income Advantage

Restrictions	Location in Prospectus

•  Our optional benefits also are subject to various other restrictions or limitations. Certain riders, for example, such as the Annual Step-Up Death Benefit Rider, may not be terminated after elected. As another example, under certain guaranteed minimum withdrawal benefit riders, the amount that can determine the guaranteed withdrawals you can take can stop increasing when the older annuitant reaches a certain age.

•  We reserve the right to modify certain of our optional benefits. For example, we reserve the right to discontinue new Dollar Cost Averaging programs or to modify such programs at any time and for any reason.

•  Under our guaranteed minimum withdrawal benefit riders, “excess withdrawals” (i.e., withdrawals in excess of the Withdrawal Limit for a Benefit Year) can reduce the amount we use to determine your future Withdrawal Limit by an amount that is more than the dollar amount of the withdrawal. Excess withdrawals also could terminate the guaranteed minimum withdrawal benefit.

Income Payments — Payment Protection Rider Options
Taxes	Location in Prospectus
Tax Implications

•  You should consult with a tax professional to determine the tax implications of an investment in and payments received under the contract.

•  If you purchase the contract through a qualified retirement plan or individual retirement account (IRA), you do not receive any additional tax benefit.

•  Withdrawals will be subject to ordinary income tax and may be subject to tax penalties.

Tax Matters
Conflicts of Interest	Location in Prospectus
Investment Professional Compensation

•  Your registered representative may receive compensation for selling and servicing this contract to you in the form of cash compensation (e.g., commissions), non-cash compensation (e.g., conferences, trips, prizes, and awards), and special marketing allowances.

Sale of the Contracts

Conflicts of Interest	Location in Prospectus

•  The prospect of receiving such compensation may create an incentive for selling firms and/or their registered representative to sell you this contract versus another product with respect with which a selling firm does not receive additional compensation, or a lower level of additional compensation. You may wish to take such compensation arrangements into account when considering and evaluating any recommendation relating to the contracts.

Exchanges

•  Some investment professionals may have a financial incentive to offer you the contract in place of the one you own. Similarly, some investment professionals may have a financial incentive to offer you a different contract in place of this one. You should only exchange your current contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.

Sale of the Contracts

OVERVIEW OF THE CONTRACT

The following is intended as a summary. Please read each section of this prospectus for additional detail.

This annuity is a contract between you, as the owner of the contract, and the Company. The contract is designed for retirement savings and/or other long-term investment purposes. You should consider the contract in conjunction with any other annuity contract or life insurance policy you own.

What are the phases of the contract? The contract has two phases — the accumulation phase and the annuity phase.

During the accumulation phase you can apply purchase payments to the investment options available under your contract, and we provide the basic death benefit at no additional cost. The accumulation phase is the “savings” phase of the contract, in that purchase payments you have made can grow on a tax-deferred basis during this phase.

The annuity phase is also known as the “income” phase of the contract, because it is during that phase that the Contract Value you have accumulated is applied to an annuity payment option under which you receive regular payments (generally monthly). You can choose fixed or variable income payments, unless you are taking income payments from the GIS Subaccount(s) pursuant to the election of Guaranteed Income Advantage or you are taking income payments pursuant to the election of one of the Payment Protection Rider Options. All income payments made from the GIS Subaccount(s) will be made in accordance with the terms of Guaranteed Income Advantage. All income payments made from a Payment Protection Rider Option will be made in accordance with the terms of the applicable Payment Protection Rider Option. If you choose variable income payments, we will base each periodic income payment upon the number of Annuity Units to which you become entitled at the time you decide to annuitize and on the value of each unit on the date the payment is determined.

Once you begin taking annuity payments under the contract, you receive a stream of income payments. However, you will be unable to make withdrawals (other than being able to receive commuted value under Payment Optimizer Plus) and any guaranteed minimum withdrawal benefit that you have will terminate. Death benefits also will terminate, except as provided for under the Guaranteed Income Advantage, Payment Optimizer Plus, or Principal Protection Advantage riders.

Who is the contract appropriate for? The contract is designed for investors who intend to accumulate funds for retirement or other long-term financial planning purposes, and thus is best suited for those with a long investment horizon. Although you have the ability to make partial withdrawals and/or surrender the contract at any time during the accumulation phase, the contract should not be viewed as a highly liquid investment. In that regard, withdrawals taken in the near term can result in you being assessed a surrender charge, which can be a significant amount. In addition, if you participate in a guaranteed minimum withdrawal benefit, withdrawals can markedly reduce the benefit’s value. Failure to hold the contract for the long-term would mean that you lose the opportunity for the performance of your chosen investment options to grow on a tax-deferred basis. Thus, the contract’s features are appropriate for an investor who does not have significant liquidity needs with respect to money dedicated to the contract, has a long investment horizon, and has purchased the contract for retirement purposes or other long-term financial planning purposes. The contract is not intended for those who intend to engage in frequent trading among the Subaccounts.

What type of contract is this? The contract is an individual flexible premium variable deferred annuity contract. We may issue it as a contract qualified under the Code (“Qualified Contract”), or as a contract that is not qualified under the Code (“Non-Qualified Contract”). This prospectus only provides disclosure about the contract. Certain features described in this prospectus may vary from your particular contract. See “The Contract” provision of this prospectus.

What are my variable investment choices? Through its Subaccounts, the Separate Account uses your purchase payments to purchase shares, at your direction, in one or more Portfolios. In turn, each Portfolio holds securities consistent with its own particular investment objective. See “The Separate Account” provision of this prospectus and Appendix A (which provides certain information about the underlying Portfolios corresponding to each Subaccount). Additional information about each Portfolio is provided in Appendix A to this prospectus, entitled “Portfolios Available Under the Contract.”

What is the Guarantee Account? The Guarantee Account is part of our General Account and pays interest at declared rates we guarantee for selected periods of time. We also guarantee the principal, after any deductions of applicable contract charges. Since the Guarantee Account is part of the General Account, we assume the risk of investment gain or loss on amounts allocated to it.

The Guarantee Account is not part of and does not depend on the investment performance of the Separate Account. Generally, you may transfer assets between the Guarantee Account and the Separate Account subject to certain restrictions. For contracts issued on or after the later of September 2, 2003, or the date on which state insurance authorities approve applicable contract modifications, we may limit the amount that may be allocated to the Guarantee Account. Currently, for such contracts, no more than 25% of your Contract Value, as determined at the time of allocation, may be allocated to the Guarantee Account. In addition, where permitted by state law, we will refuse new purchase payments or transfers into the Guarantee Account when your assets in the Guarantee Account are equal to or greater than 25% of your Contract Value at the time of allocation. Please refer to your contract data pages or call us at (800) 352-9910 to confirm whether the Guarantee Account is available under your contract. See “The Guarantee Account” and the “Transfers” provisions of this prospectus.

May I surrender the contract or take partial withdrawals? Yes, subject to contract requirements and restrictions imposed under certain retirement plans. If you surrender the contract or take a partial withdrawal, we may assess a surrender charge. In addition, you will ordinarily be subject to income tax (except for qualified distributions from a Roth IRA or Roth account in an employer-sponsored retirement plan) and, if you are younger than age 59 1⁄2 at the time of the surrender or partial withdrawal, a 10% IRS penalty tax. A surrender or a partial withdrawal may also be subject to tax withholding. See the “Tax Matters” provision of this prospectus. Certain withdrawals, depending on the amount and timing, may negatively impact the benefits and guarantees provided by your contract. For example, a partial withdrawal may reduce the death benefit by the proportion that the partial withdrawal (including any applicable surrender charge and premium tax) reduces your Contract Value. See the “Death of Owner and/or Annuitant” provision of this prospectus. In addition, if you elect Guaranteed Income Advantage and you take a withdrawal from the GIS Subaccount(s), you will lose your right to make any additional scheduled transfers to that segment and your guaranteed income floor will be adjusted to reflect the withdrawal made. See the “Income Payments — Guaranteed Income Advantage” provision of this prospectus. If you elect one of the Guaranteed Minimum Withdrawal Benefit Rider Options or one of the Payment Protection Rider Options, partial withdrawals may affect the benefit you receive under that rider. See the “Surrenders and Partial Withdrawals — Guaranteed Minimum Withdrawal Benefit Rider Options” and “Income Payments — Payment Protection Rider Options” provisions of this prospectus. You should carefully consider whether a withdrawal under a particular circumstance will have any negative impact to your benefits or guarantees. The impact of withdrawals generally on your benefits and guarantees is discussed in the corresponding sections of the prospectus describing such benefits and guarantees.

What optional benefits are available under this contract? We offer several optional benefits by rider under this prospectus. Because this contract is no longer offered or sold, these optional riders are no longer available to be purchased or added under the contract.

The Living Benefit Rider Options. Five Guaranteed Minimum Withdrawal Benefit Rider Options are discussed in this prospectus: Guaranteed Withdrawal Advantage, Lifetime Income Plus, Lifetime Income Plus 2007, Lifetime Income Plus 2008 and Lifetime Income Plus Solution. Lifetime Income Plus, Lifetime Income Plus 2007, Lifetime Income Plus 2008 and Lifetime Income Plus Solution provide guaranteed withdrawals until the last death of an Annuitant, with upside potential, provided you meet certain conditions. Guaranteed Withdrawal Advantage provides guaranteed withdrawals, with upside potential, provided you meet certain conditions. To receive the full benefit provided by each of the Guaranteed Minimum Withdrawal Benefit Rider Options, you must allocate all purchase payments and Contract Value in accordance with the Investment Strategy prescribed by the particular rider. Under certain circumstances, the benefit provided under the Guaranteed Minimum Withdrawal Benefit Rider Options may be reduced or lost. In addition, if you terminate the contract or rider, you will lose your benefit. Please see the “Surrenders and Partial Withdrawals — Guaranteed Minimum Withdrawal Benefit Rider Options” provision of this prospectus for more information about the riders and their features.

Guaranteed Income Advantage provides a guaranteed income benefit that is based on the amount of assets you invest in the GIS Subaccount(s). You may not allocate purchase payments or assets in your contract directly into the GIS Subaccount(s). Rather, allocations to the GIS Subaccount(s) must be made through a series of scheduled transfers from other Subaccounts in which you have allocated assets. If income payments have not begun and you terminate the contract, you will lose your benefit. Please see the “Income Payments — Guaranteed Income Advantage” provision of this prospectus for more information about the rider and its features.

Finally, we discuss two Payment Protection Rider Options in this prospectus: Payment Optimizer Plus and Principal Protection Advantage. These riders provide for a guaranteed income benefit that is based on the amount of purchase payments you make to your contract. To receive the full benefit provided by either of the Payment Protection Rider Options, you must allocate all purchase payments and assets in your contract in accordance with the Investment Strategy prescribed by the particular rider. If income payments have not begun and you terminate the contract, you will lose your benefit. Please see the “Income Payments — Payment Protection Rider Options” provision of this prospectus for more information about the rider and its features. Each of the riders offered in this prospectus is available at an additional charge if elected when you apply for the contract.

The Death Benefit Rider Options. We offer the following four optional death benefits by rider in addition to the Basic

Death Benefit provided under the contract: (i) the Annual Step-Up Death Benefit Rider; (ii) the 5% Rollup Death Benefit Rider; (iii) the Earnings Protector Death Benefit Rider; and (iv) the Earnings Protector and Greater of Annual Step-Up and 5% Rollup Death Benefit Rider.

Each of these optional death benefit riders is available at an additional charge if elected when you apply for the contract. The Basic Death Benefit is provided to you automatically and at no additional charge.

Please see the “Death of Owner and/or Annuitant” provision of this prospectus for more information about these optional death benefit riders and their features.

Will I pay taxes on my contract earnings? The Code has certain rules that apply to the contract. These tax treatments apply to earnings included in the contract’s withdrawals, death benefits, and annuity options. You are generally not taxed on contract earnings until you take money from your contract. This is known as tax deferral. Tax deferral is automatically provided by tax-qualified retirement plans. There is no additional tax deferral provided when a variable annuity contract is used to fund a tax-qualified retirement plan. Investors should only consider buying the contract to fund a qualified plan for the contract’s other features, such as the optional guaranteed minimum withdrawal benefits. See the “Tax Matters” provision of this prospectus.

FEE TABLES

The following tables describe the fees and expenses you will pay when buying, owning, and surrendering or making withdrawals from the contract. Please refer to your contract data page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender or make withdrawals from the contract, or transfer Contract Value between investment options. State premium taxes may also be deducted.

Transaction Expenses
Maximum Surrender Charge (as a percentage of purchase payments withdrawn or surrendered):	6%
Schedule of Surrender Charges (as a percentage of purchase payments withdrawn or surrendered):	Number of Completed Years Since We Received the Purchase Payment	Surrender Charge as a Percentage of the Purchase Payment Partially Withdrawn or Surrendered[1,2]
	0	6%
	1	6%
	2	6%
	3	6%
	4	5%
	5	4%
	6 or more	0%
Transfer Charge	$10.00[3]

[1]	A surrender charge is not assessed on any amounts representing gain. In addition, you may withdraw the greater of 10% of your total purchase payments or any amount withdrawn to meet minimum distribution requirements under the Code each contract year without incurring a surrender charge. If you are making a withdrawal from this contract to meet annual minimum distribution requirements under the Code, and the minimum distribution amount attributable to this contract for the calendar year ending at or before the last day of the contract year exceeds the free withdrawal amount, you may withdraw the difference free of surrender charges. The free withdrawal amount is not cumulative from contract year to contract year. The surrender charge will be taken from the amount withdrawn unless otherwise requested.

If you purchased Payment Optimizer Plus, after the Annuity Commencement Date you may request to terminate your contract and the rider and receive the commuted value of your income payments in a lump sum (the “commutation value”). In calculating the commutation value, we assess a commutation charge. The amount of the commutation charge will be the surrender charge that would otherwise apply under the contract, in accordance with the surrender charge schedule.

[2]	Any partial withdrawals that are immediately allocated to a Scheduled Purchase Payment Variable Deferred Annuity through an approved Annuity Cross Funding Program are not subject to a surrender charge.

[3]	We currently do not assess a transfer charge. However, we reserve the right to assess a transfer charge for each transfer among the Subaccounts.

The next tables describe the fees and expenses you will pay each year during the time you own the contract, not including underlying Portfolio fees and expenses.

If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses
Administrative Expenses	$30

An annual contract charge is taken on each contract anniversary and at the time the contract is surrendered. We will not assess this charge if your Contract Value is more than $40,000 at the time the charge is assessed.

Base Contract Expenses (as a percentage of your average daily net assets in the Separate Account):	1.45%

The 1.45% base contract expense applies to all contracts (i.e., those issued in any of the time periods identified in these Fee Tables). The base contract expense is the sum of a mortality and expense risk charge of 1.30% and an administrative expense charge of 0.15%.

Optional Benefit Expenses (as a percentage of your average daily net assets in the Separate Account or as otherwise indicated)

The optional benefits offered, and their associated charges, varied depending on the time period during which the contract was issued. We address each of those time periods, and the associated optional benefit charges, in reverse chronological order (i.e., most recent time periods first) below.

The following optional benefit charges apply to contracts issued on or after the later of May 1, 2006, or the date on which state insurance authorities approve applicable contract modifications:

Living Benefit Rider Options[1] (as a percentage of your average daily net assets in the Separate Account)
	Maximum Charge[2]	Current Charge
Guaranteed Withdrawal Advantage[3]	1.00%	0.50%
Lifetime Income Plus[4]
Single or Joint Annuitant Contract	2.00%	1.25%
Lifetime Income Plus 2007[5]
Single or Joint Annuitant Contract	2.00%	1.25%
Guaranteed Income Advantage	0.50%	0.50%
Principal Protection Advantage[6]	1.00%	0.40%
Payment Optimizer Plus[7]
Single Annuitant Contract	1.25%	0.50%
Joint Annuitant Contract	1.25%	0.65%
Living Benefit Rider Options[1,8]
	Maximum Charge[2,9]	Current Charge[9]
Lifetime Income Plus 2008 without the Principal Protection Death Benefit
Single or Joint Annuitant Contract	2.00% of benefit base	1.25% of benefit base
Lifetime Income Plus 2008 with the Principal Protection Death Benefit — Annuitant Age 45-70
Single or Joint Annuitant Contract	2.00% of benefit base plus 0.50% of value of Principal Protection Death Benefit	1.25% of benefit base plus 0.15% of value of Principal Protection Death Benefit
Lifetime Income Plus 2008 with the Principal Protection Death Benefit — Annuitant Age 71-85
Single or Joint Annuitant Contract	2.00% of benefit base plus 0.50% of value of Principal Protection Death Benefit	1.25% of benefit base plus 0.40% of value of Principal Protection Death Benefit
	Maximum Charge[2],10	Current Charge[10]
Lifetime Income Plus Solution without the Principal Protection Death Benefit
Single or Joint Annuitant Contract	2.00% of benefit base	1.25% of benefit base

	Maximum Charge[2],10	Current Charge[10]
Lifetime Income Plus Solution with the Principal Protection Death Benefit — Annuitant Age 45-70
Single or Joint Annuitant Contract	2.00% of benefit base plus 0.50% of value of Principal Protection Death Benefit	1.25% of benefit base plus 0.20% of value of Principal Protection Death Benefit
Lifetime Income Plus Solution with the Principal Protection Death Benefit — Annuitant Age 71-85
Single or Joint Annuitant Contract	2.00% of benefit base plus 0.50% of value of Principal Protection Death Benefit	1.25% of benefit base plus 0.50% of value of Principal Protection Death Benefit
Death Benefit Rider Options[11] (as a percentage of your Contract Value at the time the charge is taken)[12]
	Maximum Charge[2]	Current Charge
Annual Step-Up Death Benefit Rider Option	0.20%	0.20%
5% Rollup Death Benefit Rider Option	0.30%	0.30%
Earnings Protector Death Benefit Rider Option	0.30%	0.30%
Earnings Protector and Greater of Annual Step-Up and 5% Rollup Death Benefit Rider Option	0.70%	0.70%

[1]	None of the living benefit rider options may be elected together or in any combination. Only one may be elected and it must be elected at the time of application. Because this contract is no longer offered and sold, the optional benefits are no longer available to purchase under the contract.

[2]	The maximum charge reflects the charge that the rider is guaranteed never to exceed.

[3]	Guaranteed Withdrawal Advantage is not available for contracts issued on or after May 1, 2007.

[4]	Lifetime Income Plus is not available for contracts issued on or after May 1, 2008. The current and maximum charges reflected in the fee table for Lifetime Income Plus are for those contracts that reset their Withdrawal Base on or after July 15, 2019. The current and maximum charges for Lifetime Income Plus for those contracts that have not reset their Withdrawal Base on or after July 15, 2019 are as follows:

	Maximum Charge	Current Charge
Lifetime Income Plus (as a percentage of your average daily net assets in the Separate Account)
Single Annuitant Contract	2.00%	0.60%
Joint Annuitant Contract	2.00%	0.75%

[5]	Lifetime Income Plus 2007 is not available for contracts issued on or after September 8, 2008. The current and maximum charges reflected in the fee table for Lifetime Income Plus 2007 are for those contracts that reset their Withdrawal Base on or after July 15, 2019. The current and maximum charges for Lifetime Income Plus 2007 for those contracts that have not reset their Withdrawal Base on or after July 15, 2019 are as follows:

	Maximum Charge	Current Charge
Lifetime Income Plus 2007 (as a percentage of your average daily net assets in the Separate Account)
Single Annuitant Contract	2.00%	0.75%
Joint Annuitant Contract	2.00%	0.85%

[6]	Principal Protection Advantage is not available for contracts issued on or after May 1, 2007.

[7]	Payment Optimizer Plus is not available for contracts issued after October 17, 2008.

[8]	You may purchase Lifetime Income Plus 2008 or Lifetime Income Plus Solution with or without the Principal Protection Death Benefit. We assess a charge for the guaranteed minimum withdrawal benefit provided by each rider. The charge for the guaranteed minimum withdrawal benefit is calculated quarterly as a percentage of the benefit base, as defined and determined under each rider, and deducted quarterly from the Contract Value. On the Contract Date, the benefit base equals the initial purchase payment. The benefit base will change and may be higher than the Contract Value on any given day.

If you purchase Lifetime Income Plus 2008 or Lifetime Income Plus Solution with the Principal Protection Death Benefit, another charge will be assessed for the Principal Protection Death Benefit. The charge for the Principal Protection Death Benefit is calculated quarterly as a percentage of the value of the Principal Protection Death Benefit, as defined and determined under each rider, and deducted quarterly from the Contract Value. On the Contract Date, the value of the Principal Protection Death Benefit equals the initial purchase payment. The charge for the Principal Protection Death Benefit is higher if any Annuitant is age 71 or older at the time of application or when an Annuitant is added to the contract.

[9]	The current and maximum charges reflected in the fee table for Lifetime Income Plus 2008 are for those contracts that reset their Withdrawal Base on or after December 3, 2012. The current and maximum charges for Lifetime Income Plus 2008 for those contracts that have not reset their Withdrawal Base on or after December 3, 2012 are as follows:

	Maximum Charge[2]	Current Charge
Lifetime Income Plus 2008 without the Principal Protection Death Benefit
Single Annuitant Contract	2.00% of benefit base	0.75% of benefit base
Joint Annuitant Contract	2.00% of benefit base	0.85% of benefit base
Lifetime Income Plus 2008 with the Principal Protection Death Benefit — Annuitant Age 45-70
Single Annuitant Contract	2.00% of benefit base plus 0.50% of value of Principal Protection Death Benefit	0.75% of benefit base plus 0.15% of value of Principal Protection Death Benefit

Joint Annuitant Contract	2.00% of benefit base plus 0.50% of value of Principal Protection Death Benefit	0.85% of benefit base plus 0.15% of value of Principal Protection Death Benefit
Lifetime Income Plus 2008 with the Principal Protection Death Benefit — Annuitant Age 71-85
Single Annuitant Contract	2.00% of benefit base plus 0.50% of value of Principal Protection Death Benefit	0.75% of benefit base plus 0.40% of value of Principal Protection Death Benefit

Joint Annuitant Contract	2.00% of benefit base plus 0.50% of value of Principal Protection Death Benefit	0.85% of benefit base plus 0.40% of value of Principal Protection Death Benefit

[10]	The current and maximum charges reflected in the fee table for Lifetime Income Plus Solution are for contracts issued on or after January 5, 2009 and that have reset their Maximum Anniversary Value on or after December 3, 2012. The current and maximum charges for Lifetime Income Plus Solution for contracts issued on or after January 5, 2009 and that have not reset their Maximum Anniversary Value on or after December 3, 2012 are as follows:

	Maximum Charge[2]	Current Charge
Lifetime Income Plus Solution without the Principal Protection Death Benefit
Single or Joint Annuitant Contract	2.00% of benefit base	0.95% of benefit base
Lifetime Income Plus Solution with the Principal Protection Death Benefit — Annuitant Age 45-70
Single or Joint Annuitant Contract	2.00% of benefit base plus 0.50% of value of Principal Protection Death Benefit	0.95% of benefit base plus 0.20% of value of Principal Protection Death Benefit
Lifetime Income Plus Solution with the Principal Protection Death Benefit — Annuitant Age 71-85
Single or Joint Annuitant Contract	2.00% of benefit base plus 0.50% of value of Principal Protection Death Benefit	0.95% of benefit base plus 0.50% of value of Principal Protection Death Benefit

The current and maximum charges for Lifetime Income Plus Solution for contracts issued before January 5, 2009 and that have reset their Maximum Anniversary Value on or after December 3, 2012 are as follows:

	Maximum Charge[2]	Current Charge
Lifetime Income Plus Solution without the Principal Protection Death Benefit
Single or Joint Annuitant Contract	2.00% of benefit base	1.25% of benefit base
Lifetime Income Plus Solution with the Principal Protection Death Benefit — Annuitant Age 45-70
Single or Joint Annuitant Contract	2.00% of benefit base plus 0.50% of value of Principal Protection Death Benefit	1.25% of benefit base plus 0.15% of value of Principal Protection Death Benefit
Lifetime Income Plus Solution with the Principal Protection Death Benefit — Annuitant Age 71-85
Single or Joint Annuitant Contract	2.00% of benefit base plus 0.50% of value of Principal Protection Death Benefit	1.25% of benefit base plus 0.40% of value of Principal Protection Death Benefit

The current and maximum charges for Lifetime Income Plus Solution for contracts issued before January 5, 2009 and that have not reset their Maximum Anniversary Value on or after December 3, 2012 are as follows:

	Maximum Charge[2]	Current Charge
Lifetime Income Plus Solution without the Principal Protection Death Benefit
Single or Joint Annuitant Contract	2.00% of benefit base	0.85% of benefit base
Lifetime Income Plus Solution with the Principal Protection Death Benefit — Annuitant Age 45-70
Single or Joint Annuitant Contract	2.00% of benefit base plus 0.50% of value of Principal Protection Death Benefit	0.85% of benefit base plus 0.15% of value of Principal Protection Death Benefit
Lifetime Income Plus Solution with the Principal Protection Death Benefit — Annuitant Age 71-85
Single or Joint Annuitant Contract	2.00% of benefit base plus 0.50% of value of Principal Protection Death Benefit	0.85% of benefit base plus 0.40% of value of Principal Protection Death Benefit

[11]	The Annual Step-Up Death Benefit Rider may be elected with Lifetime Income Plus, Lifetime Income Plus 2007, Lifetime Income Plus 2008 or Lifetime Income Plus Solution at the time of application. None of the other death benefit rider options are available with Lifetime Income Plus, Lifetime Income Plus 2007, Lifetime Income Plus 2008 or Lifetime Income Plus Solution.

You may purchase the Earnings Protector Death Benefit Rider with either the Annual Step-Up Death Benefit Rider or the 5% Rollup Death Benefit Rider. You may not, however, purchase the Annual Step-Up Death Benefit Rider and the 5% Rollup Death Benefit Rider together or in any combination. The Earnings Protector and Greater of Annual Step-Up and 5% Rollup Death Benefit Rider may not be purchased with any other death benefit rider option.

[12]	All charges for the death benefit rider options are taken in arrears on each contract anniversary and at the time the contract is surrendered.

The following optional benefit charges apply to contracts issued on or after the later of April 29, 2005, or the date on which state insurance authorities approve applicable contract modifications, but prior to May 1, 2006, or prior to the date on which state insurance authorities approve applicable contract modifications.

Living Benefit Rider Options[1] (as a percentage of your average daily net assets in the Separate Account)
	Maximum Charge[2]	Current Charge
Guaranteed Withdrawal Advantage	1.00%	0.50%
Lifetime Income Plus[3]	2.00%	1.25%
Guaranteed Income Advantage	0.50%	0.50%
Principal Protection Advantage	1.00%	0.40%
Death Benefit Rider Options[4] (as a percentage of your Contract Value at the time the charge is taken)[5]
	Maximum Charge	Current Charge
Annual Step-Up Death Benefit Rider Option	0.20%	0.20%
5% Rollup Death Benefit Rider Option	0.30%	0.30%
Earnings Protector Death Benefit Rider Option	0.30%	0.30%
Earnings Protector and Greater of Annual Step-Up and 5% Rollup Death Benefit Rider Option	0.70%	0.70%

[1]	None of the living benefit rider options may be elected together or in any combination. Only one may be elected and it must be elected at the time of application. Because this contract is no longer offered and sold, the optional benefits are no longer available to purchase under the contract.

[2]	The maximum charge reflects the charge that the rider is guaranteed never to exceed.

[3]	The current and maximum charges reflected in the fee table for Lifetime Income Plus are for those contracts that reset their Withdrawal Base on or after July 15, 2019. The current and maximum charges for Lifetime Income Plus for those contracts that have not reset their Withdrawal Base on or after July 15, 2019 are 0.60% (current charge) and 2.00% (maximum charge), calculated as a percentage of average daily net assets in the Separate Account.

[4]	The Annual Step-Up Death Benefit Rider may be elected with Lifetime Income Plus at the time of application. None of the other death benefit rider options are available with Lifetime Income Plus.

[5]	All charges for the death benefit rider options are taken in arrears on each contract anniversary and at the time the contract is surrendered.

The following optional benefit charges apply to contracts issued on or after the later of May 1, 2003, or the date on which state insurance authorities approve applicable contract modifications, but prior to April 29, 2005, or prior to the date on which state insurance authorities approve applicable contract modifications.

Living Benefit Rider Options[1] (as a percentage of your average daily net assets in the Separate Account)
	Maximum Charge[2]	Current Charge
Guaranteed Withdrawal Advantage	1.00%	0.50%
Guaranteed Income Advantage	0.50%	0.40%
Principal Protection Advantage	1.00%	0.40%
Death Benefit Rider Options (as a percentage of your Contract Value at the time the charge is taken)[3]
	Maximum Charge	Current Charge
Annual Step-Up Death Benefit Rider Option	0.20%	0.20%
5% Rollup Death Benefit Rider Option[4]	0.30%	0.30%
Earnings Protector Death Benefit Rider Option	0.30%	0.30%
Earnings Protector and Greater of Annual Step-Up and 5% Rollup Death Benefit Rider Option	0.70%	0.70%

[1]	None of the living benefit rider options may be elected together or in any combination. Only one may be elected and it must be elected at the time of application. Because this contract is no longer offered and sold, the optional benefits are no longer available to purchase under the contract.

[2]	The maximum charge reflects the charge that the rider is guaranteed never to exceed.

[3]	All charges for the death benefit rider options are taken in arrears on each contract anniversary and at the time the contract is surrendered.

[4]	The 5% Rollup Death Benefit Rider Option and the Earnings Protector and Greater of Annual Step-Up and 5% Rollup Death Benefit Rider Option are not available for contracts issued on or after September 2, 2003 as a Funding Annuity under the Annuity Cross Funding Program. The Annuity Cross Funding Program is not available to contracts issued on or after August 17, 2004.

The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the contract. A complete list of Portfolios available under the contract, including their annual expenses, may be found in Appendix A.

Annual Portfolio Expenses
These are expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses as of December 31, 2023.[1]
	Minimum	Maximum
Before fee waivers and expense reimbursements	0.31%	2.375%

[1]	Shown as a percentage of average net assets for the fiscal year ended December 31, 2023.

Example

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual contract expenses, and annual Portfolio expenses.

The Example assumes that you invest $100,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual Portfolio expenses and optional benefits available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows, assuming maximum expenses:

	1 Year	3 Years	5 Years	10 Years
If you surrender your contract at the end of the applicable time period:	$11,971	$25,270	$37,985	$69,661
If you annuitize at the end of the applicable time period:	$5,812	$19,277	$32,991	$68,480
If you do not surrender your contract:	$6,670	$20,193	$33,973	$69,661

The above Example assumes the following maximum expenses:

•	Separate Account charges of 1.45% (deducted daily at an effective annual rate of the assets in the Separate Account);

•	for Lifetime Income Plus 2008 with the Principal Protection Death Benefit or Lifetime Income Plus Solution with the Principal Protection Death Benefit, a charge of 2.00% of benefit base plus a charge of 0.50% of the value of the Principal Protection Death Benefit (deducted quarterly from Contract Value); and

•	a charge of 0.20% for the Annual Step-Up Death Benefit Rider (deducted annually as a percentage of the Contract Value).

If the optional riders are not elected, the expense figures shown above would be lower.

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

There are risks associated with investing in the contract. You can lose money in a variable annuity, including potentially the loss of your original investment. The value of your investment and any returns will depend on the performance of the Portfolios you select (and the Guarantee Account, if you select that option). Each Portfolio has its own unique risks.

Variable annuities are not short-term investment vehicles. The surrender charge applies for several years, and therefore the contract should be purchased only for the long-term. In addition, full or partial withdrawals are subject to income tax to the extent they consist of earnings, and may be subject to a 10% income tax penalty if taken before age 59 1⁄2. Accordingly, you should carefully consider your income and liquidity needs before purchasing a contract.

Investment Risk. You bear the risk of any decline in the Contract Value caused by the performance of the Portfolios held by the Subaccounts. Those Portfolios could decline in value very significantly, and there is a risk of loss of your entire amount invested. The risk of loss varies with each Portfolio. This risk could have a significant negative impact on the value under a Living Benefit Rider. The investment risks are described in the prospectuses for the Portfolios.

Investment Restrictions — Opportunity Risks. Certain of the Living Benefit Riders restrict your choice of available Portfolios. These restrictions are intended to protect us financially, in that they reduce the likelihood that we will have to pay guaranteed benefits under the rider from our own assets. These restrictions could result in an opportunity cost — in the form of Portfolios that you did not invest in that ultimately might generate superior investment performance. Thus, you should consider these restrictions when deciding whether to elect such an optional rider.

Risk Associated With Election of Optional Benefits. Certain of the optional benefits include requirements that must be followed in order to preserve and maximize the guarantees we offer under the benefit. If you fail to adhere to these requirements, that may diminish the value of the benefit and even possibly cause termination of the benefit. In addition, it is possible that you will pay fees for the optional benefit without fully realizing the guarantees available under the benefit. For example, such would be the case if you were to participate in a guaranteed minimum withdrawal benefit for many years yet die sooner than anticipated, without having taken a significant number of withdrawals.

Insurance Company Insolvency. It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that we promise that exceed the value of the assets in the Separate Account. Similarly, our experiencing financial difficulty could interfere with our ability to fulfill our obligations under the Guarantee Account.

Tax Consequences. Withdrawals are generally taxable to the extent of any earnings in the contract, and prior to age 59 1⁄2 a tax penalty may apply. In addition, even if the contract is held for years before any withdrawal is made, withdrawals are taxable as ordinary income rather than capital gains.

Cybersecurity and Certain Business Continuity Risks. Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data and breaches of regulation may lead to a materially adverse effect on our results of operations and corporate reputation. In addition, we must commit significant resources to maintain and enhance our existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If we fail to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. In addition, we cannot assure investors or consumers that interruptions, failures or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. The occurrence of any of these events may have a materially adverse effect on our businesses, results of operations and financial condition.

Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyberattacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyberattacks affecting us, any third party administrator, the Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyberattacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the Funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your contract to lose value. There can be no assurance that we or the Funds or our service providers will avoid losses affecting your contract due to cyberattacks or information security breaches in the future. There may be an increased risk of cyberattacks during periods of geo-political or military conflict (such as Russia’s invasion of Ukraine and the Israel-Hamas conflict).

Natural and Man-Made Disasters. We are also exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, geopolitical disputes, military actions, and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our service providers to perform their job responsibilities. Even if our employees and the employees of our service providers are able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of contract-related transactions, including orders from contract owners. Catastrophic events may negatively affect the computer and other systems on which we rely, may interfere with our ability to receive, pick up and process mail, may interfere with our ability to calculate Contract Value, or may have other possible negative impacts. These events may also impact the issuers of securities in which the Portfolios invest, which may cause the Portfolios underlying your contract to lose value. There can be no assurance that we or the Portfolios or our service providers will be able to successfully avoid negative impacts associated with natural and man-made disasters and catastrophes.

We outsource certain critical business functions to third parties and, in the event of a natural or man-made disaster, rely upon the successful implementation and execution of the business continuity planning of such entities. While we monitor the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond our control. If one or more of the third parties to whom we outsource such critical business functions experience operational failures, our ability to administer the contract could be impaired.

Unknown Risks and Uncertainties Associated With Artificial Intelligence. Our inability to anticipate and leverage new technology developments, such as artificial intelligence, could adversely affect the future success of our business. We may not be successful in anticipating or responding to these developments on a timely and cost-effective basis, and our investments in these capabilities may not deliver the benefits anticipated or perform as expected. Poor implementation of new technologies, including artificial intelligence, by us or our third-party service providers, could subject us to additional risks we cannot adequately mitigate, which could have a material adverse impact to our business, results of operations, and financial condition.

THE COMPANY

We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. We principally offer life insurance policies and annuity contracts. We do business in 49 states, the District of Columbia and Bermuda. Our principal offices are at 11011 West Broad Street, Glen Allen, Virginia 23060. We are obligated to pay all amounts promised under the contract.

Capital Brokerage Corporation serves as principal underwriter for the contracts and is a broker/dealer registered with the SEC. Genworth North America Corporation (formerly, GNA Corporation) directly owns the stock of Capital Brokerage Corporation and the Company. Genworth North America Corporation is indirectly owned by Genworth Financial, Inc., a public company.

FINANCIAL CONDITION OF THE COMPANY

Many factors, such as investment performance, interest rates, and equity market conditions, can affect an insurance company’s financial condition. We know it is important for you to understand how this market environment may impact your Contract Value and our ability to meet the guarantees under your contract.

Assets in the Separate Account. You assume all of the investment risk for Contract Value allocated to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets may not be charged with liabilities arising from any other business that we may conduct. The assets of the Separate Account will, however, be available to cover the liabilities of our General Account to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the contracts supported by it. This means that, with very limited exceptions, all assets in the Separate Account attributable to your Contract Value and that of all other contract owners would receive a priority of payment status over other claims in the event of an insolvency or receivership. See “The Separate Account” provision of this prospectus.

Assets in the General Account. You also may be permitted to make allocations to the Guarantee Account, which is part of our General Account. In addition, any guarantees under the contract that exceed your Contract Value, such as the guaranteed minimum withdrawal benefits and guaranteed income benefits associated with the living benefit rider options or the the guaranteed minimum death benefits associated with the death benefit rider options, are paid from our General Account (not the Separate Account). Therefore, any amounts that we may pay under the contract in excess of your value in the Separate Account are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We issue (or have issued) other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the General Account. In the event of an insolvency or receivership, payments we make from our General Account to satisfy claims under the contract would generally receive the same priority as our other policy holder obligations. This means that in the event of an insolvency or receivership, you may receive only a portion, or none, of the payments you are due under the contract. See “The Guarantee Account” provision of this prospectus.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our contract owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. In addition, we actively hedge our investments in our General Account, while also requiring contract owners to allocate purchase payments to an Investment Strategy if a living benefit rider option has been elected. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, which include, but are not limited to, bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

The market effects on our investment portfolio have caused us to re-evaluate product offerings. We continue to evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.

How to Obtain More Information. We encourage both existing and prospective contract owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our audited financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, call (800) 352-9910 or write to our Home Office at the address listed on page 1 of this prospectus. In addition, the Statement of Additional Information is available on our website at www.genworth.com/RetireReadyChoicePost or on the SEC’s website at www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.genworth.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability.

THE SEPARATE ACCOUNT

We established the Separate Account as a separate investment account on August 19, 1987. The Separate Account may invest in mutual funds, unit investment trusts, managed separate accounts, and other portfolios. We use the Separate Account to support the contract as well as for other purposes permitted by law.

Currently, there are multiple Subaccounts of the Separate Account available under the contract. Each Subaccount invests exclusively in shares representing an interest in a separate corresponding Portfolio of the Funds.

The assets of the Separate Account belong to us. Nonetheless, we do not charge the assets in the Separate Account attributable to the contracts with liabilities arising out of any other business which we may conduct. The assets of the Separate Account will, however, be available to cover the liabilities of our General Account to the extent that the assets of the Separate Account exceed its liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains, or losses arising out of any other business we may conduct. The Company is obligated to pay all amounts promised to contract owners under the contracts.

Guarantees made under the contract, including any rider options, are based on the claims paying ability of the Company to the extent that the amount of the guarantee exceeds the assets available in the Separate Account.

We registered the Separate Account with the SEC as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). The Separate Account meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC. You assume the full investment risk for all amounts you allocate to the Separate Account.

If permitted by law, we may deregister the Separate Account under the 1940 Act in the event registration is no longer required; manage the Separate Account under the direction of a committee; or combine the Separate Account with one of our other separate accounts. Further, to the extent permitted by applicable law, we may transfer the assets of the Separate Account to another separate account.

The Portfolios

There is a separate Subaccount which corresponds to each Portfolio of a Fund offered in this contract. You select the Subaccounts to which you allocate purchase payments and Contract Value. In addition, you currently may change your future purchase payment allocation without penalty or charges. If you elect one of the Payment Protection Rider Options or one of the Guaranteed Minimum Withdrawal Benefit Rider Options (except for Lifetime Income Plus 2008 and Lifetime Income Plus Solution), however, the benefits you receive under that rider may be reduced if your assets are not allocated in accordance with the Investment Strategy outlined in each rider. Contract owners that own Lifetime Income Plus 2008 or Lifetime Income Plus Solution must always allocate assets in accordance with the Investment Strategy. In addition, there are limitations on the number of transfers that may be made each calendar year. See the “Transfers” provision of this prospectus for additional information.

Each Fund is registered with the SEC as an open-end management investment company under the 1940 Act. The assets of each Portfolio are separate from other portfolios of a Fund and each Portfolio has separate investment objectives and policies. As a result, each Portfolio operates as a separate Portfolio and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

Certain Portfolios may invest substantially all of their assets in portfolios of other funds. As a result, you will pay fees and expenses at both portfolio levels. This will reduce your investment return. These arrangements are referred to as “funds of funds” or “master-feeder funds.” Funds of funds or master-feeder structures may have higher expenses than Portfolios that invest directly in debt or equity securities.

Certain Portfolios may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the Portfolio in rising equity markets relative to other Portfolios. You should consult with your registered representative to determine which combination of investment choices is appropriate for you.

Information regarding each Portfolio, including (i) its name; (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.); (iii) its investment adviser and any sub-adviser; (iv) current expenses; and (v) performance is available in Appendix A to this prospectus. Each Portfolio has issued a prospectus that contains more detailed information about the Portfolio. Before choosing a Subaccount to which you will allocate your purchase payments and Contract Value, carefully read the prospectus for each Portfolio, along with this prospectus. You may obtain the most recent prospectus for each Portfolio by calling us at (800) 352-9910, or writing us at 11011 West Broad Street, Glen Allen, Virginia 23060. You may also obtain copies of the prospectus for each Portfolio on our website at www.genworth.com/RetireReadyChoicePost. There is no assurance that any of the Portfolios will meet these objectives. We do not guarantee any minimum value for the amounts you allocate to the Separate Account. You bear the investment risk of investing in the Portfolios.

The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager, or if the other portfolio has a similar name.

Subaccounts

You may allocate purchase payments and Contract Value to Subaccounts that invest in the Portfolios in addition to the Guarantee Account at any one time. For contract owners that have elected Guaranteed Income Advantage, you may not allocate purchase payments directly to the GIS Subaccount(s). Such allocations must be made pursuant to scheduled transfers from all other Subaccounts in which you have allocated assets. Any remaining transfers will come from the Guarantee Account. See the “Income Payments — Guaranteed Income Advantage” provision of this prospectus. If you elect one of the Payment Protection Rider Options or one of the Guaranteed Minimum Withdrawal Benefit Rider Options (except for Lifetime Income Plus 2008 and Lifetime Income Plus Solution), the benefits you receive under the rider may be reduced if your purchase payments and Contract Value are not allocated in accordance with the Investment Strategy outlined in each rider. Contract owners that own Lifetime Income Plus 2008 or Lifetime Income Plus Solution must always allocate purchase payments and Contract Value in accordance with the Investment Strategy. See the “Surrenders and Partial Withdrawals — Guaranteed Minimum Withdrawal Benefit Rider Options” and “Income Payments — Payment Protection Rider Options” provisions of this prospectus.

We will purchase shares of the Portfolios at net asset value and direct them to the appropriate Subaccounts. We will redeem sufficient shares of the appropriate Portfolios at net asset value to pay death benefits, surrender proceeds and partial withdrawals; to make income payments; or for other purposes described in the contract. We automatically reinvest all dividend and capital gain distributions of the Portfolios in shares of the distributing Portfolios at their net asset value on the date of distribution. In other words, we do not pay Portfolio dividends or Portfolio distributions out to owners as additional units, but instead reflect them in unit values.

Shares of the Portfolios are not sold directly to the general public. They are sold to us, and they may also be sold to other insurance companies that issue variable annuity contracts and variable life insurance policies. In addition, they may be sold to retirement plans.

When a Fund sells shares in any of its Portfolios both to variable annuity and to variable life insurance separate accounts, it engages in mixed funding. When a Fund sells shares in any of its Portfolios to separate accounts of unaffiliated life insurance companies, it engages in shared funding.

Each Fund may engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various shareholders participating in a Fund could conflict. A Fund’s Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the prospectuses for the Portfolios for additional information.

We reserve the right, subject to applicable law, to make additions, deletions and substitutions for the Portfolios of the Funds. We may substitute shares of other portfolios for shares already purchased, or to be purchased in the future, under the contract. This substitution might occur if shares of a Portfolio should no longer be available, or if investment in any Portfolio’s shares should become inappropriate for the purposes of the contract, in the judgment of our management. The new Portfolios may have higher fees and charges than the ones they replaced. No substitution or deletion will be made without prior notice to you in accordance with the 1940 Act.

We also reserve the right to establish additional Subaccounts, each of which would invest in a separate Portfolio of a Fund, or in shares of another investment company, with a specified investment objective. We may also eliminate one or more Subaccounts if, in our sole discretion, marketing, tax, or investment conditions warrant. We will not eliminate a Subaccount without prior notice to you and, if required, before approval of the SEC. Not all Subaccounts may be available to all classes of contracts.

There are a number of factors that are considered when deciding what Portfolios are made available in your variable annuity contract. Such factors include:

(1)	the investment objective of the Portfolio;

(2)	the Portfolio’s performance history;

(3)	the Portfolio’s holdings and strategies it uses to try and meet its objectives; and

(4)	the Portfolio’s servicing agreement.

The investment objective is critical because we want to have Portfolios with diverse objectives so that an investor may diversify his or her investment holdings, from a conservative to an aggressive investment portfolio, depending on the advice of his or her investment adviser and risk assessment. There is no assurance, however, that a Portfolio will achieve its stated investment objective. When selecting a Portfolio for our products, we also consider the Portfolio’s performance history compared to its peers and whether its holdings and strategies are consistent with its objectives. Please keep in mind that past performance does not guarantee future results. Finally, it is important for us to be able to provide you with a wide array of the services that facilitate your investment program relating to your allocation in Subaccounts that invest in the Portfolios. The Company does not provide investment advice and does not recommend or endorse any particular Subaccount or Portfolio. You bear the entire risk of any decline in your Contract Value resulting from the investment performance of the Subaccounts you have chosen.

Payments from Funds and Fund Affiliates. We have entered into agreements with either the investment adviser or distributor of each of the Funds and/or, in certain cases, a Portfolio, under which the Portfolio, the adviser or distributor may make payments to us and/or to certain of our affiliates. We consider these payments and fees among a number of factors when deciding to add or keep a Portfolio on the menu of Portfolios that we offer through the contract. These payments may be made in connection with certain administrative and other services we provide relating to the Portfolios. Such administrative services we provide or obtain include but are not limited to: accounting transactions for variable owners and then providing one daily purchase and sale order on behalf of each Portfolio; providing copies of Portfolio prospectuses, Statements of Additional Information and any supplements thereto; forwarding proxy voting information, gathering the information and providing vote totals to the Portfolio on behalf of our owners; and providing customer service on behalf of the Portfolios, including the provision of teleservicing support in connection with the Portfolios and the provision of office space, equipment, facilities and personnel as may be reasonably required or beneficial in order to provide these services to contract owners. The amount of the payments is based on a percentage of the average annual aggregate net amount we have invested in the Portfolio on behalf of the Separate Account and other separate accounts funding certain variable insurance contracts that we and our affiliates issue. These percentages differ, and some Portfolios, investment advisers or distributors pay us a greater percentage than other Portfolios, advisers or distributors based on the level of administrative and other services provided. The availability of these types of arrangements may create an incentive for us to seek and to add as an investment option under the contract funds or portfolios (and classes of shares of such portfolios) that pay us higher amounts. Other funds or portfolios (or available classes of shares of such portfolios) with substantially similar investment objectives may have lower fees and better overall investment performance than the Funds and Portfolios offered through your contract.

We may realize a profit from payments received from a Portfolio or from the adviser and/or the distributor. We may use the proceeds of such payment to pay for the services described above or for any corporate purpose, including payment of expenses (i) that we and/or our affiliates incur in promoting, marketing and administering the contracts, and (ii) that we incur, in our role as intermediary, in maintaining the Portfolios as investment options and facilitating the Subaccounts’ investment in the Portfolios.

The amount received from certain Portfolios for the assets allocated to the Portfolios from the Separate Account during 2023 ranged from 0.10% to 0.25% of annualized average daily net assets. The Portfolios that pay a service fee to us are:

Allspring Variable Trust:

Allspring VT Discovery All Cap Growth Fund — Class 2

Eaton Vance Variable Trust:

VT Floating-Rate Income Fund

PIMCO Variable Insurance Trust:

All Asset Portfolio — Advisor Class Shares

High Yield Portfolio — Administrative Class Shares

Long-Term U.S. Government Portfolio — Administrative Class Shares

Low Duration Portfolio — Administrative Class Shares

Total Return Portfolio — Administrative Class Shares

The Prudential Series Fund:

PSF Natural Resources Portfolio — Class II

PSF PGIM Jennison Blend Portfolio — Class II Shares (formerly, PSF PGIM Jennison Focused Blend Portfolio — Class II Shares)

PSF PGIM Jennison Growth Portfolio — Class II Shares

State Street Variable Insurance Series Funds, Inc.:

Total Return V.I.S. Fund — Class 1 Shares

Total Return V.I.S. Fund — Class 3 Shares

As noted above, an investment adviser or distributor of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives on the advisory fee deducted from Portfolio assets. Contract owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the prospectuses for the Portfolios for more information).

The amount received from the adviser and/or the distributor for the assets allocated to the Portfolios from the Separate Account during 2023 ranged from 0.05% to 0.50%. Payment of these amounts is not an additional charge to you by the Funds or by us, but comes from the Fund’s investment adviser or distributor. These payments may vary by Portfolio. Therefore, the amount of such payments paid to us may be greater or smaller based on the Portfolios you select.

In addition to the asset-based payments for administrative and other services described above, the investment adviser or the distributor of the Fund may also pay us, or our affiliate Capital

Brokerage Corporation, to participate in periodic sales meetings, for expenses relating to the production of promotional sales literature and for other expenses or services. The amount paid to us, or our affiliate Capital Brokerage Corporation, may be significant. Payments to participate in sales meetings may provide a Fund’s investment adviser or distributor with greater access to our internal and external wholesalers to provide training, marketing support and educational presentations.

In consideration of services provided and expenses incurred by Capital Brokerage Corporation in distributing shares of the Funds, Capital Brokerage Corporation also receives Rule 12b-1 fees from AB Variable Products Series Fund, Inc., AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Allspring Variable Trust, BlackRock Variable Series Funds, Inc., Columbia Funds Variable Series Trust II, Eaton Vance Variable Trust, Federated Hermes Insurance Series, Fidelity Variable Insurance Products Fund, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Janus Aspen Series, Legg Mason Partners Variable Equity Trust, Lincoln Variable Insurance Products Trust, MFS® Variable Insurance Trust, MFS® Variable Insurance Trust II, PIMCO Variable Insurance Trust, The Prudential Series Fund, and State Street Variable Insurance Series Funds, Inc. See the prospectuses for the Portfolios for additional information. These payments range up to 0.25% of Separate Account assets invested in the particular Portfolio. Certain Portfolios may accrue Rule 12b-1 fees at a higher rate (as disclosed in the prospectus for the Portfolio), but payments to us and/or Capital Brokerage Corporation may be made in a lower amount. Not all of the Portfolios may pay the same amount of Rule 12b-1 fees or shareholder servicing fees. Therefore, the amount of such fees paid to us and/or Capital Brokerage Corporation may be greater or smaller based on the Portfolios you select.

Voting Rights

As required by law, we will vote the shares of the Portfolios held in the Separate Account at special shareholder meetings based on instructions from you. However, if the law changes and we are permitted to vote in our own right, we may elect to do so. Further, in certain limited circumstances, we may override a contract owner’s voting instructions consistent with SEC order.

Whenever a Fund calls a shareholder meeting, owners with voting interests in a Portfolio will be notified of issues requiring the shareholders’ vote as soon as possible before the shareholder meeting. Persons having a voting interest in the Portfolio will be provided with proxy voting materials, reports, other materials, and a form with which to give voting instructions.

We will determine the number of votes which you have the right to cast by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, we will recognize fractional shares.

We will vote Portfolio shares for which no instructions are received (or instructions are not received timely) as well as shares of the Portfolio that the Company itself owns, in the same proportion to those that are received. Therefore, because of proportional voting, a small number of contract owners may control the outcome of a vote. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the number of votes eligible to be cast.

Asset Allocation Program

The following is a general description of the Asset Allocation Program available under the contract. A complete description is available in the brochure for the program. The program may be referred to as “Efficient Edge” in the brochure or other materials.

General

The Asset Allocation Program is an asset allocation service that we make available at no additional charge for use within the contract. Asset allocation is an investment strategy for distributing assets among asset classes to help attain an investment goal. For your contract, the Asset Allocation Program can help with decisions you need to make about how to allocate your Contract Value among available Subaccounts (and their corresponding Portfolios). The theory behind an asset allocation strategy is that diversification among asset classes can help reduce volatility over the long term.

AssetMark, Inc. provides investment advice for the Asset Allocation Program. AssetMark is an investment adviser that is registered under the Investment Advisers Act of 1940. We may compensate AssetMark for services it provides related to the Asset Allocation Program. As part of the Asset Allocation Program, AssetMark has developed five asset allocation models (“Asset Allocation Models” or “Models”), each based on different profiles of an investor’s investment time horizon and willingness to accept investment risk. Another Asset Allocation Model is a “build your own” Asset Allocation Model. We will refer to this Asset Allocation Model as the “Build Your Own Asset Allocation Model” when necessary to distinguish it from the other Asset Allocation Models. The distinguishing features of the Build Your Own Asset Allocation Model are discussed in the “Build Your Own Asset Allocation Model” provision below. The Asset Allocation Models are designed for use in two different circumstances, as discussed below.

•	Certain of the optional riders available for purchase under the contract are designed to provide protection against market downturns. To ensure that contract owners’ assets protected under one of these riders are invested in accordance with an investment strategy involving an appropriate level of risk, we require the assets to be invested only in an Investment Strategy. For contract owners that purchase Lifetime Income Plus 2008 or Lifetime Income Plus Solution, the contract owner may elect Asset Allocation Model A, B, C, or D or the Build Your Own Asset Allocation Model (or invest in one or more of the Designated Subaccounts) as the Investment Strategy. A contract owner, however, may not elect Asset Allocation Model E. For contract owners that purchase one of the other Guaranteed Minimum Withdrawal Benefit Rider Options or one of the Payment Protection Rider Options, the contract owner may elect only Asset Allocation Model C (or invest in one or more of the Designated Subaccounts). Asset Allocation Model A, B, D, and E and the Build Your Own Asset Allocation Model are not available as Investment Strategies for these contract owners.

•	Contract owners that do not purchase one of the Guaranteed Minimum Withdrawal Benefit Rider Options or one of the Payment Protection Rider Options may also elect to participate in the Asset Allocation Program. These contract owners may choose Asset Allocation Model A, B, C, D or E. The Build Your Own Asset Allocation Model, however, is not available to these contract owners. The Asset Allocation Program is not available to contract owners who have elected Guaranteed Income Advantage.

If you elect to participate in the Asset Allocation Program, your initial purchase payment will be allocated to the Subaccounts corresponding to the Portfolios in the Asset Allocation Model you select. Any subsequent purchase payments you make will also be allocated accordingly, unless you instruct us otherwise in writing. The Build Your Own Asset Allocation Model works a little differently, as discussed in the “Build Your Own Asset Allocation Model” provision below.

If you participate in the Asset Allocation Program, AssetMark will serve as your investment adviser solely for the purposes of the development of the Asset Allocation Models (except for the Build Your Own Asset Model) and periodic updates of the Models. The Asset Allocation Models are updated on a periodic basis (generally annually), as discussed below. If you elect to participate in the Asset Allocation Program, we will reallocate your Contract Value or purchase payments, as applicable, in accordance with the Model you select as it is updated from time to time based on limited discretionary authority that you grant to us, unless you instruct us otherwise. For more information on AssetMark’s role as investment adviser for the Asset Allocation Program, you may review AssetMark’s disclosure brochure, which will be delivered to you at the time you apply for a contract. Please contact us if you would like to receive a copy of this brochure. We may change the investment adviser that we use to develop and periodically update the Asset Allocation Models, or to the extent permissible under applicable law, use no investment adviser at all. We may perform certain administrative functions on behalf of AssetMark. However, we are not registered as an investment adviser and are not providing any investment advice in making the Asset Allocation Program available to contract owners.

The Asset Allocation Models

There are six Asset Allocation Models, each comprised of a carefully selected combination of Portfolios offered under the contract. Development of the Asset Allocation Models involves a multi-step process designed to optimize the selection of Portfolios, for a given level of risk tolerance, in an effort to maximize returns and limit the effects of market volatility. The discussion in this section generally applies to all of the Asset Allocation Models, although certain distinguishing features of the Build Your Own Asset Allocation Model are discussed in the “Build Your Own Asset Allocation Model” provision below.

Asset allocation strategies reflect the theory that diversification among asset classes can help reduce volatility and potentially enhance returns over the long term. An asset class may be a category of investments having similar characteristics, such as stocks and other equity investments and bonds and other fixed income investments. There also may be further divisions within asset classes, such as divisions according to the size of the issuer (e.g., large cap, mid cap, or small cap), the type of issuer (e.g., government, municipal, or corporate), or the location of the issuer (e.g., domestic or foreign). AssetMark has identified target allocations, between equities and fixed income investments, for the level of risk, investment time horizon and investment objective specified for Asset Allocation Model A, B, C, D and E.

To provide further diversification benefits beyond the broad asset class allocations, AssetMark conducts an optimization analysis to determine the appropriate allocations to sub-asset classes for each Asset Allocation Model. While, generally, AssetMark exercises its own broad discretion in allocating to sub-asset classes, we may require AssetMark to target certain levels of sub-asset class allocations in order to achieve a level of risk consistent with certain of our optional riders that require assets to be invested in an Investment Strategy, which may include one or more of the Asset Allocation Models.

After the asset class and sub-asset class exposures have been identified for each Asset Allocation Model, a determination is made as to how available Portfolios can be used to implement the asset class allocations. Part of the allocation process used by AssetMark in determining the allocation to Portfolios in the Asset Allocation Models is an evaluation of the asset and/or sub-asset class(es) exposures presented by each Portfolio in order to combine Portfolios to arrive at the desired asset and sub-asset class allocation levels. The Portfolios considered by AssetMark are all those currently available for contributions of new purchase payments by all contract owners.

AssetMark considers various factors in determining allocations to each Portfolio for each Asset Allocation Model, which may include historical style analysis and asset performance and multiple regression analyses, as well as qualitative assessments of a Portfolio’s portfolio manager and expected future market and economic conditions. While Portfolios are not required to report their current securities holdings directly to AssetMark, this analysis is generally made based on the historic security holdings of the Portfolios as described in public documents.

In addition, AssetMark may consider (but is not obligated to follow) recommendations we may make regarding what Portfolios to use. These recommendations may be based on various factors, including whether the investment adviser or distributor of a Portfolio pays us a fee in connection with certain administrative and other services we provide relating to the Portfolio, and whether our affiliate Capital Brokerage Corporation receives Rule 12b-1 fees from the Portfolio. Based on this analysis, Portfolios are selected in a manner that is intended to optimize potential returns of each Model, given a particular level of risk tolerance. This process could, in some cases, result in the inclusion of a Portfolio in a Model based on its specific asset class exposure or other specific optimization factors, even when another Portfolio may have better investment performance. In addition, this may also result in the inclusion of Portfolios with higher fees that may adversely affect performance.

Build Your Own Asset Allocation Model. The Build Your Own Asset Allocation Model allows for more flexibility than the other five Asset Allocation Models, enabling you, in consultation with your registered representative, to construct your own asset allocation that you believe best meets your individual investment objectives. We have constructed the Build Your Own Asset Allocation Model to require that you invest between 20% and 80% of your assets in the “Core” asset class, between 20% and 60% of your assets in the “Fixed Income” asset class, and no more than 20% of your assets in the “Specialty” asset class, for a total of 100% of assets invested in accordance with the Model. In constructing the parameters for the Build Your Own Asset Allocation Model, we defined the asset classes among which assets should be allocated, and determined an appropriate percentage range for each asset class. In making these determinations, our goal is to permit any asset allocation that is appropriate for contract owners with moderately conservative to moderately aggressive risk tolerance levels.

AssetMark’s role for the Build Your Own Asset Allocation Model is to make determinations as to how available Portfolios fit within each asset class. AssetMark considers various factors in assigning Portfolios to an asset class, which may include historical style analysis and asset performance and multiple regression analyses.

As with the other Asset Allocation Models, AssetMark may be subject to certain conflicts of interests in categorizing the Portfolio for the Build Your Own Asset Allocation Model, including recommendations from us on which Portfolios to include in the Model or a specific asset class based on the fees we receive in connection with a Portfolio (see the discussion in “The Asset Allocation Models” provision above) and the need by certain Portfolios for additional assets (see the discussion in the “Risks” provision below). It is possible that such conflicts of interest could affect, among other matters, AssetMark’s decisions as to which asset class to categorize a Portfolio.

Periodic Updates of Asset Allocation Models and Notices of Updates

Each of the Asset Allocation Models is evaluated periodically (generally annually) to assess whether the combination of Portfolios within each Model should be changed to better seek to optimize the potential return for the level of risk tolerance intended for the Model. As a result of such periodic analysis, each Model may change, such as by revising the percentages allocated to such Portfolio. In addition, Portfolios may be added to a Model (including Portfolios not currently available in the contract), or Portfolios may be deleted from a Model.

We evaluate the Build Your Own Asset Allocation Model periodically to assess whether the asset allocation parameters should be changed to better ensure that resulting asset allocations are in an appropriate risk tolerance range. If, as a result of such periodic analysis, we determine that the Build Your Own Asset Allocation Model must change (for example by adding, removing or modifying asset classes or by changing the percentage range of investments allocable to an asset class), then we will make a new Build Your Own Asset Allocation Model available for new contract owners.

AssetMark will also evaluate the Build Your Own Asset Allocation Model to assess whether the Portfolios are appropriately categorized within each asset class. As a result of this evaluation, AssetMark may determine that certain Portfolios should be placed in a different asset class or, perhaps, removed from the Model, or that other Portfolios should be added to the Model (including Portfolios not currently available in the contract).

When your Asset Allocation Model is updated (as described below), we will reallocate your Contract Value (and subsequent purchase payments, if applicable) in accordance with any changes to the Model you have selected. This means the allocation of your Contract Value, and potentially the Portfolios in which you are invested, will change and your Contract Value (and subsequent purchase payments, if applicable) will be reallocated among the Portfolios in your updated Model (independently of monthly rebalancing, as discussed below). As discussed below, in the case of the Build Your Own Asset Allocation Model, it is possible that a change may be made to the Build Your Own Asset Allocation Model that will require a contract owner to provide us with new allocation instructions.

When Asset Allocation Models are to be updated, we will send you written notice of the updates to the Models at least 30 days in advance of the date the updated version of the Model is intended to be effective. Contract owners purchasing contracts who elect to participate in the Asset Allocation Program within the two week period prior to a date that Asset Allocation Models are to be updated, will be provided with information regarding the composition of both the current Asset Allocation Model as well as the proposed changes to the Model. You should carefully review these notices. If you wish to accept the changes to your selected Model, you will not need to take any action, as your Contract Value (and subsequent purchase payments, if applicable) will be reallocated in accordance with the updated Model. If you do not wish to accept the changes to your selected Model, you have the following alternatives. If you elected one of the Guaranteed Minimum Withdrawal Benefit Rider Options (except for Lifetime Income Plus 2008 and Lifetime Income Plus Solution, as discussed below) or one of the Payment Protection Rider Options, you can transfer your Contract Value to one or more of the Designated Subaccounts (as described in the sections of this prospectus discussing the riders), or you can notify us in writing that you have elected to reject the change. If you reject the change and, as a result, your total Contract Value is no longer invested in accordance with the prescribed Investment Strategy, your benefits under the applicable rider will be reduced by 50%. If you elected Lifetime Income Plus 2008 or Lifetime Income Plus Solution, you must transfer your Contract Value to one or more of the Designated Subaccounts (as described in the sections of this prospectus discussing the riders), or one of the other available Asset Allocation Models. Contract owners that own Lifetime Income Plus 2008 or Lifetime Income Plus Solution must always allocate assets in accordance with the Investment Strategy, and any attempt to allocate assets otherwise will be considered not in good order and rejected.

Please note, also, that changes may be made to the Build Your Own Asset Allocation Model that will require contract owners whose existing allocations will not meet the parameters of the revised Model to provide us with new allocation instructions. For example, a Portfolio may be moved from one asset class to another or shares of a Portfolio may become unavailable under the contract or in the Model. If we do not receive new allocation instructions from the contract owner in these circumstances in a timely manner after we request such new instructions, the contract owner’s assets will be re-allocated to Asset Allocation Model C until we receive new instructions.

When a Portfolio in which your assets are invested is closed to new investments but remains in your contract, your investment in that Portfolio at the time of the closing will remain, and you will not be re-allocated to Asset Allocation Model C. However, any subsequent purchase payments or transfers requesting an allocation to such a Portfolio will be considered not in good order, and you will be asked to provide us with updated allocation instructions.

If you did not elect one of the Guaranteed Minimum Withdrawal Benefit Rider Options or one of the Payment Protection Rider Options, you may change to a different Asset Allocation Model or reject the change.

If you choose to reject a change in an Asset Allocation Model in accordance with the procedures described above, you create your own portfolio (a “self-directed portfolio”), you have terminated your advisory relationship with AssetMark and AssetMark provides no investment advice related to the creation of a self-directed portfolio. Further, once you have rejected a change in a Model, you are considered to have elected to reject all future changes in the Model. Therefore, if you reject a Model change and thereby create a self-directed portfolio, you will not receive a periodic review of or changes to your portfolio, as would be provided by AssetMark with respect to the Asset Allocation Models. You will, however, continue to receive a quarterly statement with information about your Contract Value, as well as written materials from AssetMark about any changes proposed to be made to the Models, and you can notify us in writing to allocate your Contract Value in accordance with such changes.

Selecting An Asset Allocation Model

For contract owners who have not elected one of the Guaranteed Minimum Withdrawal Benefit Rider Options or one of the Payment Protection Rider Options.

If you purchase one of the Guaranteed Minimum Withdrawal Benefit Rider Options (except for Lifetime Income Plus 2008 and Lifetime Income Plus Solution, as discussed below) or one of the Payment Protection Rider Options and elect to participate in the Asset Allocation Program, you are required to allocate your Contract Value (and subsequent purchase payments, if applicable) to Asset Allocation Model C. If you purchased Lifetime Income Plus 2008 or Lifetime Income Plus Solution and elect to participate in the Asset Allocation Program, you must allocate your Contract Value (and subsequent purchase payments, if applicable) to Asset Allocation Model A, B, C, or D or the Build Your Own Asset Allocation Model. If you elect to participate in the Asset Allocation Program and you have not elected one of the Guaranteed Minimum Withdrawal Benefit Rider Options or one of the Payment Protection Rider Options, you must choose Asset Allocation Model A, B, C, D or E for your allocations. We will not make this decision, nor will AssetMark. The following paragraphs provide some information you may want to consider in making this decision.

You should consult with your registered representative and/or your financial adviser on your decision regarding which Asset Allocation Model to select. Your registered representative can assist you in determining which Model may be best suited to your financial needs, investment time horizon, and willingness to accept investment risk, and can help you complete the proper forms to participate in the Asset Allocation Program. You should also periodically review these factors with your registered representative to consider whether you should change Models (or, if you have purchased one of the Guaranteed Minimum Withdrawal Benefit Rider Options or one of the Payment Protection Rider Options, whether you should transfer your Contract Value to one or more of the Designated Subaccounts) to reflect any changes in your personal circumstances. Your registered representative can help you complete the proper forms to change to a different Model or transfer to Designated Subaccounts.

In light of our potential payment obligations under the riders, we will not permit contract owners who have selected a rider to allocate their assets in either a highly aggressive or highly conservative manner. In deciding whether to purchase a rider, you and your registered representative should consider whether an asset allocation not permitted under the rider would best meet your investment objectives.

You may, in consultation with your registered representative, utilize an investor profile questionnaire we make available, which asks questions intended to help you or your registered representative assess your financial needs, investment time horizon, and willingness to accept investment risk. However, even if you utilize the investor profile questionnaire, it is your decision, in consultation with your registered representative, which Model to choose initially or whether to change to a different Model or transfer to Designated Subaccounts, as the case may be, at a later time. Neither we nor AssetMark bear any responsibility for this decision. You may change to a different Model or transfer to Designated Subaccounts, as the case may be, at any time with a proper written request or by telephone or electronic instructions, provided a valid telephone/electronic authorization is on file with us.

Monthly Rebalancing

Each calendar month (on the “monthly anniversary” of your Contract Date), and on any Valuation Day after any transaction involving a withdrawal, receipt of a purchase payment or a transfer of Contract Value, we rebalance your Contract Value to maintain the Subaccounts and their corresponding Portfolios, and the relative percentages of the Subaccounts, for your selected Asset Allocation Model. This monthly rebalancing takes account of:

•	increases and decreases in Contract Value in each Subaccount due to Subaccount performance; and

•	increases and decreases in Contract Value in each Subaccount due to Subaccount transfers, withdrawals (particularly if taken from specific Subaccounts you have designated), and purchase payments (particularly if allocated to specific Subaccounts you have designated).

The first monthly rebalancing will occur on the first “monthly anniversary” of the Contract Date.

We will not rebalance self-directed portfolios (discussed above) unless the contract owner elects the Portfolio Rebalancing program. For self-directed portfolios, future purchase payments for which no specific allocation instructions are received will be allocated in accordance with the last allocation instructions we received, which may have been a prior version of their Asset Allocation Model. Accordingly, if you have a self-directed portfolio you should consider providing specific allocation instructions with each purchase payment or contacting us to update your default allocation instructions.

Quarterly Reports

If you elect to participate in the Asset Allocation Program, you will be sent quarterly reports that provide information about the Subaccounts within your Model, as part of your usual quarterly statement. Information concerning the current Models is provided below.

Risks

Although the Asset Allocation Models are designed to optimize returns given the various levels of risk, there is no assurance that a Model portfolio will not lose money or not experience volatility. Investment performance of your Contract Value could be better or worse by participating in an Asset Allocation Model than if you had not participated. A Model may perform better or worse than any single Portfolio, Subaccount or asset class or other combinations of Portfolios, Subaccounts or asset classes. Model performance is dependent upon the performance of the component Portfolios. Your Contract Value will fluctuate, and when redeemed, may be worth more or less than the original cost.

An Asset Allocation Model may not perform as intended. Although the Models are intended to optimize returns given various levels of risk tolerance, portfolio, market and asset class performance may differ in the future from the historical performance and assumptions upon which the Models are based, which could cause the Models to be ineffective or less effective in reducing volatility.

Periodic updating of the Asset Allocation Models can cause the underlying Portfolios to incur transactional expenses to raise cash for money flowing out of the Portfolios or to buy securities with money flowing into the Portfolios. These expenses can adversely affect performance of the related Portfolios and the Models.

AssetMark may be subject to competing interests that have the potential to influence its decision making with regard to the Asset Allocation Program. For example, the Company may believe that certain Portfolios could benefit from additional assets or could be harmed by redemptions.

In addition, the Portfolios underlying the Subaccounts may invest, depending upon their investment objective and decisions by their investment managers, in securities issued by Genworth Financial, Inc., or its affiliates. AssetMark will not have any role in determining whether a Portfolio should purchase or sell Genworth securities. AssetMark may allocate portions of the Asset Allocation Models to Portfolios which have held, hold or may hold Genworth securities. AssetMark’s decision to allocate a percentage of a Model to such a Portfolio will be based on the merits of investing in such a Portfolio and a determination that such an investment is appropriate for the Model.

The Models

Information concerning the Asset Allocation Models is provided on the following pages. Effective close of business July 26, 2024, Asset Allocation Models A, B, C, D and E will be updated. Tables disclosing the Model percentage allocations and Portfolio selections for Asset Allocation Models A, B, C, D and E, before and after the update, are provided on the next two pages. You should review this information carefully before selecting or changing a Model.

Conservative Allocation “Model A”	Moderately Conservative Allocation “Model B”	Moderate Allocation “Model C”	Moderately Aggressive Allocation “Model D”	Aggressive Allocation “Model E”

Investor Profile
Investor is willing to accept a low level of risk, has a short term (less than five years) investment time horizon and is looking for an investment that is relatively stable in value.	Investor is willing to accept a low to moderate level of risk, has a moderately short term (less than ten years) investment time horizon and is looking for an investment to keep pace with inflation.	Investor is willing to accept a moderate level of risk, has a moderately long term (10 to 20 years) investment time horizon and is looking for an investment with the opportunity for long term moderate growth.	Investor is willing to accept a moderate to high level of risk, has a long term (15 to 20 years) investment time horizon and is looking for a growth oriented investment.	Investor is willing to accept a high level of risk, has a long term (more than 15 years) investment time horizon and has the temperament to ride out market swings.

Investor Objective
High level of current income with preservation of capital. Target allocation mix is 20% equities and 80% fixed income.	Growth and current income. Target allocation mix is 40% equities and 60% fixed income.	Growth of capital with a low to moderate level of current income. Target allocation mix is 60% equities and 40% fixed income.	Growth of capital but without the price swings of an all equity portfolio. Target allocation mix is 80% equities and 20% fixed income.	Growth of capital. Target allocation mix is 100% equities.

Build Your Own Asset Allocation Model
The Build Your Own Asset Allocation Model is constructed, generally, to allow for the creation of an equity to fixed income allocation that ranges between 40% equities/60% fixed income to 80% equities/20% fixed income. These ranges generally fall within the Investor Profile and Investor Objective for Asset Allocation Model B (Moderately Conservative Allocation) on one end of the spectrum and for Asset Allocation Model D (Moderately Aggressive Allocation) on the other. Of course, the Investor Profile and Investor Objective that your allocation will most closely correspond to will depend on your actual allocation.

MODEL PERCENTAGE ALLOCATIONS AND PORTFOLIO SELECTIONS

Current through July 26, 2024

	Portfolios	Model A	Model B	Model C	Model D	Model E
Equities
Large Cap Blend	Columbia Variable Portfolio — Overseas Core Fund — Class 2	1.0%	2.0%	3.0%	4.0%	5.0%
	PSF Natural Resource Portfolio — Class II Shares	1.0%	2.0%	3.0%	4.0%	5.0%
Large Cap Growth	CTIVP® — Principal Blue Chip Growth Fund — Class 1	6.0%	9.0%	15.0%	21.0%	24.0%
	Fidelity® VIP Contrafund® Portfolio — Service Class 2	5.0%	10.0%	15.0%	20.0%	25.0%
	Janus Henderson Forty Portfolio — Service Shares	1.0%	3.0%	4.0%	5.0%	7.0%
Large Cap Value	AB VPS International Value Portfolio — Class B	1.0%	2.0%	3.0%	4.0%	5.0%
	BlackRock Basic Value V.I. Fund — Class III Shares	1.0%	2.0%	3.0%	4.0%	5.0%
	Franklin Mutual Shares VIP Fund — Class 2 Shares	1.0%	2.0%	3.0%	4.0%	5.0%
	Invesco V.I. Comstock Fund — Series II shares	1.0%	3.0%	4.0%	5.0%	7.0%
Mid Cap Growth	State Street Real Estate Securities V.I.S. Fund — Class 1 Shares	2.0%	5.0%	7.0%	9.0%	12.0%

Total % Equities		20%	40%	60%	80%	100%

Fixed Income
Medium Duration	Fidelity VIP Investment Grade Bond Portfolio — Service Class 2	6.0%	5.0%	3.0%	2.0%	0.0%
	PIMCO VIT Total Return Portfolio — Administrative Class Shares	20.0%	14.0%	10.0%	4.0%	0.0%
High Yield	PIMCO VIT High Yield Portfolio — Administrative Class Shares	6.0%	5.0%	3.0%	2.0%	0.0%
Treasury Inflation Protected Securities	LVIP American Century Inflation Protection Fund — Service Class	6.0%	5.0%	3.0%	2.0%	0.0%
Short Duration	PIMCO VIT Low Duration Portfolio — Administrative Class Shares	14.0%	10.0%	7.0%	3.0%	0.0%
Long Duration	PIMCO VIT Long-Term U.S. Government Portfolio — Administrative Class Shares	22.0%	16.0%	11.0%	5.0%	0.0%
Floating Rate	Eaton Vance VT Floating-Rate Income Fund	6.0%	5.0%	3.0%	2.0%	0.0%

Total % Fixed Income		80%	60%	40%	20%	0%

MODEL PERCENTAGE ALLOCATIONS AND PORTFOLIO SELECTIONS

Effective after the close of business on July 26, 2024

	Portfolios	Model A	Model B	Model C	Model D	Model E
Equities
Large Cap Blend	Invesco V.I. Core Equity Fund — Series I shares	4.0%	8.0%	12.0%	16.0%	20.0%
	Invesco V.I. Main Street Fund® — Series II shares	5.0%	10.0%	15.0%	20.0%	25.0%
Large Cap Growth	Fidelity VIP Contrafund® Portfolio — Service Class 2	5.0%	10.0%	15.0%	20.0%	25.0%
	Invesco V.I. EQV International Equity Fund — Series II shares	1.0%	2.0%	3.0%	4.0%	5.0%
Large Cap Value	Franklin Mutual Shares VIP Fund — Class 2 Shares	1.0%	2.0%	3.0%	4.0%	5.0%
	Invesco V.I. Comstock Fund — Service II shares	1.0%	2.0%	3.0%	4.0%	5.0%
Mid Cap Blend	Fidelity VIP Mid Cap Portfolio — Service Class 2	1.0%	2.0%	3.0%	4.0%	5.0%
Mid Cap Growth	Federated Hermes Kaufmann Fund II — Service Shares	1.0%	2.0%	3.0%	4.0%	5.0%
Small Cap Blend	Invesco V.I. Main Street Small Cap Fund® — Service II shares	1.0%	2.0%	3.0%	4.0%	5.0%

Total % Equities		20%	40%	60%	80%	100%

Fixed Income
Medium Duration	Fidelity VIP Investment Grade Bond Portfolio — Service Class 2	22.0%	16.0%	11.0%	5.0%	0.0%
	PIMCO VIT Total Return Portfolio — Administrative Class Shares	24.0%	17.0%	12.0%	5.0%	0.0%
High Yield	PIMCO VIT High Yield Portfolio — Administrative Class Shares	6.0%	5.0%	3.0%	2.0%	0.0%
Treasury Inflation Protected Securities	LVIP American Century Inflation Protection Fund — Service Class	6.0%	5.0%	3.0%	2.0%	0.0%
Short Duration	PIMCO VIT Low Duration Portfolio — Administrative Class Shares	6.0%	5.0%	3.0%	2.0%	0.0%
Long Duration	PIMCO VIT Long-Term U.S. Government Portfolio — Administrative Class Shares	10.0%	7.0%	5.0%	2.0%	0.0%
Floating Rate	Eaton Vance VT Floating-Rate Income Fund	6.0%	5.0%	3.0%	2.0%	0.0%

Total % Fixed Income		80%	60%	40%	20%	0%

MODEL PERCENTAGE ALLOCATIONS AND PORTFOLIO SELECTIONS

BUILD YOUR OWN ASSET ALLOCATION MODEL

Core Asset Class (20% to 80%)	Specialty Asset Class (0% to 20%)	Fixed Income Asset Class (20% to 60%)

AB VPS Balanced Hedged Allocation Portfolio — Class B

AB VPS Relative Value Portfolio — Class B

BlackRock Basic Value V.I. Fund — Class III Shares

BlackRock Global Allocation V.I. Fund — Class III Shares

CTIVP® — Principal Blue Chip Growth Fund — Class 1

Fidelity VIP Balanced Portfolio — Service Class 2

Fidelity VIP Contrafund® Portfolio — Service Class 2

Fidelity VIP Equity-Income PortfolioSM — Service Class 2

Fidelity VIP Growth & Income Portfolio — Service Class 2

Franklin Mutual Shares VIP Fund — Class 2 Shares

Templeton Growth VIP Fund — Class 2 Shares

Invesco V.I. American Franchise Fund — Series I shares

Invesco V.I. Capital Appreciation Fund — Series II shares

Invesco V.I. Comstock Fund — Series II shares

Invesco V.I. Core Equity Fund — Series I shares

Invesco V.I. Equity and Income Fund — Series II shares

Invesco V.I. EQV International Equity Fund — Series II shares

Invesco V.I. Global Fund — Series II shares

Invesco V.I. Main Street Fund® — Series II shares

Janus Henderson Balanced Portfolio — Service Shares

MFS® Total Return Series — Service Class Shares

State Street Total Return V.I.S. Fund — Class 3 Shares

State Street U.S. Equity V.I.S. Fund — Class 1 Shares

AB VPS International Value Portfolio — Class B

AB VPS Small Cap Growth Portfolio — Class B

AB VPS Sustainable Global Thematic Portfolio — Class B

Allspring VT Discovery All Cap Fund — Class 2

BlackRock Advantage SMID Cap V.I. Fund — Class III Shares

Columbia Variable Portfolio — Overseas Core Fund — Class 2

Eaton Vance VT Floating-Rate Income Fund

Federated Hermes High Income Bond Fund II — Service Shares

Federated Hermes Kaufmann Fund II — Service Shares

Fidelity VIP Dynamic Capital Appreciation Portfolio — Service Class 2

Fidelity VIP Growth Portfolio — Service Class 2

Fidelity VIP Growth Opportunities Portfolio — Service Class 2

Fidelity VIP Mid Cap Portfolio — Service Class 2

Fidelity VIP Value Strategies Portfolio — Service Class 2

Invesco V.I. Main Street Small Cap Fund® — Series II shares

Janus Henderson Forty Portfolio — Service Shares

LVIP American Century Inflation Protection Fund — Service Class

MFS® Utilities Series — Service Class Shares

PIMCO VIT All Asset Portfolio — Advisor Class Shares

PIMCO VIT High Yield Portfolio — Administrative Class Shares

PSF Natural Resources Portfolio — Class II Shares

PSF PGIM Jennison Blend Portfolio — Class II Shares

PSF PGIM Jennison Growth Portfolio — Class II Shares

State Street Real Estate Securities V.I.S. Fund — Class 1 Shares

State Street Small-Cap Equity V.I.S. Fund — Class 1 Shares

Fidelity VIP Investment Grade Bond Portfolio — Service Class 2

PIMCO VIT Long-Term U.S. Government Portfolio — Administrative Class Shares

PIMCO VIT Low Duration Portfolio — Administrative Class Shares

PIMCO VIT Total Return Portfolio — Administrative Class Shares

THE GUARANTEE ACCOUNT

Amounts in the Guarantee Account are held in, and are part of, our General Account. The General Account consists of our assets other than those allocated to this and other Separate Accounts. Subject to statutory authority, we have sole discretion over the investment of assets of the General Account. The assets of the General Account are chargeable with liabilities arising out of any business we may conduct.

Due to certain exemptive and exclusionary provisions of the federal securities laws, we have not registered interests in the Guarantee Account under the Securities Act of 1933 (the “1933 Act”), and we have not registered either the Guarantee Account or our General Account as an investment company under the 1940 Act. Accordingly, neither our Guarantee Account nor our General Account is generally subject to regulation under the 1933 Act and the 1940 Act. Disclosures relating to the interests in the Guarantee Account and the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy of statements made in a registration statement. The Guarantee Account may not be available in all states or markets.

Generally, you may allocate your purchase payments and/or transfer assets to the Guarantee Account. For contracts issued on or after the later of September 2, 2003, or the date on which state insurance authorities approve applicable contract modifications, we may limit the amount that may be allocated to the Guarantee Account. Currently, for such contracts, no more than 25% of your Contract Value, as determined at the time of allocation, may be allocated to the Guarantee Account. In addition, where permitted by state law, we will refuse new purchase payments or transfers into the Guarantee Account when your assets in the Guarantee Account are equal to or greater than 25% of your Contract Value at the time of allocation. We generally exercise our right to limit or refuse allocations to the Guarantee Account when interest rate periods are low for prolonged periods of time. Please refer to your contract data pages or call us at (800) 352-9910 for information about the Guarantee Account available under your contract. Amounts allocated to the Guarantee Account are credited interest (as described below). In addition, the Guarantee Account is not available to contract owners who have elected one of the Guaranteed Minimum Withdrawal Benefit Rider Options or Payment Protection Rider Options for as long as the rider is in effect. Assets in the Guarantee Account are subject to some, but not all, of the charges we assess in connection with your contract. See the “Charges and Other Deductions” provision of this prospectus.

Each time you allocate purchase payments or transfer assets to the Guarantee Account, we establish an interest rate guarantee period. For each interest rate guarantee period, we guarantee an interest rate for a specified period of time. At the end of an interest rate guarantee period, a new interest rate will become effective, and a new interest rate guarantee period will commence for the remaining portion of that particular allocation.

We determine the interest rates at our sole discretion. The determination made will be influenced by, but not necessarily correspond to, interest rates available on fixed income investments which we may acquire with the amounts we receive as purchase payments or transfers of assets under the contracts. You will have no direct or indirect interest in these investments. We also will consider other factors in determining interest rates for a guarantee period including, but not limited to, regulatory and tax requirements, sales commissions, and administrative expenses borne by us, general economic trends, and competitive factors. Amounts you allocate to the Guarantee Account will not share in the investment performance of our General Account. We cannot predict or guarantee the level of interest rates in future guarantee periods. However, the interest rates for any interest rate guarantee period will be at least the guaranteed interest rate shown in your contract.

We will notify you in writing at least 5 days prior to the expiration date of any interest rate guarantee period about the then currently available interest rate guarantee periods and the guaranteed interest rates applicable to such interest rate guarantee periods. A new one year interest rate guarantee period will commence automatically unless we receive written notice prior to the end of the 30-day period following the expiration of the interest rate guarantee period (“30-day window”) of your election of a different interest rate guarantee period from among those being offered by us at that time, or instructions to transfer all or a portion of the remaining amount to one or more Subaccounts, subject to certain restrictions. See the “Transfers” provision of this prospectus. During the 30-day window, the allocation will accrue interest at the new interest rate guarantee period’s interest rate.

To the extent permitted by law, we reserve the right at any time to offer interest rate guarantee periods that differ from those available when we issued the contract, and to credit a higher rate of interest on purchase payments allocated to the Guarantee Account participating in a Dollar Cost Averaging program that would otherwise be credited if not participating in a Dollar Cost Averaging program. See the “Dollar Cost Averaging Program” provision. Such a program may not be available to all contracts and is not available if you elect one of the Payment Protection Rider Options or one of the Guaranteed Minimum Withdrawal Benefit Rider Options and your assets are allocated in accordance with the Investment Strategy as prescribed by each rider. We also reserve the right, at any time, to stop accepting purchase payments or transfers of assets to a particular interest rate guarantee period. Since the specific interest rate guarantee periods available may change periodically, please contact our Home Office to determine the interest rate guarantee periods currently being offered.

CHARGES AND OTHER DEDUCTIONS

We sell the contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We pay commissions to the broker-dealers for selling the contracts. We intend to recover commissions, marketing, administrative and other costs of contract benefits, and other incentives we pay, through fees and charges imposed under the contracts and other corporate revenue. See the “Sale of the Contracts” provision of this prospectus.

All of the charges described in this section apply to assets allocated to the Separate Account. Assets in the Guarantee Account are subject to all of the charges described in this section except for the mortality and expense risk charge and the administrative expense charge.

We will deduct the charges described below to cover our costs and expenses, services provided, and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder. Our administrative services include:

•	processing applications for and issuing the contracts;

•	maintaining records;

•	administering income payments;

•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);

•	reconciling and depositing cash receipts;

•	providing tax forms;

•	providing contract confirmations and periodic statements;

•	providing toll-free inquiry services; and

•	furnishing telephone and internet transaction services.

The risks we assume include:

•	the risk that the death benefit will be greater than the Surrender Value;

•	the risk that withdrawals taken pursuant to a living benefit rider will be greater than the Surrender Value;

•	the risk that the actual life-span of persons receiving income payments under the contract will exceed the assumptions reflected in our guaranteed rates (these rates are incorporated in the contract and cannot be changed);

•	the risk that more owners than expected will qualify for waivers of the surrender charges; and

•	the risk that our costs in providing the services will exceed our revenues from contract charges (which cannot be changed by us).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the surrender charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

Transaction Expenses

Surrender Charge

We assess a surrender charge on partial withdrawals and surrenders of purchase payments taken within the first six years of receipt, unless you meet an available exception as described below. You pay this charge to compensate us for the losses we experience on contract distribution costs.

We calculate the surrender charge separately for each purchase payment. For purposes of calculating this charge, we assume that you withdraw purchase payments on a first-in, first-out basis. We deduct the surrender charge proportionately from the Subaccounts (excluding the GIS Subaccount(s) if Guaranteed Income Advantage is elected at the time of application). However, if there are insufficient assets in the Separate Account (excluding the GIS Subaccount(s) if Guaranteed Income Advantage is elected), we will deduct the charge proportionately from all assets in the Guarantee Account. The charge will be taken first from any six year interest rate guarantee periods to which you have allocated purchase payment and then from the one year interest rate guarantee periods on a first-in, first-out basis. If Guaranteed Income Advantage is elected, any remaining withdrawals will then be deducted from the GIS Subaccount(s) from the segment that has been in effect for the shortest period of time. The surrender charge is as follows:

Number of Completed Years Since We Received the Purchase Payment	Surrender Charge as a Percentage of the Surrendered or Withdrawn Purchase Payment
0	6%
1	6%
2	6%
3	6%
4	5%
5	4%
6 or more	0%

Exceptions to the Surrender Charge

We do not assess the surrender charge:

•	on amounts of Contract Value representing gain (as defined below);

•	on free withdrawal amounts (as defined below);

•	on surrenders or partial withdrawals taken under Optional Payment Plan 1, Optional Payment Plan 2 (for a period of 5 or more years), or Optional Payment Plan 5; or

•	if a waiver of surrender charge provision applies.

You may withdraw any gain in your contract free of any surrender charge. We calculate gain in the contract as: (a) plus (b) minus (c) minus (d), but not less than zero where:

(a)	is the Contract Value on the Valuation Day we receive your partial withdrawal or surrender request;

(b)	is the total of any withdrawals previously taken, including surrender charges assessed;

(c)	is the total of purchase payments made; and

(d)	is the total of any gain previously withdrawn.

In addition to any gain, you may withdraw an amount equal to the greater of 10% of your total purchase payments or any amount withdrawn to meet minimum distribution requirements under the Code each contract year without a surrender charge (the “free withdrawal amount”). If you are making a withdrawal from this contract to meet annual minimum distribution requirements under the Code, and the minimum distribution amount attributable to this contract for the calendar year ending at or before the last day of the contract year exceeds the free withdrawal amount, you may withdraw the difference free of surrender charges. We will deduct amounts surrendered first from any gain in the contract and then from purchase payments made. The free withdrawal amount is not cumulative from contract year to contract year. The free withdrawal amount will not apply to commutation value taken under Payment Optimizer Plus.

Further, we will waive the surrender charge if you annuitize the contract under Optional Payment Plan 1 (Life Income with Period Certain), Optional Payment Plan 2 (Income for a Fixed Period) provided that you select a fixed period of 5 years or more, or Optional Payment Plan 5 (Joint Life and Survivor Income). In addition, we will waive the surrender charges if you take income payments from the GIS Subaccount(s) pursuant to the terms of Guaranteed Income Advantage or if you take income payments pursuant to the terms of one of the Payment Protection Rider Option. We may also waive surrender charges for certain withdrawals made pursuant to one of the Guaranteed Minimum Withdrawal Benefit Rider Options. See the “Optional Payment Plans,” “Surrenders and Partial Withdrawals — Guaranteed Minimum Withdrawal Benefit Rider Options,” “Income Payments — Guaranteed Income Advantage,” and “Income Payments — Payment Protection Rider Options” provisions of this prospectus.

We also will waive surrender charges arising from a surrender occurring before income payments begin if, at the time we receive the surrender request, we have received due proof that the Annuitant has a qualifying terminal illness, or has a qualifying confinement to a state licensed or legally operated hospital or inpatient nursing facility for a minimum period as set forth in the contract (provided the confinement began, or the illness was diagnosed, at least one year after the Contract Date). If you surrender the contract under the terminal illness waiver, please remember that we will pay your Contract Value, which could be less than the death benefit otherwise available. All Annuitants must be age 80 or younger on the Contract Date to be eligible for this waiver. The terms and conditions of the waivers are set forth in your contract.

In addition, any partial withdrawals that are immediately allocated to a Scheduled Purchase Payment Variable Deferred Annuity through an approved Annuity Cross Funding Program are not subject to a surrender charge.

Deductions from the Separate Account

We deduct from the Separate Account an amount, computed daily, equal to an annual rate of 1.45% of the daily net assets of the Separate Account. The charge consists of an administrative expense charge at an effective annual rate of 0.15% and a mortality and expense risk charge at an effective annual rate of 1.30%. These deductions from the Separate Account are reflected in your Contract Value.

Charges for the Living Benefit Rider Options

Charge for Guaranteed Income Advantage

We charge you for expenses related to Guaranteed Income Advantage, if you elect this option at the time of application. This charge is deducted from the Separate Account, computed daily. For contracts issued on or after the later of April 29, 2005 or the date on which state insurance authorities approve applicable contract modifications, the charge currently is equal to (and will never exceed) an annual rate of 0.50% of the daily net assets of the Separate Account. For contracts issued on or after the later of May 1, 2003 or the date on which state insurance authorities approve applicable contract modifications, but prior to April 29, 2005 or the date on which state insurance authorities approve applicable contract modifications, the charge currently is equal to an annual rate of 0.40% (0.50% maximum) of the daily net assets of the Separate Account. The deduction from the Separate Account is reflected in your Contract Value. You may elect to receive monthly income under this rider or you may elect to transfer the value in the GIS Subaccount(s) to another investment option under your contract and receive income payments. If you elect to transfer the value in the GIS Subaccount(s) to another investment option and receive income payments, the rider charge will end. Because this contract is no longer offered and sold, Guaranteed Income Advantage is no longer available to purchase under the contract.

Charges for the Guaranteed Minimum Withdrawal Benefit Rider Options

We charge you for expenses related to Guaranteed Withdrawal Advantage, Lifetime Income Plus, Lifetime Income Plus 2007, Lifetime Income Plus 2008 and Lifetime Income Plus Solution. Each rider is a separate rider with a separate charge. You cannot purchase these riders together or in any combination. If you wish to elect any of the riders, you must do so at the time of application.

Lifetime Income Plus Solution

You may purchase Lifetime Income Plus Solution with or without the Principal Protection Death Benefit. We assess a charge for the guaranteed minimum withdrawal benefit provided by the rider. The charge for the guaranteed minimum withdrawal benefit is calculated quarterly as a percentage of the benefit base, as defined and determined under the rider, and deducted quarterly from the Contract Value. On the Contract Date, the benefit base equals the initial purchase payment. The benefit base will change and may be higher than the Contract Value on any given day.

If you purchase Lifetime Income Plus Solution with the Principal Protection Death Benefit, then you will be assessed a charge for the Principal Protection Death Benefit that is in addition to the charge for the guaranteed minimum withdrawal benefit under the rider. The charge for the Principal Protection Death Benefit is calculated quarterly as a percentage of the value of the Principal Protection Death Benefit, as defined and determined under the rider, and deducted quarterly from the Contract Value. On the Contract Date, the value of the Principal Protection Death Benefit equals the initial purchase payment. The charge for the Principal Protection Death Benefit is higher if any Annuitant is age 71 or older at the time of application.

If you reset your benefits under the rider, we will reset the charges for the rider, which may be higher than your previous charges.

For contracts issued with Lifetime Income Plus Solution on or after January 5, 2009 and that have reset their Maximum Anniversary Value on or after December 3, 2012, we currently assess the following charges for the rider, calculated and deducted as described above:

Lifetime Income Plus Solution without the Principal Protection Death Benefit

Single or Joint Annuitant Contract	1.25% of benefit base

Lifetime Income Plus Solution with the Principal Protection Death Benefit — Annuitant Age 45-70

Single or Joint Annuitant Contract	1.25% of benefit base plus 0.20% of value of Principal Protection Death Benefit

Lifetime Income Plus Solution with the Principal Protection Death Benefit — Annuitant Age 71-85

Single or Joint Annuitant Contract	1.25% of benefit base plus 0.50% of value of Principal Protection Death Benefit

For contracts issued with Lifetime Income Plus Solution on or after January 5, 2009 and that have not reset their Maximum Anniversary Value on or after December 3, 2012, we currently assess the following charges for the rider, calculated and deducted as described above:

Lifetime Income Plus Solution without the Principal Protection Death Benefit

Single or Joint Annuitant Contract	0.95% of benefit base

Lifetime Income Plus Solution with the Principal Protection Death Benefit — Annuitant Age 45-70

Single or Joint Annuitant Contract	0.95% of benefit base plus 0.20% of value of Principal Protection Death Benefit

Lifetime Income Plus Solution with the Principal Protection Death Benefit — Annuitant Age 71-85

Single or Joint Annuitant Contract	0.95% of benefit base plus 0.50% of value of Principal Protection Death Benefit

For contracts issued with Lifetime Income Plus Solution before January 5, 2009 and that have reset their Maximum Anniversary Value on or after December 3, 2012, we currently assess the following charges for the rider, calculated and deducted as described above:

Lifetime Income Plus Solution without the Principal Protection Death Benefit

Single or Joint Annuitant Contract	1.25% of benefit base

Lifetime Income Plus Solution with the Principal Protection Death Benefit — Annuitant Age 45-70

Single or Joint Annuitant Contract	1.25% of benefit base plus 0.15% of value of Principal Protection Death Benefit

Lifetime Income Plus Solution with the Principal Protection Death Benefit — Annuitant Age 71-85

Single or Joint Annuitant Contract	1.25% of benefit base plus 0.40% of value of Principal Protection Death Benefit

For contracts issued with Lifetime Income Plus Solution before January 5, 2009 and that have not reset their Maximum Anniversary Value on or after December 3, 2012, we currently assess the following charges for the rider, calculated and deducted as described above:

Lifetime Income Plus Solution without the Principal Protection Death Benefit

Single or Joint Annuitant Contract	0.85% of benefit base

Lifetime Income Plus Solution with the Principal Protection Death Benefit — Annuitant Age 45-70

Single or Joint Annuitant Contract	0.85% of benefit base plus 0.15% of value of Principal Protection Death Benefit

Lifetime Income Plus Solution with the Principal Protection Death Benefit — Annuitant Age 71-85

Single or Joint Annuitant Contract	0.85% of benefit base plus 0.40% of value of Principal Protection Death Benefit

The charges for Lifetime Income Plus Solution without the Principal Protection Death Benefit will never exceed 2.00% of benefit base. The charges for Lifetime Income Plus Solution with the Principal Protection Death Benefit will never exceed 2.00% of benefit base plus 0.50% of the value of the Principal Protection Death Benefit.

On the day the rider and/or the contract terminates, the charges for this rider will be calculated, pro rata, and deducted.

Because this contract is no longer offered and sold, Lifetime Income Plus Solution and the Principal Protection Death Benefit are no longer available to purchase under the contract.

Lifetime Income Plus 2008

You may purchase Lifetime Income Plus 2008 with or without the Principal Protection Death Benefit. We assess a charge for the guaranteed minimum withdrawal benefit provided by the rider. The charge for the guaranteed minimum withdrawal benefit is calculated quarterly as a percentage of the benefit base, as defined and determined under the rider, and deducted quarterly from the Contract Value. On the Contract Date, the benefit base equals the initial purchase payment. The benefit base will change and may be higher than the Contract Value on any given day.

If you purchase Lifetime Income Plus 2008 with the Principal Protection Death Benefit, then you will be assessed a charge for the Principal Protection Death Benefit that is in addition to the charge for the guaranteed minimum withdrawal benefit under the rider. The charge for the Principal Protection Death Benefit is calculated quarterly as a percentage of the value of the Principal Protection Death Benefit, as defined and determined under the rider, and deducted quarterly from the Contract Value. On the Contract Date, the value of the Principal Protection Death Benefit equals the initial purchase payment. The charge for the Principal Protection Death Benefit is higher if any Annuitant is age 71 or older at the time of application.

For contracts that have not reset their Withdrawal Base on or after December 3, 2012, we also apply different charges for the rider for a single Annuitant contract and a Joint Annuitant contract. Once a contract is a Joint Annuitant contract and the Joint Annuitant rider charge is applied, the Joint Annuitant rider charge will continue while the rider is in effect. If a spouse is added as Joint Annuitant after the contract is issued, new charges may apply. These new charges may be higher than the charges previously applicable to your contract.

If you reset your benefits under the rider, we will reset the charges for the rider, which may be higher than your previous charges.

We currently assess the following charges for the rider, calculated and deducted as described above:

We currently assess the following charges for the rider, calculated and deducted as described above, for those contracts that have reset their Withdrawal Base on or after December 3, 2012:

Lifetime Income Plus 2008 without the Principal Protection Death Benefit

Single or Joint Annuitant Contract	1.25% of benefit base

Lifetime Income Plus 2008 with the Principal Protection Death Benefit — Annuitant Age 45-70

Single or Joint Annuitant Contract	1.25% of benefit base plus 0.15% of value of Principal Protection Death Benefit

Lifetime Income Plus 2008 with the Principal Protection Death Benefit — Annuitant Age 71-85

Single or Joint Annuitant Contract	1.25% of benefit base plus 0.40% of value of Principal Protection Death Benefit

We currently assess the following charges for the rider, calculated and deducted as described above, for those contracts that have not reset their Withdrawal Base on or after December 3, 2012:

Lifetime Income Plus 2008 without the Principal Protection Death Benefit

Single or Joint Annuitant Contract	0.75% of benefit base

Joint Annuitant Contract	0.85% of benefit base

Lifetime Income Plus 2008 with the Principal Protection Death Benefit — Annuitant Age 45-70

Single Annuitant Contract	0.75% of benefit base plus 0.15% of value of Principal Protection Death Benefit

Joint Annuitant Contract	0.85% of benefit base plus 0.15% of value of Principal Protection Death Benefit

Lifetime Income Plus 2008 with the Principal Protection Death Benefit — Annuitant Age 71-85

Single Annuitant Contract	0.75% of benefit base plus 0.40% of value of Principal Protection Death Benefit

Joint Annuitant Contract	0.85% of benefit base plus 0.40% of value of Principal Protection Death Benefit

The charges for Lifetime Income Plus 2008 without the Principal Protection Death Benefit will never exceed 2.00% of benefit base. The charges for Lifetime Income Plus 2008 with the Principal Protection Death Benefit will never exceed 2.00% of benefit base plus 0.50% of the value of the Principal Protection Death Benefit.

On the day the rider and/or the contract terminates, the charges for this rider will be calculated, pro rata, and deducted.

Because this contract is no longer offered and sold, Lifetime Income Plus 2008 and the Principal Protection Death Benefit are no longer available to purchase under the contract.

Lifetime Income Plus 2007

The charge for Lifetime Income Plus 2007 for those contracts that reset their Withdrawal Base on or after July 15, 2019 is equal to 1.25% of the daily net assets in the Separate Account for both single Annuitant and Joint Annuitant contracts. The charge for Lifetime Income Plus 2007 for those contracts that have not reset their Withdrawal Base on or after July 15, 2019 is equal to 0.75% of the daily net assets in the Separate Account for single Annuitant contracts and 0.85% of the daily net assets in the Separate Account for Joint Annuitant contracts. Once a contract is a Joint Annuitant contract, and the Joint Annuitant rider charge is applied, the Joint Annuitant rider charge will continue while the rider is in effect.

The deduction for the rider charge from the Separate Account is reflected in your Contract Value. The charge for this rider continues even if you do not allocate assets in accordance with the prescribed Investment Strategy and the benefits you are eligible to receive are reduced. If you reset your benefit and allocate assets in accordance with the prescribed Investment Strategy available at that time, we will reset the charge for the rider, which may be higher than your previous charge, but will never exceed an annualized rate of 2.00% of your daily net assets in the Separate Account. As disclosed above, if you reset your benefit on or after July 15, 2019, the charge for the rider is 1.25% of your daily net assets in the Separate Account.

Because this contract is no longer offered and sold, Lifetime Income Plus 2007 is no longer available to purchase under the contract.

Lifetime Income Plus

For contracts issued on or after the later of October 7, 2005 or the date on which state insurance authorities approve applicable contract modifications, but prior to May 1, 2006 or the date on which state insurance authorities approve applicable contract modifications:

The charge for Lifetime Income Plus for those contracts that reset their Withdrawal Base on or after July 15, 2019 is equal to 1.25% of the daily net assets in the Separate Account. The charge for Lifetime Income Plus for those contracts that have not reset their Withdrawal Base on or after July 15, 2019 is equal to 0.60% of the daily net assets in the Separate Account.

For contracts issued on or after the later of May 1, 2006 or the date on which state insurance authorities approve applicable contract modifications:

The charge for Lifetime Income Plus for those contracts that reset their Withdrawal Base on or after July 15, 2019 is equal to 1.25% of the daily net assets in the Separate Account for both single Annuitant and Joint Annuitant contracts. The charge for Lifetime Income Plus for those contracts that have not reset their Withdrawal Base on or after July 15, 2019 is equal to 0.60% of the daily net assets in the Separate Account for single Annuitant contracts and 0.75% of the daily net assets in the Separate Account for Joint Annuitant contracts. Once a contract is a Joint Annuitant contract, and the Joint Annuitant rider charge is applied, the Joint Annuitant rider charge will continue while the rider is in effect.

The deduction for the rider charge from the Separate Account is reflected in your Contract Value. The charge for this rider continues even if you do not allocate assets in accordance with the prescribed Investment Strategy and the benefits you are eligible to receive are reduced. If you reset your benefit and allocate assets in accordance with the prescribed Investment

Strategy available at that time, we will reset the charge for the rider, which may be higher than your previous charge, but will never exceed an annualized rate of 2.00% of your daily net assets in the Separate Account. As disclosed above, if you reset your benefit on or after July 15, 2019, the charge for the rider is 1.25% of your daily net assets in the Separate Account.

Because this contract is no longer offered and sold, Lifetime Income Plus is no longer available to purchase under the contract.

Guaranteed Withdrawal Advantage

We assess a charge for Guaranteed Withdrawal Advantage equal to an annualized rate of 0.50% of the daily net assets of the Separate Account. The deduction from the Separate Account is reflected in your Contract Value. The charge for this rider continues even if you do not allocate assets in accordance with the prescribed Investment Strategy and the benefits you are eligible to receive are reduced. If you reset your benefit and allocate assets in accordance with the prescribed Investment Strategy available at that time, we will reset the charge for the rider, which may be higher than your previous charge, but will never exceed an annualized rate of 1.00% of your daily net assets in the Separate Account.

Because this contract is no longer offered and sold, Guaranteed Withdrawal Advantage is no longer available to purchase under the contract.

Charges for the Payment Protection Rider Options

We charge you for expenses related to Principal Protection Advantage and Payment Optimizer Plus. Each rider is a separate rider with a separate charge. You cannot purchase both riders together. If you wish to elect either Principal Protection Advantage or Payment Optimizer Plus, you must do so at the time of application.

Principal Protection Advantage

We assess a charge for Principal Protection Advantage currently equal to an annualized rate of 0.40% of the daily net assets of the Separate Account. The deduction for the rider charge from the Separate Account is reflected in your Contract Value and the value of your Annuity Units. The charge for this rider continues even if you do not allocate assets in accordance with the prescribed Investment Strategy and the benefits you are eligible to receive are reduced. If you reset your benefit and allocate assets in accordance with the prescribed Investment Strategy available at that time, we will reset the charge for the rider, which may be higher than your previous charge, but will never exceed an annual rate of 1.00%.

Because this contract is no longer offered and sold, Principal Protection Advantage is no longer available to purchase under the contract.

Payment Optimizer Plus

We assess a charge for Payment Optimizer Plus currently equal to an annualized rate of 0.50% of the daily net assets of the Separate Account for single Annuitant contracts and 0.65% of the daily net assets of the Separate Account for Joint Annuitant contracts. Once a contract is a Joint Annuitant contract, and the Joint Annuitant rider charge is applied, the Joint Annuitant rider charge will continue while the rider is in effect.

The deduction for the rider charge from the Separate Account is reflected in your Contract Value and the value of your Annuity Units. The charge for this rider continues even if you do not allocate assets in accordance with the prescribed Investment Strategy and the benefits you are eligible to receive are reduced. If you reset your benefit and allocate assets in accordance with the prescribed Investment Strategy available at that time, we will reset the charge for the rider, which may be higher than your previous charge, but will never exceed an annual rate of 1.25%.

If you purchased Payment Optimizer Plus, after the Annuity Commencement Date you may request to terminate your contract and the rider and (assuming the right to cancel period has ended) receive the commuted value of your income payments in a lump sum (the “commutation value”). In calculating the commutation value, we assess a commutation charge. The amount of the commutation charge will be the surrender charge that would otherwise apply under the contract, in accordance with the surrender charge schedule.

Because this contract is no longer offered and sold, Payment Optimizer Plus is no longer available to purchase under the contract.

Charges for the Death Benefit Rider Options

Charge for the Annual Step-Up Death Benefit Rider Option

We charge you for expenses related to the Annual Step-Up Death Benefit Rider Option if you elect this option at the time of application. The Annual Step-Up Death Benefit Rider Option may not be elected if any Annuitant is 85 or older. We deduct this charge against your assets in the Separate Account at each contract anniversary and at surrender to compensate us for the increased risks and expenses associated with providing this death benefit rider. We will allocate the charge for the Annual Step-Up Death Benefit Rider Option among the Subaccounts in the same proportion that your assets in each Subaccount bear to your total assets in the Separate Account at the time we take the charge. If your assets in the Separate Account are not sufficient to cover the charge, we will deduct the charge first from your assets in the Separate Account, if any, and then from your assets in the Guarantee Account from the amounts that have been in the Guarantee Account for the longest period of time. At surrender, we will charge you a pro-rata portion of the annual charge. The charge for the Annual Step-Up Death Benefit Rider Option is an annual rate of 0.20% of your Contract Value at the time of the deduction.

Charge for the 5% Rollup Death Benefit Rider Option

We charge you for expenses related to the 5% Rollup Death Benefit Rider Option if you elect this option at the time of application. We deduct this charge against your assets in the Separate Account at each contract anniversary and at surrender to compensate us for the increased risks and expenses associated with providing this death benefit rider. We will allocate the charge for the 5% Rollup Death Benefit Rider Option among the Subaccounts in the same proportion that your assets in each Subaccount bear to your total assets in the Separate Account at the time we take the charge. If your assets in the Separate Account are not sufficient to cover the charge, we will deduct the charge first from your assets in the Separate Account, if any, and then from your assets in the Guarantee Account from the amounts that have been in the Guarantee Account for the longest period of time. At surrender, we will charge you a pro-rata portion of the annual charge. The charge for the 5% Rollup Death Benefit Rider Option is 0.30% of your Contract Value at the time of the deduction. The 5% Rollup Death Benefit Rider Option is not available for contracts issued on or after September 2, 2003 as a Funding Annuity under the Annuity Cross Funding Program.

Charge for the Earnings Protector Death Benefit Rider Option

We charge you for expenses related to the Earnings Protector Death Benefit Rider Option if you elect this option at the time of application. We deduct this charge against your assets in the Separate Account on each contract anniversary and at surrender to compensate us for the increased risks and expenses associated with providing this death benefit rider. We will allocate the charge for the Earnings Protector Death Benefit Rider Option among the Subaccounts in the same proportion that your assets in each Subaccount bear to your total assets in the Separate Account at the time we take the charge. If your assets in the Separate Account are not sufficient to cover the charge, we will deduct the charge first from your assets in the Separate Account, if any, and then from your assets in the Guarantee Account from the amounts that have been in the Guarantee Account for the longest period of time. At surrender we will charge you a pro-rata portion of the annual charge. The charge for the Earnings Protector Death Benefit Rider Option is 0.30% of your Contract Value at the time of the deduction.

Charge for Earnings Protector and Greater of Annual Step-Up and 5% Rollup Death Benefit Rider Option

We charge you for expenses related to the Earnings Protector and Greater of Annual Step-Up and 5% Rollup Death Benefit Rider Option if you elect this option at the time of application. We deduct this charge against your assets in the Separate Account on each contract anniversary and at surrender to compensate us for the increased risks and expenses associated with providing this death benefit rider. We will allocate the charge for the Earnings Protector and Greater of Annual Step-Up and 5% Rollup Death Benefit Rider Option among the Subaccounts in the same proportion that your assets in each Subaccount bear to your total assets in the Separate Account at the time we take the charge. If your assets in the Separate Account are not sufficient to cover the charge, we will deduct the charge first from your assets in the Separate Account, if any, and then from your assets in the Guarantee Account from the amounts that have been in the Guarantee Account for the longest period of time. At surrender, we will charge you a pro-rata portion of the annual charge. The charge for the Earnings Protector and Greater of Annual Step-Up and 5% Rollup Death Benefit Rider Option is 0.70% of your Contract Value at the time of the deduction. The Earnings Protector and Greater of Annual Step-Up and 5% Rollup Death Benefit Rider Option is not available for contracts issued on or after September 2, 2003 as a Funding Annuity under the Annuity Cross Funding Program.

Other Charges

Annual Contract Charge

We will deduct an annual contract charge of $30 from your Contract Value to compensate us for certain administrative expenses incurred in connection with the contract. We will deduct the charge at each contract anniversary and at surrender. We will waive this charge if your Contract Value at the time of deduction is more than $40,000.

We will allocate the annual contract charge among the Subaccounts in the same proportion that your assets in each Subaccount bear to your total assets in the Separate Account at the time the charge is taken. If there are insufficient assets allocated to the Separate Account, we will deduct any remaining portion of the charge from the Guarantee Account proportionately from all assets in the Guarantee Account.

Deductions for Premium Taxes

We will deduct charges for any premium tax or other tax levied by any governmental entity from purchase payments or the

Contract Value when the premium tax is incurred or when we pay proceeds under the contract (proceeds include surrenders, partial withdrawals, income payments and death benefit payments).

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax generally ranges from 0.0% to 3.5%.

Portfolio Charges

Each Portfolio incurs certain fees and expenses. These include management fees and other expenses associated with the daily operation of each Portfolio, as well as Rule 12b-1 fees and/or service share fees, if applicable. To pay for these expenses, the Portfolio makes deductions from its assets. A Portfolio may also impose a redemption charge on Subaccount assets that are redeemed from the Portfolio. Portfolio expenses, including any redemption charges, are more fully described in the prospectus for each Portfolio. Portfolio expenses are the responsibility of the Portfolio or Fund. They are not fixed or specified under the terms of the contract and are not the responsibility of the Company.

Transfer Charges

We reserve the right to impose a charge of up to $10 per transfer. This charge represents the costs we incur for effecting any such transfer. We will not realize a profit from imposing this charge.

THE CONTRACT

The contract is an individual flexible premium variable deferred annuity contract. We describe your rights and benefits below and in the contract. There may be differences in your contract (such as differences in fees, charges, and benefits) because of requirements of the state where we issued your contract. We will include any such differences in your contract.

This contract is no longer offered and sold and, therefore, the optional benefits and features described in this prospectus are no longer available to purchase under the contract. Please refer to your contract and your contract data pages to determine the benefits and features available under your contract.

Even though this contract is no longer available for new sales, additional purchase payments may be made in accordance with the terms of the contract and as described in the “Purchase Payments” provision.

Generally, you must maintain a minimum amount of Contract Value after a partial withdrawal to keep your contract in effect. For example, if your partial withdrawal request would reduce your Contract Value to less than $1,000, we will surrender your contract in full. If you have elected a guaranteed minimum withdrawal benefit rider and you take a withdrawal that reduces your Contract Value under the amount required to keep your contract in effect, or if your Contract Value otherwise drops below a certain amount (e.g., $100), the payment we make will be calculated under the rider and will usually either be (a) the greater of a lump sum that equals the (i) Contract Value, (ii) present value of future lifetime payments, or (iii) value of the optional rider death benefit, or (b) lifetime payments as calculated under the rider. See the “Surrenders and Partial Withdrawals — Guaranteed Minimum Withdrawal Benefit Rider Options” provision of this prospectus for more information.

This contract may be used with certain tax qualified retirement plans. The contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit; the purchase of this contract does not provide additional tax deferral benefits beyond those provided in the qualified retirement plan. Accordingly, if this contract is purchased as a Qualified Contract, you should consider the contract for its death benefit, income benefits and other non-tax-related benefits. Please consult a tax adviser for information specific to your circumstances in order to determine whether this contract is an appropriate investment for you.

Purchasing the contract through a tax-free “Section 1035” exchange. Section 1035 of the Code generally permits you to exchange one annuity contract for another in a “tax-free exchange.” Therefore, you can use the proceeds from another annuity contract to make purchase payments for this contract. Before making an exchange, you should carefully compare this contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this contract and this contract has its own surrender charges which would apply to you. The fees and charges under this contract may be higher (or lower), and the benefits may be different, than those of your current contract. In addition, you may have to pay federal income and penalty taxes on the exchange if it does not qualify for Section 1035 treatment. You should not exchange another contract for this contract unless you determine, after evaluating all of the facts, that the exchange is in your best interest. Please note that the person who sells you this contract generally will earn a commission on the sale.

Ownership

As owner, you have all rights under the contract, subject to the rights of any irrevocable beneficiary. Two persons may apply as joint owners for a Non-Qualified contract. A joint owner may not be named for a Qualified Contract. Joint owners have equal undivided interests in their contract. That means that each may exercise any ownership rights on behalf of the other, except ownership changes. Joint owners also have the right of survivorship. This means if a joint owner dies, his or her interest in the contract passes to the surviving owner. You must have our approval to add a joint owner after we issue the contract. We may require additional information if joint ownership is requested after the contract is issued.

Subject to certain restrictions imposed by electable rider options and as otherwise stated below, before the Annuity Commencement Date, you may change:

•	your Annuity Commencement Date to any date at least ten years after your last purchase payment;

•	your Optional Payment Plan;

•	the allocation of your investments among the Subaccounts and/or the Guarantee Account (subject to certain restrictions listed in your contract and in the “Transfers” provision); and

•	the owner, joint owner, primary beneficiary, and contingent beneficiary (unless the primary beneficiary or contingent beneficiary is named as an irrevocable beneficiary) upon written notice to our Home Office if you reserved this right and the Annuitant(s) is living at the time of the request. If you change a beneficiary, your plan selection will no longer be in effect unless you request that it continue. In addition, during the Annuitant’s life, you can change any non-natural owner to another non-natural owner. Changing the owner or joint owner may have tax consequences and you should consult a tax adviser before doing so.

Neither the Annuitant nor the Joint Annuitant can be changed.

We must receive your request for a change at our Home Office in a form satisfactory to us. The change will take effect as of the date you sign the request. The change will be subject to any payment made before we recorded the change. Please note that if you elect Guaranteed Income Advantage at the time of application, you may not change your scheduled income start date or your Optional Payment Plan. In addition withdrawals and/or transfers from the GIS Subaccount(s) will lower your guaranteed income floor and cause you to lose your right to continue to make scheduled transfers into the segment from which the withdrawal and/or transfer was made. If you elect one of the Payment Protection Rider Options or one of the Guaranteed Minimum Withdrawal Benefit Rider Options (except for Lifetime Income Plus 2008 and Lifetime Income Plus Solution) at the time of application, the benefits you receive under such rider may be reduced if your assets are not allocated in accordance with the Investment Strategy prescribed by your rider. Contract owners that own Lifetime Income Plus 2008 or Lifetime Income Plus Solution must always allocate assets in accordance with the Investment Strategy. If you elect the Principal Protection Advantage, you may change the Income Start Date as long as the new Income Start Date occurs on a contract anniversary at least 36 months after the latest reset date of the benefit base or 36 months after the date we receive your last purchase payment. You may not however, change the Optional Payment Plan once elected at the time of application.

Assignment

An owner of a Non-Qualified Contract may assign some or all of his or her rights under the contract with our consent. However, an assignment may terminate certain benefits provided by rider option. An assignment must occur before any income payments begin and while the Annuitant is still living. Once proper notice of the assignment is recorded by our Home Office, the assignment will become effective as of the date the written request was signed.

Qualified Contracts, IRAs and Tax Sheltered Annuities may not be assigned, pledged or otherwise transferred except where allowed by law.

If you elect one of the Payment Protection Rider Options or one of the Guaranteed Minimum Withdrawal Benefit Rider Options, our Home Office must approve any assignment, unless such assignment was made pursuant to a court order.

Guaranteed Income Advantage will terminate upon assignment of the contract unless such assignment is a result of legal process. Upon termination of Guaranteed Income Advantage, all assets in the GIS Subaccount(s) will be transferred to the Goldman Sachs Variable Insurance Trust — Government Money Market Fund as of the Valuation Day the assignment is received. If the assignment is received on a non-Valuation Day, the assets will be transferred on the next Valuation Day.

We are not responsible for the validity or tax consequences of any assignment. We are not liable for any payment or settlement made before the assignment is recorded. Assignments will not be recorded until our Home Office receives sufficient direction from the owner and the assignee regarding the proper allocation of contract rights.

Amounts pledged or assigned will be treated as distributions and will be included in gross income to the extent that the Contract Value exceeds the investment in the contract for the taxable year in which it was pledged or assigned.

Assignment of the entire Contract Value may cause the portion of the contract exceeding the total investment in the contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect.

Amounts assigned may be subject to an IRS tax penalty equal to 10% of the amount included in gross income.

Purchase Payments

You may make purchase payments at any frequency and in the amount you select, subject to certain restrictions, including restrictions that may be imposed by the terms of elected riders. You must obtain our approval before you make total purchase payments for an Annuitant age 79 or younger that exceed $2,000,000 in the aggregate in any variable annuity contracts issued by the Company or any of its affiliates. If any Annuitant is age 80 or older at the time of payment, the total amount not subject to prior approval is $1,000,000 in the aggregate in any variable annuity contracts issued by the Company or any of its affiliates. Purchase payments may be made at any time prior to the Annuity Commencement Date, the surrender of the contract, or the death of the owner (or joint owner, if applicable), whichever comes first.

The minimum initial purchase payment is $5,000 ($2,000 if your contract is an IRA contract). We may accept a lower initial purchase payment in the case of certain group sales. Each additional purchase payment must be at least $500 for Non-Qualified Contracts ($200 if paid by electronic fund transfers), $50 for IRA contracts and $100 for other Qualified Contracts. If a Non-Qualified Contract is being used to fund another deferred annuity as a Funding Annuity pursuant to an approved Annuity Cross Funding Program, the minimum additional purchase payment is $100. See the “Annuity Cross Funding Program” provision of this prospectus.

We reserve the right to refuse to accept a purchase payment for any lawful reason and in a manner that does not unfairly discriminate against similarly situated purchasers. If you have one or more guaranteed benefits and we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions to the contract and/or contributions and/or transfers into the Subaccounts, you may no longer be able to fund your guaranteed benefit(s). This means that if you have already funded your guaranteed benefit(s) by allocating amounts according to the prescribed Investment Strategy for the rider(s), you may no longer be able to increase your Contract Value and the benefit base(s) associated with your guaranteed benefit(s) through contributions and transfers. (For more information about the potential impact of limitations on your ability to make subsequent purchase payments, see “Important Note” under “Guaranteed Minimum Withdrawal Benefit Rider Options” and “Payment Protection Rider Options.”)

Valuation Day and Valuation Period

We will value Accumulation and Annuity Units once daily as of the close of regular trading (currently 4:00 p.m. Eastern Time) for each day the New York Stock Exchange is open, except for days on which a Portfolio does not value its shares. If a Valuation Period contains more than one day, the unit values will be the same for each day in the Valuation Period. Purchase payments are credited to a contract on the basis of accumulation unit value next determined after receipt of a purchase payment.

Allocation of Purchase Payments

We place purchase payments into the Subaccounts, each of which invests in shares of a corresponding Portfolio and/or the Guarantee Account, according to your instructions. You may allocate purchase payments to the Subaccounts plus the Guarantee Account at any one time. If you have elected Guaranteed Income Advantage, you may not allocate purchase payments directly to the GIS Subaccount(s); such allocations to the GIS Subaccount(s) must be made by scheduled transfers pursuant to pro rata scheduled transfers from all other Subaccounts in which you have assets. Any remaining allocations will come from the Guarantee Account. If you have elected one of the Payment Protection Rider Options or one of the Guaranteed Minimum Withdrawal Benefit Rider Options (except for Lifetime Income Plus 2008 and Lifetime Income Plus Solution), you must allocate all purchase payments in accordance with the Investment Strategy prescribed by the rider in order to obtain the full benefit of the rider. The benefits you receive under the rider may be reduced if your purchase payments are not allocated in accordance with the Investment Strategy. Contract owners that own Lifetime Income Plus 2008 or Lifetime Income Plus Solution must always allocate assets in accordance with the Investment Strategy. See the “Surrenders and Partial Withdrawals — Guaranteed Minimum Withdrawal Benefit Rider Options” and “Income Payments — Payment Protection Rider Options” provisions of this prospectus. The percentage of purchase payment that you can put into any one Subaccount or guarantee period must equal a whole percentage and cannot be less than $100. For contracts issued on or after the later of September 2, 2003, or the date on which state insurance authorities approve applicable contract modifications we may limit the amount that may be allocated to the Guarantee Account. Currently, no more than 25% of your Contract Value, as determined at the time of allocation, may be allocated to the Guarantee Account. In addition, the Guarantee Account is not available to contract owners who have elected Payment Optimizer Plus for as long as the rider is in effect.

Upon allocation to the appropriate Subaccounts, we convert purchase payments into Accumulation Units. We determine the number of Accumulation Units credited by dividing the amount allocated to each Subaccount by the value of an Accumulation Unit for that Subaccount on the Valuation Day on which we receive any additional purchase payment at our Home Office. The number of Accumulation Units determined in this way is not changed by any subsequent change in the value of an

Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the Portfolio’s investments perform, but also upon the charges of the Separate Account and the Portfolios.

We allocate any purchase payments we receive that are not accompanied with new instructions in accordance with any prior valid instructions. You may change the allocation of subsequent purchase payments at any time, without charge, by sending us acceptable notice. The new allocation will apply to any purchase payments made after we receive notice of the change at our Home Office.

Valuation of Accumulation Units

Partial withdrawals, surrenders and/or payment of the death benefit all result in the cancellation of an appropriate number of Accumulation Units. We cancel Accumulation Units as of the end of the Valuation Period in which we receive notice or instructions with regard to the partial withdrawal, surrender or payment of a death benefit. The Accumulation Unit value at the end of every Valuation Day equals the Accumulation Unit value at the end of the preceding Valuation Day multiplied by the net investment factor (described below). We arbitrarily set the Accumulation Unit value at the inception of the Subaccount at $10. On any Valuation Day, we determine your Subaccount value by multiplying the number of Accumulation Units attributable to your contract by the Accumulation Unit value for that day.

The net investment factor is an index used to measure the investment performance of a Subaccount from one Valuation Period to the next. The net investment factor for any Subaccount for any Valuation Period reflects the change in the net asset value per share of the Portfolio held in the Subaccount from one Valuation Period to the next, adjusted for the daily deduction of the administrative expense charges, mortality and expense risk charges, and any applicable optional rider charges (but not any optional death benefit rider charges) from assets in the Subaccount. The charges for Lifetime Income Plus 2008, Lifetime Income Plus Solution and the Death Benefit Rider Options, however, are deducted from your Contract Value. If any “ex-dividend” date occurs during the Valuation Period, we take into account the per share amount of any dividend or capital gain distribution so that the unit value is not impacted. Also, if we need to reserve money for taxes, we take into account a per share charge or credit for any taxes reserved for which we determine to have resulted from the operations of the Subaccount.

The value of an Accumulation Unit may increase or decrease based on the net investment factor. Changes in the net investment factor may not be directly proportional to changes in the net asset value of the Portfolio because of the deduction of Separate Account charges. Though the number of Accumulation Units will not change as a result of investment experience, the value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period.

BENEFITS AVAILABLE UNDER THE CONTRACT

The following table summarizes information about the benefits available under the contract.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Lifetime Income Plus Solution	Provides guaranteed withdrawals for the life of the Annuitant(s), with upside potential, provided you meet certain conditions. You may purchase Lifetime Income Plus Solution with or without the Principal Protection Death Benefit. The Principal Protection Death Benefit is used to determine the death benefit, if any, payable under the contract and rider.	Optional	2.00% of benefit base (without Principal Protection Death Benefit); 2.00% of benefit base plus 0.50% of value of Principal Protection Death Benefit (if elected)

•  The benefits provided under the rider may be reduced or even lost based on the level of withdrawals you take from the contract.

•  We reserve the right to exclude additional purchase payments from being applied to the benefit provided under the rider.

•  You will lose the guaranteed minimum withdrawal benefit if you annuitize or surrender the contract or if you elect to terminate the rider on any contract anniversary on or after the fifth contract anniversary.

•  In order to receive the full benefit provided by the rider, you must invest all purchase payments and allocations in accordance with a prescribed Investment Strategy.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Lifetime Income Plus 2008	Provides guaranteed withdrawals for the life of the Annuitant(s), with upside potential, provided you meet certain conditions. You may purchase Lifetime Income Plus 2008 with or without the Principal Protection Death Benefit. The Principal Protection Death Benefit is used to determine the death benefit, if any, payable under the contract and rider.	Optional	2.00% of benefit base (without Principal Protection Death Benefit); 2.00% of benefit base plus 0.50% of value of Principal Protection Death Benefit (if elected)

•  The benefits provided under the rider may be reduced or even lost based on the level of withdrawals you take from the contract.

•  We reserve the right to exclude additional purchase payments from being applied to the benefit provided under the rider.

•  You will lose the guaranteed minimum withdrawal benefit if you annuitize or surrender the contract or if you elect to terminate the rider on any contract anniversary on or after the fifth contract anniversary.

•  In order to receive the full benefit provided by the rider, you must invest all purchase payments and allocations in accordance with a prescribed Investment Strategy.

Lifetime Income Plus 2007	Provides guaranteed withdrawals for the life of the Annuitant(s), with upside potential, provided you meet certain conditions. This rider provides for a death benefit.	Optional	2.00% of your average daily net assets in the Separate Account

•  The benefits provided under the rider may be reduced or even lost based on the level of withdrawals you take from the contract.

•  Your benefit will be reduced if you choose not to follow the Investment Strategy.

•  We reserve the right to exclude additional purchase payments from being applied to the benefit provided under the rider.

•  You will lose the guaranteed minimum withdrawal benefit if you annuitize or surrender the contract.

Lifetime Income Plus	Provides guaranteed withdrawals for the life of the Annuitant(s), with upside potential, provided you meet certain conditions. This rider provides for a death benefit.	Optional	2.00% of your average daily net assets in the Separate Account

•  The benefits provided under the rider may be reduced or even lost based on the level of withdrawals you take from the contract.

•  Your benefit will be reduced if you choose not to follow the Investment Strategy.

•  We reserve the right to exclude additional purchase payments from being applied to the benefit provided under the rider.

•  You will lose the guaranteed minimum withdrawal benefit if you annuitize or surrender the contract.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Guaranteed Withdrawal Advantage	Provides guaranteed withdrawals, with upside potential, provided you meet certain conditions.	Optional	1.00% of your average daily net assets in the Separate Account

•  The guaranteed minimum withdrawal benefit provided under the rider may be reduced or even lost based on the level of withdrawals you take from the contract.

•  Your benefit will be reduced if you choose not to follow the Investment Strategy.

•  We reserve the right to exclude additional purchase payments from being applied to the benefit provided under the rider.

•  You will lose the guaranteed minimum withdrawal benefit if you annuitize or surrender the contract.

•  No death benefit provided under this rider.

Guaranteed Income Advantage	Provides a guaranteed income benefit that is based on the amount of assets you invest in the GIS Subaccount(s).	Optional	0.50% of your average daily net assets in the Separate Account

•  You may not allocate purchase payments or assets in your contract directly to the GIS Subaccount(s). Payments to the GIS Subaccount(s) must be made through a series of scheduled transfers.

•  We reserve the right to exclude additional purchase payments from being applied to the benefit provided under the rider.

•  Once you take a withdrawal or make a transfer from a segment, you will not be permitted to make any additional scheduled transfers to that segment

•  On the date that the contract is assigned or sold, unless under an involuntary assignment effected by legal process, all amounts in the GIS Subaccount(s) will be transferred to the Goldman Sachs Variable Insurance Trust — Government Money Market Fund and any segments will be terminated.

Payment Optimizer Plus	Provides for a guaranteed income benefit that is based on the amount of purchase payments you make to your contract.	Optional	1.25% of your average daily net assets in the Separate Account

•  You must invest all purchase payments and allocations in accordance with the prescribed Investment Strategy.

•  We reserve the right to exclude additional purchase payments from being applied to the benefit provided under the rider.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations

•  The longer you wait before beginning to take income payments, the more opportunities you may have to reset the benefit and thereby potentially increase the amount of income payments. If you delay starting to take income payments too long, however, you may limit the number of years available for you to take income payments in the future (due to life expectancy) and you may be paying for a benefit you are not using.

•  If you do not allocate all assets in accordance with the prescribed Investment Strategy, your benefit will be reduced by 50%. Even if your benefit is reduced, you will continue to pay the full amount charged for the rider.

Principal Protection Advantage	Provides for a guaranteed income benefit based on the amount of purchase payments you make to your contract.	Optional	1.00% of your average daily net assets in the Separate Account

•  You must invest all purchase payments and allocations in accordance with the prescribed Investment Strategy.

•  We reserve the right to exclude additional purchase payments from being applied to the benefit provided under the rider.

•  The longer you wait before beginning to take income payments, the more opportunities you may have to reset the benefit and thereby potentially increase the amount of income payments. If you delay starting to take income payments too long, however, you may limit the number of years available for you to take income payments in the future (due to life expectancy) and you may be paying for a benefit you are not using.

•  If you do not allocate all assets in accordance with the prescribed Investment Strategy, your benefit will be reduced by 50%. Even if your benefit is reduced, you will continue to pay the full amount charged for the rider.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Basic Death Benefit	Provides a death benefit equal to the greater of: (a) purchase payments adjusted for any partial withdrawals (including any applicable surrender charges and premium taxes assessed) calculated as of the Valuation Day we receive due proof of death; and (b) the Contract Value on the Valuation Day we receive due proof of death.	Standard	No additional fee

•  Partial withdrawals (including any withdrawals taken pursuant to the terms of a Guaranteed Minimum Withdrawal Benefit Rider Option) reduce the death benefit proportionally by the same percentage that the partial withdrawal (including any applicable surrender charges and any premium taxes assessed) reduces the Contract Value.

•  The death benefit is terminated upon annuitization.

Annual Step-Up Death Benefit	Under the Annual Step-Up Death Benefit Rider, the amount of death benefit proceeds we will pay upon receipt of due proof of death of any Annuitant will be the greater of: (a) the Basic Death Benefit; and (b) the Annual Step-Up Death Benefit Rider Option.	Optional	0.20% of your Contract Value at the time the charge is taken

•  Partial withdrawals (including any withdrawals taken pursuant to the terms of a Guaranteed Minimum Withdrawal Benefit Rider Option) reduce the Annual Step-Up Death Benefit proportionally by the same percentage that the partial withdrawal (including any applicable surrender charges and any applicable premium taxes assessed) reduces the Contract Value.

•  Once elected, this death benefit may not be terminated and it will remain in effect while the contract is in force or until income payments begin.

•  On the Annuity Commencement Date, this rider and its corresponding charge will terminate.

5% Roll-Up Death Benefit	Under the 5% Rollup Death Benefit Rider, the amount of death benefit proceeds we will pay upon receipt of due proof of death of any Annuitant will be the greater of: (a) the Basic Death Benefit; and (b) the 5% Rollup Death Benefit Rider Option.	Optional	0.30% of your Contract Value at the time the charge is taken

•  If partial withdrawals greater than 5% of purchase payments are taken in any contract year, the 5% Rollup Death Benefit is reduced proportionally for that partial withdrawal and all future partial withdrawals by the same percentage that the partial withdrawal, including any surrender charges and premium tax paid, reduces the Contract Value.

•  Once elected, this benefit may not be terminated and it will remain in effect while this contract is in force or until income payments begin.

•  On the Annuity Commencement Date, this rider and its corresponding charge will terminate.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Earnings Protector Death Benefit	Adds a death benefit amount that is equal to a percentage of earnings under the contract.	Optional	0.30% of your Contract Value at the time the charge is taken

•  The Earnings Protector Death Benefit Rider Option does not guarantee that any amounts under the benefit will become payable at death. Market declines resulting in your Contract Value being less than your purchase payments paid and not previously withdrawn may result in no additional amount being payable.

•  Once you elect the Earnings Protector Death Benefit Rider Option, you cannot terminate it. This means that regardless of any changes in your circumstances, we will continue to assess a charge for the Earnings Protector Death Benefit Rider Option.

•  Once elected, this benefit may not be terminated and it will remain in effect while this contract is in force or until income payments begin.

•  On the Annuity Commencement Date, this rider and its corresponding charge will terminate.

Earnings Protector and Greater of Annual Step-Up and 5% Roll-Up Death Benefit	Combines the Greater of the Annual Step-Up and 5% Rollup Death Benefit Rider Option plus the Earnings Protector Death Benefit Rider Option. Under this rider option, the amount of death benefit proceeds we will pay upon receipt of due proof of death of any Annuitant will be the greatest of: (a) the Basic Death Benefit; (b) the Annual Step-Up Death Benefit Rider Option; and (c) the 5% Rollup Death Benefit Rider Option; plus the Earnings Protector Death Benefit Rider Option.	Optional	0.70% of your Contract Value at the time the charge is taken

•  Once elected, this benefit may not be terminated and it will remain in effect while this contract is in force or until income payments begin.

•  On the Annuity Commencement Date, this rider and its corresponding charge will terminate.

Dollar Cost Averaging Program	Permits you to systematically transfer on a monthly or quarterly basis a set dollar amount from the Subaccount investing in the Goldman Sachs Variable Insurance Trust — Government Money Market Fund and/or the Guarantee Account, if available, to any combination of other available Subaccounts (as long as the total number of Subaccounts used does not exceed the maximum number allowed under the contract).	Optional	No additional fee

•  You may not transfer from one interest rate guarantee period under the Guarantee Account to another

•  Dollar Cost Averaging is not available if you have elected one of the Payment Protection Rider Options or one of the Guaranteed Minimum Withdrawal Benefit Rider Options and you are allocating assets in accordance with the prescribed Investment Strategy.

•  We reserve the right to discontinue or modify the program at any time and for any reason.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Defined Dollar Cost Averaging Program	Permits you to systematically transfer a fixed dollar amount on a monthly basis for twelve months from the Subaccount investing in the Goldman Sachs Variable Insurance Trust — Government Money Market Fund to an Asset Allocation Model or, if you have elected Lifetime Income Plus 2008, Lifetime Income Plus Solution or Payment Optimizer Plus, from the Designated Subaccount investing in the Goldman Sachs Variable Insurance Trust — Government Money Market Fund to one of the other available Investment Strategy options.	Optional	No additional fee

•  You may participate in the Defined Dollar Cost Averaging program only if you elect it when you apply for the contract.

•  To use the program, you must transfer at least $100 from the Subaccount (or Designated Subaccount) investing in the Goldman Sachs Variable Insurance Trust — Government Money Market Fund.

•  We reserve the right to discontinue or modify the program at any time and for any reason.

Portfolio Rebalancing Program	Automatically rebalances your assets on a quarterly, semi-annual, or annual basis to return to the percentages specified in your allocation instructions.	Optional	No additional fee

•  The program does not include allocations to the Guarantee Account

•  You may not participate in the Portfolio Rebalancing program if you have elected one of the Payment Protection Rider Options or one of the Guaranteed Minimum Withdrawal Benefit Rider Options and you are allocating assets in accordance with the prescribed Investment Strategy.

•  We reserve the right to exclude specific Subaccounts from Portfolio Rebalancing.

•  We reserve the right to discontinue or modify the program at any time and for any reason.

Guarantee Account Interest Sweep Program	Under the program, you could instruct us to transfer interest earned on your assets in the Guarantee Account to the Subaccounts to which you are allocating purchase payments, in accordance with your allocation instructions in effect on the date of the transfer any time before the Annuity Commencement Date.	Optional	No additional fee

•  The program was available only to contracts issued prior to September 2, 2003, or prior to the date on which state insurance authorities approve applicable contract modifications

•  You can participate in the interest sweep program at the same time you participate in either the Dollar Cost Averaging program or the Portfolio Rebalancing program. If any interest sweep transfer is scheduled for the same day as a Portfolio Rebalancing transfer, the interest sweep transfer will be processed first.

•  We may limit the amount you may transfer from the Guarantee Account to the Subaccounts for any particular allocation. We will not process an interest sweep transfer if that transfer would exceed the amount permitted to be transferred.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Systematic Withdrawal Program	Allows you to take Systematic Withdrawals of a specified dollar amount (in equal installments of at least $100) on a monthly, quarterly, semiannual or annual basis.	Optional	No additional fee

•  To participate in the program, your Contract Value initially must be at least $5,000.

•  Your Systematic Withdrawals in a contract year may not exceed the amount which is not subject to a surrender charge.

•  A Systematic Withdrawal program will terminate automatically when a Systematic Withdrawal would cause the remaining Contract Value to be less than $1,000.

TRANSFERS

Transfers Before the Annuity Commencement Date

All owners may transfer all or a portion of their assets between and among the Subaccounts of the Separate Account and the Guarantee Account on any Valuation Day prior to the Annuity Commencement Date, subject to certain conditions that are stated below. Owners may not, however, transfer assets in the Guarantee Account from one interest rate guarantee period to another interest rate guarantee period. In addition, if you elect Guaranteed Income Advantage, once you make a transfer from a segment that corresponds to a GIS Subaccount, you may not make subsequent purchase payments or transfers to that segment corresponding to that GIS Subaccount. If you elect one of the Payment Protection Rider Options, or one of the Guaranteed Minimum Withdrawal Benefit Rider Options (except for Lifetime Income Plus 2008 and Lifetime Income Plus Solution), the benefits you receive under such rider may be reduced if, after your transfer, your assets are not allocated in accordance with the prescribed Investment Strategy. Contract owners that own Lifetime Income Plus 2008 or Lifetime Income Plus Solution must always allocate assets in accordance with the Investment Strategy.

We process transfers among the Subaccounts and between the Subaccounts and the Guarantee Account as of the end of the Valuation Period that we receive the transfer request in good order at our Home Office. There may be limitations placed on multiple transfer requests made at different times during the same Valuation Period involving the same Subaccounts and/or the Guarantee Account. We may postpone transfers to, from or among the Subaccounts and/or the Guarantee Account under certain circumstances. See the “Requesting Payments” provision of this prospectus.

Transfers from the Guarantee Account to the Subaccounts

We may limit and/or restrict transfers from the Guarantee Account to the Subaccounts. For any allocation from the Guarantee Account to the Subaccounts, the limited amount will not be less than any accrued interest on that allocation plus 25% of the original amount of that allocation. Unless you are participating in a Dollar Cost Averaging program (see the “Dollar Cost Averaging Program” provision), you may make such transfers only during the 30 day period beginning with the end of the preceding interest rate guarantee period applicable to that particular allocation. We also may limit the amount that you may transfer to the Subaccounts.

Transfers from the Subaccounts to the Guarantee Account

We may restrict certain transfers from the Subaccounts to the Guarantee Account. For contracts issued on or after the later of September 2, 2003, or the date on which state insurance authorities approve applicable contract modifications, we may also limit the amount that may be allocated to the Guarantee Account to no more than 25% of your Contract Value, as determined at the time of allocation. In addition, where permitted by state law, we will refuse new purchase payments or transfers into the Guarantee Account when your assets in the Guarantee Account are equal to or greater than 25% of your Contract Value at the time of allocation. We generally exercise our right to limit or refuse allocations to the Guarantee Account when interest rate periods are low for prolonged periods of time. In addition, we reserve the right to prohibit or limit transfers from the Subaccounts to the Guarantee Account during the six month period following the transfer of any amount from the Guarantee Account to any Subaccount. Please refer to your contract data pages or call us at (800) 352-9910 for information about the Guarantee Account available under your contract.

Transfers Among the Subaccounts

All owners may submit 12 Subaccount transfers each calendar year by voice response, Internet, telephone, facsimile, U.S. Mail or overnight delivery service. Once such 12 Subaccount transfers have been executed, a letter will be sent notifying owners that they may submit additional transfers only in writing by U.S. Mail or by overnight delivery service, and transfer requests sent by same day mail, courier service, Internet, telephone or facsimile will not be accepted under any circumstances. Once we receive your mailed transfer request at our Home Office, such transfer cannot be cancelled. We also will not cancel transfer requests that have not yet been received, i.e., you may not call to cancel a transfer request sent by U.S. Mail or overnight delivery service. If you wish to change a transfer request sent by U.S. Mail or overnight delivery service, such change must also be sent in writing by U.S. Mail or by overnight delivery service. We will process that transfer request as of the Valuation Day the new transfer request is received at our Home Office.

Currently, we do not charge for transfers. However, we reserve the right to assess a charge of up to $10 for each transfer. The minimum transfer amount is $100 or the entire balance in the Subaccount or interest rate guarantee period if the transfer will leave a balance of less than $100.

We also reserve the right to not honor your transfer request if your transfer is a result of more than one trade involving the same Subaccount within a 30 day period. We will generally invoke this right when either the Portfolio(s) or we see a pattern of frequent transfers between the same Portfolios within a short period of time (i.e., transfers among the same Subaccounts occur within five to 15 days of each other).

In addition, we may not honor transfers made by third parties. See the “Transfers by Third Parties” provision of this prospectus.

If a transfer request is not processed, a letter will be sent notifying you that your transfer request was not honored. If we do not honor a transfer request, we will not count that request as a transfer for purposes of the 12 transfers allowed each calendar year as described in the previous paragraphs.

When thinking about a transfer of assets, you should consider the inherent risks involved. Frequent transfers based on short-term expectations may increase the risk that you will make a transfer at an inopportune time. Also, because certain restrictions on transfers are applied at the discretion of the Portfolios in which the Subaccount invests, it is possible that owners will be treated differently and there could be inequitable treatment among owners if a Portfolio does not apply equal treatment to all shareholders. See the “Special Note on Frequent Transfers” provision of this prospectus.

These restrictions will apply to all owners and their designated third party(ies), unless such transfer is being made pursuant to:

(1)	a Dollar Cost Averaging program;

(2)	a Portfolio Rebalancing program;

(3)	the terms of an approved Fund substitution or Fund liquidation; or

(4)	a Portfolio’s refusal to allow the purchase of shares, either on behalf of an individual owner or the entire Separate Account, in which case, the Portfolio’s refusal to allow the purchase of shares will not be considered a transfer for calculation of the 12 transfers allowed per calendar year by voice response, Internet, telephone, facsimile, U.S. Mail or overnight delivery service.

In addition, the restrictions and charges listed above do not apply to any:

(1)	scheduled transfers made to the GIS Subaccount(s) pursuant to the terms of Guaranteed Income Advantage; or

(2)	transfers made among the Subaccounts pursuant to automatic rebalancing of assets made under the terms of one of the Payment Protection Rider Options, or one of the Guaranteed Minimum Withdrawal Benefit Rider Options.

Sometimes, we will not honor transfer requests. We will not honor a transfer request if:

(1)	any Subaccount that would be affected by the transfer is unable to purchase or to redeem shares of the Portfolio in which the Subaccount invests; or

(2)	the transfer would adversely affect unit values.

The affected Portfolio(s) determine whether these items apply.

We will treat all owners equally with respect to transfer requests.

Telephone/Internet Transactions

All owners may make their first 12 transfers in any calendar year among the Subaccounts or between the Subaccounts and the Guarantee Account by calling or electronically contacting us. Transactions that can be conducted over the telephone and Internet include, but are not limited to:

(1)	the first 12 transfers of assets among the Subaccounts or between the Subaccounts and the Guarantee

Account in any calendar year (this includes any changes in purchase payment allocations when such changes include a transfer of assets);

(2)	Dollar Cost Averaging; and

(3)	Portfolio Rebalancing.

We employ reasonable procedures to confirm that instructions we receive are genuine. Such procedures may include, but are not limited to:

(1)	requiring you or a third party to provide some form of personal identification before we act on the telephone/Internet instructions;

(2)	confirming the telephone/Internet transaction in writing to you or a third party you authorized; and/or

(3)	tape recording telephone instructions or retaining a record of your electronic request.

We reserve the right to limit or prohibit telephone and Internet transactions.

We will delay making a payment or processing a transfer request if:

(1)	the disposal or valuation of the Separate Account’s assets is not reasonably practicable because the New York Stock Exchange is closed;

(2)	on nationally recognized holidays, trading is restricted by the New York Stock Exchange;

(3)	an emergency exists making the disposal or valuation of securities held in the Separate Account impracticable; or

(4)	the SEC by order permits postponement of payment to protect our owners.

Rules and regulations of the SEC will govern as to when the conditions described in (3) and (4) above exist. If we are closed on days when the New York Stock Exchange is open, Contract Value may be affected since owners will not have access to their account.

Confirmation of Transactions

We will not be liable for following instructions that we reasonably determine to be genuine. We will send you a confirmation of any transfer we process. Systematic transactions, such as those related to portfolio rebalancing or dollar cost averaging, generally will be reported in quarterly statements. You are responsible for verifying transfer confirmations and notifying us of any errors within 30 days of receiving the confirmation statement or, for systematic transactions not reported on a trade confirmation, the quarterly statement.

Special Note on Reliability

Please note that the Internet or our telephone system may not always be available. Any computer system or telephone system, whether it is ours, yours, your service provider’s, or your registered representative’s, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by writing our Home Office.

Transfers by Third Parties

As a general rule and as a convenience to you, we allow you to give third parties the right to conduct transfers on your behalf. However, when the same third party possesses this ability on behalf of many owners, the result can be simultaneous transfers involving large amounts of assets. Such transfers can disrupt the orderly management of the Portfolios underlying the contract, can result in higher costs to owners, and are generally not compatible with the long-range goals of owners. We believe that such simultaneous transfers effected by such third parties are not in the best interests of all beneficial shareholders of the Portfolios, and the management of the Portfolios share this position.

We have procedures to assure that the transfer requests that we receive have, in fact, been made by the owners in whose names they are submitted.

Consequently, we may refuse transfers made by third parties on behalf of an owner in a number of circumstances, which include but are not limited to:

(1)	transfers made on behalf of many owners by one third party (or several third parties who belong to the same firm) where the transfer involves the same Subaccounts and large amounts of assets;

(2)	when we have not received adequate authorization from the owner allowing a third party to make transfers on his or her behalf; and

(3)	when we believe, under all facts and circumstances received, that the owner or his or her authorized agent is not making the transfer.

We require documentation to provide sufficient proof that the third party making the trade is in fact duly authorized by the owner. This information includes, but is not limited to:

(1)	documentation signed by the owner or a court authorizing a third party to act on the owner’s behalf;

(2)	passwords and encrypted information;

(3)	additional owner verification when appropriate; and

(4)	recorded conversations.

We will not be held liable for refusing a transfer made by a third party when we have a reasonable basis for believing such third party is not authorized to make a transfer on the owner’s behalf or we have a reasonable basis for believing the third party is acting in a fraudulent manner.

Special Note on Frequent Transfers

The Separate Account does not accommodate frequent transfers of Contract Value among Subaccounts. When owners or someone on their behalf submit requests to transfer all or a portion of their assets between Subaccounts, the requests result in the purchase and redemption of shares of the Portfolios in which the Subaccounts invest. Frequent Subaccount transfers, therefore, cause corresponding frequent purchases and redemptions of shares of the Portfolios.

Frequent purchases and redemptions of shares of the Portfolios can dilute the value of a Portfolio’s shares, disrupt the management of the Portfolio’s investment portfolio, and increase brokerage and administrative costs. Accordingly, when an owner or someone on their behalf engages in frequent Subaccount transfers, other owners and persons with rights under the contracts (such as the beneficiaries) may be harmed.

The Separate Account discourages frequent transfers, purchases and redemptions. To discourage frequent Subaccount transfers, we adopted the policy described in the “Transfers Among the Subaccounts” section. This policy requires owners who request more than 12 Subaccount transfers in a calendar year to submit such requests in writing by U.S. Mail or by overnight delivery service (the “U.S. Mail requirement”). The U.S. Mail requirement creates a delay of at least one day between the time transfer decisions are made and the time such transfers are processed. This delay is intended to discourage frequent Subaccount transfers by limiting the effectiveness of abusive “market timing” strategies (in particular, “time-zone” arbitrage) that rely on “same-day” processing of transfer requests.

In addition, we will not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of the Portfolio in which the Subaccount invests or if the transfer would adversely affect Accumulation Unit values. Whether these restrictions apply is determined by the affected Portfolio(s), and although we apply the restrictions uniformly when we receive information from the Portfolio(s), we cannot guarantee that the Portfolio(s) will apply their policies and procedures in a uniform basis.

There can be no assurance that the U.S. Mail requirement will be effective in limiting frequent Subaccount transfers or that we can prevent all frequent Subaccount transfer activity that may adversely affect owners, other persons with material rights under the contracts, or Portfolio shareholders generally. For instance, imposing the U.S. Mail requirement after 12 Subaccount transfers may not be restrictive enough to deter owners seeking to engage in abusing market timing strategies.

We may revise our frequent Subaccount transfer policy and related procedures, at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter frequent transfer activity that may adversely affect owners, other persons with material rights under the contracts, or Portfolio shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on owners engaging in frequent Subaccount transfers. For example, we may invoke our right to refuse transfers if the transfer involves the same Subaccount within a 30 day period and/or we may change our procedures to monitor for a different number of transfers within a specified time period or to impose a minimum time period between each transfer.

There are inherent risks that changing our policies and procedures in the future may not be effective in limiting frequent Subaccount transfers. We will not implement any policy and procedure at the contract level that discriminates among owners; however, we may be compelled to adopt policies and procedures adopted by the Portfolios on behalf of the Portfolios and we will do so unless we cannot service such policies and procedures or we believe such policies and procedures contradict state or federal regulations or such policies and procedures contradict with the terms of your contract.

As stated in the previous paragraph, each of the Portfolios in which the Subaccounts invest may have its own policies and procedures with respect to frequent purchases and redemption of Portfolio shares. The prospectuses for the Portfolios describe any such policies and procedures. For example, a Portfolio may assess redemption fees (which we reserve the right to collect) on shares held for a relatively short period of time. The frequent trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other Portfolios and the policies and procedures we have adopted to discourage frequent Subaccount transfers. Owners should be aware that we may not have the operational capability to monitor owners’ Subaccount transfer requests and apply the frequent trading policies and procedures of the respective Portfolios that would be affected by the transfers. Accordingly, owners and other persons who have material rights under the contracts should assume that the sole protection they may have against potential harm from frequent Subaccount transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent Subaccount transfers.

Under SEC rules, we are required to enter into a written agreement with each Portfolio or its principal underwriter that will obligate us to provide promptly, upon request by the Portfolio, certain information to the Portfolio about the trading activity of individual contract owners. Under these circumstances, we may be required to provide your tax identification number or social security number to the Fund and/or its manager. We must then execute any instructions from the Portfolio to restrict or prohibit further purchases or transfers by a specific contract owner of Accumulation Units or Annuity Units of the Subaccount that invests in that Portfolio, where such contract owner has been identified by the Portfolio as having engaged in transactions (indirectly through such Subaccount) that violate policies established for that Portfolio for the purpose of eliminating or reducing any dilution of the value of the outstanding shares of the Portfolio. We will inform any contract owners whose future purchases and transfers of a Subaccount’s units have been restricted or prohibited by a Portfolio.

Owners and other persons with material rights under the contracts also should be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries such as broker-dealers, retirement plans or separate accounts funding variable insurance contracts. These omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the Portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Portfolios will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Portfolios. In addition, if a Portfolio believes an omnibus order we submit may reflect one or more Subaccount transfer requests from owners engaged in frequent transfer activity, the Portfolio may reject a portion of or the entire omnibus order. If a Portfolio rejects part of an omnibus order it believes is attributable to transfers that exceed its market timing policies and procedures, it will return the amount to us, and we will credit the amount to the owner as of the Valuation Day of our receipt of the amount. You may realize a loss if the unit value on the Valuation Day we credit the amount back to your account has increased since the original date of your transfer.

We apply our policies and procedures without exception, waiver, or special arrangement.

Dollar Cost Averaging Program

The Dollar Cost Averaging program permits you to systematically transfer on a monthly or quarterly basis a set dollar amount from the Subaccount investing in the Goldman Sachs Variable Insurance Trust — Government Money Market Fund and/or the Guarantee Account to any combination of other Subaccounts (as long as the total number of Subaccounts used does not exceed the maximum number allowed under the contract). The Dollar Cost Averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase Accumulation Units when their value is low as well as when it is high. Dollar Cost Averaging does not assure a profit or protect against a loss.

You may participate in the Dollar Cost Averaging program:

(1)	by electing it on your application;

(2)	by contacting an authorized sales representative; or

(3)	by calling us at (800) 352-9910.

To use the program, you must transfer at least $100 from the Subaccount investing in the Goldman Sachs Variable Insurance Trust — Government Money Market Fund and/or interest rate guarantee period with each transfer.

The Dollar Cost Averaging program will begin 30 days after we receive all required forms with your instructions and any necessary purchase payment, unless we allow an earlier date. We will discontinue your participation in the Dollar Cost Averaging program:

•	on the business day we receive your request to discontinue the program in writing or by telephone (assuming we have your telephone authorization form on file); or

•	when the assets in the Subaccount investing in the Goldman Sachs Variable Insurance Trust — Government Money Market Fund and/or interest rate guarantee period from which transfers are being made are depleted.

If you Dollar Cost Average from the Guarantee Account, we reserve the right to determine the amount of each automatic transfer. We reserve the right to transfer any remaining portion of an allocation used for Dollar Cost Averaging to a new guarantee period upon termination of the Dollar Cost Averaging program for that allocation. You may not transfer from one interest rate guarantee period to another interest rate guarantee period.

We also reserve the right to credit a higher rate of interest on purchase payments allocated to the Guarantee Account that participate in the Dollar Cost Averaging program. We refer to this higher rate of interest as Enhanced Dollar Cost Averaging. Please refer to your contract data pages or call us at (800) 352-9910 for information about the availability of the Dollar Cost Averaging program or the Enhanced Dollar Cost Averaging program under your contract. If you terminate the Dollar Cost Averaging program prior to the depletion of assets from the Guarantee Account, we have the right to credit the remaining assets in the Guarantee Account the current interest rate being credited to all other Guarantee Account assets not participating in the Enhanced Dollar Cost Averaging program as of that Valuation Day. In addition, for contracts issued on or after the later of September 2, 2003, or the date on which state insurance authorities approve applicable contract modifications, if you terminate your Dollar Cost Averaging program prior to the depletion of assets in the Guarantee Account, we may limit the amount that may be allocated to the Guarantee Account. If we exercise this right, we guarantee that the amount limited will be the same as the amount limited for those contracts not participating in a Dollar Cost Averaging program as of the date you terminate your Dollar Cost Averaging program.

There is no additional charge for Dollar Cost Averaging. A transfer under this program is not a transfer for purposes of assessing a transfer charge or calculating the minimum number of transfers we may allow in a calendar year.

We may, from time to time, offer various Dollar Cost Averaging programs. We reserve the right to discontinue new Dollar Cost Averaging programs or to modify such programs at any time and for any reason. We also reserve the right to prohibit simultaneous Dollar Cost Averaging and Systematic Withdrawals.

Dollar Cost Averaging is not available if you have elected one of the Payment Protection Rider Options or one of the Guaranteed Minimum Withdrawal Benefit Rider Options and you are allocating assets in accordance with the prescribed Investment Strategy. If you have elected Lifetime Income Plus 2008, Lifetime Income Plus Solution or Payment Optimizer Plus, you can, however, participate in the Defined Dollar Cost Averaging program, as described below.

Owners considering participating in a Dollar Cost Averaging program should call (800) 352-9910 to verify the availability of Dollar Cost Averaging.

Defined Dollar Cost Averaging Program

The Defined Dollar Cost Averaging program permits you to systematically transfer a fixed dollar amount on a monthly basis for twelve months from the Subaccount investing in the Goldman Sachs Variable Insurance Trust — Government Money Market Fund to an Asset Allocation Model or, if you have elected Lifetime Income Plus 2008, Lifetime Income Plus Solution or Payment Optimizer Plus, from the Designated Subaccount investing in the Goldman Sachs Variable Insurance Trust — Government Money Market Fund to one of the other available Investment Strategy options. The Dollar Cost Averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase Accumulation Units when their value is low as well as when it is high. Dollar Cost Averaging does not assure a profit or protect against a loss.

You may participate in the Defined Dollar Cost Averaging program only if you elect it when you apply for the contract. To use the program, you must transfer at least $100 from the Subaccount (or Designated Subaccount) investing in the Goldman Sachs Variable Insurance Trust — Government Money Market Fund. If elected at application, the Defined Dollar Cost Averaging program will begin 30 days after the Contract Date. You may accelerate the amount you transfer. You may also terminate the program at any time.

We will discontinue your participation in the Defined Dollar Cost Averaging program at the first instance of one of the following events:

(1)	on the business day we receive your request to discontinue the program in writing or by telephone (assuming we have your telephone authorization form on file);

(2)	when the assets in the Subaccount (or Designated Subaccount) investing in the Goldman Sachs Variable Insurance Trust — Government Money Market Fund are depleted; or

(3)	at the end of the twelfth month following the Contract Date.

Upon termination of the program, any remaining assets in the Subaccount (or Designated Subaccount) investing in the Goldman Sachs Variable Insurance Trust — Government Money Market Fund will be transferred to the specified Asset Allocation Model or Investment Strategy option.

There is no additional charge to participate in the Defined Dollar Cost Averaging program. A transfer under this program is not a transfer for purposes of assessing a transfer charge or for calculating the maximum number of transfers we may allow in a calendar year. Any withdrawals taken from your contract while the Defined Dollar Cost Averaging program is in effect will be applied on a pro rata basis from all investments, including the Goldman Sachs Variable Insurance Trust — Government Money Market Fund. If you request a withdrawal from a specific Portfolio, however, we will terminate your Defined Dollar Cost Averaging program and treat the transfer as a transfer for purposes of assessing a transfer charge or for calculating the maximum number of transfers we may allow in a calendar year.

We reserve the right to discontinue the Defined Dollar Cost Averaging program or to modify the program at any time and for any reason.

Portfolio Rebalancing Program

Once your purchase payment has been allocated among the Subaccounts, the performance of each Subaccount may cause your allocation to shift. You may instruct us to automatically rebalance on a quarterly, semi-annual or annual basis your assets among the Subaccounts to return to the percentages specified in your allocation instructions. Your percentage allocations must be in whole percentages. The program does not include allocations to the Guarantee Account. You may elect to participate in the Portfolio Rebalancing program at any time by submitting a completed Portfolio Rebalancing form to our Home Office. You may not participate in the Portfolio Rebalancing program if you have elected one of the Payment Protection Rider Options or one of the Guaranteed Minimum Withdrawal Benefit Rider Options and you are allocating assets in accordance with the prescribed Investment Strategy.

Subsequent changes to your percentage allocations may be made at any time by written or telephone instructions to our Home Office. Once elected, Portfolio Rebalancing remains in effect from the date we receive your written request until you instruct us to discontinue Portfolio Rebalancing. There is no additional charge for using Portfolio Rebalancing, and we do not consider Portfolio Rebalancing a transfer for purposes of assessing a transfer charge or calculating the maximum number of transfers permitted in a calendar year. We reserve the right to discontinue or modify the Portfolio Rebalancing program at any time and for any reason. We also reserve the right to exclude specific Subaccounts from Portfolio Rebalancing. We will discontinue your participation in Portfolio Rebalancing if:

•	you elected one of the Payment Protection Rider Options, or one of the Guaranteed Minimum Withdrawal Benefit Rider Options at the time of application; and

•	you reset your benefit by reallocating assets in accordance with a prescribed Investment Strategy following a period of allocating assets outside of the prescribed Investment Strategy.

We will discontinue your participation as of the Valuation Day the reset occurs. Portfolio Rebalancing does not guarantee a profit or protect against a loss.

Guarantee Account Interest Sweep Program

You may instruct us to transfer interest earned on your assets in the Guarantee Account (if available) to the Subaccounts to which you are allocating purchase payments, in accordance with your allocation instructions in effect on the date of the transfer any time before the Annuity Commencement Date. You must specify the frequency of the transfers (either monthly, quarterly, semi-annually, or annually).

The minimum amount in the Guarantee Account required to elect this option is $1,000, but may be reduced at our discretion. The transfers under this program will take place on the last calendar day of each period.

You may participate in the interest sweep program at the same time you participate in either the Dollar Cost Averaging program or the Portfolio Rebalancing program. If any interest sweep transfer is scheduled for the same day as a Portfolio Rebalancing transfer, we will process the interest sweep transfer first.

We may limit the amount you may transfer from the Guarantee Account to the Subaccounts for any particular allocation. See the “Transfers” provision of this prospectus. We will not process an interest sweep transfer if that transfer would exceed the amount permitted to be transferred.

You may cancel your participation in the interest sweep program at any time by writing or calling our Home Office at the address or telephone number listed on page 1 of this prospectus. We will automatically cancel your participation in the program if your assets in the Guarantee Account are less than $1,000 or such lower amount as we may determine. You may not participate in the Guarantee Account Interest Sweep program if you have elected one of the Payment Protection Rider Options or one of the Guaranteed Minimum Withdrawal Benefit Rider Options and you are allocating assets in accordance with the prescribed Investment Strategy. We will discontinue your participation in the Guarantee Account Interest Sweep program if:

•	you elected one of the Payment Protection Rider Options or one of the Guaranteed Minimum Withdrawal Benefit Rider Options at the time of application; and

•	you reset your benefit by reallocating assets in accordance with a prescribed Investment Strategy following a period of allocating assets outside the prescribed Investment Strategy.

There is no additional charge for the interest sweep program. We do not consider interest sweep transfers a transfer for purposes of assessing a transfer charge or for calculating the maximum number of transfers permitted in a calendar year. The interest sweep program does not assure a profit or protect against a loss.

SURRENDERS AND PARTIAL WITHDRAWALS

Surrenders and Partial Withdrawals

We will allow you to surrender your contract or to withdraw a portion of your Contract Value at any time before the Annuity Commencement Date upon your written request, subject to the conditions discussed below.

We will not permit a partial withdrawal that is less than $100 or a partial withdrawal that would reduce your Contract Value to less than $1,000. If your partial withdrawal request would reduce your Contract Value to less than $1,000, we will surrender your contract in full. Other restrictions may apply to Qualified Contracts.

The amount payable on surrender of the contract is the Surrender Value at the end of the Valuation Period during which we receive the request. The Surrender Value equals:

(1)	the Contract Value (after deduction of any charge for the optional rider(s) and annual contract charge, if applicable) on the Valuation Day we receive a request for surrender; less

(2)	any applicable surrender charge; less

(3)	any applicable premium tax.

We may pay the Surrender Value in a lump sum or under one of the Optional Payment Plans specified in the contract, based on your instructions.

If you are taking a partial withdrawal, you may indicate, in writing, electronically, or by calling our Home Office, from which Subaccounts or interest rate guarantee periods we are to take your partial withdrawal. If you do not so specify, we will deduct the amount of the partial withdrawal first from the Subaccounts (excluding the GIS Subaccount(s) if Guaranteed Income Advantage is elected at the time of application) on a pro-rata basis, in proportion to your assets in the Separate Account. We will deduct any remaining amount from the Guarantee Account. We will take deductions from the Guarantee Account from the amounts (including any interest credited to such amounts) which have been in the Guarantee Account for the longest period of time. If you elect one of the Payment Protection Rider Options or one of the Guaranteed Minimum Withdrawal Benefit Rider Options and take a partial withdrawal, we will rebalance the Contract Value to the Subaccounts in accordance with the allocation of Contract Value in effect prior to the partial withdrawal, unless you instruct us otherwise. If, after a partial withdrawal and such instructions, your Contract Value is not allocated in accordance with the prescribed Investment Strategy, the benefit you receive under the rider may be reduced. Contract owners that own Lifetime Income Plus 2008 or Lifetime Income Plus Solution must always allocate assets in accordance with the Investment Strategy. If Guaranteed Income Advantage is elected at the time of application, withdrawals will then be deducted from the GIS Subaccount(s) from the segment that has been in effect for the shortest period of time.

A Portfolio may impose a redemption charge. The charge is retained by or paid to the Portfolio. The charge is not retained by or paid to us. The redemption charge may affect the number and/or value of Accumulation Units withdrawn from the Subaccount that invests in that Portfolio and may affect Contract Value. When taking a partial surrender, any applicable surrender charges and/or applicable premium tax will be taken from the amount surrendered, unless otherwise requested.

We will delay making a payment if:

(1)	the disposal or valuation of the Separate Account’s assets is not reasonably practicable because the New York Stock Exchange is closed;

(2)	on nationally recognized holidays, trading is restricted by the New York Stock Exchange;

(3)	an emergency exists making the disposal or valuation of securities held in the Separate Account impracticable; or

(4)	the SEC by order permits postponement of payment to protect our owners.

Rules and regulations of the SEC will govern as to when the conditions described in (3) and (4) above exist. If we are closed on days when the New York Stock Exchange is open, Contract Value may be affected since owners will not have access to their account.

For contracts issued on or after the later of September 2, 2003, or the date on which state insurance authorities approve applicable contract modifications, partial withdrawals from the Subaccounts may further reduce or restrict the amount that may be allocated to the Guarantee Account. See “The Guarantee Account” provision of this prospectus.

Please remember that partial withdrawals (including partial withdrawals immediately allocated to a Scheduled Purchase Payment Variable Deferred Annuity through an approved Annuity Cross Funding Program, as well as partial withdrawals taken pursuant to the terms of a Guaranteed Minimum Withdrawal Benefit Option) will reduce your death benefit by the proportion that the partial withdrawal (including any applicable surrender charges and premium taxes assessed) reduces your Contract Value. See the “Death of Owner and/or Annuitant” provision of this prospectus.

Partial withdrawals and surrenders may also be subject to income tax and, if taken prior to age 59 1⁄2, a 10% additional IRS penalty tax. See the “Tax Matters” provision of this prospectus.

Restrictions on Distributions from Certain Contracts

Under Code Section 403(b) tax sheltered annuities, distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1⁄2, severance from employment, death or disability. Salary reduction contributions (and, effective for plan years beginning in January 1, 2024, qualified nonelective contributions, qualified matching contributions, and earnings attributable to such amounts) may also be distributed upon hardship, but would generally be subject to penalties. For contracts issued after 2008, amounts attributable to nonelective contributions may be subject to distribution restrictions specified in the employer’s Section 403(b) plan.

If your contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program to withdraw their interest in a variable annuity contract issued under the Texas Optional Retirement Program only upon:

(1)	termination of employment in the Texas public institutions of higher education;

(2)	retirement;

(3)	death; or

(4)	the participant’s attainment of age 70 1⁄2.

If your contract is issued to a Texas Optional Retirement Plan, you must furnish us proof that one of these four events has occurred before we distribute any amounts from your contract.

Systematic Withdrawal Program

The Systematic Withdrawal program allows you to take Systematic Withdrawals of a specified dollar amount (in equal installments of at least $100) on a monthly, quarterly, semi-annual or annual basis. Your payments can begin at any time after 30 days from the date your contract is issued (unless we allow an earlier date). To participate in the program, your Contract Value must initially be at least $5,000 and you must submit a completed Systematic Withdrawal form to our Home Office. You can obtain the form from our Home Office.

Your Systematic Withdrawals in a contract year may not exceed the amount which is not subject to a surrender charge. See the “Surrender Charge” provision of this prospectus. We will deduct the Systematic Withdrawal amounts first from any gain in the contract and then from purchase payments made. You may provide specific instructions as to the Subaccounts (excluding the GIS Subaccount(s) if Guaranteed Income Advantage is elected at the time of application) and/or interest rate guarantee periods from which we are to take the Systematic Withdrawals. If you have not provided specific instructions, or if your specific instructions cannot be carried out, we will process the withdrawals by cancelling Accumulation Units on a pro-rata basis from all of the Subaccounts (excluding the GIS Subaccount(s) if Guaranteed Income Advantage is elected at the time of application) in which you have an interest. To the extent that your assets in the Separate Account are not sufficient to accomplish the withdrawal, we will take the withdrawal from any assets you have in the Guarantee Account. We will take deductions from the Guarantee Account from the amounts (including interest credited to such amounts) that have been in the Guarantee Account for the longest period of time. If Guaranteed Income Advantage is elected at the time of application, any remaining amounts will be taken from the GIS Subaccount(s) from the segment that has been in effect for the shortest period of time.

After your Systematic Withdrawals begin, you may change the frequency and/or amount of your payments, subject to the following:

•	you may request only one such change in a calendar quarter; and

•	if you did not elect the maximum amount you could withdraw under this program at the time you elected the current series of Systematic Withdrawals, then you may increase the remaining payments up to the maximum amount.

A Systematic Withdrawal program will terminate automatically when a Systematic Withdrawal would cause the remaining Contract Value to be less than $1,000. If a Systematic Withdrawal would cause the Contract Value to be less than $1,000, then we will not process that Systematic Withdrawal transaction. If any of your Systematic Withdrawals would be or become less than $100, we reserve the right to reduce the frequency of payments to an interval that would result in each payment being at least $100. You may discontinue Systematic Withdrawals at any time by notifying us in writing at our Home Office or by telephone. You may request that we pay any remaining payments in a lump sum. See the “Requesting Payments” provision of this prospectus.

Each Systematic Withdrawal is subject to federal income taxes on any portion considered gain for tax purposes. In addition, you may be assessed a 10% IRS penalty tax on Systematic Withdrawals if you are under age 59 1⁄2 at the time of the withdrawal.

Both partial withdrawals at your specific request and withdrawals under a Systematic Withdrawal program will count toward the limit of the amount that you may withdraw in any contract year free of any surrender charges under the free withdrawal privilege. See the “Surrender Charge” provision of this prospectus. In addition, if you elect one of the Guaranteed Minimum Withdrawal Benefit Rider Options, partial withdrawals and withdrawals under a Systematic Withdrawal program may reduce the amount of the guaranteed minimum withdrawal benefit you are eligible to receive under the terms of the rider. See the “Guaranteed Minimum Withdrawal Benefit Rider Options” provision below. Your Systematic Withdrawal amount may be affected if you take an additional partial withdrawal.

Systematic Withdrawals (including any Systematic Withdrawal immediately allocated to a Scheduled Purchase Payment Variable Deferred Annuity through an approved Annuity Cross Funding Program, as well as partial withdrawals taken pursuant to the terms of a Guaranteed Minimum Withdrawal Benefit Option) will reduce your death benefit by the proportion that each Systematic Withdrawal (including any applicable surrender charges and premium taxes assessed) reduces your Contract Value. See the “Death of Owner and/or Annuitant” provision of this prospectus.

For contracts issued on or after September 2, 2003, or the date on which state insurance authorities approve applicable contract modifications, taking systematic withdrawals from the Subaccounts may further reduce or restrict the amount that may be allocated to the Guarantee Account (see “The Guarantee Account” provision of this prospectus).

There is no charge for participation in the Systematic Withdrawal program, however, we reserve the right to prohibit participation in Systematic Withdrawal and Dollar Cost Averaging programs at the same time. We also reserve the right to discontinue and/or modify the Systematic Withdrawal program upon 30 days written notice to owners.

Guaranteed Minimum Withdrawal Benefit Rider Options

We designed the Guaranteed Minimum Withdrawal Benefit Rider Options to protect you from outliving your Contract Value by providing for a guaranteed minimum withdrawal benefit that is not affected by the market performance of the Subaccounts in which your assets are allocated. Prior to the Annuity Commencement Date, if you meet the conditions of the respective rider, as discussed more fully below, you will be eligible to make these guaranteed withdrawals for the life of your contract. These Guaranteed Minimum Withdrawal Benefit Rider Options are discussed in separate sections below.

Because this contract is no longer offered and sold, none of the Guaranteed Minimum Withdrawal Benefit Rider Options are available to purchase under the contract.

Lifetime Income Plus Solution

Lifetime Income Plus Solution provides guaranteed withdrawals for the life of the Annuitant(s), with upside potential, provided you meet certain conditions. First, you must allocate all purchase payments and Contract Value to the prescribed Investment Strategy. You must also limit total Gross Withdrawals in each Benefit Year to an amount no greater than the Withdrawal Limit. Then, you will be eligible to receive total Gross Withdrawals in each Benefit Year equal to the Withdrawal Limit until the last death of an Annuitant.

You may purchase Lifetime Income Plus Solution with or without the Principal Protection Death Benefit. The Principal Protection Death Benefit is a feature available only with Lifetime Income Plus Solution. It cannot be elected separately from Lifetime Income Plus Solution. We assess a charge for the guaranteed minimum withdrawal benefit provided by the rider. If you purchase Lifetime Income Plus Solution with the Principal Protection Death Benefit, a charge will be assessed for the Principal Protection Death Benefit that is in addition to the charge for the guaranteed minimum withdrawal benefit under the rider.

The guaranteed minimum withdrawal benefit provided under the rider may be reduced or lost based on the withdrawals you take from the contract. For example, your guaranteed minimum withdrawal benefit will be reduced if you take excess withdrawals in a Benefit Year. See the “Impact of Withdrawals” provision below. You will also lose the guaranteed minimum withdrawal benefit if you annuitize or surrender the contract or if you elect to terminate the rider on any contract anniversary on or after the fifth contract anniversary. In addition, you will no longer receive lifetime payments of your guaranteed minimum withdrawal benefit if (i)(a) after a withdrawal, your Contract Value is less than the amount required to keep your contract in effect or (b) your Contract Value is reduced to $100 and (ii) your Withdrawal Limit is less than $100. Instead, you could receive, at least, a lump sum equal to the present value of future lifetime payments in the amount of the Withdrawal Limit.

The Principal Protection Death Benefit provided under the rider, if elected, will be reduced and may be lost based on withdrawals you take from the contract. You will also lose the Principal Protection Death Benefit if you annuitize or surrender the contract or if you elect to terminate the rider.

Because this contract is no longer offered and sold, Lifetime Income Plus Solution and the Principal Protection Death Benefit are no longer available to purchase under the contract.

References to Lifetime Income Plus Solution include a rider issued with or without the Principal Protection Death Benefit, as applicable, unless stated otherwise.

Effective May 1, 2014, you may request to terminate this rider (without terminating the contract) on any business day.

Investment Strategy for Lifetime Income Plus Solution. In order to receive the full benefit provided by Lifetime Income Plus Solution, you must invest all purchase payments and allocations in accordance with a prescribed Investment Strategy.

Investment Strategies may change from time to time. You may allocate your assets in accordance with your Investment Strategy prescribed at the time the contract was issued, or in accordance with the Investment Strategy in effect at the time you reset your benefit. Therefore, you may have assets allocated to an Investment Strategy that is different than the Investment Strategy described in this prospectus. Your ability to choose different Investment Strategies is limited, as described below.

The Investment Strategy includes Designated Subaccounts and five of the Asset Allocation Models (Asset Allocation Models A, B, C and D and the Build Your Own Asset Allocation Model). Under this Investment Strategy, contract owners may allocate assets to either one of the four available Asset Allocation Models or to one or more Designated Subaccounts or to the Build Your Own Asset Allocation Model. Contract owners, however, may elect to participate in the Defined Dollar Cost Averaging program, which permits the owner to systematically transfer a fixed dollar amount on a monthly basis for twelve months from the Designated Subaccount investing in the Goldman Sachs Variable Insurance Trust — Government Money Market Fund to one of the available Investment Strategy options. The Designated Subaccount investing in the Goldman Sachs Variable Insurance Trust — Government Money Market Fund is only available as part of the Defined Dollar Cost Averaging program. For more information about the Defined Dollar Cost Averaging program, the Asset Allocation Models and the Subaccounts comprising each of the Asset Allocation Models and the Designated Subaccounts, please see the “Defined Dollar Cost Averaging Program,” “Subaccounts” and “Asset Allocation Program” provisions of this prospectus.

On a monthly basis, we will rebalance your Contract Value to the Subaccounts in accordance with the percentages that you have chosen to invest in the Designated Subaccounts or the Build Your Own Asset Allocation Model or in accordance with the allocations that comprise the applicable Asset Allocation Model. In addition, we will also rebalance your Contract Value on any Valuation Day after any transaction involving a withdrawal, receipt of a purchase payment or a transfer of Contract Value, unless you instruct us otherwise. If you are participating in the Defined Dollar Cost Averaging program, rebalancing will not affect the assets allocated to the Designated Subaccount investing in the Goldman Sachs Variable Insurance Trust — Government Money Market Fund. Your allocation instructions must always comply with the Investment Strategy.

Shares of a Portfolio may become unavailable under the contract for new purchase payments, transfers and asset rebalancing. As a result, shares of a Portfolio may also become unavailable under your Investment Strategy. Investment Strategies may be modified to respond to such events by removing unavailable Portfolios and adding new Portfolios as appropriate. Because such changes may affect your allocation instructions, you will need to provide updated allocation instructions to comply with the modified Investment Strategy. If you do not provide updated allocation instructions, any subsequent purchase payments or transfers requesting payment to an unavailable Portfolio will be considered not in good order. Assets will remain invested as allocated at the time the Portfolio became unavailable, except in a situation where the affected Portfolio is removed. In that case, the assets that were invested in the removed Portfolio will be invested in a new Portfolio consistent with SEC precedent (appropriate no-action relief, substitution order, etc.), unless you are invested in the Build Your Own Asset Allocation Model. If you are invested in the Build Your Own Asset Allocation Model, all of the assets you have invested in the Build Your Own Asset Allocation Model will be moved from the Model to Asset Allocation Model C.

Your assets will remain in Asset Allocation Model C, and any subsequent purchase payments or transfer requests will be applied accordingly. You will need to provide us with updated allocation instructions if you want to invest in the Build Your Own Asset Allocation Model or another available Investment Strategy option.

Periodic rebalancing to unavailable Portfolios will cease until we receive updated allocation instructions that comply with the modified Investment Strategy.

The current Investment Strategy for Lifetime Income Plus Solution is as follows:

(1)	owners may allocate assets to the following Designated Subaccounts:

AB Variable Products Series Fund, Inc. — AB VPS Balanced Hedged Allocation Portfolio — Class B;

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) — Invesco V.I. Equity and Income Fund — Series II shares;

BlackRock Variable Series Funds, Inc. — BlackRock Global Allocation V.I. Fund — Class III Shares;

Fidelity Variable Insurance Products Fund — VIP Balanced Portfolio — Service Class 2;

Janus Aspen Series — Janus Henderson Balanced Portfolio — Service Shares;

MFS® Variable Insurance Trust — MFS® Total Return Series — Service Class Shares; and/or

State Street Variable Insurance Series Funds, Inc. — Total Return V.I.S. Fund — Class 3 Shares;

OR

(2)	owners may allocate assets to Asset Allocation Model A, B, C or D;

OR

(3)	owners may allocate assets to the Build Your Own Asset Allocation Model.

Contract owners may elect to participate in the Defined Dollar Cost Averaging program when they apply for the contract.

Defined Dollar Cost Averaging permits the owner to systematically transfer a fixed dollar amount on a monthly basis for twelve months from the Designated Subaccount investing in the Goldman Sachs Variable Insurance Trust — Government Money Market Fund to one of the available Investment Strategy options. The Designated Subaccount investing in the Goldman Sachs Variable Insurance Trust — Government Money Market Fund is only available as part of the Defined Dollar Cost Averaging program.

Withdrawal Limit. The Withdrawal Limit is calculated on each Valuation Day. The Withdrawal Limit is the benefit base multiplied by the Withdrawal Factor. The Withdrawal Factor percentages will be provided in your contract.

The Withdrawal Factor is based on the age of the younger Annuitant. The Withdrawal Factor will be fixed on the earlier of the Valuation Day of the first withdrawal and the Valuation Day when the Contract Value is reduced to $100.

Benefit Base. The benefit base is an amount used to establish the Withdrawal Limit. The benefit base on the Contract Date is equal to the initial purchase payment. On each Valuation Day, the benefit base is the greatest of the Purchase Payment Benefit Amount, the Roll-Up Value and the Maximum Anniversary Value. The benefit base may change as a result of a purchase payment, withdrawal, or reset as described below.

Purchase Payments. Any purchase payment applied to your contract will adjust your Purchase Payment Benefit Amount and Principal Protection Death Benefit (if applicable), and may adjust your Roll-Up Value as described in the “Roll-Up Value” provision below. You must allocate all purchase payments and Contract Value to the Investment Strategy at all times.

We reserve the right to not adjust the Purchase Payment Benefit Amount, Principal Protection Death Benefit (if applicable), and/or the Roll-Up Value for any subsequent purchase payments. Please see the “Important Note” provision below.

Purchase Payment Benefit Amount. The Purchase Payment Benefit Amount will equal your purchase payments unless adjusted as described in this provision.

If no withdrawals are taken prior to the later of the tenth anniversary of the Contract Date and the date the older Annuitant turns age 65, your Purchase Payment Benefit Amount will equal the sum of (a) plus (b), where:

(a)	is 200% of purchase payments made in the first contract year; and

(b)	is purchase payments received after the first contract year.

On any Valuation Day you make a Gross Withdrawal, if that Gross Withdrawal plus all prior Gross Withdrawals within that Benefit Year is in excess of the Withdrawal Limit, your Purchase Payments Benefit Amount will be reduced on a pro-rata basis by the excess amount as described in the “Impact of Withdrawals” provision below.

Roll-Up Value. Your Roll-Up Value on the Contract Date is equal to the amount of your initial purchase payment. We will increase your Roll-Up Value on each day. The new Roll-Up Value is equal to the sum of (a) and (b), multiplied by (c), where:

(a)	is the Roll-Up Value on the prior day;

(b)	is any purchase payment(s) made on the prior Valuation Day; and

(c)	is the daily roll-up factor, as shown in your contract.

On each contract anniversary, if the Maximum Anniversary Value is greater than the current Roll-Up Value, the Roll-Up Value will be increased to the Maximum Anniversary Value. If this day is not a Valuation Day, this adjustment will occur on the next Valuation Day. The Roll-Up Value will continue to increase until the date of the first withdrawal or the later of the tenth anniversary of the Contract Date and the date the older Annuitant turns age 65. The Roll-Up Value will not increase after this date.

On any Valuation Day you make a Gross Withdrawal, if that Gross Withdrawal plus all prior Gross Withdrawals within that Benefit Year is in excess of the Withdrawal Limit, your Roll-Up Value will be reduced on a pro-rata basis by the excess amount as described in the “Impact of Withdrawals” provision below. The Roll-Up Value will not increase after this date.

Maximum Anniversary Value and Reset. The Maximum Anniversary Value on the Contract Date is equal to the initial purchase payment. On each contract anniversary, if the Contract Value is greater than the current Maximum Anniversary Value, the Maximum Anniversary Value will be increased to the Contract Value. If this day is not a Valuation Day, this reset will occur on the next Valuation Day.

On any Valuation Day you make a Gross Withdrawal, if that Gross Withdrawal plus all prior Gross Withdrawals within that Benefit Year is in excess of the Withdrawal Limit, your Maximum Anniversary Value will be reduced on a pro-rata basis by the excess amount as described in the “Impact of Withdrawals” provision below.

On the Valuation Day we reset your Maximum Anniversary Value, we will reset the Investment Strategy to the current Investment Strategy and reset the charges for this rider. Effective on and after December 3, 2012, the charge for Lifetime Income Plus Solution increased, on an annual basis, to 1.25% upon reset of the Maximum Anniversary Value. The rider charge increase applies to both single and joint annuitant contracts regardless of the date the contract was issued. If you are potentially impacted, you will receive written notice in advance of your contract anniversary informing you of your options as well as a discussion of certain circumstances in which a reset would not be in your best interest. If your rider is scheduled to automatically reset, you will have the opportunity to opt-out of the automatic reset and resulting rider charge increase. If you have to request a manual reset, you will have the opportunity to reset and, if you reset, incur the higher rider charge. We reserve the right to discontinue sending written notice of the potential impact of a reset after we send you the first notice.

As noted, if there is an automatic reset, your Maximum Anniversary Value will be increased to your Contract Value. However, the Maximum Anniversary Value is just one element used to determine your Benefit Base which is in turn used to calculate your Withdrawal Limit. The Benefit Base is the greatest of the Maximum Anniversary Value, Purchase Payment Benefit Amount and the Roll-Up Value. If your Maximum Anniversary Value resets but your Roll-Up Value or Purchase Payment Benefit Amount is higher than your Maximum Anniversary Value on the date of reset, the Roll-Up Value or Purchase Payment Benefit Amount will be used to determine your Benefit Base, but you will be assessed a rider charge of 1.25% because of the reset of the Maximum Anniversary Value. In this circumstance, if your rider fee was less than 1.25% before the reset, you will pay a higher rider fee for a benefit that you would have received even without the reset.

For Lifetime Income Plus Solution without the Principal Protection Death Benefit, the new charges, which may be higher than your previous charges, will never exceed 2.00% of the benefit base. For Lifetime Income Plus Solution with the Principal Protection Death Benefit, the new charges, which may be higher than your previous charges, will never exceed 2.00% of the benefit base plus 0.50% of the value of the Principal Protection Death Benefit. Resets will occur automatically unless such automatic resets are or have been terminated.

Any change to the charges or to the required Investment Strategy for this rider will be communicated to you in writing prior to the contract anniversary date. Upon reset, these changes will apply. The reset provision is not available on or after the latest permitted Annuity Commencement Date.

Automatic resets will continue until and unless:

(a)	the owner (or owners) submits a written request to our Home Office to terminate automatic resets (such a request must be received at least 15 days prior to the contract anniversary date);

(b)	the Investment Strategy changes, allocations are affected, and we do not receive confirmation of new allocations from you at our Home Office;

(c)	income payments begin via annuitization; or

(d)	ownership of the contract changes.

If automatic resets have terminated, you may later reinstate automatic resets for any future contract anniversary by submitting a written request to do so; provided you are following the Investment Strategy and income payments have not begun.

Please note that an automatic reset will occur on a contract anniversary if Contract Value is even nominally higher than the Maximum Anniversary Value (e.g., as little as $1.00 or even $0.01 higher) and, therefore, an automatic reset may not be in your best interest because: (i) the charges for this rider may be higher than your previous charges and (ii) the Investment Strategy will be reset to the current Investment Strategy (the Investment Strategy offered on the reset date). Please carefully consider the impact of automatic resets when you elect Lifetime Income Plus Solution and while the rider is in effect. As indicated above, you may terminate the automatic reset feature of the rider at any time by submitting a written request to us at our Home Office at least 15 days prior to the contract anniversary date.

Important Note. We reserve the right to not adjust the Purchase Payment Benefit Amount, Principal Protection Death Benefit (if applicable), and/or Roll-Up Value for any subsequent purchase payments received. As a result, it is possible that you would not be able to make subsequent purchase payments after the initial purchase payment to take advantage of the benefits provided by Lifetime Income Plus Solution that would be associated with such additional purchase payments. Before making purchase payments that do not increase the Purchase Payment Benefit Amount, Principal Protection Death Benefit (if applicable) or Roll-Up Value, you should consider that: (i) the guaranteed amounts provided by the Purchase Payment Benefit Amount, Principal Protection Death Benefit (if applicable) and Roll-Up Value will not include such purchase payments; and (ii) this rider may not make sense for you if you intend to make subsequent purchase payments that will not increase the Purchase Payment Benefit Amount, Principal Protection Death Benefit (if applicable) and Roll-Up Value.

Impact of Withdrawals. If a Gross Withdrawal plus all prior Gross Withdrawals within a Benefit Year is in excess of the Withdrawal Limit, your Purchase Payment Benefit Amount, Principal Protection Death Benefit (if applicable), Roll-Up Value, and Maximum Anniversary Value will be recalculated to reflect a pro-rata reduction for each dollar that is in excess of your Withdrawal Limit. Your new Purchase Payment Benefit Amount, Principal Protection Death Benefit (if applicable), Roll-Up Value and Maximum Anniversary Value after such a withdrawal will be calculated by multiplying each of (a) by (b), divided by (c), where:

(a)	is the Purchase Payment Benefit Amount, Principal Protection Death Benefit (if applicable), Roll-Up Value and Maximum Anniversary Value before the Gross Withdrawal;

(b)	is the Contract Value after the Gross Withdrawal; and

(c)	is the Contract Value before the Gross Withdrawal reduced by any remaining Withdrawal Limit.

For purposes of (c) above, “any remaining Withdrawal Limit” is the Gross Withdrawal that could have been taken without exceeding the Withdrawal Limit.

When requesting an excess withdrawal, we will attempt to contact you or your representative to confirm that you understand the implications of the excess withdrawal and would like to proceed with the request.

If the total Gross Withdrawals in a Benefit Year are less than or equal to the Withdrawal Limit, we will waive any surrender charge on the Gross Withdrawal.

The Withdrawal Limit will be increased for any Benefit Year to the extent necessary to meet any minimum distribution requirements based on life expectancy under federal tax law. This increase applies only to the required minimum distribution based on the Contract Value for the calendar year ending within the Benefit Year.

You should carefully manage withdrawals because excess withdrawals will have adverse consequences on the benefits provided under Lifetime Income Plus Solution, particularly in down markets. Over the period of time during which you take withdrawals, there is the risk that you may need funds in excess of the Withdrawal Limit and, if you do not have other sources of income available, you may need to take (excess) withdrawals that will reduce your Purchase Payment Benefit Amount, the Principal Protection Death Benefit (if applicable), your Roll-Up Value and your Maximum Anniversary Value (and, consequently, your Withdrawal Limit).

You also should carefully consider when to begin taking withdrawals if you elected Lifetime Income Plus Solution. The longer you wait before beginning to take withdrawals, the higher the Withdrawal Factor will be, which is one of the components used to determine the amount of your Withdrawal Limit. If you delay taking withdrawals too long, however, you may limit the number of years available for you to take withdrawals in the future (due to life expectancy) and you may be paying for a benefit you are not using.

Your Contract Value after taking a withdrawal may be less than the amount required to keep your contract in effect. In this event, or if your Contract Value is reduced to $100, the following will occur:

•	If the Withdrawal Limit is less than $100, we will pay you the greatest of the following:

(a)	the Contract Value;

(b)	a lump sum equal to the present value of future lifetime payments in the amount of the Withdrawal Limit calculated using the 2000 Annuity Mortality Table and an interest rate of 3%; and

(c)	the Principal Protection Death Benefit (if applicable).

•	If the Withdrawal Limit is greater than or equal to $100, we will begin income payments. We will make payments of a fixed amount for the life of the Annuitant or, if there are Joint Annuitants, the last surviving Annuitant. The fixed amount payable annually will equal the most recently calculated Withdrawal Limit. We will make payments monthly or on another periodic basis agreed by us. If the monthly amount is less than $100, we will reduce the frequency so that the payment will be at least $100. The Principal Protection Death Benefit (if applicable) will continue under this provision. The Principal Protection Death Benefit will be reduced by each payment. The Principal Protection Death Benefit, if any, will be payable on the death of the last surviving Annuitant.

Principal Protection Death Benefit. You may purchase Lifetime Income Plus Solution with the Principal Protection Death Benefit. The Principal Protection Death Benefit is a feature available only with Lifetime Income Plus Solution. It cannot be elected separately from Lifetime Income Plus Solution.

The Principal Protection Death Benefit is used to determine the death benefit, if any, payable under the contract and rider as described in the “Death Provisions” section below. The Principal Protection Death Benefit on the Contract Date is equal to the initial purchase payment. Purchase payments in a Benefit Year increase the Principal Protection Death Benefit. The Principal Protection Death Benefit, if any, will be payable on the death of the last surviving Annuitant.

Gross Withdrawals in a Benefit Year decrease the Principal Protection Death Benefit. If a Gross Withdrawal plus all prior Gross Withdrawals within a Benefit Year is less than or equal to the Withdrawal Limit, the Principal Protection Death Benefit will be reduced by the Gross Withdrawal. If a Gross Withdrawal plus all prior Gross Withdrawals within a Benefit Year is in excess of the Withdrawal Limit, your Principal Protection Death Benefit will be reduced on a pro-rata basis for each dollar that is in excess of your Withdrawal Limit, as described in the “Impact of Withdrawals” provision above.

At the death of the last surviving Annuitant, a death benefit may be payable under this contract and rider. The amount of any death benefit payable will be the greatest of (a), (b) and (c), where:

(a)	is the death benefit as calculated under the base contract;

(b)	is the Principal Protection Death Benefit (if applicable); and

(c)	is any amount payable by any other optional death benefit rider (if applicable).

Death Provisions. At the death of any Annuitant, a death benefit may be payable under the contract. The death benefit payable, if any, will be paid according to the distribution rules under the contract.

If the designated beneficiary is a surviving spouse who is not an Annuitant, whose age is 45 through 85, and who elects to continue the contract as the new owner, this rider will continue. The Purchase Payment Benefit Amount, Principal Protection Death Benefit (if applicable), Roll-Up Value and Maximum Anniversary Value for the new owner will be the death benefit determined as of the first Valuation Day we receive at our Home Office due proof of death and all required forms. The Withdrawal Factor for the new owner will be based on the age of that owner on the date of the first Gross Withdrawal for that owner.

If the designated beneficiary is a surviving spouse who is an Annuitant and who elects to continue the contract as the owner, this rider will continue. The Purchase Payment Benefit Amount, Principal Protection Death Benefit (if applicable), Roll-Up Value and Maximum Anniversary Value will be the same as it was under the contract for the deceased owner. If no withdrawals were taken prior to the first Valuation Day we receive due proof of death and all required forms at our Home Office, the Withdrawal Factor for the surviving spouse will be established based on the age of the surviving spouse on the date of the first Gross Withdrawal for the surviving spouse. Otherwise, the Withdrawal Factor will continue as it was under the contract for the deceased owner.

If the surviving spouse cannot continue the rider, the rider and the rider charges will terminate. The charges for this rider will be calculated, pro rata, and deducted.

Proceeds that were transferred to the Goldman Sachs Variable Insurance Trust — Government Money Market Fund upon the death of the owner will be reallocated to the Investment Strategy and the asset percentages then in effect at the time of the death of the owner. Such reallocations will not be counted as a transfer for the purpose of the number of transfers allowed under the contract in a calendar year.

Considerations. While the rider is designed to provide life-time withdrawal benefits, these benefits are only guaranteed to the extent you comply with the limits, conditions and restrictions set forth in the contract.

Rider Charge. We assess a charge for the guaranteed minimum withdrawal benefit provided by the rider. The charge for the guaranteed minimum withdrawal benefit is calculated quarterly as a percentage of the benefit base, as defined and determined under the rider, and deducted quarterly from the Contract Value. Please note that, if your benefit base increases, the amount deducted from your Contract Value will increase.

If you purchase Lifetime Income Plus Solution with the Principal Protection Death Benefit, a charge will be assessed for the Principal Protection Death Benefit that is in addition to the charge for the guaranteed minimum withdrawal benefit under the rider. The charge for the Principal Protection Death Benefit is calculated quarterly as a percentage of the value of the Principal Protection Death Benefit, as defined and determined under the rider, and deducted quarterly from the Contract Value. Please note that, if the value of the Principal Protection Death Benefit increases through additional purchase payments, the amount deducted from your Contract Value will increase. The charge for the Principal Protection Death Benefit is higher if any annuitant is age 71 or older at the time of application.

If you reset your benefits under the rider, we will reset the charges for the rider, which may be higher than your previous charges.

For contracts issued with Lifetime Income Plus Solution on or after January 5, 2009 and that have reset their Maximum Anniversary Value on or after December 3, 2012, we currently assess the following charges for the rider, calculated and deducted as described above:

Lifetime Income Plus Solution without the Principal Protection Death Benefit

Single or Joint Annuitant Contract	1.25% of benefit base

Lifetime Income Plus Solution with the Principal Protection Death Benefit — Annuitant Age 45-70

Single or Joint Annuitant Contract	1.25% of benefit base plus 0.20% of value of Principal Protection Death Benefit
Lifetime Income Plus Solution with the Principal Protection Death Benefit — Annuitant Age 71-85

Single or Joint Annuitant Contract	1.25% of benefit base plus 0.50% of value of Principal Protection Death Benefit

For contracts issued with Lifetime Income Plus Solution on or after January 5, 2009 and that have not reset their Maximum Anniversary Value on or after December 3, 2012, we currently assess the following charges for the rider, calculated and deducted as described above:

Lifetime Income Plus Solution without the Principal Protection Death Benefit

Single or Joint Annuitant Contract	0.95% of benefit base

Lifetime Income Plus Solution with the Principal Protection Death Benefit — Annuitant Age 45-70

Single or Joint Annuitant Contract	0.95% of benefit base plus 0.20% of value of Principal Protection Death Benefit

Lifetime Income Plus Solution with the Principal Protection Death Benefit — Annuitant Age 71-85

Single or Joint Annuitant Contract	0.95% of benefit base plus 0.50% of value of Principal Protection Death Benefit

For contracts issued with Lifetime Income Plus Solution before January 5, 2009 and that have reset their Maximum Anniversary Value on or after December 3, 2012, we currently assess the following charges for the rider, calculated and deducted as described above:

Lifetime Income Plus Solution without the Principal Protection Death Benefit

Single or Joint Annuitant Contract	1.25% of benefit base

Lifetime Income Plus Solution with the Principal Protection Death Benefit — Annuitant Age 45-70

Single or Joint Annuitant Contract	1.25% of benefit base plus 0.15% of value of Principal Protection Death Benefit

Lifetime Income Plus Solution with the Principal Protection Death Benefit — Annuitant Age 71-85

Single or Joint Annuitant Contract	1.25% of benefit base plus 0.40% of value of Principal Protection Death Benefit

For contracts issued with Lifetime Income Plus Solution before January 5, 2009 and that have not reset their Maximum Anniversary Value on or after December 3, 2012, we currently assess the following charges for the rider, calculated and deducted as described above:

Lifetime Income Plus Solution without the Principal Protection Death Benefit

Single or Joint Annuitant Contract	0.85% of benefit base

Lifetime Income Plus Solution with the Principal Protection Death Benefit — Annuitant Age 45-70

Single or Joint Annuitant Contract	0.85% of benefit base plus 0.15% of value of Principal Protection Death Benefit

Lifetime Income Plus Solution with the Principal Protection Death Benefit — Annuitant Age 71-85

Single or Joint Annuitant Contract	0.85% of benefit base plus 0.40% of value of Principal Protection Death Benefit

The charges for Lifetime Income Plus Solution without the Principal Protection Death Benefit will never exceed 2.00% of benefit base. The charges for Lifetime Income Plus Solution with the Principal Protection Death Benefit will never exceed 2.00% of benefit base plus 0.50% of the value of the Principal Protection Death Benefit.

On the day the rider and/or the contract terminates, the charges for this rider will be calculated, pro rata, and deducted.

Please note that you will begin paying the rider charge (including the applicable charge associated with the Principal Protection Death Benefit if you have elected that option) as of the date the rider takes effect, even if you do not begin taking withdrawals under the rider for many years, or ever. We will not refund the charges you have paid under the rider if you never choose to take withdrawals and/or if you never receive any payments under the rider; nor will we refund charges if the Principal Protection Death Benefit feature under a contract does not pay out.

When the Rider is Effective

If available, Lifetime Income Plus Solution and the Principal Protection Death Benefit must be elected at application. The rider will remain in effect while the contract is in force and before the Annuity Commencement Date. Effective May 1, 2014, you may request to terminate this rider (without terminating the contract) on any business day. The rider will terminate on the first day of the next quarter as measured from the contract anniversary (i.e., not a calendar quarter). Rider charges will continue from the date of the request to terminate until the date of termination. On the day the rider and/or the contract terminates, the charges for this rider will be calculated, pro rata, and deducted. We are waiving the provision in the rider that limits the ability to terminate the rider to any contract anniversary on or after the fifth contract anniversary. Otherwise this rider and the corresponding charges will terminate on the Annuity Commencement Date. Please note that, upon termination of this rider, you will lose all of the benefits for which you are eligible under the rider, including any guaranteed minimum withdrawal benefits provided by the rider.

At any time before the Annuity Commencement Date, you can elect to annuitize under current annuity rates in lieu of continuing Lifetime Income Plus Solution. This may provide a higher income amount and/or more favorable tax treatment than payments made under this rider.

Change of Ownership

We must approve any assignment or sale of this contract unless the assignment is a court ordered assignment.

General Provisions

For purposes of this rider:

•	A non-natural entity owner must name an Annuitant and may name the Annuitant’s spouse as a Joint Annuitant.

•	An individual owner must also be an Annuitant and may name his or her spouse as a Joint Annuitant at issue.

•	A joint owner must be the owner’s spouse.

•	If you marry after issue, you may add your spouse as a joint owner and Joint Annuitant or as a Joint Annuitant only, subject to our approval.

•	Under federal tax law, all contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

Civil union partners are not permitted to continue the contract without taking required distributions upon the death of an owner. Therefore, even if named a joint owner/Joint Annuitant, a civil union partner will have to take required distributions upon the death of the other joint owner/Joint Annuitant. See the “Distribution Rules” provision of this prospectus. If this situation applies to you, you should consult a tax adviser.

Examples

The following examples show how Lifetime Income Plus Solution works based on hypothetical values. The examples are for illustrative purposes only and are not intended to depict investment performance of the contract and, therefore, should not be relied upon in making a decision to invest in the rider or contract. The examples assume current rider charges for all periods shown. If an owner resets the benefits under the rider, we reset the charges for the rider, which may be higher than the previous charges. Higher rider charges would produce lower values in the examples.

This example assumes:

(1)	the owner, who is also the Annuitant, purchases the contract with $100,000 and elects Lifetime Income Plus Solution without the Principal Protection Death Benefit;

(2)	the owner makes no additional purchase payments;

(3)	the owner is age 55 at issue, waits until after reaching age 65 before taking a withdrawal, and has a Withdrawal Factor of 5.5%;

(4)	the Roll-Up Value increases until age 65 and the Purchase Payment Benefit Amount after the owner turns age 65 equals $200,000 (200% of purchase payments made in the first contract year);

(5)	the contract earns a net return of -2% before rider charges are deducted; and

(6)	the owner dies upon reaching age 90.

Age – End of Year	Contract Value – Beginning of Year	Withdrawals Taken – End of Year	Contract Value – End of Year – After Rider Charges	Purchase Payment Benefit Amount – End of Year	Maximum Anniversary Value – End of Year	Roll-Up Value – End of Year	Benefit Base – End of Year	Death Benefit – End of Year
55	$100,000	$0	$96,713	$100,000	$100,000	$106,000	$106,000	$100,000
56	96,713	0	93,415	100,000	100,000	112,360	112,360	100,000
57	93,415	0	90,101	100,000	100,000	119,102	119,102	100,000
58	90,101	0	86,766	100,000	100,000	126,248	126,248	100,000
59	86,766	0	83,406	100,000	100,000	133,823	133,823	100,000
60	83,406	0	80,016	100,000	100,000	141,852	141,852	100,000
61	80,016	0	76,590	100,000	100,000	150,363	150,363	100,000
62	76,590	0	73,123	100,000	100,000	159,385	159,385	100,000
63	73,123	0	69,609	100,000	100,000	168,948	168,948	100,000
64	69,609	0	66,043	100,000	100,000	179,085	179,085	100,000
65	66,043	11,000	51,386	200,000	100,000	189,830	200,000	82,368
66	51,386	11,000	36,877	200,000	100,000	189,830	200,000	63,443
67	36,877	11,000	22,628	200,000	100,000	189,830	200,000	42,691
68	22,628	11,000	8,664	200,000	100,000	189,830	200,000	18,810
69	8,664	11,000	0	200,000	100,000	189,830	200,000	0
70	0	11,000	0	200,000	100,000	189,830	200,000	0
71	0	11,000	0	200,000	100,000	189,830	200,000	0
72	0	11,000	0	200,000	100,000	189,830	200,000	0
73	0	11,000	0	200,000	100,000	189,830	200,000	0
74	0	11,000	0	200,000	100,000	189,830	200,000	0
75	0	11,000	0	200,000	100,000	189,830	200,000	0
76	0	11,000	0	200,000	100,000	189,830	200,000	0
77	0	11,000	0	200,000	100,000	189,830	200,000	0
78	0	11,000	0	200,000	100,000	189,830	200,000	0
79	0	11,000	0	200,000	100,000	189,830	200,000	0
80	0	11,000	0	200,000	100,000	189,830	200,000	0
81	0	11,000	0	200,000	100,000	189,830	200,000	0
82	0	11,000	0	200,000	100,000	189,830	200,000	0
83	0	11,000	0	200,000	100,000	189,830	200,000	0
84	0	11,000	0	200,000	100,000	189,830	200,000	0
85	0	11,000	0	200,000	100,000	189,830	200,000	0
86	0	11,000	0	200,000	100,000	189,830	200,000	0
87	0	11,000	0	200,000	100,000	189,830	200,000	0
88	0	11,000	0	200,000	100,000	189,830	200,000	0
89	0	11,000	0	200,000	100,000	189,830	200,000	0
90	0	11,000	0	200,000	100,000	189,830	200,000	0

This example assumes:

(1)	the owner, who is also the Annuitant, purchases the contract with $100,000 and elects Lifetime Income Plus Solution with the Principal Protection Death Benefit;

(2)	the owner makes no additional purchase payments;

(3)	the owner is age 55 at issue, waits until after reaching age 65 before taking a withdrawal, and has a Withdrawal Factor of 5.5%;

(4)	the Roll-Up Value increases until age 65 and the Purchase Payment Benefit Amount after the owner turns age 65 equals $200,000 (200% of purchase payments made in the first contract year);

(5)	the contract earns a net return of -2% before rider charges are deducted; and

(6)	the owner dies upon reaching age 90.

Age – End of Year	Contract Value – Beginning of Year	Withdrawals Taken – End of Year	Contract Value – End of Year – After Rider Charges	Purchase Payment Benefit Amount – End of Year	Maximum Anniversary Value – End of Year	Roll-Up Value – End of Year	Benefit Base – End of Year	Death Benefit – End of Year
55	$100,000	$0	$96,515	$100,000	$100,000	$106,000	$106,000	$100,000
56	96,515	0	93,022	100,000	100,000	112,360	112,360	100,000
57	93,022	0	89,517	100,000	100,000	119,102	119,102	100,000
58	89,517	0	85,995	100,000	100,000	126,248	126,248	100,000
59	85,995	0	82,452	100,000	100,000	133,823	133,823	100,000
60	82,452	0	78,883	100,000	100,000	141,852	141,852	100,000
61	78,883	0	75,281	100,000	100,000	150,363	150,363	100,000
62	75,281	0	71,642	100,000	100,000	159,385	159,385	100,000
63	71,642	0	67,959	100,000	100,000	168,948	168,948	100,000
64	67,959	0	64,228	100,000	100,000	179,085	179,085	100,000
65	64,228	11,000	49,408	200,000	100,000	189,830	200,000	89,000
66	49,408	11,000	34,762	200,000	100,000	189,830	200,000	78,000
67	34,762	11,000	20,401	200,000	100,000	189,830	200,000	67,000
68	20,401	11,000	6,349	200,000	100,000	189,830	200,000	56,000
69	6,349	11,000	0	200,000	100,000	189,830	200,000	45,000
70	0	11,000	0	200,000	100,000	189,830	200,000	34,000
71	0	11,000	0	200,000	100,000	189,830	200,000	23,000
72	0	11,000	0	200,000	100,000	189,830	200,000	12,000
73	0	11,000	0	200,000	100,000	189,830	200,000	1,000
74	0	11,000	0	200,000	100,000	189,830	200,000	0
75	0	11,000	0	200,000	100,000	189,830	200,000	0
76	0	11,000	0	200,000	100,000	189,830	200,000	0
77	0	11,000	0	200,000	100,000	189,830	200,000	0
78	0	11,000	0	200,000	100,000	189,830	200,000	0
79	0	11,000	0	200,000	100,000	189,830	200,000	0
80	0	11,000	0	200,000	100,000	189,830	200,000	0
81	0	11,000	0	200,000	100,000	189,830	200,000	0
82	0	11,000	0	200,000	100,000	189,830	200,000	0
83	0	11,000	0	200,000	100,000	189,830	200,000	0
84	0	11,000	0	200,000	100,000	189,830	200,000	0
85	0	11,000	0	200,000	100,000	189,830	200,000	0
86	0	11,000	0	200,000	100,000	189,830	200,000	0
87	0	11,000	0	200,000	100,000	189,830	200,000	0
88	0	11,000	0	200,000	100,000	189,830	200,000	0
89	0	11,000	0	200,000	100,000	189,830	200,000	0
90	0	11,000	0	200,000	100,000	189,830	200,000	0

This example assumes:

(1)	the owner, who is also the Annuitant, purchases the contract with $100,000 and elects Lifetime Income Plus Solution without the Principal Protection Death Benefit;

(2)	the owner makes no additional purchase payments;

(3)	the owner is age 52 at issue, waits until after reaching age 65 before taking a withdrawal, and has a Withdrawal Factor of 5.5%;

(4)	the Roll-Up Value increases until age 65 and the Purchase Payment Benefit Amount after the owner turns age 65 equals $200,000 (200% of purchase payments made in the first contract year);

(5)	at age 70, the owner takes an excess withdrawal of $10,000;

(6)	the contract earns a net return of 8% before rider charges are deducted; and

(7)	the owner dies upon reaching age 90.

Age – End of Year	Contract Value – Beginning of Year	Withdrawals Taken – End of Year	Contract Value – End of Year – After Rider Charges	Purchase Payment Benefit Amount – End of Year	Maximum Anniversary Value – End of Year	Roll-Up Value – End of Year	Benefit Base – End of Year	Death Benefit – End of Year
52	$100,000	$0	$106,666	$100,000	$100,000	$106,000	$106,000	$106,666
53	106,666	0	113,776	100,000	106,666	113,066	113,066	113,776
54	113,776	0	121,360	100,000	113,776	120,602	120,602	121,360
55	121,360	0	129,449	100,000	121,360	128,641	128,641	129,449
56	129,449	0	138,078	100,000	129,449	137,216	137,216	138,078
57	138,078	0	147,281	100,000	138,078	146,362	146,362	147,281
58	147,281	0	157,099	100,000	147,281	156,118	156,118	157,099
59	157,099	0	167,570	100,000	157,099	166,525	166,525	167,570
60	167,570	0	178,740	100,000	167,570	177,625	177,625	178,740
61	178,740	0	190,654	100,000	178,740	189,464	189,464	190,654
62	190,654	0	203,363	100,000	190,654	202,093	202,093	203,363
63	203,363	0	216,918	100,000	203,363	215,564	215,564	216,918
64	216,918	0	231,377	100,000	216,918	229,933	229,933	231,377
65	231,377	13,489	233,311	200,000	231,377	245,260	245,260	233,311
66	233,311	13,489	235,330	200,000	233,311	245,260	245,260	235,330
67	235,330	13,489	237,511	200,000	235,330	245,260	245,260	237,511
68	237,511	13,489	239,866	200,000	237,511	245,260	245,260	239,866
69	239,866	13,489	242,410	200,000	239,866	245,260	245,260	242,410
70	242,410	23,489	235,157	200,000	242,410	245,260	245,260	235,157
71	235,157	12,939	238,003	191,842	232,522	235,255	235,255	238,003
72	238,003	13,090	243,953	191,842	238,003	235,255	238,003	243,953
73	243,953	13,417	250,052	191,842	243,953	235,255	243,953	250,052
74	250,052	13,753	256,303	191,842	250,052	235,255	250,052	256,303
75	256,303	14,097	262,711	191,842	256,303	235,255	256,303	262,711
76	262,711	14,449	269,279	191,842	262,711	235,255	262,711	269,279
77	269,279	14,810	276,011	191,842	269,279	235,255	269,279	276,011
78	276,011	15,181	282,911	191,842	276,011	235,255	276,011	282,911
79	282,911	15,560	289,984	191,842	282,911	235,255	282,911	289,984
80	289,984	15,949	297,233	191,842	289,984	235,255	289,984	297,233
81	297,233	16,348	304,664	191,842	297,233	235,255	297,233	304,664
82	304,664	16,757	312,281	191,842	304,664	235,255	304,664	312,281
83	312,281	17,175	320,088	191,842	312,281	235,255	312,281	320,088
84	320,088	17,605	328,090	191,842	320,088	235,255	320,088	328,090
85	328,090	18,045	336,292	191,842	328,090	235,255	328,090	336,292
86	336,292	18,496	344,699	191,842	336,292	235,255	336,292	344,699
87	344,699	18,958	353,317	191,842	344,699	235,255	344,699	353,317
88	353,317	19,432	362,150	191,842	353,317	235,255	353,317	362,150
89	362,150	19,918	371,204	191,842	362,150	235,255	362,150	371,204
90	371,204	20,416	380,484	191,842	371,204	235,255	371,204	380,484

This example assumes:

(1)	the owner, who is also the Annuitant, purchases the contract with $100,000 and elects Lifetime Income Plus Solution without the Principal Protection Death Benefit;

(2)	the owner makes no additional purchase payments;

(3)	the owner is age 72 at issue, waits ten years before taking a withdrawal, and has a Withdrawal Factor of 7%;

(4)	the Roll-Up Value increases for ten years and the Purchase Payment Benefit Amount at the end of ten years equals $200,000 (200% of purchase payments made in the first contract year);

(5)	the contract earns a net return of 8% before rider charges are deducted; and

(6)	the owner dies upon reaching age 90.

Age – End of Year	Contract Value – Beginning of Year	Withdrawals Taken – End of Year	Contract Value – End of Year – After Rider Charges	Purchase Payment Benefit Amount – End of Year	Maximum Anniversary Value – End of Year	Roll-Up Value – End of Year	Benefit Base – End of Year	Death Benefit – End of Year
72	$100,000	$0	$106,666	$100,000	$100,000	$106,000	$106,000	$106,666
73	106,666	0	113,776	100,000	106,666	113,066	113,066	113,776
74	113,776	0	121,360	100,000	113,776	120,602	120,602	121,360
75	121,360	0	129,449	100,000	121,360	128,641	128,641	129,449
76	129,449	0	138,078	100,000	129,449	137,216	137,216	138,078
77	138,078	0	147,281	100,000	138,078	146,362	146,362	147,281
78	147,281	0	157,099	100,000	147,281	156,118	156,118	157,099
79	157,099	0	167,570	100,000	157,099	166,525	166,525	167,570
80	167,570	0	178,740	100,000	167,570	177,625	177,625	178,740
81	178,740	0	190,654	100,000	178,740	189,464	189,464	190,654
82	190,654	14,147	189,216	200,000	190,654	202,093	202,093	189,216
83	189,216	14,147	187,606	200,000	190,654	202,093	202,093	187,606
84	187,606	14,147	185,867	200,000	190,654	202,093	202,093	185,867
85	185,867	14,147	183,989	200,000	190,654	202,093	202,093	183,989
86	183,989	14,147	181,961	200,000	190,654	202,093	202,093	181,961
87	181,961	14,147	179,771	200,000	190,654	202,093	202,093	179,771
88	179,771	14,147	177,405	200,000	190,654	202,093	202,093	177,405
89	177,405	14,147	174,850	200,000	190,654	202,093	202,093	174,850
90	174,850	14,147	172,091	200,000	190,654	202,093	202,093	172,091

This example assumes:

(1)	the owner, who is also the Annuitant, purchases the contract with $100,000 and elects Lifetime Income Plus Solution with the Principal Protection Death Benefit;

(2)	the owner makes no additional purchase payments;

(3)	the owner is age 72 at issue, waits ten years before taking a withdrawal, and has a Withdrawal Factor of 7%;

(4)	the Roll-Up Value increases for ten years and the Purchase Payment Benefit Amount at the end of ten years equals $200,000 (200% of purchase payments made in the first contract year);

(5)	the contract earns a net return of 8% before rider charges are deducted; and

(6)	the owner dies upon reaching age 90.

Age – End of Year	Contract Value – Beginning of Year	Withdrawals Taken – End of Year	Contract Value – End of Year – After Rider Charges	Purchase Payment Benefit Amount – End of Year	Maximum Anniversary Value – End of Year	Roll-Up Value – End of Year	Benefit Base – End of Year	Death Benefit – End of Year
72	$100,000	$0	$106,151	$100,000	$100,000	$106,000	$106,000	$106,151
73	106,151	0	112,712	100,000	106,151	112,520	112,520	112,712
74	112,712	0	119,710	100,000	112,712	119,475	119,475	119,710
75	119,710	0	127,175	100,000	119,710	126,893	126,893	127,175
76	127,175	0	135,137	100,000	127,175	134,805	134,805	135,137
77	135,137	0	143,630	100,000	135,137	143,245	143,245	143,630
78	143,630	0	152,689	100,000	143,630	152,248	152,248	152,689
79	152,689	0	162,352	100,000	152,689	161,851	161,851	162,352
80	162,352	0	172,659	100,000	162,352	172,093	172,093	172,659
81	172,659	0	183,653	100,000	172,659	183,019	183,019	183,653
82	183,653	14,000	181,364	200,000	183,653	194,673	200,000	181,364
83	181,364	14,000	178,856	200,000	183,653	194,673	200,000	178,856
84	178,856	14,000	176,220	200,000	183,653	194,673	200,000	176,220
85	176,220	14,000	173,446	200,000	183,653	194,673	200,000	173,446
86	173,446	14,000	170,521	200,000	183,653	194,673	200,000	170,521
87	170,521	14,000	167,434	200,000	183,653	194,673	200,000	167,434
88	167,434	14,000	164,173	200,000	183,653	194,673	200,000	164,173
89	164,173	14,000	160,723	200,000	183,653	194,673	200,000	160,723
90	160,723	14,000	157,007	200,000	183,653	194,673	200,000	157,007

Lifetime Income Plus 2008

Lifetime Income Plus 2008 provides guaranteed withdrawals for the life of the Annuitant(s), with upside potential, provided you meet certain conditions. First, you must allocate all Contract Value to the prescribed Investment Strategy. You must also limit total Gross Withdrawals in each Benefit Year to an amount no greater than the Withdrawal Limit. Then, you will be eligible to receive total Gross Withdrawals in each Benefit Year equal to the Withdrawal Limit until the last death of an Annuitant.

You may purchase Lifetime Income Plus 2008 with or without the Principal Protection Death Benefit. The Principal Protection Death Benefit is a feature available only with Lifetime Income Plus 2008. It cannot be elected separately from Lifetime Income Plus 2008. We assess a charge for the guaranteed minimum withdrawal benefit provided by the rider. If you purchase Lifetime Income Plus 2008 with the Principal Protection Death Benefit, a charge will be assessed for the Principal Protection Death Benefit that is in addition to the charge for the guaranteed minimum withdrawal benefit under the rider.

The guaranteed minimum withdrawal benefit provided under the rider may be reduced or lost based on the withdrawals you take from the contract. For example, your guaranteed minimum withdrawal benefit will be reduced if you take excess withdrawals in a Benefit Year. See the “Impact of Withdrawals” provision below. You will also lose the guaranteed minimum withdrawal benefit if you annuitize or surrender the contract or if you elect to terminate the rider on any contract anniversary on or after the fifth contract anniversary. In addition, you will no longer receive lifetime payments of your guaranteed minimum withdrawal benefit if (i)(a) after a withdrawal, your Contract Value is less than the amount required to keep your contract in effect or (b) your Contract Value is reduced to $100 and (ii) your Withdrawal Limit is less than $100. Instead, you could receive, at least, a lump sum equal to the present value of future lifetime payments in the amount of the Withdrawal Limit.

The Principal Protection Death Benefit provided under the rider, if elected, will be reduced and may be lost based on withdrawals you take from the contract. You will also lose the Principal Protection Death Benefit if you annuitize or surrender the contract or if you elect to terminate the rider.

Because this contract is no longer offered and sold, Lifetime Income Plus 2008 and the Principal Protection Death Benefit are no longer available to purchase under the contract.

References to Lifetime Income Plus 2008 include a rider issued with or without the Principal Protection Death Benefit, as applicable, unless stated otherwise.

Effective May 1, 2014, you may request to terminate this rider (without terminating the contract) on any business day.

Investment Strategy for Lifetime Income Plus 2008. In order to receive the full benefit provided by Lifetime Income Plus 2008, you must invest all purchase payments and allocations in accordance with a prescribed Investment Strategy.

Investment Strategies may change from time to time. You may allocate your assets in accordance with your Investment Strategy prescribed at the time the contract was issued, or in accordance with the Investment Strategy in effect at the time you reset your benefit. Therefore, you may have assets allocated to an Investment Strategy that is different than the Investment Strategy described in this prospectus. Your ability to choose different Investment Strategies is limited, as described below.

The Investment Strategy includes Designated Subaccounts and five of the Asset Allocation Models (Asset Allocation Models A, B, C and D and the Build Your Own Asset Allocation Model). Under this Investment Strategy, contract owners may allocate assets to either one of the four available Asset Allocation Models or to one or more Designated Subaccounts or to the Build Your Own Asset Allocation Model. Contract owners, however, may elect to participate in the Defined Dollar Cost Averaging program, which permits the owner to systematically transfer a fixed dollar amount on a monthly basis for twelve months from the Designated Subaccount investing in the Goldman Sachs Variable Insurance Trust — Government Money Market Fund to one of the available Investment Strategy options. The Designated Subaccount investing in the Goldman Sachs Variable Insurance Trust — Government Money Market Fund or is only available as part of the Defined Dollar Cost Averaging program. For more information about the Defined Dollar Cost Averaging program, the Asset Allocation Models and the Subaccounts comprising each of the Asset Allocation Models and the Designated Subaccounts, please see the “Defined Dollar Cost Averaging Program,” “Subaccounts” and “Asset Allocation Program” provisions of this prospectus.

On a monthly basis, we will rebalance your Contract Value to the Subaccounts in accordance with the percentages that you have chosen to invest in the Designated Subaccounts or the Build Your Own Asset Allocation Model or in accordance with the allocations that comprise the applicable Asset Allocation Model. In addition, we will also rebalance your Contract Value on any Valuation Day after any transaction involving a withdrawal, receipt of a purchase payment or a transfer of Contract Value, unless you instruct us otherwise. If you are participating in the Defined Dollar Cost Averaging program, rebalancing will not affect the assets allocated to the Designated Subaccount investing in the Goldman Sachs Variable Insurance Trust — Government Money Market Fund. Your allocation instructions must always comply with the Investment Strategy.

Shares of a Portfolio may become unavailable under the contract for new purchase payments, transfers and asset rebalancing. As a result, shares of a Portfolio may also become unavailable under your Investment Strategy. Investment Strategies may be modified to respond to such events by removing unavailable Portfolios and adding new Portfolios as appropriate. Because such changes may affect your allocation instructions, you will need to provide updated allocation instructions to comply with the modified Investment Strategy. If you do not provide updated allocation instructions, any subsequent purchase payments or transfers requesting payment to an unavailable Portfolio will be considered not in good order. Assets will remain invested as allocated at the time the Portfolio became unavailable, except in a situation where the affected Portfolio is removed. In that case, the assets that were invested in the removed Portfolio will be invested in a new Portfolio consistent with SEC precedent (appropriate no-action relief, substitution order, etc.), unless you are invested in the Build Your Own Asset Allocation Model. If you are invested in the Build Your Own Asset Allocation Model, all of the assets you have invested in the Build Your Own Asset Allocation Model will be moved from the Model to Asset Allocation Model C. Your assets will remain in Asset Allocation Model C, and any subsequent purchase payments or transfer requests will be applied accordingly. You will need to provide us with updated allocation instructions if you want to invest in the Build Your Own Asset Allocation Model or another available Investment Strategy option.

Periodic rebalancing to unavailable Portfolios will cease until we receive updated allocation instructions that comply with the modified Investment Strategy.

The current Investment Strategy for Lifetime Income Plus 2008 is as follows:

(1)	owners may allocate assets to the following Designated Subaccounts:

AB Variable Products Series Fund, Inc. — AB VPS Balanced Hedged Allocation Portfolio — Class B;

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) — Invesco V.I. Equity and Income Fund — Series II shares;

BlackRock Variable Series Funds, Inc. — BlackRock Global Allocation V.I. Fund — Class III Shares;

Fidelity Variable Insurance Products Fund — VIP Balanced Portfolio — Service Class 2;

Janus Aspen Series — Janus Henderson Balanced Portfolio — Service Shares;

MFS® Variable Insurance Trust — MFS® Total Return Series — Service Class Shares; and/or

State Street Variable Insurance Series Funds, Inc. —

Total Return V.I.S. Fund — Class 3 Shares;

OR

(2)	owners may allocate assets to Asset Allocation Model A, B, C or D;

OR

(3)	owners may allocate assets to the Build Your Own Asset Allocation Model.

Contract owners may elect to participate in the Defined Dollar Cost Averaging program when they apply for the contract. Defined Dollar Cost Averaging permits the owner to systematically transfer a fixed dollar amount on a monthly basis for twelve months from the Designated Subaccount investing in the Goldman Sachs Variable Insurance Trust — Government Money Market Fund to one of the available Investment Strategy options. The Designated Subaccount investing in the Goldman Sachs Variable Insurance Trust — Government Money Market Fund is only available as part of the Defined Dollar Cost Averaging program.

Withdrawal Limit. The Withdrawal Limit is calculated on each Valuation Day. The Withdrawal Limit is the benefit base multiplied by the Withdrawal Factor. On each Valuation Day, the benefit base is the greatest of the Contract Value on the prior contract anniversary, the Withdrawal Base, and the Roll-Up Value.

The Withdrawal Factor is established based on the age of the younger Annuitant on the earlier of the Valuation Day of the first Gross Withdrawal and the Valuation Day when the Contract Value is reduced to $100. The Withdrawal Factor percentages will be provided in your contract.

Withdrawal Base. Your initial Withdrawal Base is equal to your initial purchase payment received and is adjusted when any subsequent purchase payment is received, as described in the “Purchase Payments” provision. It may also change as a result of a withdrawal or reset, as described below.

Roll-Up Value. Your initial Roll-Up Value is equal to your initial purchase payment received. We will increase your

Roll-Up Value on each day. The new Roll-Up Value is equal to the sum of (a) and (b), multiplied by (c), where:

(a)	is the Roll-Up Value on the prior day;

(b)	is any purchase payment(s) made on the prior Valuation Day; and

(c)	is the daily roll-up factor, as shown in your contract.

On each contract anniversary, if the Withdrawal Base is greater than the current Roll-Up Value, the Roll-Up Value will be increased to the Withdrawal Base. The Roll-Up Value will continue to increase until the date of the first withdrawal or the later of the tenth anniversary of the Contract Date and the date the older Annuitant turns age 65. The Roll-Up Value will not increase after this date.

On any Valuation Day you make a Gross Withdrawal, if that Gross Withdrawal plus all prior Gross Withdrawals in a Benefit Year is in excess of the Withdrawal Limit, your Roll-Up Value will be reduced to zero. The Roll-Up Value will not increase after this date. When requesting an excess withdrawal, you will be asked if you understand the implications of the excess withdrawal and if you would like to proceed with the request.

Purchase Payments. Any purchase payment applied to your contract will be added to your Withdrawal Base and your Principal Protection Death Benefit (if applicable), and may be added to your Roll-Up Value as described in the “Roll-Up Value” provision above. You must allocate all assets to the prescribed Investment Strategy.

Important Note. We reserve the right to not adjust the Withdrawal Base, Principal Protection Death Benefit (if applicable), and/or Roll-Up Value for any subsequent purchase payments received. As a result, it is possible that you would not be able to make subsequent purchase payments after the initial purchase payment to take advantage of the benefits provided by Lifetime Income Plus 2008 that would be associated with such additional purchase payments. Before making purchase payments that do not increase the Withdrawal Base, Principal Protection Death Benefit (if applicable) or Roll-Up Value, you should consider that: (i) the guaranteed amounts provided by the Withdrawal Base, Principal Protection Death Benefit (if applicable) and Roll-Up Value will not include such purchase payments; and (ii) this rider may not make sense for you if you intend to make purchase payments that will not increase the Withdrawal Base, Principal Protection Death Benefit (if applicable) and Roll-Up Value.

Reset of the Benefit. You may reset your Withdrawal Base on an annual anniversary of the Contract Date when your Contract Value is higher than the Withdrawal Base. If such contract anniversary is not a Valuation Day, the reset will occur on the next Valuation Day. On the Valuation Day you reset your benefit, we will reset the Investment Strategy to the current Investment Strategy and reset the charges for this rider.

Effective on and after December 3, 2012, the charge for Lifetime Income Plus 2008 increased, on an annual basis, to 1.25% upon reset of the Withdrawal Base. The rider charge increase applies to both single and joint annuitant contracts regardless of the date the contract was issued. If you are potentially impacted, you will receive written notice in advance of your contract anniversary informing you of your options as well as a discussion of certain circumstances in which a reset would not be in your best interest. If your rider is scheduled to automatically reset, you will have the opportunity to opt-out of the automatic reset and resulting rider charge increase. If you have to request a manual reset, you will have the opportunity to reset and, if you reset, incur the higher rider charge. We reserve the right to discontinue sending written notice of the potential impact of a reset after we send you the first notice.

As noted, if there is an automatic reset, your Withdrawal Base will be increased to your Contract Value. However, the Withdrawal Base is just one element used to determine your Benefit Base which is in turn used to calculate your Withdrawal Limit. The Benefit Base is the greatest of the Withdrawal Base, Contract Value on the prior contract anniversary and the Roll-Up Value. If your Withdrawal Base resets but your Roll-Up Value is higher than your Withdrawal Base on the date of reset, the Roll-Up Value will be used to determine your Benefit Base, but you will be assessed a rider charge of 1.25% because of the reset of the Withdrawal Base. In this circumstance, if your rider fee was less than 1.25% before the reset, you will pay a higher rider fee for a benefit that you would have received even without the reset.

For Lifetime Income Plus 2008 without the Principal Protection Death Benefit, the new charges, which may be higher than your previous charges, will never exceed 2.00% of the benefit base. For Lifetime Income Plus 2008 with the Principal Protection Death Benefit, the new charges, which may be higher than your previous charges, will never exceed 2.00% of the benefit base plus 0.50% of the value of the Principal Protection Death Benefit. The reset date must be at least 12 months after the later of the Contract Date and the last reset date. Resets will occur automatically unless such automatic resets are or have been terminated.

Any change to the charges or to the required Investment Strategy for this rider will be communicated to you in writing prior to the contract anniversary date. Upon reset, these changes will apply. The reset provision is not available on or after the latest permitted Annuity Commencement Date.

Automatic resets will continue until and unless:

(a)	the owner (or owners) submits a written request to our Home Office to terminate automatic resets (such a request must be received at least 15 days prior to the contract anniversary date);

(b)	the Investment Strategy changes, allocations are affected, and we do not receive confirmation of new allocations from you at our Home Office;

(c)	income payments begin via annuitization; or

(d)	ownership of the contract changes.

If automatic resets have terminated, you may later reinstate automatic resets for any future contract anniversary by submitting a written request to do so; provided you are following the Investment Strategy and income payments have not begun.

Please note that an automatic reset will occur on a contract anniversary if Contract Value is even nominally higher than the Withdrawal Base (e.g., as little as $1.00 or even $0.01 higher) and, therefore, an automatic reset may not be in your best interest because: (i) the charges for this rider may be higher than your previous charges and (ii) the Investment Strategy will be reset to the current Investment Strategy (the Investment Strategy offered on the reset date). Please carefully consider the impact of automatic resets when you elect Lifetime Income Plus 2008 and while the rider is in effect.

Impact of Withdrawals. If a Gross Withdrawal plus all prior Gross Withdrawals in a Benefit Year is in excess of the Withdrawal Limit, your Withdrawal Base, Principal Protection Death Benefit (if applicable) and Roll-Up Value are reduced. The new Withdrawal Base equals the lesser of (a) and (b), where:

(a)	is the Contract Value on the Valuation Day after the Gross Withdrawal; and

(b)	is the prior Withdrawal Base minus the Gross Withdrawal.

The new Principal Protection Death Benefit (if applicable) equals the lesser of (a) and (b), where:

(a)	is the Contract Value on the Valuation Day after the Gross Withdrawal; and

(b)	is the prior Principal Protection Death Benefit minus the Gross Withdrawal.

The new Roll-Up Value will be zero. Additional purchase payments will not increase the Roll-Up Value.

If the total Gross Withdrawals in a Benefit Year are less than or equal to the Withdrawal Limit, we will waive any surrender charge on the Gross Withdrawal.

The Withdrawal Limit will be increased for any Benefit Year to the extent necessary to meet any minimum distribution requirements based on life expectancy under federal tax law. This increase applies only to the required minimum distribution based on the Contract Value for the calendar year ending within the Benefit Year.

You should carefully manage withdrawals because excess withdrawals will have adverse consequences on the benefits provided under Lifetime Income Plus 2008, particularly in down markets. Over the period of time during which you take withdrawals, there is the risk that you may need funds in excess of the Withdrawal Limit and, if you do not have other sources of income available, you may need to take (excess) withdrawals that will reduce your Withdrawal Base (and, consequently, your Withdrawal Limit), the Principal Protection Death Benefit (if applicable), and your Roll-Up Value.

You also should carefully consider when to begin taking withdrawals if you elected Lifetime Income Plus 2008. The longer you wait before beginning to take withdrawals, the higher the Withdrawal Factor will be, which is one of the components used to determine the amount of your Withdrawal Limit. If you delay taking withdrawals too long, however, you may limit the number of years available for you to take withdrawals in the future (due to life expectancy) and you may be paying for a benefit you are not using.

Your Contract Value after taking a withdrawal may be less than the amount required to keep your contract in effect. In this event, or if your Contract Value is reduced to $100, the following will occur:

•	If the Withdrawal Limit is less than $100, we will pay you the greatest of the following:

(a)	the Contract Value;

(b)	a lump sum equal to the present value of future lifetime payments in the amount of the Withdrawal Limit calculated using the 2000 Annuity Mortality Table and an interest rate of 3%; and

(c)	the Principal Protection Death Benefit (if applicable).
•

If the Withdrawal Limit is greater than or equal to $100, we will begin income payments. We will make payments of a fixed amount for the life of the Annuitant or, if there are Joint Annuitants, the last surviving Annuitant. The fixed amount payable annually will equal the most recently calculated Withdrawal Limit. We will make payments monthly or on another periodic basis agreed by us. If the monthly amount is less than $100, we will reduce the frequency so that the payment will be at least $100. The Principal Protection Death Benefit (if applicable) will continue under this provision. The Principal Protection Death Benefit will be reduced by each payment. The Principal Protection Death Benefit, if any, will be payable on the death of the last surviving Annuitant.

Principal Protection Death Benefit. You may purchase Lifetime Income Plus 2008 with the Principal Protection Death Benefit. The Principal Protection Death Benefit is a feature available only with Lifetime Income Plus 2008. It cannot be elected separately from Lifetime Income Plus 2008.

The Principal Protection Death Benefit is used to determine the death benefit, if any, payable under the contract and rider as described in the “Death Provisions” section below. The Principal Protection Death Benefit on the Contract Date is equal to the initial purchase payment. Purchase payments in a Benefit Year increase the Principal Protection Death Benefit.

Gross Withdrawals in a Benefit Year decrease the Principal Protection Death Benefit. If a Gross Withdrawal plus all prior Gross Withdrawals in a Benefit Year is less than or equal to the Withdrawal Limit, the Principal Protection Death Benefit will be reduced by the Gross Withdrawal. If a Gross Withdrawal plus all prior Gross Withdrawals in a Benefit Year is in excess of the Withdrawal Limit, your Principal Protection Death Benefit will equal the lesser of (a) and (b), where:

(a)	is the Contract Value on the Valuation Day after the Gross Withdrawal; and

(b)	is the prior Principal Protection Death Benefit minus the Gross Withdrawal.

Death Provisions. At the death of the last surviving Annuitant, a death benefit may be payable under this contract and rider. The amount of any death benefit payable will be the greatest of (a), (b) and (c), where:

(a)	is the death benefit as calculated under the base contract;

(b)	is the Principal Protection Death Benefit (if applicable); and

(c)	is any amount payable by any other optional death benefit rider (if applicable).

The death benefit payable will be paid according to the distribution rules under the contract.

If the designated beneficiary is a surviving spouse who is not an Annuitant, whose age is 45 through 85, and who elects to continue the contract as the new owner, this rider will continue. The Withdrawal Base and Roll-Up Value for the new owner will be the death benefit determined as of the first Valuation Day we receive at our Home Office due proof of death and all required forms. The Withdrawal Factor for the new owner will be based on the age of that owner on the date of the first Gross Withdrawal for that owner.

If the designated beneficiary is a surviving spouse who is an Annuitant and who elects to continue the contract as the owner, this rider will continue. The Withdrawal Base and Roll-Up Value will be the same as it was under the contract for the deceased owner. If no withdrawals were taken prior to the first Valuation Day we receive due proof of death and all required forms at our Home Office, the Withdrawal Factor for the surviving spouse will be established based on the attained age of the surviving spouse on the date of the first Gross Withdrawal for the surviving spouse. Otherwise, the Withdrawal Factor will continue as it was under the contract for the deceased owner.

If the surviving spouse cannot continue the rider, the rider and the rider charges will terminate. The charges for this rider will be calculated, pro rata, and deducted.

Proceeds that were transferred to the Goldman Sachs Variable Insurance Trust — Government Money Market Fund upon the death of the owner will be reallocated to the Investment Strategy and the asset percentages then in effect at the time of the death of the owner. Such reallocations will not be counted as a transfer for the purpose of the number of transfers allowed under the contract in a calendar year.

Considerations. While the rider is designed to provide life-time withdrawal benefits, these benefits are only guaranteed to the extent you comply with the limits, conditions and restrictions set forth in the contract.

Rider Charge. We assess a charge for the guaranteed minimum withdrawal benefit provided by the rider. The charge for the guaranteed minimum withdrawal benefit is calculated quarterly as a percentage of the benefit base, as defined and determined under the rider, and deducted quarterly from the Contract Value. Please note that, if your benefit base increases, the amount deducted from your Contract Value will increase.

If you purchase Lifetime Income Plus 2008 with the Principal Protection Death Benefit, a charge will be assessed for the Principal Protection Death Benefit that is in addition to the charge for the guaranteed minimum withdrawal benefit under the rider. The charge for the Principal Protection Death Benefit is calculated quarterly as a percentage of the value of the Principal Protection Death Benefit, as defined and determined under the rider, and deducted quarterly from the Contract Value. Please note that, if the value of the Principal Protection Death Benefit increases through additional purchase payments, the amount deducted from your Contract Value will increase. The charge for the Principal Protection Death Benefit is higher if any annuitant is age 71 or older at the time of application.

For contracts that have not reset their Withdrawal Base on or after December 3, 2012, we also apply different charges for the rider for a single Annuitant contract and a Joint Annuitant contract. Once a contract is a Joint Annuitant contract and the Joint Annuitant rider charge is applied, the Joint Annuitant rider charge will continue while the rider is in effect. If a spouse is added as Joint Annuitant after the contract is issued, new charges may apply. These new charges may be higher than the charges previously applicable to your contract.

If you reset your benefits under the rider, we will reset the charges for the rider, which may be higher than your previous charges.

We currently assess the following charges for the rider, calculated and deducted as described above, for those contracts that have reset their Withdrawal Base on or after December 3, 2012:

Lifetime Income Plus 2008 without the Principal Protection Death Benefit

Single or Joint Annuitant Contract	1.25% of benefit base

Lifetime Income Plus 2008 with the Principal Protection Death Benefit — Annuitant Age 45-70

Single or Joint Annuitant Contract	1.25% of benefit base plus 0.15% of value of Principal Protection Death Benefit

Lifetime Income Plus 2008 with the Principal Protection Death Benefit — Annuitant Age 71-85

Single or Joint Annuitant Contract	1.25% of benefit base plus 0.40% of value of Principal Protection Death Benefit

We currently assess the following charges for the rider, calculated and deducted as described above, for those contracts that have not reset their Withdrawal Base on or after December 3, 2012:

Lifetime Income Plus 2008 without the Principal Protection Death Benefit

Single Annuitant Contract	0.75% of benefit base

Joint Annuitant Contract	0.85% of benefit base
Lifetime Income Plus 2008 with the Principal Protection Death Benefit — Annuitant Age 45-70

Single Annuitant Contract	0.75% of benefit base plus 0.15% of value of Principal Protection Death Benefit

Joint Annuitant Contract	0.85% of benefit base plus 0.15% of value of Principal Protection Death Benefit

Lifetime Income Plus 2008 with the Principal Protection Death Benefit — Annuitant Age 71-85

Single Annuitant Contract	0.75% of benefit base plus 0.40% of value of Principal Protection Death Benefit

Joint Annuitant Contract	0.85% of benefit base plus 0.40% of value of Principal Protection Death Benefit

The charges for Lifetime Income Plus 2008 without the Principal Protection Death Benefit will never exceed 2.00% of benefit base. The charges for Lifetime Income Plus 2008 with the Principal Protection Death Benefit will never exceed 2.00% of benefit base plus 0.50% of the value of the Principal Protection Death Benefit.

On the day the rider and/or the contract terminates, the charges for this rider will be calculated, pro rata, and deducted.

Please note that you will begin paying the rider charge (including the applicable charge associated with the Principal Protection Death Benefit if you have elected that option) as of the date the rider takes effect, even if you do not begin taking withdrawals under the rider for many years, or ever. We will not refund the charges you have paid under the rider if you never choose to take withdrawals and/or if you never receive any payments under the rider; nor will we refund charges if the Principal Protection Death Benefit feature under a contract does not pay out.

When the Rider is Effective

If available, Lifetime Income Plus 2008 and the Principal Protection Death Benefit must be elected at application. The rider will remain in effect while the contract is in force and before the Annuity Commencement Date. Effective May 1, 2014, you may request to terminate this rider (without terminating the contract) on any business day. The rider will terminate on the first day of the next quarter as measured from the contract anniversary (i.e., not a calendar quarter). Rider charges will continue from the date of the request to terminate until the date of termination. On the day the rider and/or the contract terminates, the charges for this rider will be calculated, pro rata, and deducted. We are waiving the provision in the rider that limits the ability to terminate the rider to any contract anniversary on or after the fifth contract anniversary. Otherwise this rider and the corresponding charges will terminate on the Annuity Commencement Date. Please note that, upon termination of this rider, you will lose all of the benefits for which you are eligible under the rider, including any guaranteed minimum withdrawal benefits provided by the rider.

At any time before the Annuity Commencement Date, you can elect to annuitize under current annuity rates in lieu of continuing Lifetime Income Plus 2008. This may provide a higher income amount and/or more favorable tax treatment than payments made under this rider.

Change of Ownership

We must approve any assignment or sale of this contract unless the assignment is a court ordered assignment.

General Provisions

For purposes of this rider:

•	A non-natural entity owner must name an Annuitant and may name the Annuitant’s spouse as a Joint Annuitant.

•	An individual owner must also be an Annuitant and may name his or her spouse as a Joint Annuitant at issue.

•	A joint owner must be the owner’s spouse.

•	If you marry after issue, you may add your spouse as a joint owner and Joint Annuitant or as a Joint Annuitant only, subject to our approval.

•	Under federal tax law, all contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

Civil union partners are not permitted to continue the contract without taking required distributions upon the death of an owner. Therefore, even if named a joint owner/Joint Annuitant, a civil union partner will have to take required distributions upon the death of the other joint owner/Joint Annuitant. See the “Distribution Rules” provision of this prospectus. If this situation applies to you, you should consult a tax adviser.

Examples

The following examples show how Lifetime Income Plus 2008 works based on hypothetical values. The examples are for illustrative purposes only and are not intended to depict investment performance of the contract and, therefore, should not be relied upon in making a decision to invest in the rider or contract. The examples assume current rider charges for all periods shown. If an owner resets the benefits under the rider, we reset the charges for the rider, which may be higher than the previous charges. Higher rider charges would produce lower values in the examples.

This example assumes:

(1)	the owner, who is also the Annuitant, purchases the contract for $100,000 and elects Lifetime Income Plus 2008 without the Principal Protection Death Benefit;

(2)	the owner makes no additional purchase payments;

(3)	the owner is age 52 at issue, waits 13 years to take a withdrawal, and has a Withdrawal Factor of 5.5%;

(4)	the Roll-Up Value increases until age 65;

(5)	the contract earns a net return of -2%, before rider charges are deducted;

(6)	the owner takes partial withdrawals equal to the Withdrawal Limit (which is the Withdrawal Factor multiplied by the benefit base) for the rest of the owner’s life;

(7)	The Withdrawal Base is reset annually on the contract anniversary; and

(8)	the owner dies upon reaching age 90.

Age – End of Year	Contract Value – Beginning of Year	Withdrawals Taken – End of Year	Contract Value – End of Year – After Rider Charges	Withdrawal Base – End of Year	Roll-Up Value – End of Year	Benefit Base – End of Year	Death Benefit – End of Year
53	$100,000	—	$96,675	$100,000	$106,000	$106,000	$100,000
54	96,675	—	93,337	100,000	112,360	112,360	100,000
55	93,337	—	89,981	100,000	119,102	119,102	100,000
56	89,981	—	86,604	100,000	126,248	126,248	100,000
57	86,604	—	83,199	100,000	133,823	133,823	100,000
58	83,199	—	79,762	100,000	141,852	141,852	100,000
59	79,762	—	76,287	100,000	150,363	150,363	100,000
60	76,287	—	72,769	100,000	159,385	159,385	100,000
61	72,769	—	69,202	100,000	168,948	168,948	100,000
62	69,202	—	65,579	100,000	179,085	179,085	100,000
63	65,579	—	61,895	100,000	189,830	189,830	100,000
64	61,895	—	58,142	100,000	201,220	201,220	100,000
65	58,142	$11,731	42,581	100,000	213,293	213,293	78,401
66	42,581	11,731	27,303	100,000	213,293	213,293	54,838
67	27,303	11,731	12,329	100,000	213,293	213,293	28,101
68	12,329	11,731	—	100,000	213,293	213,293	—
69	—	11,731	—	100,000	213,293	213,293	—
70	—	11,731	—	100,000	213,293	213,293	—
71	—	11,731	—	100,000	213,293	213,293	—
72	—	11,731	—	100,000	213,293	213,293	—
73	—	11,731	—	100,000	213,293	213,293	—
74	—	11,731	—	100,000	213,293	213,293	—
75	—	11,731	—	100,000	213,293	213,293	—
76	—	11,731	—	100,000	213,293	213,293	—
77	—	11,731	—	100,000	213,293	213,293	—
78	—	11,731	—	100,000	213,293	213,293	—
79	—	11,731	—	100,000	213,293	213,293	—
80	—	11,731	—	100,000	213,293	213,293	—
81	—	11,731	—	100,000	213,293	213,293	—
82	—	11,731	—	100,000	213,293	213,293	—
83	—	11,731	—	100,000	213,293	213,293	—
84	—	11,731	—	100,000	213,293	213,293	—
85	—	11,731	—	100,000	213,293	213,293	—
86	—	11,731	—	100,000	213,293	213,293	—
87	—	11,731	—	100,000	213,293	213,293	—
88	—	11,731	—	100,000	213,293	213,293	—
89	—	11,731	—	100,000	213,293	213,293	—
90	—	11,731	—	100,000	213,293	213,293	—

This example assumes:

(1)	the owner, who is also the Annuitant, purchases the contract for $100,000 and elects Lifetime Income Plus 2008 with the Principal Protection Death Benefit;

(2)	the owner makes no additional purchase payments;

(3)	the owner is age 52 at issue, waits 13 years to take a withdrawal, and has a Withdrawal Factor of 5.5%;

(4)	the Roll-Up Value increases until age 65;

(5)	the contract earns a net return of -2%, before rider charges are deducted;

(6)	the owner takes partial withdrawals equal to the Withdrawal Limit (which is the Withdrawal Factor multiplied by the benefit base) for the rest of the owner’s life;

(7)	The Withdrawal Base is reset annually on the contract anniversary; and

(8)	the owner dies upon reaching age 90.

Age – End of Year	Contract Value – Beginning of Year	Withdrawals Taken – End of Year	Contract Value – End of Year – After Rider Charges	Withdrawal Base – End of Year	Roll-Up Value – End of Year	Benefit Base – End of Year	Death Benefit – End of Year
53	$100,000	—	$96,525	$100,000	$106,000	$106,000	$100,000
54	96,525	—	93,040	100,000	112,360	112,360	100,000
55	93,040	—	89,540	100,000	119,102	119,102	100,000
56	89,540	—	86,022	100,000	126,248	126,248	100,000
57	86,022	—	82,478	100,000	133,823	133,823	100,000
58	82,478	—	78,906	100,000	141,852	141,852	100,000
59	78,906	—	75,298	100,000	150,363	150,363	100,000
60	75,298	—	71,650	100,000	159,385	159,385	100,000
61	71,650	—	67,955	100,000	168,948	168,948	100,000
62	67,955	—	64,207	100,000	179,085	179,085	100,000
63	64,207	—	60,400	100,000	189,830	189,830	100,000
64	60,400	—	56,527	100,000	201,220	201,220	100,000
65	56,527	$11,731	40,867	100,000	213,293	213,293	88,269
66	40,867	11,731	25,507	100,000	213,293	213,293	76,538
67	25,507	11,731	10,473	100,000	213,293	213,293	64,807
68	10,473	11,731	—	100,000	213,293	213,293	53,076
69	—	11,731	—	100,000	213,293	213,293	41,344
70	—	11,731	—	100,000	213,293	213,293	29,613
71	—	11,731	—	100,000	213,293	213,293	17,882
72	—	11,731	—	100,000	213,293	213,293	6,151
73	—	11,731	—	100,000	213,293	213,293	—
74	—	11,731	—	100,000	213,293	213,293	—
75	—	11,731	—	100,000	213,293	213,293	—
76	—	11,731	—	100,000	213,293	213,293	—
77	—	11,731	—	100,000	213,293	213,293	—
78	—	11,731	—	100,000	213,293	213,293	—
79	—	11,731	—	100,000	213,293	213,293	—
80	—	11,731	—	100,000	213,293	213,293	—
81	—	11,731	—	100,000	213,293	213,293	—
82	—	11,731	—	100,000	213,293	213,293	—
83	—	11,731	—	100,000	213,293	213,293	—
84	—	11,731	—	100,000	213,293	213,293	—
85	—	11,731	—	100,000	213,293	213,293	—
86	—	11,731	—	100,000	213,293	213,293	—
87	—	11,731	—	100,000	213,293	213,293	—
88	—	11,731	—	100,000	213,293	213,293	—
89	—	11,731	—	100,000	213,293	213,293	—
90	—	11,731	—	100,000	213,293	213,293	—

This next example assumes:

(1)	the owner, who is also the Annuitant, purchases the contract for $100,000 and elects Lifetime Income Plus 2008 without the Principal Protection Death Benefit;

(2)	the owner makes no additional purchase payments;

(3)	the owner is age 72 at issue, waits 10 years to take a withdrawal, and has a Withdrawal Factor of 7%;

(4)	the Roll-Up Value increases for 10 years;

(5)	the contract earns a net return of -2%, before rider charges are deducted;

(6)	the owner takes partial withdrawals equal to the Withdrawal Limit (which is the Withdrawal Factor multiplied by the benefit base) for the rest of the owner’s life;

(7)	The Withdrawal Base is reset annually on the contract anniversary; and

(8)	the owner dies upon reaching age 90.

Age – End of Year	Contract Value – Beginning of Year	Withdrawals Taken – End of Year	Contract Value – End of Year – After Rider Charges	Withdrawal Base – End of Year	Roll-Up Value – End of Year	Benefit Base – End of Year	Death Benefit – End of Year
73	$100,000	—	$96,675	$100,000	$106,000	$106,000	$100,000
74	96,675	—	93,337	100,000	112,360	112,360	100,000
75	93,337	—	89,981	100,000	119,102	119,102	100,000
76	89,981	—	86,604	100,000	126,248	126,248	100,000
77	86,604	—	83,199	100,000	133,823	133,823	100,000
78	83,199	—	79,762	100,000	141,852	141,852	100,000
79	79,762	—	76,287	100,000	150,363	150,363	100,000
80	76,287	—	72,769	100,000	159,385	159,385	100,000
81	72,769	—	69,202	100,000	168,948	168,948	100,000
82	69,202	$12,536	53,043	100,000	179,085	179,085	80,884
83	53,043	12,536	37,178	100,000	179,085	179,085	60,488
84	37,178	12,536	21,630	100,000	179,085	179,085	38,294
85	21,630	12,536	6,393	100,000	179,085	179,085	12,933
86	6,393	12,536	—	100,000	179,085	179,085	—
87	—	12,536	—	100,000	179,085	179,085	—
88	—	12,536	—	100,000	179,085	179,085	—
89	—	12,536	—	100,000	179,085	179,085	—
90	—	12,536	—	100,000	179,085	179,085	—

This next example assumes:

(1)	the owner, who is also the Annuitant, purchases the contract for $100,000 and elects Lifetime Income Plus 2008 with the Principal Protection Death Benefit;

(2)	the owner makes no additional purchase payments;

(3)	the owner is age 72 at issue, waits 10 years to take a withdrawal, and has a Withdrawal Factor of 7%;

(4)	the Roll-Up Value increases for 10 years;

(5)	the contract earns a net return of -2%, before rider charges are deducted;

(6)	the owner takes partial withdrawals equal to the Withdrawal Limit (which is the Withdrawal Factor multiplied by the benefit base) for the rest of the owner’s life;

(7)	The Withdrawal Base is reset annually on the contract anniversary; and

(8)	the owner dies upon reaching age 90.

Age – End of Year	Contract Value – Beginning of Year	Withdrawals Taken – End of Year	Contract Value – End of Year – After Rider Charges	Withdrawal Base – End of Year	Roll-Up Value – End of Year	Benefit Base – End of Year	Death Benefit – End of Year
73	$100,000	—	$96,275	$100,000	$106,000	$106,000	$100,000
74	96,275	—	92,545	100,000	112,360	112,360	100,000
75	92,545	—	88,805	100,000	119,102	119,102	100,000
76	88,805	—	85,051	100,000	126,248	126,248	100,000
77	85,051	—	81,277	100,000	133,823	133,823	100,000
78	81,277	—	77,479	100,000	141,852	141,852	100,000
79	77,479	—	73,650	100,000	150,363	150,363	100,000
80	73,650	—	69,784	100,000	159,385	159,385	100,000
81	69,784	—	65,877	100,000	168,948	168,948	100,000
82	65,877	$12,536	49,435	100,000	179,085	179,085	87,464
83	49,435	12,536	33,342	100,000	179,085	179,085	74,928
84	33,342	12,536	17,621	100,000	179,085	179,085	62,392
85	17,621	12,536	2,265	100,000	179,085	179,085	49,856
86	2,265	12,536	—	100,000	179,085	179,085	37,320
87	—	12,536	—	100,000	179,085	179,085	24,784
88	—	12,536	—	100,000	179,085	179,085	12,248
89	—	12,536	—	100,000	179,085	179,085	—
90	—	12,536	—	100,000	179,085	179,085	—

This next example assumes:

(1)	the owner, who is also the Annuitant, purchases the contract for $100,000 and elects Lifetime Income Plus 2008 without the Principal Protection Death Benefit;

(2)	the owner makes no additional purchase payments;

(3)	the owner is age 65 at issue and has a Withdrawal Factor of 5.5%;

(4)	the Roll-Up Value increases for 1 year;

(5)	the contract earns a net return of 8%, before rider charges are deducted;

(6)	the owner takes partial withdrawals equal to the Withdrawal Limit (which is the Withdrawal Factor multiplied by the benefit base) for the rest of the owner’s life;

(7)	the Withdrawal Base is reset annually on the contract anniversary; and

(8)	the owner dies upon reaching age 90.

Age – End of Year	Contract Value – Beginning of Year	Withdrawals Taken – End of Year	Contract Value – End of Year – After Rider Charges	Withdrawal Base – End of Year	Roll-Up Value – End of Year	Benefit Base – End of Year	Death Benefit – End of Year
66	$100,000	$5,830	$100,845	$100,000	$106,000	$106,000	$100,845
67	100,845	5,830	101,758	100,845	106,000	106,000	101,758
68	101,758	5,830	102,743	101,758	106,000	106,000	102,743
69	102,743	5,830	103,808	102,743	106,000	106,000	103,808
70	103,808	5,830	104,957	103,808	106,000	106,000	104,957
71	104,957	5,830	106,199	104,957	106,000	106,000	106,199
72	106,199	5,841	107,526	106,199	106,000	106,199	107,526
73	107,526	5,914	108,870	107,526	106,000	107,526	108,870
74	108,870	5,988	110,231	108,870	106,000	108,870	110,231
75	110,231	6,063	111,609	110,231	106,000	110,231	111,609
76	111,609	6,139	113,004	111,609	106,000	111,609	113,004
77	113,004	6,215	114,417	113,004	106,000	113,004	114,417
78	114,417	6,293	115,847	114,417	106,000	114,417	115,847
79	115,847	6,372	117,295	115,847	106,000	115,847	117,295
80	117,295	6,451	118,761	117,295	106,000	117,295	118,761
81	118,761	6,532	120,246	118,761	106,000	118,761	120,246
82	120,246	6,614	121,749	120,246	106,000	120,246	121,749
83	121,749	6,696	123,271	121,749	106,000	121,749	123,271
84	123,271	6,780	124,812	123,271	106,000	123,271	124,812
85	124,812	6,865	126,372	124,812	106,000	124,812	126,372
86	126,372	6,950	127,951	126,372	106,000	126,372	127,951
87	127,951	7,037	129,551	127,951	106,000	127,951	129,551
88	129,551	7,125	131,170	129,551	106,000	129,551	131,170
89	131,170	7,214	132,810	131,170	106,000	131,170	132,810
90	132,810	7,305	134,470	132,810	106,000	132,810	134,470

This next example assumes:

(1)	the owner, who is also the Annuitant, purchases the contract for $100,000 and elects Lifetime Income Plus 2008 with the Principal Protection Death Benefit;

(2)	the owner makes no additional purchase payments;

(3)	the owner is age 65 at issue and has a Withdrawal Factor of 5.5%;

(4)	the Roll-Up Value increases for 1 year;

(5)	the contract earns a net return of 8%, before rider charges are deducted;

(6)	the owner takes partial withdrawals equal to the Withdrawal Limit (which is the Withdrawal Factor multiplied by the benefit base) for the rest of the owner’s life;

(7)	the Withdrawal Base is reset annually on the contract anniversary; and

(8)	the owner dies upon reaching age 90.

Age – End of Year	Contract Value – Beginning of Year	Withdrawals Taken – End of Year	Contract Value – End of Year – After Rider Charges	Withdrawal Base – End of Year	Roll-Up Value – End of Year	Benefit Base – End of Year	Death Benefit – End of Year
66	$100,000	$5,830	$100,693	$100,000	$106,000	$106,000	$100,693
67	100,693	5,830	101,439	100,693	106,000	106,000	101,439
68	101,439	5,830	102,243	101,439	106,000	106,000	102,243
69	102,243	5,830	103,108	102,243	106,000	106,000	103,108
70	103,108	5,830	104,039	103,108	106,000	106,000	104,039
71	104,039	5,830	105,042	104,039	106,000	106,000	105,042
72	105,042	5,830	106,123	105,042	106,000	106,000	106,123
73	106,123	5,837	107,279	106,123	106,000	106,123	107,279
74	107,279	5,900	108,446	107,279	106,000	107,279	108,446
75	108,446	5,965	109,625	108,446	106,000	108,446	109,625
76	109,625	6,029	110,815	109,625	106,000	109,625	110,815
77	110,815	6,095	112,017	110,815	106,000	110,815	112,017
78	112,017	6,161	113,231	112,017	106,000	112,017	113,231
79	113,231	6,228	114,457	113,231	106,000	113,231	114,457
80	114,457	6,295	115,695	114,457	106,000	114,457	115,695
81	115,695	6,363	116,945	115,695	106,000	115,695	116,945
82	116,945	6,432	118,208	116,945	106,000	116,945	118,208
83	118,208	6,501	119,482	118,208	106,000	118,208	119,482
84	119,482	6,572	120,769	119,482	106,000	119,482	120,769
85	120,769	6,642	122,068	120,769	106,000	120,769	122,068
86	122,068	6,714	123,380	122,068	106,000	122,068	123,380
87	123,380	6,786	124,705	123,380	106,000	123,380	124,705
88	124,705	6,859	126,042	124,705	106,000	124,705	126,042
89	126,042	6,932	127,392	126,042	106,000	126,042	127,392
90	127,392	7,007	128,755	127,392	106,000	127,392	128,755

Lifetime Income Plus 2007

Lifetime Income Plus 2007 provides guaranteed withdrawals for the life of the Annuitant(s), with upside potential, provided you meet certain conditions. If you:

•	allocate all Contract Value to the prescribed Investment Strategy; and

•	limit total Gross Withdrawals in each Benefit Year to an amount no greater than the Withdrawal Limit;

then you will be eligible to receive total Gross Withdrawals in each Benefit Year equal to the Withdrawal Limit until the last death of an Annuitant.

For important information about the Investment Strategy, please see the “Investment Strategy for the Guaranteed Minimum Withdrawal Benefit Rider Options” provision below.

The guaranteed minimum withdrawal benefit provided under the rider may be reduced or lost based on the withdrawals you take from the contract. For example, your guaranteed minimum withdrawal benefit will be reduced if you take excess withdrawals in a Benefit Year. See the “Withdrawals” provision below. Your benefit will also be reduced if you choose not to follow the Investment Strategy. See the “Impact of Violating the Investment Strategy on the Withdrawal Factor and Rider Death Benefit” provision below. You will also lose the guaranteed minimum withdrawal benefit if you annuitize or surrender the contract. In addition, you will no longer receive lifetime payments of your guaranteed minimum withdrawal benefit if (i)(a) after a withdrawal, your Contract Value is less than the amount required to keep your contract in effect or (b) your Contract Value is reduced to $100 and (ii) your Withdrawal Limit is less than $100. Instead, you could receive, at least, a lump sum equal to the present value of future lifetime payments in the amount of the Withdrawal Limit.

The Rider Death Benefit provided under the rider, if elected, will be reduced and may be lost based on withdrawals you take from the contract. Your benefit will also be reduced if you choose not to follow the Investment Strategy. See the “Impact of Violating the Investment Strategy on the Withdrawal Factor and Rider Death Benefit” provision below. You will also lose the Rider Death Benefit if you annuitize or surrender the contract.

Because this contract is no longer offered and sold, Lifetime Income Plus 2007 is no longer available to purchase under the contract.

Withdrawal Limit. The Withdrawal Limit is calculated on each Valuation Day. The Withdrawal Limit is (a) multiplied by (b) where:

(a)	is the greatest of:

(1)	the Contract Value on the prior contract anniversary;

(2)	the Withdrawal Base; and

(3)	the Roll-Up Value; and

(b)	is the Withdrawal Factor.

The Withdrawal Base and the Roll-Up Value are amounts used to calculate and establish the Withdrawal Limit. The Withdrawal Factor is established based on the age of the younger Annuitant on the earlier of the Valuation Day of the first Gross Withdrawal and the Valuation Day when the Contract Value is reduced to $100.

Withdrawal Base. Your initial Withdrawal Base is equal to your initial purchase payment received and is adjusted when any subsequent purchase payment is received, as described in the “Purchase Payments” provision.

Roll-Up Value. Your initial Roll-Up Value is equal to your initial purchase payment received. On each Valuation Day your Roll-Up Value will be adjusted. The new Roll-Up Value will equal (a) plus (b) plus (c), where:

(a)	is the Roll-Up Value on the prior Valuation Day;

(b)	is any purchase payment made on the current Valuation Day;

(c)	is the daily roll-up rate, as shown in your contract, multiplied by the cumulative purchase payments.

The Roll-Up Value will continue to increase until the earlier of (i) the “last roll-up date” or (ii) the date of the first withdrawal. The “last roll-up date” is the later of the fifth contract anniversary or the first contract anniversary on or after the day the older Annuitant turns 70 years old. On the last roll-up date or the date of the first withdrawal, whichever comes first, the Roll-Up Value will equal the Roll-Up Value on the prior Valuation Day. After this date, additional purchase payments will not increase the Roll-Up Value.

On any Valuation Day you make a Gross Withdrawal, if that Gross Withdrawal plus all prior Gross Withdrawals in a Benefit Year is in excess of the Withdrawal Limit, your Roll-Up Value will be reduced to zero. After this date, additional purchase payments will not increase the Roll-Up Value.

Purchase Payments. Any purchase payment applied to your contract will adjust your Withdrawal Base and your Rider Death Benefit, and may adjust your Roll-Up Value as described in the “Roll-Up Value” provision above. In order to obtain the full benefit provided by this rider, you must allocate all assets to the prescribed Investment Strategy from the Benefit Date. Except as noted below, if you have allocated all assets to the Investment Strategy from the Benefit Date, any subsequent purchase payment will be added to the Withdrawal Base and the Rider Death Benefit and may be added to the Roll-Up Value. If you have not allocated all assets to the Investment Strategy, the purchase payment will be added to the Withdrawal Base and, if applicable, the Roll-Up Value, but the Rider Death Benefit will be increased only by 50% of the purchase payment.

Important Note. We reserve the right to not adjust the Withdrawal Base, Rider Death Benefit, and/or Roll-Up Value for any subsequent purchase payments received. As a result, it is possible that you would not be able to make subsequent purchase payments after the initial purchase payment to take advantage of the benefits provided by Lifetime Income Plus 2007 that would be associated with such additional purchase payments. Before making purchase payments that do not increase the Withdrawal Base, Rider Death Benefit or Roll-Up Value, you should consider that: (i) the guaranteed amounts provided by the Withdrawal Base, Rider Death Benefit and Roll-Up Value will not include such purchase payments; and (ii) this rider may not make sense for you if you intend to make purchase payments that will not increase the Withdrawal Base, Rider Death Benefit and Roll-Up Value.

Impact of Violating the Investment Strategy on the Withdrawal Factor and Rider Death Benefit. Beginning on the first Valuation Day after you choose not to follow the Investment Strategy, your Withdrawal Factor and Rider Death Benefit will be reduced by 50%.

You may elect to resume participation in the Investment Strategy, as described in the “Restoration or Reset of the Benefit” provision below, provided we receive notice of your election in a form acceptable to us.

We will not reduce your Withdrawal Factor or Rider Death Benefit if you are not following the Investment Strategy due to a Portfolio liquidation or a Portfolio dissolution and the assets are transferred from the liquidated or dissolved Portfolio to another Portfolio.

Restoration or Reset of the Benefit

Restoration. If your Withdrawal Factor and Rider Death Benefit have been reduced because you have not allocated all assets to the prescribed Investment Strategy, you will have a one-time opportunity to restore your Withdrawal Factor and Rider Death Benefit on a contract anniversary. If such contract anniversary is not a Valuation Day, the restoration will occur on the next Valuation Day. The restore feature under this rider may be used only once and is not available on or after the latest permitted Annuity Commencement Date.

On the Valuation Day we restore your benefit, we will:

(a)	restore the Withdrawal Factor to 100% of the Withdrawal Factor established as of the date of the first withdrawal;

(b)	calculate your Rider Death Benefit to equal the lesser of (i) the total purchase payments less Gross Withdrawals and (ii) current Contract Value;

(c)	calculate your Withdrawal Base to equal the lesser of (i) the Withdrawal Base as of the date of the restore, determined as if you have not allocated outside of the prescribed Investment Strategy and (ii) the current Contract Value;

(d)	allocate your assets to the Investment Strategy in effect as of the last Benefit Date prior to the reduction in benefits, in accordance to your instructions; and

(e)	assess a rider charge equal to the charge that was in effect as of your last Benefit Date prior to the reduction in benefits.

If you want to restore your benefit, we must receive notice of your election at our Home Office in a form acceptable to us at least 15 days prior to your next contract anniversary.

Reset. You may reset your Withdrawal Base on an annual anniversary of the Contract Date when your Contract Value is higher than the Withdrawal Base. If such contract anniversary is not a Valuation Day, the reset will occur on the next Valuation Day. The reset date must be at least 12 months after the later of the Contract Date and the last reset date. Resets will occur automatically unless such automatic resets are or have been terminated.

On the Valuation Day we reset your benefit, we will:

(a)	reset the Withdrawal Factor to 100% of the Withdrawal Factor established as of the date of first withdrawal;

(b)	reset the Rider Death Benefit to the lesser of (i) the total purchase payments less Gross Withdrawals and (ii) current Contract Value;

(c)	reset the Withdrawal Base to your Contract Value;

(d)	reset the Investment Strategy to the current Investment Strategy; and

(e)	reset the charge for this rider (the new charge, which may be higher than your previous charge, will never exceed 2.00%).

Effective on and after July 15, 2019, the charge for Lifetime Income Plus 2007 increased, on an annual basis, to 1.25%

upon reset of the Withdrawal Base. The rider charge increase applies to both single Annuitant and Joint Annuitant contracts regardless of the date the contract was issued. If you are potentially impacted, you will receive written notice in advance of your contract anniversary informing you of your options as well as a discussion of certain circumstances in which a reset would not be in your best interest. If your rider is scheduled to automatically reset, you will have the opportunity to opt-out of the automatic reset and resulting rider charge increase. If you have to request a manual reset, you will have the opportunity to reset and, if you reset, incur the higher rider charge. We reserve the right to discontinue sending written notice of the potential impact of a reset after we send you the first notice.

As noted above, if there is an automatic reset, your Withdrawal Base will be increased to your Contract Value. The Withdrawal Base, however, is just one element used to calculate your Withdrawal Limit. If your Withdrawal Base resets but your Roll-Up Value is higher than your Withdrawal Base on the date of reset, the Roll-Up Value will be used to determine your Withdrawal Limit, but you will be assessed a rider charge of 1.25% because of the reset of the Withdrawal Base. In this circumstance, if your rider fee was less than 1.25% before the reset, you will pay a higher rider fee for a benefit that you would have received even without the reset.

Any change to the charge or to the required Investment Strategy for this rider will be communicated to you in writing prior to the contract anniversary date. Upon reset, these changes will apply. The reset provision is not available on or after the latest permitted Annuity Commencement Date.

Automatic resets will continue until and unless:

(a)	the owner (or owners) submits a written request to our Home Office to terminate automatic resets (such a request must be received at least 15 days prior to the contract anniversary date);

(b)	the Investment Strategy is violated;

(c)	the Investment Strategy changes, allocations are affected, and we do not receive confirmation of new allocations from you at our Home Office;

(d)	income payments begin via annuitization; or

(e)	ownership of the contract changes.

If automatic resets have terminated, you may later reinstate automatic resets for any future contract anniversary by submitting a written request to our Home Office to do so; provided you are following the Investment Strategy and income payments have not begun.

Please note that an automatic reset will occur on a contract anniversary if contract value is even nominally higher than the Withdrawal Base (e.g., as little as $1.00 or even $0.01 higher) and, therefore, an automatic reset may not be in your best interest because: (i) the charge for this rider may be higher than your previous charge and (ii) the Investment Strategy will be reset to the current Investment Strategy (the Investment Strategy offered on the reset date). Please carefully consider the impact of automatic resets when you elect Lifetime Income Plus 2007 and while the rider is in effect.

Withdrawals. If a Gross Withdrawal plus all prior Gross Withdrawals in a Benefit Year is in excess of the Withdrawal Limit, your Withdrawal Base, Rider Death Benefit and Roll-Up Value are reduced. The new Withdrawal Base equals the lesser of (a) and (b), where:

(a)	is the Contract Value on the Valuation Day after the Gross Withdrawal; and

(b)	is the prior Withdrawal Base minus the Gross Withdrawal.

The new Rider Death Benefit equals the lesser of (a) and (b), where:

(a)	is the Contract Value on the Valuation Day after the Gross Withdrawal; and

(b)	is the prior Rider Death Benefit minus the Gross Withdrawal.

The new Roll-Up Value will be zero. Additional purchase payments will not increase the Roll-Up Value.

If the total Gross Withdrawals in a Benefit Year are less than or equal to the Withdrawal Limit, we will waive any surrender charge on such total Gross Withdrawals.

If all Contract Value is allocated to the Investment Strategy, the Withdrawal Limit will be increased for any Benefit Year to the extent necessary to meet any minimum distribution requirements based on life expectancy under federal tax law. This increase applies only to the required minimum distribution based on the Contract Value.

You should carefully consider when to begin taking withdrawals if you elected Lifetime Income Plus 2007. The longer you wait before beginning to take withdrawals, the higher the Withdrawal Factor will be, which is one of the components used to determine the amount of your Withdrawal Limit. If you delay taking withdrawals too long, however, you may limit the number of years available for you to take withdrawals in the future (due to life expectancy) and you may be paying for a benefit you are not using.

Your Contract Value after taking a withdrawal may be less than the amount required to keep your contract in effect. In this event, or if your Contract Value is reduced to $100, the following will occur:

•	If the Withdrawal Limit is less than $100, we will pay you the greatest of the Rider Death Benefit, the Contract Value and the present value of the Withdrawal Limit in a lump sum, calculated using the Annuity 2000 Mortality Table and an interest rate of 3%.

•	If the Withdrawal Limit is greater than or equal to $100, we will begin income payments. We will make payments of a fixed amount for the life of the Annuitant or, if there are Joint Annuitants, the last surviving Annuitant. The fixed amount payable annually will equal the most recently calculated Withdrawal Limit. We will make payments monthly or on another periodic basis agreed by us. If the monthly amount is less than $100, we will reduce the frequency so that the payment will be at least $100. The Rider Death Benefit will continue under this provision. The Rider Death Benefit will be reduced by each payment. The Rider Death Benefit, if any, will be payable on the death of the last surviving Annuitant.

Death Provisions. At the death of the last surviving Annuitant, a death benefit may be payable under this contract and rider. The amount of any death benefit payable will be the greatest of (a), (b) and (c), where:

(a)	is the death benefit as calculated under the base Contract;

(b)	is the Rider Death Benefit; and

(c)	is any amount payable by any other optional death benefit rider.

The death benefit payable will be paid according to the distribution rules under the contract.

If the designated beneficiary is a surviving spouse who is not an Annuitant, whose age is 45 through 85, and who elects to continue the contract as the new owner, this rider will continue. The Withdrawal Base and Roll-Up Value for the new owner will be the death benefit determined as of the first Valuation Day we receive at our Home Office due proof of death and all required forms. The Withdrawal Factor for the new owner will be based on the age of that owner on the date of the first Gross Withdrawal for that owner.

If the designated beneficiary is a surviving spouse who is an Annuitant and who elects to continue the contract as the owner, this rider will continue. The Withdrawal Base and Roll-Up Value will be the same as it was under the contract for the deceased owner. If no withdrawals were taken prior to the first Valuation Day we receive due proof of death and all required forms at our Home Office, the Withdrawal Factor for the surviving spouse will be established based on the attained age of the surviving spouse on the date of the first Gross Withdrawal for the surviving spouse. Otherwise, the Withdrawal Factor will continue as it was under the contract for the deceased Owner.

If the surviving spouse cannot continue the rider, the rider and the rider charge will terminate on the next contract anniversary.

Proceeds that were transferred to the Goldman Sachs Variable Insurance Trust — Government Money Market Fund upon the death of the owner will be reallocated to the Investment Strategy, if applicable, and the asset percentages then in effect at the time of the death of the owner. Such reallocations will not be counted as a transfer for the purpose of the number of transfers allowed under the contract in a calendar year.

Rider Death Benefit. This rider provides for a death benefit (the “Rider Death Benefit”) that, on the Contract Date, is equal to the initial purchase payment. The Rider Death Benefit is used to determine the death benefit, if any, payable upon the death of the last surviving Annuitant as described in the “Death Provisions” section above.

Purchase payments applied to your contract in a Benefit Year increase the Rider Death Benefit. If you have allocated all assets to the Investment Strategy from the Benefit Date, any subsequent purchase payment will be added to the Rider Death Benefit. Otherwise, the Rider Death Benefit will be increased only by 50% of the purchase payment.

Gross Withdrawals in a Benefit Year decrease the Rider Death Benefit. If a Gross Withdrawal plus all prior Gross Withdrawals in a Benefit Year is less than or equal to the Withdrawal Limit, the Rider Death Benefit will be reduced by the Gross Withdrawal. If a Gross Withdrawal plus all prior Gross Withdrawals in a Benefit Year is in excess of the Withdrawal Limit, your Rider Death Benefit will equal the lesser of (a) and (b), where:

(a)	is the Contract Value on the Valuation Day after the Gross Withdrawal; and

(b)	is the prior Rider Death Benefit minus the Gross Withdrawal.

If you choose not to follow the Investment Strategy, your Rider Death Benefit will be reduced as described in the “Impact of Violating the Investment Strategy on the Withdrawal Factor and Rider Death Benefit” provision above.

Considerations. While the rider is designed to provide life-time withdrawal benefits, these benefits are only guaranteed to the extent you comply with the limits, conditions and restrictions set forth in the contract.

Rider Charge. We assess a charge for the guaranteed minimum withdrawal benefit provided by the rider. The charge for Lifetime Income Plus 2007 for those contracts that reset their Withdrawal Base on or after July 15, 2019 is equal to 1.25% of the daily net assets in the Separate Account for both single Annuitant and Joint Annuitant contracts. The charge for Lifetime Income Plus 2007 for those contracts that have not reset their Withdrawal Base on or after July 15, 2019 is equal to 0.75% of the daily net assets in the Separate Account for single Annuitant contracts and 0.85% of the daily net assets in the Separate Account for Joint Annuitant contracts. Once a contract is a Joint Annuitant contract, and the Joint Annuitant charge is applied, the Joint Annuitant rider charge will continue while the rider is in effect.

The deduction for the rider charge from the Separate Account is reflected in your Contract Value. The charge for this rider continues even if you do not allocate assets in accordance with the prescribed Investment Strategy and the benefits you are eligible to receive are reduced. If you reset your benefit and allocate assets in accordance with the prescribed Investment Strategy available at that time, we will reset the charge for the rider, which may be higher than your previous charge, but will never exceed an annualized rate of 2.00% of your daily net assets in the Separate Account.

Please note that you will begin paying the rider charge as of the date the rider takes effect, even if you do not begin taking withdrawals under the rider for many years, or ever. We will not refund the charges you have paid under the rider if you never choose to take withdrawals and/or if you never receive any payments under the rider.

When the Rider is Effective

If available, Lifetime Income Plus 2007 must be elected at application. The rider will remain in effect while the contract is in force and before the Annuity Commencement Date. The rider may not be terminated prior to the Annuity Commencement Date. On the Annuity Commencement Date, the rider, and the benefits you are eligible to receive thereunder, will terminate.

At any time before the Annuity Commencement Date, you can elect to annuitize under current annuity rates in lieu of continuing Lifetime Income Plus 2007. This may provide a higher income amount and/or more favorable tax treatment than payments made under this rider.

Change of Ownership

We must approve any assignment or sale of this contract unless the assignment is a court ordered assignment.

General Provisions

For purposes of this rider:

•	A non-natural entity owner must name an Annuitant and may name the Annuitant’s spouse as a Joint Annuitant.

•	An individual owner must also be an Annuitant and may name his or her spouse as a Joint Annuitant at issue.

•	A joint owner must be the owner’s spouse.

•	If you marry after issue, you may add your spouse as a joint owner and Joint Annuitant or as a Joint Annuitant only, subject to our approval.

•	Under federal tax law, all contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

Civil union partners are not permitted to continue the contract without taking required distributions upon the death of an owner. Therefore, even if named a joint owner/Joint Annuitant, a civil union partner will have to take required distributions upon the death of the other joint owner/Joint Annuitant. See the “Distribution Rules” provision of this prospectus. If this situation applies to you, you should consult a tax adviser.

Examples

The following examples show how Lifetime Income Plus 2007 works based on hypothetical values. The examples are for illustrative purposes only and are not intended to depict investment performance of the contract and, therefore, should not be relied upon in making a decision to invest in the rider or contract.

This example assumes:

(1)	the owner, who is also the Annuitant, purchases the contract for $100,000;

(2)	the owner makes no additional purchase payments;

(3)	all Contract Value is allocated in accordance with the prescribed Investment Strategy at all times;

(4)	the owner is age 62 at issue, waits 8 years to take a withdrawal, and has a Withdrawal Factor of 6%;

(5)	the Roll-Up Value increases until age 70;

(6)	the contract earns a net return of – 2%;

(7)	the owner takes partial withdrawals equal to the Withdrawal Limit (which is the Withdrawal Factor multiplied by the greater of the Contract Value as of the prior contract anniversary, the Withdrawal Base and the Rollup Value) for the rest of the owner’s life; and

(8)	the owner dies upon reaching age 90.

Age – End of Year	Contract Value – Beginning of Year	Withdrawals Taken – End of Year	Contract Value – End of Year	Withdrawal Base – End of Year	Roll-Up Value – End of Year	Rider Death Benefit – End of Year
63	$100,000	$—	$98,000	$100,000	$105,000	$100,000
64	98,000	—	96,040	100,000	110,000	100,000
65	96,040	—	94,119	100,000	115,000	100,000
66	94,119	—	92,237	100,000	120,000	100,000
67	92,237	—	90,392	100,000	125,000	100,000
68	90,392	—	88,584	100,000	130,000	100,000
69	88,584	—	86,813	100,000	135,000	100,000
70	86,813	8,400	76,676	100,000	140,000	91,600
71	76,676	8,400	66,743	100,000	140,000	83,200
72	66,743	8,400	57,008	100,000	140,000	74,800
73	57,008	8,400	47,468	100,000	140,000	66,400
74	47,468	8,400	38,088	100,000	140,000	58,000
75	38,088	8,400	28,897	100,000	140,000	49,600
76	28,897	8,400	19,889	100,000	140,000	41,200
77	19,889	8,400	11,061	100,000	140,000	32,800
78	11,061	8,400	2,410	100,000	140,000	24,400
79	2,410	8,400	—	100,000	140,000	16,000
80	—	8,400	—	100,000	140,000	7,600
81	—	8,400	—	100,000	140,000	—
82	—	8,400	—	100,000	140,000	—
83	—	8,400	—	100,000	140,000	—
84	—	8,400	—	100,000	140,000	—
85	—	8,400	—	100,000	140,000	—
86	—	8,400	—	100,000	140,000	—
87	—	8,400	—	100,000	140,000	—
88	—	8,400	—	100,000	140,000	—
89	—	8,400	—	100,000	140,000	—
90	—	8,400	—	100,000	140,000	—

This next example assumes:

(1)	the owner, who is also the Annuitant, purchases the contract for $100,000;

(2)	the owner makes no additional purchase payments;

(3)	all Contract Value is allocated in accordance with the prescribed Investment Strategy at all times;

(4)	the owner is age 77 at issue, waits 5 years to take a withdrawal, and has a Withdrawal Factor of 7%;

(5)	the Roll-Up Value increases for 5 years;

(6)	the contract earns a net return of -2%;

(7)	the owner takes partial withdrawals equal to the Withdrawal Limit (which is the Withdrawal Factor multiplied by the greater of the Contract Value as of the prior contract anniversary, the Withdrawal Base and the Rollup Value) for the rest of the owner’s life; and

(8)	the owner dies upon reaching age 90.

Age – End of Year	Contract Value – Beginning of Year	Withdrawals Taken – End of Year	Contract Value – End of Year	Withdrawal Base – End of Year	Roll-Up Value – End of Year	Rider Death Benefit – End of Year
78	$100,000	$—	$98,000	$100,000	$105,000	$100,000
79	98,000	—	96,040	100,000	110,000	100,000
80	96,040	—	94,119	100,000	115,000	100,000
81	94,119	—	92,237	100,000	120,000	100,000
82	92,237	8,750	81,642	100,000	125,000	91,250
83	81,642	8,750	71,259	100,000	125,000	82,500
84	71,259	8,750	61,084	100,000	125,000	73,750
85	61,084	8,750	51,112	100,000	125,000	65,000
86	51,112	8,750	41,340	100,000	125,000	56,250
87	41,340	8,750	31,733	100,000	125,000	47,500
88	31,733	8,750	22,319	100,000	125,000	38,750
89	22,319	8,750	13,092	100,000	125,000	30,000
90	13,092	8,750	4,050	100,000	125,000	21,250

This next example assumes:

(1)	the owner, who is also the Annuitant, purchases the contract for $100,000;

(2)	the owner makes no additional purchase payments;

(3)	all Contract Value is allocated in accordance with the prescribed Investment Strategy at all times;

(4)	the owner is age 65 at issue and has a Withdrawal Factor of 5.5%;

(5)	the Roll-Up Value increases for 1 year;

(6)	the contract earns a net return of 8%;

(7)	the owner takes partial withdrawals equal to the Withdrawal Limit (which is the Withdrawal Factor multiplied by the greater of the Contract Value as of the prior contract anniversary, the Withdrawal Base and the Rollup Value) for the rest of the owner’s life;

(8)	the Withdrawal Base is systematically reset annually on the contract anniversary; and

(9)	the owner dies upon reaching age 90.

Age – End of Year	Contract Value – Beginning of Year	Withdrawals Taken – End of Year	Contract Value – End of Year	Withdrawal Base – End of Year	Roll-Up Value – End of Year	Rider Death Benefit – End of Year
66	$100,000	$5,775	$102,225	$100,000	$105,000	$102,225
67	102,225	5,775	104,628	102,225	105,000	104,628
68	104,628	5,775	107,223	104,628	105,000	107,223
69	107,223	5,897	109,904	107,223	105,000	109,904
70	109,904	6,045	112,651	109,904	105,000	112,651
71	112,651	6,196	115,468	112,651	105,000	115,468
72	115,468	6,351	118,354	115,468	105,000	118,354
73	118,354	6,509	121,313	118,354	105,000	121,313
74	121,313	6,672	124,346	121,313	105,000	124,346
75	124,346	6,839	127,455	124,346	105,000	127,455
76	127,455	7,010	130,641	127,455	105,000	130,641
77	130,641	7,185	133,907	130,641	105,000	133,907
78	133,907	7,365	137,255	133,907	105,000	137,255
79	137,255	7,549	140,686	137,255	105,000	140,686
80	140,686	7,738	144,203	140,686	105,000	144,203
81	144,203	7,931	147,808	144,203	105,000	147,808
82	147,808	8,129	151,504	147,808	105,000	151,504
83	151,504	8,333	155,291	151,504	105,000	155,291
84	155,291	8,541	159,174	155,291	105,000	159,174
85	159,174	8,755	163,153	159,174	105,000	163,153
86	163,153	8,973	167,232	163,153	105,000	167,232
87	167,232	9,198	171,412	167,232	105,000	171,412
88	171,412	9,428	175,698	171,412	105,000	175,698
89	175,698	9,663	180,090	175,698	105,000	180,090
90	180,090	9,905	184,592	180,090	105,000	184,592

Lifetime Income Plus

For contracts issued on or after the later of May 1, 2006 or the date on which state insurance authorities approve applicable contract modifications.

The disclosure for Lifetime Income Plus in this section applies to contracts issued on or after the later of May 1, 2006 or the date on which state insurance authorities approve applicable contract modifications. For contracts issued prior to that date, please see the disclosure for Lifetime Income Plus in the following section.

Because this contract is no longer offered and sold, Lifetime Income Plus is no longer available to purchase under the contract.

Lifetime Income Plus provides guaranteed withdrawals for the life of the Annuitant(s), with upside potential, provided you meet certain conditions. If you:

•	allocate all Contract Value to the prescribed Investment Strategy; and

•	limit total Gross Withdrawals in each Benefit Year to an amount no greater than the Withdrawal Limit;

then you will be eligible to receive total Gross Withdrawals in each Benefit Year equal to the Withdrawal Limit until the last death of an Annuitant.

For important information about the Investment Strategy, please see the “Investment Strategy for the Guaranteed Minimum Withdrawal Benefit Rider Options” provision below.

The guaranteed minimum withdrawal benefit provided under the rider may be reduced or lost based on the withdrawals you take from the contract. For example, your guaranteed minimum withdrawal benefit will be reduced if you take excess withdrawals in a Benefit Year. See the “Withdrawals” provision below. Your benefit will also be reduced if you choose not to follow the Investment Strategy. See the “Impact of Violating the Investment Strategy on the Withdrawal Factor and Rider Death Benefit” provision below. You will also lose the guaranteed minimum withdrawal benefit if you annuitize or surrender the contract. In addition, you will no longer receive lifetime payments of your guaranteed minimum withdrawal benefit if (i)(a) after a withdrawal, your Contract Value is less than the amount required to keep your contract in effect or (b) your Contract Value is reduced to $0 and (ii) your Withdrawal Limit is less than $100. Instead, you could receive, at least, a lump sum equal to the present value of future lifetime payments in the amount of the Withdrawal Limit.

The Rider Death Benefit provided under the rider, if elected, will be reduced and may be lost based on withdrawals you take from the contract. Your benefit will also be reduced if you choose not to follow the Investment Strategy. See the “Impact of Violating the Investment Strategy on the Withdrawal Factor and Rider Death Benefit” provision below. You will also lose the Rider Death Benefit if you annuitize or surrender the contract.

Withdrawal Limit. The Withdrawal Limit is calculated on each Valuation Day. The Withdrawal Limit is (a) multiplied by (b) where:

(a)	is the greater of the Contract Value on the prior contract anniversary and the Withdrawal Base; and

(b)	is the Withdrawal Factor.

Withdrawal Base. The Withdrawal Base is an amount used to establish the Withdrawal Limit. The Withdrawal Factor is established based on the attained age of the younger Annuitant on the earlier of the Valuation Day of the first Gross Withdrawal and the Valuation Day when the Contract Value is reduced to zero.

Your initial Withdrawal Base is equal to your initial purchase payment received and is adjusted when any subsequent purchase payment is received, as described in the “Purchase Payments” provision.

Purchase Payments. Any purchase payment applied to your contract will adjust your Withdrawal Base and your Rider Death Benefit. In order to obtain the full benefit provided by this rider, you must allocate all assets to the prescribed Investment Strategy since the Benefit Date. If you have allocated all assets to the prescribed Investment Strategy since the Benefit Date, any subsequent purchase payment will be added to the Withdrawal Base and the Rider Death Benefit. If you have not allocated all assets to the prescribed Investment Strategy, the Withdrawal Base still will be increased by the amount of the purchase payment, but the Rider Death Benefit will be increased only by 50% of the purchase payment.

Important Note. We reserve the right to not adjust the Withdrawal Base and/or the Rider Death Benefit for any subsequent purchase payments received. As a result, it is possible that you would not be able to make subsequent purchase payments after the initial purchase payment to take advantage of the benefits provided by Lifetime Income Plus that would be associated with such additional purchase payments. For example, if you make purchase payments that are not included in the calculation of your Withdrawal Base or the Rider Death Benefit, you will pay a higher rider charge to the extent that the purchase payments increase the Contract Value upon which the charge is imposed. Also, to the extent your Contract Value is increased by such purchase payments, you are less likely to realize any benefit under Lifetime Income Plus, because it is less likely that your Contract Value will be less than the Withdrawal Base. Before making purchase payments that do not increase the Withdrawal Base or Rider Death Benefit, you should consider that: (i) the guaranteed amounts provided by the Withdrawal Base and the Rider Death Benefit will not include such purchase payments; (ii) any such purchase payments make it less likely that you will receive a benefit in the form of an additional amount even if your Contract Value has declined; and (iii) this rider may not make sense for you if you intend to make purchase payments that will not increase the Withdrawal Base and the Rider Death Benefit.

Impact of Violating the Investment Strategy on the Withdrawal Factor and Rider Death Benefit. Beginning on the first Valuation Day after you choose not to follow the Investment Strategy, your Withdrawal Factor and Rider Death Benefit will be reduced by 50%.

You may elect to resume participation in the Investment Strategy, as described in the “Restoration or Reset of the Benefit” provision below, provided we receive notice of your election at our Home Office in a form acceptable to us.

We will not reduce your Withdrawal Factor or Rider Death Benefit if you are not following the Investment Strategy due to a Portfolio liquidation or a Portfolio dissolution and the assets are transferred from the liquidated or dissolved Portfolio to another Portfolio.

Restoration or Reset of the Benefit

Restoration. If your Withdrawal Factor and Rider Death Benefit have been reduced because you have not allocated all assets to the prescribed Investment Strategy, you will have a one-time opportunity to restore your Withdrawal Factor and Rider Death Benefit.

Reset. For contracts issued on or after November 6, 2006. If all of the Annuitants are age 50 through 85, you may choose to reset your Withdrawal Base on an annual anniversary of the Contract Date that is at least 12 months after the later of the Contract Date and the last reset date.

For contracts issued prior to November 6, 2006. If all of the Annuitants are age 50 through 59, you may choose to reset your Withdrawal Base on an annual anniversary of the Contract Date that is at least 12 months after the later of the Contract Date and the last reset date. If the older of the Annuitants is age 60 through 85, you may choose to reset your Withdrawal Base on an annual anniversary of the Contract Date that is at least 36 months after the later of the Contract Date and the last reset date.

If you do reset your Withdrawal Base, as of that date, we will:

•	reset the Withdrawal Base to your Contract Value;

•	reset the charge for this rider. The new charge, which may be higher than your previous charge, will never exceed 2.00% annually; and

•	reset the Investment Strategy to the current Investment Strategy.

Effective on and after July 15, 2019, the charge for Lifetime Income Plus increased, on an annual basis, to 1.25% upon reset of the Withdrawal Base. The rider charge increase applies to both single Annuitant and Joint Annuitant contracts regardless of the date the contract was issued. If you are potentially impacted, you will receive written notice in advance of your contract anniversary informing you of your options as well as a discussion of certain circumstances in which a reset would not be in your best interest. If your rider is scheduled to systematically reset, you will have the opportunity to opt-out of the systematic reset and resulting rider charge increase. If you have to request a manual reset, you will have the opportunity to reset and, if you reset, incur the higher rider charge. We reserve the right to discontinue sending written notice of the potential impact of a reset after we send you the first notice.

There are similarities as well as distinct differences between restoring your Withdrawal Factor and resetting your Withdrawal Base and Withdrawal Factor. The following provides a comparison of those similarities and differences:

Restore Provision	Reset Provision
You may restore on a contract anniversary once during the life of this rider.	You may reset on a contract anniversary periodically after your Benefit Date.
You must allocate all assets to the prescribed Investment Strategy in effect as of the last Benefit Date prior to the reduction in benefits.	You must allocate all assets to the prescribed Investment Strategy available as of the date of the reset.
Your rider charge assessed will remain the same as the charge that was in effect as of your last Benefit Date prior to the reduction in benefits.	Your rider charge may increase, not to exceed an annualized rate of 2.00% of assets in the Separate Account, calculated on a daily basis.
Your Withdrawal Base will be the lesser of the current Contract Value and your prior Withdrawal Base.	Your Withdrawal Base will be reset to equal your Contract Value as of the date you reset your benefit.
The Withdrawal Factor will be restored to 100% of the original age Withdrawal Factor.	The Withdrawal Factor will be reset to 100% of the original age Withdrawal Factor.
The Rider Death Benefit will be the lesser of Contract Value and total purchase payments less Gross Withdrawals.	The Rider Death Benefit will be the lesser of Contract Value and total purchase payments less Gross Withdrawals.

For either a restoration of your Withdrawal Factor, or a reset of your Withdrawal Base, we must receive notice of your election in writing at our Home Office, at least 15 days prior to your next contract anniversary. You may restore your Withdrawal Factor and Rider Death Benefit once during the life of your contract.

You may not use the restore or reset provision if any Annuitant is older than age 85 on the contract anniversary. We reserve the right to limit the restoration date to a contract anniversary on or after three complete years from the Benefit Date.

Systematic Resets. You may elect to reset your Withdrawal Base automatically on an available contract anniversary (a “systematic reset”). If you have not previously elected to systematically reset your benefit, or if your election has terminated, we must receive written notice of your election to systematically reset your benefit at our Home Office at least 15 days prior to your next contract anniversary.

A systematic reset of your Withdrawal Base will occur when your contract value is higher than the Withdrawal Base as of the available contract anniversary or, if the contract anniversary is not a Valuation Day, as of the next Valuation Day. By “available contract anniversary” we mean a contract anniversary on which you are eligible to reset your benefit, as such requirements (age and otherwise) are described herein.

Systematic resets will continue until and unless:

(a)	the Investment Strategy is violated;

(b)	the owner (or owners) submits a written request to our Home Office to terminate systematic resets;

(c)	income payments begin via annuitization;

(d)	the Investment Strategy changes, allocations are affected, and we do not receive confirmation from you at our Home Office of new allocations; or

(e)	ownership changes.

Please note that a systematic reset will occur on an available contract anniversary if contract value is even nominally higher than the Withdrawal Base (e.g., as little as $1.00 or even $0.01 higher) and, therefore, a systematic reset may not be in your best interest because: (i) the charge for this rider may be higher than your previous charge; (ii) the Investment Strategy will be reset to the current Investment Strategy (the Investment Strategy offered on the reset date); and (iii) if your contract restricts resets to a frequency of three years, you will not be able to again reset your benefit for three years. Please carefully consider whether it is in your best interest to elect to systematically reset your Withdrawal Base.

Withdrawals. If a Gross Withdrawal plus all prior Gross Withdrawals in a Benefit Year is in excess of the Withdrawal Limit, your Withdrawal Base and Rider Death Benefit are reduced. The new Withdrawal Base equals the lesser of (a) and (b), where:

(a)	is the Contract Value on the Valuation Day after the Gross Withdrawal; and

(b)	is the prior Withdrawal Base minus the Gross Withdrawal.

The new Rider Death Benefit equals the lesser of (a) and (b), where:

(a)	is the Contract Value on the Valuation Day after the Gross Withdrawal; and

(b)	is the prior Rider Death Benefit minus the Gross Withdrawal.

If the total Gross Withdrawals in a Benefit Year are less than or equal to the Withdrawal Limit, we will waive any surrender charge on such total Gross Withdrawals.

If all Contract Value is allocated to the Investment Strategy, the Withdrawal Limit will be increased for any Benefit Year to the extent necessary to meet any minimum distribution requirements based on life expectancy under federal tax law. This increase applies only to the required minimum distribution based on the Contract Value.

You should carefully consider when to begin taking withdrawals if you elected Lifetime Income Plus. The longer you wait before beginning to take withdrawals, the higher the Withdrawal Factor will be, which is one of the components used to determine the amount of your Withdrawal Limit. If you delay taking withdrawals too long, however, you may limit the number of years available for you to take withdrawals in the future (due to life expectancy) and you may be paying for a benefit you are not using.

Your Contract Value after taking a withdrawal may be less than the amount required to keep your contract in effect. In this event or if your Contract Value becomes zero, your contract and all riders and endorsements, including this rider, will terminate and the following will occur:

•	If the Withdrawal Limit is less than $100, we will pay you the greatest of the Rider Death Benefit, Contract Value and the present value of the Withdrawal Limit in a lump sum calculated using the Annuity 2000 Mortality Table and an interest rate of 3%.

•	If the Withdrawal Limit is greater than or equal to $100, we will issue you a supplemental contract. We will continue to pay you the Withdrawal Limit until the last death of an Annuitant. We will make payments monthly or on another periodic basis agreed to by us. If the monthly amount is less than $100, we will reduce the frequency so that the payment will be at least $100. The Rider Death Benefit will continue under the supplemental contract. The Rider Death Benefit will be reduced by each payment made under the supplemental contract. The Rider Death Benefit, if any, will be payable on the last death of an Annuitant.

Rider Death Benefit. This rider provides for a death benefit (the “Rider Death Benefit”) that, on the Contract Date, is equal to the initial purchase payment. The Rider Death Benefit is used to determine the death benefit payable upon the death of the last Annuitant as described in the “Death Provisions” section below.

Purchase payments applied to your contract in a Benefit Year increase the Rider Death Benefit. If you have allocated all assets to the Investment Strategy since the Benefit Date, any subsequent purchase payment will be added to the Rider Death Benefit. Otherwise, the Rider Death Benefit will be increased only by 50% of the purchase payment.

Gross Withdrawals in a Benefit Year decrease the Rider Death Benefit. If a Gross Withdrawal plus all prior Gross Withdrawals in a Benefit Year is less than or equal to the Withdrawal Limit, the Rider Death Benefit will be reduced by the Gross Withdrawal. If a Gross Withdrawal plus all prior Gross Withdrawals in a Benefit Year is in excess of the Withdrawal Limit, your Rider Death Benefit will equal the lesser of (a) and (b), where:

(a)	is the Contract Value on the Valuation Day after the Gross Withdrawal; and

(b)	is the prior Rider Death Benefit minus the Gross Withdrawal.

If you choose not to follow the Investment Strategy, your Rider Death Benefit will be reduced as described in the “Impact of Violating the Investment Strategy on the Withdrawal Factor and Rider Death Benefit” provision above.

Rider Charge. We assess a charge for the guaranteed minimum withdrawal benefit provided by the rider. The charge for Lifetime Income Plus for those contracts that reset their Withdrawal Base on or after July 15, 2019 is equal to 1.25% of the daily net assets in the Separate Account for both single Annuitant and Joint Annuitant contracts. The charge for Lifetime Income Plus for those contracts that have not reset their Withdrawal Base on or after July 15, 2019 is equal to 0.60% of the daily net assets in the Separate Account for single Annuitant contracts and 0.75% of the daily net assets in the Separate Account for Joint Annuitant contracts. Once a contract is a Joint Annuitant contract, and the Joint Annuitant charge is applied, the Joint Annuitant rider charge will continue while the rider is in effect.

The deduction for the rider charge from the Separate Account is reflected in your Contract Value. The charge for this rider continues even if you do not allocate assets in accordance with the prescribed Investment Strategy and the benefits you are eligible to receive are reduced. If you reset your benefit and allocate assets in accordance with the prescribed Investment Strategy available at that time, we will reset the charge for the rider, which may be higher than your previous charge, but will never exceed an annualized rate of 2.00% of your daily net assets in the Separate Account.

Please note that you will begin paying the rider charge as of the date the rider takes effect, even if you do not begin taking withdrawals under the rider for many years, or ever. We will not refund the charges you have paid under the rider if you never choose to take withdrawals and/or if you never receive any payments under the rider.

Considerations. While the rider is designed to provide life-time withdrawal benefits, these benefits are only guaranteed to the extent you comply with the limits, conditions and restrictions set forth in the contract.

When the Rider is Effective

Lifetime Income Plus must be elected at application. Lifetime Income Plus is not available for contracts issued on or after May 1, 2008. The rider will remain in effect while the contract is in force and before the Annuity Commencement Date. The rider may not be terminated prior to the Annuity Commencement Date. On the Annuity Commencement Date, the rider, and the benefits you are eligible to receive thereunder, will terminate.

At any time before the Annuity Commencement Date, you can elect to annuitize under current annuity rates in lieu of continuing Lifetime Income Plus. This may provide a higher income amount and/or more favorable tax treatment than payments made under this rider.

Change of Ownership

We must approve any assignment or sale of this contract unless the assignment is a court ordered assignment.

General Provisions

For purposes of this rider:

•	A non-natural entity owner must name an Annuitant and may name the Annuitant’s spouse as a Joint Annuitant.

•	An individual owner must also be an Annuitant.

•	You may name only your spouse as a joint owner.

•	If there is only one owner, that owner may name only his or her spouse as a Joint Annuitant at issue.

•	If you marry after issue, you may add your spouse as a joint owner and Joint Annuitant or as a Joint Annuitant only, subject to our approval.

•	Under federal tax law, all contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

Civil union partners are not permitted to continue the contract without taking required distributions upon the death of an owner. Therefore, even if named a joint owner/Joint Annuitant, a civil union partner will have to take required distributions upon the death of the other joint owner/Joint Annuitant. See the “Distribution Rules” provision of this prospectus. If this situation applies to you, you should consult a tax adviser.

Death Provisions

At the death of the last Annuitant, a death benefit may be payable under this contract and rider. The amount of any death benefit payable will be the greatest of (a), (b) and (c), where:

(a)	is the death benefit as calculated under the base Contract;

(b)	is the Rider Death Benefit; and

(c)	is any amount payable by any other optional death benefit rider.

The death benefit payable will be paid according to the distribution rules under the contract.

If the designated beneficiary is a surviving spouse who is not an Annuitant, whose age is 50 through 85, and who elects to continue the contract as the new owner, this rider will continue. The Withdrawal Base for the new owner will be the death benefit determined as of the first Valuation Day we have receipt of due proof of death and all required forms at our Home Office. The Withdrawal Factor for the new owner will be based on the age of that owner on the date of the first Gross Withdrawal for that owner.

If the designated beneficiary is a surviving spouse who is an Annuitant and who elects to continue the contract as the owner, this rider will continue. The Withdrawal Base will be the same as it was under the contract for the deceased owner. If no withdrawals were taken prior to the first Valuation Day we receive due proof of death and all required forms at our Home Office, the Withdrawal Factor for the surviving spouse will be established based on the attained age of the surviving spouse on the date of the first Gross Withdrawal for the surviving spouse. Otherwise, the Withdrawal Factor will continue as it was under the contract for the deceased Owner.

If the surviving spouse cannot continue the rider, the rider and the rider charge will terminate on the next contract anniversary.

Proceeds that were transferred to the Goldman Sachs Variable Insurance Trust — Government Money Market Fund upon the death of the owner will be reallocated to the Investment Strategy, if applicable, and the asset percentages then in effect at the time of the death of the owner. Such reallocations will not be counted as a transfer for the purpose of the number of transfers allowed under the contract in a calendar year.

Examples

The following examples show how Lifetime Income Plus works based on hypothetical values. It is not intended to depict investment performance of the contract.

This example assumes:

(1)	the owner, who is also the Annuitant, purchases the contract for $100,000;

(2)	the owner makes no additional purchase payments;

(3)	all Contract Value is allocated in accordance with the prescribed Investment Strategy at all times;

(4)	the owner is age 65 at issue and has a Withdrawal Factor of 5.5%;

(5)	the contract earns a net return of -2%;

(6)	the owner takes partial withdrawals equal to the Withdrawal Limit (which is the Withdrawal Factor multiplied by the greater of the Contract Value as of the prior contract anniversary and the Withdrawal Base) until the Contract Value reduces to zero, at which time a supplemental contract is issued which pays the Withdrawal Limit for the rest of the owner’s life; and

(7)	the owner dies upon reaching age 90.

Age	Contract Value – Beginning of Year	Withdrawals Taken – End of Year	Contract Value – End of Year	Withdrawal Base – End of Year	Rider Death Benefit – End of Year
65	$100,000	$5,500	$92,500	$100,000	$94,500
66	92,500	5,500	85,150	100,000	89,000
67	85,150	5,500	77,947	100,000	83,500
68	77,947	5,500	70,888	100,000	78,000
69	70,888	5,500	63,970	100,000	72,500
70	63,970	5,500	57,191	100,000	67,000
71	57,191	5,500	50,547	100,000	61,500
72	50,547	5,500	44,036	100,000	56,000
73	44,036	5,500	37,625	100,000	50,500
74	37,625	5,500	31,343	100,000	45,000
75	31,343	5,500	25,186	100,000	39,500
76	25,186	5,500	19,152	100,000	34,000
77	19,152	5,500	13,239	100,000	28,500
78	13,239	5,500	7,444	100,000	23,000
79	7,444	5,500	1,766	100,000	17,500
80	1,766	5,500	—	100,000	12,000
81	—	5,500	—	100,000	6,500
82	—	5,500	—	100,000	1,000
83	—	5,500	—	100,000	—
84	—	5,500	—	100,000	—
85	—	5,500	—	100,000	—
86	—	5,500	—	100,000	—
87	—	5,500	—	100,000	—
88	—	5,500	—	100,000	—
89	—	5,500	—	100,000	—

This next example assumes:

(1)	the owner, who is also the Annuitant, purchases the contract for $100,000;

(2)	the owner makes no additional purchase payments;

(3)	all Contract Value is allocated in accordance with the prescribed Investment Strategy at all times;

(4)	the owner is age 65 at issue and has a Withdrawal Factor of 5.5%;

(5)	the contract earns a net return of 8%;

(6)	the owner takes partial withdrawals equal to the Withdrawal Limit (which is the Withdrawal Factor multiplied by the greater of the Contract Value as of the prior contract anniversary and the Withdrawal Base) for the rest of the owner’s life;

(7)	the owner resets the Withdrawal Base every contract anniversary; and

(8)	the owner dies upon reaching age 90.

Age	Contract Value – Beginning of Year	Withdrawals Taken – End of Year	Contract Value – End of Year	Withdrawal Base – Beginning of Year	Rider Death Benefit – End of Year
65	$100,000	$5,500	$102,500	$100,000	$94,500
66	102,500	5,638	105,063	102,500	88,863
67	105,063	5,778	107,689	105,063	83,084
68	107,689	5,923	110,381	107,689	77,161
69	110,381	6,071	113,141	110,381	71,090
70	113,141	6,223	115,969	113,141	64,867
71	115,969	6,378	118,869	115,969	58,489
72	118,869	6,538	121,840	118,869	51,951
73	121,840	6,701	124,886	121,840	45,250
74	124,886	6,869	128,008	124,886	38,381
75	128,008	7,040	131,209	128,008	31,341
76	131,209	7,216	134,489	131,209	24,124
77	134,489	7,397	137,851	134,489	16,728
78	137,851	7,582	141,297	137,851	9,146
79	141,297	7,771	144,830	141,297	1,374
80	144,830	7,966	148,451	144,830	—
81	148,451	8,165	152,162	148,451	—
82	152,162	8,369	155,966	152,162	—
83	155,966	8,578	159,865	155,966	—
84	159,865	8,793	163,862	159,865	—
85	163,862	9,012	167,958	163,862	—
86	167,958	9,238	172,157	167,958	—
87	172,157	9,469	176,461	172,157	—
88	176,461	9,705	180,873	176,461	—
89	180,873	9,948	185,394	180,873	—

Lifetime Income Plus

For contracts issued prior to May 1, 2006 or the date on which state insurance authorities approve applicable contract modifications.

The disclosure for Lifetime Income Plus in this section applies to contracts issued prior to May 1, 2006 or the date on which state insurance authorities approve applicable contract modifications. For contracts issued after that date, please see the disclosure for Lifetime Income Plus in the previous section.

Because this contract is no longer offered and sold, Lifetime Income Plus is no longer available to purchase under the contract.

Lifetime Income Plus provides guaranteed withdrawals until the first death of an Annuitant, with upside potential, provided you meet certain conditions. If you:

•	allocate all Contract Value to the prescribed Investment Strategy; and

•	limit total Gross Withdrawals in each Benefit Year to an amount no greater than the Withdrawal Limit;

then you will be eligible to receive total Gross Withdrawals in each Benefit Year equal to the Withdrawal Limit until the first death of an Annuitant.

For important information about the Investment Strategy, please see the “Investment Strategy for the Guaranteed Minimum Withdrawal Benefit Rider Options” provision below.

The guaranteed minimum withdrawal benefit provided under the rider may be reduced or lost based on the withdrawals you take from the contract. For example, your guaranteed minimum withdrawal benefit will be reduced if you take excess withdrawals in a Benefit Year. See the “Withdrawals” provision below. Your benefit will also be reduced if you choose not to follow the Investment Strategy. See the “Purchase Payments” provision below. You will also lose the guaranteed minimum withdrawal benefit if you annuitize or surrender the contract. In addition, you will no longer receive lifetime payments of your guaranteed minimum withdrawal benefit if (i)(a) after a withdrawal, your Contract Value is less than the amount required to keep your contract in effect or (b) your Contract Value is reduced to $0 and (ii) your Withdrawal Limit is less than $100. Instead, you could receive, at least, a lump sum equal to the present value of future lifetime payments in the amount of the Withdrawal Limit.

The Rider Death Benefit provided under the rider, if elected, will be reduced and may be lost based on withdrawals you take from the contract. Your benefit will also be reduced if you choose not to follow the Investment Strategy. See the “Purchase Payments” provision below. You will also lose the Rider Death Benefit if you annuitize or surrender the contract.

Withdrawal Limit. The Withdrawal Limit is calculated on each Valuation Day. The Withdrawal Limit is (a) multiplied by (b) where:

(a)	is the greater of the Contract Value on the prior contract anniversary and the Withdrawal Base; and

(b)	is the Withdrawal Factor.

Withdrawal Base. The Withdrawal Base is an amount used to establish the Withdrawal Limit. The Withdrawal Factor is based on the age of the younger Annuitant on the earlier of the Valuation Day of the first Gross Withdrawal or the Valuation Day when the Contract Value is reduced to zero. Age will be determined as of the later of the Contract Date and the previous contract anniversary.

Your initial Withdrawal Base is equal to your initial purchase payment received and is adjusted when any subsequent purchase payment is received (see “Purchase Payments” below). Your Withdrawal Base can never exceed $2,000,000. This maximum amount applies to all contracts that you own with us and our affiliated companies.

Death Provisions Under Lifetime Income Plus. This rider provides a death benefit equal to purchase payments, minus Gross Withdrawals (the “Rider Death Benefit”). At the death of any Annuitant, a death benefit is payable under the contract. The death benefit payable is the greatest of (a), (b), and (c), where:

(a)	is the death benefit as calculated under the base contract;

(b)	is the Rider Death Benefit;

(c)	is any amount payable by any other optional death benefit rider.

The death benefit payable will be paid in accordance with the distribution rules under the contract. (See the “Distribution Rules When Death Occurs Before Income Payments Begin” in this prospectus.)

If the designated beneficiary is a surviving spouse whose age is at least 60 and not more than 85 on the date of the death of the first Annuitant, and such spouse elects to continue the contract as the new owner, this rider will continue. As of the first Valuation Day on which we have receipt of due proof of death and all required forms at our Home Office, the Withdrawal Base for the new owner will be the equal to the death benefit as calculated in the paragraph above.

The new Withdrawal Factor for the new owner will be based on the age of that owner on the date of the first Gross Withdrawal for that owner.

If the surviving spouse cannot or does not, continue the rider, or if the designated beneficiary is not a spouse, the rider and the rider charge will terminate on the next contract anniversary.

Purchase Payments. Any purchase payment applied to your contract will adjust your Withdrawal Base and your Rider Death Benefit. In order to obtain the full benefit provided by this rider, you must allocate all assets to the prescribed Investment Strategy since the Benefit Date. If you have allocated all assets to the prescribed Investment Strategy since the Benefit Date, any subsequent purchase payment will be added to the Withdrawal Base and the Rider Death Benefit.

Beginning on the first Valuation Day after you choose not to follow the Investment Strategy, your Withdrawal Factor and Rider Death Benefit will be reduced by 50%.

We will not reduce your Withdrawal Factor or Rider Death Benefit if you are not following the Investment Strategy due to a Portfolio liquidation or a Portfolio dissolution and the assets are transferred from the liquidated or dissolved Portfolio to another Portfolio.

If you have not allocated assets to a prescribed Investment Strategy, which consequently caused a reduction in your Withdrawal Factor and Rider Death Benefit and then you make a subsequent purchase payment, only 50% of the subsequent purchase payment will be added to the Withdrawal Base and the Rider Death Benefit.

Important Note. We reserve the right to not adjust the Withdrawal Base and/or the Rider Death Benefit for any subsequent purchase payments received. As a result, it is possible that you would not be able to make subsequent purchase payments after the initial purchase payment to take advantage of the benefits provided by Lifetime Income Plus that would be associated with such additional purchase payments. For example, if you make purchase payments that are not included in the calculation of your Withdrawal Base or the Rider Death Benefit, you will pay a higher rider charge to the extent that the purchase payments increase the Contract Value upon which the charge is imposed. Also, to the extent your Contract Value is increased by such purchase payments, you are less likely to realize any benefit under Lifetime Income Plus, because it is less likely that your Contract Value will be less than the Withdrawal Base. Before making purchase payments that do not increase the Withdrawal Base or Rider Death Benefit, you should consider that: (i) the guaranteed amounts provided by the Withdrawal Base and the Rider Death Benefit will not include such purchase payments; (ii) any such purchase payments make it less likely that you will receive a benefit in the form of an additional amount even if your Contract Value has declined; and (iii) this rider may not make sense for you if you intend to make purchase payments that will not increase the Withdrawal Base and the Rider Death Benefit.

Restoration or Reset of the Benefit. If your Withdrawal Factor and Rider Death Benefit have been reduced because you have not allocated all assets to the prescribed Investment Strategy, you will have a one-time opportunity to restore your Withdrawal Factor and Rider Death Benefit.

You may also reset your Withdrawal Base to the Contract Value as of the contract anniversary, at least three years after your Benefit Date. We may assess an increased charge, not to exceed an annualized rate of 2.00% of your assets in the Separate Account.

Effective on and after July 15, 2019, the charge for Lifetime Income Plus increased, on an annual basis, to 1.25% upon reset of the Withdrawal Base. If you are potentially impacted, you will receive written notice in advance of your contract anniversary informing you of your options as well as a discussion of certain circumstances in which a reset would not be in your best interest. If your rider is scheduled to systematically reset, you will have the opportunity to opt-out of the systematic reset and resulting rider charge increase. If you have to request a manual reset, you will have the opportunity to reset and, if you reset, incur the higher rider charge. We reserve the right to discontinue sending written notice of the potential impact of a reset after we send you the first notice.

There are similarities as well as distinct differences between restoring your Withdrawal Factor and resetting your Withdrawal Base and Withdrawal Factor. The following provides a comparison of those similarities and differences:

Restore Provision	Reset Provision
May only be restored one time and must be restored on a contract anniversary	May be reset on any contract anniversary at least three years after your Benefit Date
You must allocate all assets to the prescribed Investment Strategy in effect as of the last Benefit Date prior to the reduction in benefits	You must allocate all assets to the prescribed Investment Strategy available as of the date of the reset
Your rider charge assessed will remain the same as the charge that was in effect as of your last Benefit Date prior to the reduction in benefits	Your rider charge may increase, not to exceed an annualized rate of 2.00% of assets in the Separate Account, calculated on a daily basis
Your Withdrawal Base will be the lesser of the current Contract Value and your prior Withdrawal Base	Your Withdrawal Base will be reset to equal your Contract Value as of the date you reset your benefit
The Withdrawal Factor will be restored to 100% of the original age Withdrawal Factor	The Withdrawal Factor will be reset to 100% of the original age Withdrawal Factor
The Rider Death Benefit will be the lesser of Contract Value and total purchase payments, less Gross Withdrawals	The Rider Death Benefit will be the lesser of Contract Value and total purchase payments, less Gross Withdrawals

For either a restoration of your Withdrawal Factor, or a reset of a new Withdrawal Base, we must receive notice of your election in writing at our Home Office, at least 15 days prior to your next contract anniversary. You may restore your Withdrawal Factor and Rider Death Benefit only once during the life of your contract.

You may not use the restore or reset provision if any Annuitant is age 86 or older on the contract anniversary prior to the receipt of that request. We reserve the right to limit the next available restoration date to a contract anniversary on or after three complete years from the Benefit Date.

Systematic Resets. You may elect to reset your Withdrawal Base automatically on an available contract anniversary (a “systematic reset”). If you have not previously elected to systematically reset your benefit, or if your election has terminated, we must receive written notice of your election to systematically reset your benefit at our Home Office at least 15 days prior to your next contract anniversary.

A systematic reset of your Withdrawal Base will occur when your contract value is higher than the Withdrawal Base as of the available contract anniversary or, if the contract anniversary is not a Valuation Day, as of the next Valuation Day. By “available contract anniversary” we mean a contract anniversary on which you are eligible to reset your benefit, as such requirements (age and otherwise) are described herein.

Systematic resets will continue until and unless:

(a)	the Investment Strategy is violated;

(b)	the owner (or owners) submits a written request to terminate systematic resets;

(c)	income payments begin via annuitization;

(d)	the Investment Strategy changes, allocations are affected, and we do not receive confirmation of new allocations; or

(e)	ownership changes.

Please note that a systematic reset will occur on an available contract anniversary if contract value is even nominally higher than the Withdrawal Base (e.g., as little as $1.00 or even $0.01 higher) and, therefore, a systematic reset may not be in your best interest because: (i) the charge for this rider may be higher than your previous charge; (ii) the Investment Strategy will be reset to the current Investment Strategy (the Investment Strategy offered on the reset date); and (iii) you will not be able to again reset your benefit for three years. Please carefully consider whether it is in your best interest to elect to systematically reset your Withdrawal Base.

Withdrawals. If a Gross Withdrawal, plus all prior Gross Withdrawals in a Benefit Year is in excess of the Withdrawal Limit, your Withdrawal Base and Rider Death Benefit are reduced. The new Withdrawal Base equals the lesser of (a) and (b), where:

(a)	is the Contract Value on the Valuation Day after the Gross Withdrawal; and

(b)	is the prior Withdrawal Base minus the Gross Withdrawal.

The new Rider Death Benefit equals the lesser of (a) and (b), where:

(a)	is the Contract Value on the Valuation Day after the Gross Withdrawal; and

(b)	is the prior Rider Death Benefit minus the Gross Withdrawal.

If the total Gross Withdrawals in a Benefit Year are less than or equal to the Withdrawal Limit, we will waive any surrender charge on such total Gross Withdrawals.

The Withdrawal Limit will be increased for any Benefit Year to the extent necessary to meet any minimum distribution requirements based on life expectancy under federal tax law. This increase applies only to the required minimum distribution based on the Contract Value.

You should carefully consider when to begin taking withdrawals if you elected Lifetime Income Plus. The longer you wait before beginning to take withdrawals, the higher the Withdrawal Factor will be, which is one of the components used to determine the amount of your Withdrawal Limit. If you delay taking withdrawals too long, however, you may limit the number of years available for you to take withdrawals in the future (due to life expectancy) and you may be paying for a benefit you are not using.

Your Contract Value after taking a withdrawal may be less than the amount required to keep your contract in effect. In this event your contract, all riders and endorsements, including this rider, will terminate and the following will occur:

•	If the Withdrawal Limit is less than $100, we will pay you the greatest of the Rider Death Benefit, the Contract Value and the present value of the Withdrawal Limit in a lump sum calculated using the Annuity 2000 Mortality Table and an interest rate of 3%.

•	If the Withdrawal Limit is greater than or equal to $100, we will issue you a supplemental contract. We will continue to pay you the Withdrawal Limit until the first death of an Annuitant. We will make payments monthly or on another periodic basis agreed to by us. If the monthly amount is less than $100, we will reduce the frequency so that the payment will be at least $100.

Rider Charge. We assess a charge for the guaranteed minimum withdrawal benefit provided by the rider. The charge for Lifetime Income Plus for those contracts that reset their Withdrawal Base on or after July 15, 2019 is equal to 1.25% of the daily net assets in the Separate Account. The charge for Lifetime Income Plus for those contracts that have not reset their Withdrawal Base on or after July 15, 2019 is equal to 0.60% of the daily net assets in the Separate Account.

The deduction for the rider charge from the Separate Account is reflected in your Contract Value. The charge for this rider continues even if you do not allocate assets in accordance with the prescribed Investment Strategy and the benefits you are eligible to receive are reduced. If you reset your benefit and allocate assets in accordance with the prescribed Investment Strategy available at that time, we will reset the charge for the rider, which may be higher than your previous charge, but will never exceed an annualized rate of 2.00% of your daily net assets in the Separate Account.

Please note that you will begin paying the rider charge as of the date the rider takes effect, even if you do not begin taking withdrawals under the rider for many years, or ever. We will not refund the charges you have paid under the rider if you never choose to take withdrawals and/or if you never receive any payments under the rider.

Considerations. While the rider is designed to provide life-time withdrawal benefits, these benefits are only guaranteed to the extent you comply with the limits, conditions and restrictions set forth in the contract.

When the Rider is Effective

Lifetime Income Plus must be elected at application. Lifetime Income Plus is not available for contracts issued on or after May 1, 2008. The rider will remain in effect while the contract is in force and before income payments begin. The rider may not be terminated prior to the Annuity Commencement Date. On the Annuity Commencement Date, the rider, and the benefits you are eligible to receive thereunder, will terminate.

At any time before the Annuity Commencement Date, you can elect to annuitize under current annuity rates in lieu of continuing Lifetime Income Plus. This may provide a higher income amount and/or more favorable tax treatment than payments made under this rider.

Ownership and Change of Ownership

We must approve any assignment or sale of this contract unless the assignment is a court ordered assignment.

If you marry after issue, you may add your spouse as a joint owner and Joint Annuitant or as a Joint Annuitant only, subject to our approval.

Under federal tax law, all contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

Civil union partners are not permitted to continue the contract without taking required distributions upon the death of an owner. Therefore, even if named a joint owner/Joint Annuitant, a civil union partner will have to take required distributions upon the death of the other joint owner/Joint Annuitant. See the “Distribution Rules” provision of this prospectus. If this situation applies to you, you should consult a tax adviser.

Spousal Continuation

If the designated beneficiary is a surviving spouse who elects to continue the contract as the new owner, this rider will continue.

Proceeds that were transferred to the Goldman Sachs Variable Insurance Trust — Government Money Market Fund upon the death of the owner will be reallocated to the Investment Strategy, if applicable, and the asset percentages then in effect at the time of the death of the owner. Such reallocations will not be counted as a transfer for the purpose of the number of transfers allowed under the contract in a calendar year.

Examples

The following examples show how Lifetime Income Plus works based on hypothetical values. The examples are for illustrative purposes only and are not intended to depict investment performance of the contract and, therefore, should not be relied upon in making a decision to invest in the rider or contract.

This example assumes:

(1)	the owner, who is also the Annuitant, purchases the contract for $100,000;

(2)	the owner makes no additional purchase payments;

(3)	all Contract Value is allocated in accordance with the prescribed Investment Strategy at all times;

(4)	the owner is age 65 at issue and has a Withdrawal Factor of 5%;

(5)	the contract earns a net return of -2%;

(6)	the owner takes partial withdrawals equal to the Withdrawal Limit (which is the Withdrawal Factor multiplied by the greater of the Withdrawal Base and the Contract Value as of the prior contract anniversary) until the Contract Value reduces below $1,000, at which time a supplemental contract is issued which pays the Withdrawal Limit for the rest of the owner’s life; and

(7)	the owner dies upon reaching age 90.

Age	Contract Value – Beginning of Year	Withdrawals Taken – End of Year	Contract Value – End of Year	Withdrawal Base – End of Year	Rider Death Benefit – End of Year
65	$100,000	$5,000	$93,000	$100,000	$95,000
66	93,000	5,000	86,140	100,000	90,000
67	86,140	5,000	79,417	100,000	85,000
68	79,417	5,000	72,829	100,000	80,000
69	72,829	5,000	66,372	100,000	75,000
70	66,372	5,000	60,045	100,000	70,000
71	60,045	5,000	53,844	100,000	65,000
72	53,844	5,000	47,767	100,000	60,000
73	47,767	5,000	41,812	100,000	55,000
74	41,812	5,000	35,945	100,000	50,000
75	35,945	5,000	30,197	100,000	45,000
76	30,197	5,000	24,563	100,000	40,000
77	24,563	5,000	19,041	100,000	35,000
78	19,041	5,000	13,631	100,000	30,000
79	13,631	5,000	8,328	100,000	25,000
80	8,328	5,000	3,131	100,000	20,000
81	3,131	5,000	—	100,000	15,000
82	—	5,000	—	100,000	10,000
83	—	5,000	—	100,000	5,000
84	—	5,000	—	100,000	—
85	—	5,000	—	100,000	—
86	—	5,000	—	100,000	—
87	—	5,000	—	100,000	—
88	—	5,000	—	100,000	—
89	—	5,000	—	100,000	—

This next example assumes:

(1)	the owner, who is also the Annuitant, purchases the contract for $100,000;

(2)	the owner makes no additional purchase payments;

(3)	all Contract Value is allocated in accordance with the prescribed Investment Strategy at all times;

(4)	the owner is age 65 at issue and has a Withdrawal Factor of 5%;

(5)	the contract earns a net return of 8%;

(6)	the owner takes partial withdrawals equal to the Withdrawal Limit (which is the Withdrawal Factor multiplied by the greater of the Withdrawal Base and the Contract Value as of the prior contract anniversary) for the rest of the owner’s life;

(7)	the owner dies upon reaching age 90; and

(8)	the Withdrawal Base is reset every three contract anniversaries.

Age	Contract Value – Beginning of Year	Withdrawals Taken – End of Year	Contract Value – End of Year	Withdrawal Base – End of Year	Rider Death Benefit – End of Year
65	$100,000	$5,000	$103,000	$100,000	$95,000
66	103,000	5,150	106,090	100,000	89,850
67	106,090	5,305	109,273	100,000	84,546
68	109,273	5,464	112,551	109,273	79,082
69	112,551	5,628	115,927	109,273	73,454
70	115,927	5,796	119,405	109,273	67,658
71	119,405	5,970	122,987	119,405	61,688
72	122,987	6,149	126,677	119,405	55,538
73	126,677	6,334	130,477	119,405	49,204
74	130,477	6,524	134,392	130,477	42,681
75	134,392	6,720	138,423	130,477	35,961
76	138,423	6,921	142,576	130,477	29,040
77	142,576	7,129	146,853	142,576	21,911
78	146,853	7,343	151,259	142,576	14,568
79	151,259	7,563	155,797	142,576	7,005
80	155,797	7,790	160,471	155,797	—
81	160,471	8,024	165,285	155,797	—
82	165,285	8,264	170,243	155,797	—
83	170,243	8,512	175,351	170,243	—
84	175,351	8,768	180,611	170,243	—
85	180,611	9,031	186,029	170,243	—
86	186,029	9,301	191,610	186,029	—
87	191,610	9,581	197,359	186,029	—
88	197,359	9,868	203,279	186,029	—
89	203,279	10,164	209,378	203,279	—

Guaranteed Withdrawal Advantage

Because this contract is no longer offered and sold, Guaranteed Withdrawal Advantage is no longer available to purchase under the contract.

The Guaranteed Withdrawal Advantage provides guaranteed withdrawals, with upside potential, provided you meet certain conditions. If you:

•	allocate all Contract Value to the prescribed Investment Strategy; and

•	limit total Gross Withdrawals in each Benefit Year to an amount less than or equal to the Withdrawal Limit;

you will be eligible to receive total Gross Withdrawals at least equal to your protected amount, even if your Contract Value reduces to zero.

For important information about the Investment Strategy, please see the “Investment Strategy for the Guaranteed Minimum Withdrawal Benefit Rider Options” provision below.

The guaranteed minimum withdrawal benefit provided under the rider may be reduced or lost based on the withdrawals you take from the contract. For example, your guaranteed minimum withdrawal benefit will be reduced if you take excess withdrawals in a Benefit Year. See the “Withdrawals” provision below. Your benefit will also be reduced if you choose not to follow the Investment Strategy. See the “Subsequent Purchase Payments” provision below. You will also lose the guaranteed minimum withdrawal benefit if you annuitize or surrender the contract.

Withdrawal Limit. The Withdrawal Limit is calculated on each Valuation Day. The Withdrawal Limit is equal to (a) multiplied by (b), where:

(a)	is the protected amount; and

(b)	is the Withdrawal Factor for the wait period.

The wait period is the number of completed months from the later of the Benefit Date and the Valuation Day of the most recent purchase payment to the Valuation Day of the first withdrawal after that date.

Protected Amount. Your protected amount is used to calculate the Withdrawal Limit, which is the total amount you may withdraw in a Benefit Year without reducing the benefits provided under this rider. Your initial protected amount equals purchase payments applied to the contract on the Contract Date. The protected amount does not change unless:

•	an additional purchase payment is applied to your protected amount; or

•	you elect to reset the protected amount.

Your protected amount can never exceed $2,000,000. This maximum amount applies to all contracts that you own with us and our affiliated companies.

Your initial remaining amount is equal to your initial protected amount.

Subsequent Purchase Payments. Any additional purchase payment applied to your contract will adjust your protected amount and remaining amount. If you have allocated assets in accordance with the prescribed Investment Strategy since the Benefit Date, the protected amount and remaining amount will be increased by the subsequent purchase payment. Otherwise, both the protected amount and the remaining amount will be increased only by 50% of the purchase payment.

Important Note. We reserve the right to not adjust protected amounts and remaining amounts for any additional purchase payments. As a result, it is possible that you would not be able to make subsequent purchase payments after the initial purchase payment to take advantage of the benefits provided by the Guaranteed Minimum Withdrawal Benefit Rider that would be associated with such additional purchase payments. For example, if you make purchase payments that are not included in the calculation of your protected amount and remaining amount, you will pay a higher rider charge to the extent that the purchase payments increase the Contract Value upon which the charge is imposed. Also, to the extent your Contract Value is increased by such purchase payments, you are less likely to realize any benefit under the Guaranteed Minimum Withdrawal Benefit Rider, because it is less likely that your Contract Value will be less than the protected amount or remaining amount, as the case may be. Before making purchase payments that do not increase the protected amount and remaining amount, you should consider that: (i) the guaranteed amounts provided by the protected amount and remaining amount will not include such purchase payments; (ii) any such purchase payments make it less likely that you will receive a benefit in the form of an additional amount even if your Contract Value has declined; and (iii) this rider may not make sense for you if you intend to make purchase payments that will not increase the protected amount and remaining amount.

Reset. On any monthly anniversary after five complete years from your Benefit Date, you may elect to reset your benefit and to participate in the Investment Strategy available at that time, provided we receive written notice of your election at our Home Office. If you do, we will as of that reset date:

•	reset the protected amount and remaining amount to equal your Contract Value;

•	reset the charge for this rider (the new charge, which may be higher than your previous charge, will never exceed an annual rate of 1.00%); and

•	reset the Investment Strategy to the current Investment Strategy.

We reserve the right to limit the next available reset date to an anniversary on or after five complete years from the Benefit Date.

Withdrawals. If a Gross Withdrawal plus all prior Gross Withdrawals in a Benefit Year is less than or equal to the Withdrawal Limit, the remaining amount is reduced by the Gross Withdrawal.

If a Gross Withdrawal, plus all prior Gross Withdrawals in a Benefit Year, is in excess of the Withdrawal Limit, your remaining amount is reduced, causing a reduction in your total benefits provided under this rider. The new remaining amount equals the lesser of (a) and (b), where:

(a)	is the Contract Value after the Gross Withdrawal; and

(b)	is the prior remaining amount less the Gross Withdrawal.

If the total Gross Withdrawals in a Benefit Year is less than or equal to the Withdrawal Limit, we will waive any surrender charge on such total Gross Withdrawals.

Reduction in Contract Value. Your Contract Value after taking a withdrawal may be less than the amount required to keep your contract in effect. In this event, your contract and any other riders and endorsements will terminate and the following will occur:

•	If the Withdrawal Limit is less than $100, we will pay you the greater of the remaining amount or Contract Value in a lump sum.

•	If the Withdrawal Limit is greater than or equal to $100, we will issue you a supplemental contract. We will continue to pay you the Withdrawal Limit until you have received the greater of the remaining amount or Contract Value as determined on the Valuation Day the supplemental contract was issued. We will make payments monthly unless agreed otherwise. If the monthly amount is less than $100, we will reduce the frequency so that the payment received will be at least $100.

Considerations. While the rider is designed to provide the guaranteed withdrawals, this benefit is only guaranteed to the extent you comply with the limits, conditions and restrictions set forth in the contract.

When the Rider is Effective

Guaranteed Withdrawal Advantage must be elected at application. Guaranteed Withdrawal Advantage is not available for contracts issued on or after May 1, 2007. The rider will remain in effect while the contract is in force and before income payments begin. The rider may not be terminated prior to the Annuity Commencement Date. On the Annuity Commencement Date, the rider, and the benefits you are eligible to receive thereunder, will terminate.

Ownership and Change of Ownership

We must approve any assignment or sale of this contract unless the assignment is a court ordered assignment.

If you marry after issue, you may add your spouse as a joint owner and Joint Annuitant or as a Joint Annuitant only, subject to our approval.

Under federal tax law, all contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

Civil union partners are not permitted to continue the contract without taking required distributions upon the death of an owner. Therefore, even if named a joint owner/Joint Annuitant, a civil union partner will have to take required distributions upon the death of the other joint owner/Joint Annuitant. See the “Distribution Rules” provision of this prospectus. If this situation applies to you, you should consult a tax adviser.

Spousal Continuation

If the designated beneficiary is a surviving spouse who elects to continue the contract as the new owner, this rider will continue.

Proceeds that were transferred to the Goldman Sachs Variable Insurance Trust — Government Money Market Fund upon the death of the owner will be reallocated to the Investment Strategy, if applicable, and the asset percentages then in effect at the time of the death of the owner. Such reallocations will not be counted as a transfer for the purpose of the number of transfers allowed under the contract in a calendar year.

Examples

The following examples show how the Guaranteed Minimum Withdrawal Benefit Rider works based on hypothetical values. The examples are for illustrative purposes only and are not intended to depict investment performance of the contract and, therefore, should not be relied upon in making a decision to invest in the rider or contract.

The first example assumes:

(1)	the owner purchases the contract for $100,000;

(2)	the owner makes no additional purchase payments;

(3)	all Contract Value is allocated in accordance with the prescribed Investment Strategy at all times;

(4)	the contract earns a net return of -2%; and

(5)	the owner takes withdrawals equal to the Withdrawal Limit (which is $7,000, or 7% of the protected amount) beginning in each Benefit Year until the remaining amount is exhausted.

Contract Value – Beginning of Year	Withdrawals Taken – End of Year	Contract Value – End of Year	Protected Amount	Remaining Amount
$100,000	$7,000	$91,000	$100,000	$93,000
91,000	7,000	82,180		86,000
82,180	7,000	73,536		79,000
73,536	7,000	65,066		72,000
65,066	7,000	56,764		65,000
56,764	7,000	48,629		58,000
48,629	7,000	40,656		51,000
40,656	7,000	32,813		44,000
32,813	7,000	25,127		37,000
25,127	7,000	17,595		30,000
17,595	7,000	10,213		23,000
10,213	7,000	2,978		16,000
2,978	7,000	—		9,000
—	7,000	—		2,000
—	2,000	—		—
			Total Received	$100,000

This next example assumes:

(1)	the owner purchases the contract for $100,000;

(2)	the owner makes no additional purchase payments;

(3)	all Contract Value is allocated in accordance with the prescribed Investment Strategy at all times;

(4)	the contract earns a net return of -2%; and

(5)	the owner takes no withdrawals in the first five Benefit Years and then takes withdrawals equal to the Withdrawal Limit (which is $10,000, or 10% of the protected amount) beginning in the sixth Benefit Year until the remaining amount is exhausted.

Contract Value – Beginning of Year	Withdrawals Taken – End of Year	Contract Value – End of Year	Protected Amount	Remaining Amount
$100,000	—	$98,000	$100,000	$100,000
98,000	—	96,040		100,000
96,040	—	94,119		100,000
94,119	—	92,237		100,000
92,237	—	90,392		100,000
90,392	$10,000	78,584		90,000
78,584	10,000	67,013		80,000
67,013	10,000	55,672		70,000
55,672	10,000	44,559		60,000
44,559	10,000	33,638		50,000
33,638	10,000	22,935		40,000
22,935	10,000	12,446		30,000
12,446	10,000	2,167		20,000
2,167	10,000	—		10,000
—	10,000	—		—
			Total Received	$100,000

Investment Strategy for the Guaranteed Minimum Withdrawal Benefit Rider Options

In order to receive the full benefit provided by each of the Guaranteed Minimum Withdrawal Benefit Rider Options, you must invest all purchase payments and allocations in accordance with a prescribed Investment Strategy. Except for Lifetime Income Plus 2008 and Lifetime Income Plus Solution, if you do not allocate all assets in accordance with a prescribed Investment Strategy, your benefit under the rider will be reduced by 50%. Even if your benefit is reduced, you will continue to pay the full amount charged for the rider. Contract owners that own Lifetime Income Plus 2008 or Lifetime Income Plus Solution must always allocate assets in accordance with the Investment Strategy.

The Investment Strategy for Guaranteed Withdrawal Advantage, Lifetime Income Plus and Lifetime Income Plus 2007 is discussed in this section. The Investment Strategy for Lifetime Income Plus 2008 is discussed above in the “Lifetime Income Plus 2008” provision of this prospectus. The Investment Strategy for Lifetime Income Plus Solution is discussed above in the “Lifetime Income Plus Solution” provision of this prospectus.

Investment Strategies may change from time to time. You may allocate your assets in accordance with your Investment Strategy prescribed at the time the contract was issued, or in accordance with the Investment Strategy in effect at the time you reset your benefit. Therefore, you may have assets allocated to an Investment Strategy that is different than the Investment Strategy described in this prospectus. Your ability to choose different Investment Strategies is limited, as described below.

For contracts issued on or after May 1, 2007 and for contract owners who reset their benefit under the rider on or after May 1, 2007, the Investment Strategy includes Designated Subaccounts and Asset Allocation Model C. Under this Investment Strategy, contract owners may allocate assets to either Asset Allocation Model C or to one or more Designated Subaccounts. Contract owners may not allocate assets to Asset Allocation Model C and one or more Designated Subaccounts. For more information about Asset Allocation Model C and the Subaccounts comprising Asset Allocation Model C and the Designated Subaccounts, please see the “Subaccounts” and “Asset Allocation Program” provisions of this prospectus.

On a monthly basis, we will rebalance your Contract Value to the Subaccounts in accordance with the percentages that you have chosen to invest in the Designated Subaccounts or in accordance with the allocations that comprise Asset Allocation Model C. In addition, we will also rebalance your Contract Value on any Valuation Day after any transaction involving a withdrawal, receipt of a purchase payment or a transfer of Contract Value, unless you instruct us otherwise.

Shares of a Portfolio may become unavailable under the contract for new purchase payments, transfers and asset rebalancing. As a result, shares of a Portfolio may also become unavailable under your Investment Strategy. Investment Strategies may be modified to respond to such events by removing unavailable Portfolios and adding new Portfolios as appropriate. Because such changes may affect your allocation instructions, you will need to provide updated allocation instructions to comply with the modified Investment Strategy. If you do not provide updated allocation instructions, any subsequent purchase payments or transfers requesting payment to an unavailable Portfolio will be considered not in good order. Periodic rebalancing to unavailable Portfolios will cease and any imbalances in percentages due to lack of asset rebalancing will not cause a reduction in your benefit.

If you request a transfer or send a subsequent purchase payment with allocation instructions to a Portfolio that is not part of the prescribed Investment Strategy, we will honor your instructions. Please be aware, however, that your total Contract Value will not be invested in accordance with the prescribed Investment Strategy and the guaranteed amount available for withdrawal will be reduced by 50%, resulting in a reduction in your benefit. You may reset your benefit on the next available reset date as described in the “Restoration or Reset of the Benefit” provision for the applicable Guaranteed Minimum Withdrawal Benefit Rider Option.

The current Investment Strategy is as follows:

(1)	owners may allocate assets to the following Designated Subaccounts:

AB Variable Products Series Fund, Inc. — AB VPS Balanced Hedged Allocation Portfolio — Class B;

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Invesco V.I. Equity and Income Fund — Series II shares;

BlackRock Variable Series Funds, Inc. — BlackRock Global Allocation V.I. Fund — Class III Shares;

Fidelity Variable Insurance Products Fund — Balanced Portfolio — Service Class 2;

Janus Aspen Series — Janus Henderson Balanced Portfolio — Service Shares;

MFS® Variable Insurance Trust — MFS® Total Return Series — Service Class Shares; and/or

State Street Variable Insurance Series Funds, Inc. — Total Return V.I.S. Fund — Class 3 Shares;

OR

(2)	owners may allocate assets to Asset Allocation Model C.

Annuity Cross Funding Program

The Annuity Cross Funding Program is not available to contracts issued on or after August 17, 2004.

This section of the prospectus describes a program that may permit you (if you are eligible) to purchase this contract and use it to make payments to a Scheduled Purchase Payment Variable Deferred Annuity issued by Genworth Life and Annuity Insurance Company. We refer to the program as the “Annuity Cross Funding Program” because you systematically withdraw amounts from this annuity contract (referred to as the “Funding Annuity”) to make payments to the Scheduled Purchase Payment Variable Deferred Annuity Contract.

What is the Annuity Cross Funding Program? Subject to our prior approval, you may arrange to take Systematic Withdrawals and immediately allocate that withdrawal to the Scheduled Purchase Payment Variable Deferred Annuity Contract issued by us. We will not assess surrender charges on withdrawals that are allocated to the Scheduled Purchase Payment Variable Deferred Annuity as part of the Annuity Cross Funding Program, however, such withdrawals will reduce proportionally any death benefit available. See the “Death Benefit” provision. Systematic Withdrawals that are used in conjunction with the Annuity Cross Funding Program do not count toward the limit that you may withdraw in any contract year pursuant to your free withdrawal privilege.

How does the Annuity Cross Funding Program work? To participate in the Annuity Cross Funding Program, you must satisfy certain eligibility requirements and receive our prior approval. This contract, as the Funding Annuity, must be issued on the same date as the Scheduled Purchase Payment Variable Deferred Annuity and have the same Annuity Commencement Date.

There is no charge for participating in the Annuity Cross Funding Program. The Annuity Cross Funding Program will terminate automatically when the Systematic Withdrawals from this Funding Annuity cause the Contract Value in this Funding Annuity to be less than $100. You may discontinue the Annuity Cross Funding Program at any time by notifying us in writing at our Home Office. Discontinuing the Annuity Cross Funding Program could cause you to lose your guarantee under the Scheduled Purchase Payment Variable Deferred Annuity if the scheduled purchase payments are not completed under the terms of that contract. Once you discontinue participation in the Annuity Cross Funding Program, you may not reinstate it. The actual performance of this Funding Annuity may directly affect the amount of purchase payments that must be allocated to this Funding Annuity in order to make all required Scheduled Installments for the Scheduled Purchase Payment Variable Deferred Annuity Contract. If the Subaccounts of the Funding Annuity in which you have allocated assets do not perform as anticipated, it may be necessary to make additional purchase payments to either this Funding Annuity or to the Scheduled Purchase Payment Variable Deferred Annuity so that you do not lose your right to Guaranteed Minimum Income Payments under the Scheduled Purchase Payment Variable Deferred Annuity Contract.

The Scheduled Purchase Payment Variable Deferred Annuity is offered by a separate prospectus. Only variable annuity contracts issued by us, or one of our affiliated companies, and offered for use in an approved Annuity Cross Funding Program could be purchased as a Funding Annuity. The Scheduled Purchase Payment Variable Deferred Annuity Contract is not offered by this prospectus. The Scheduled Purchase Payment Variable Deferred Annuity Contract is offered only by the current prospectus for the Scheduled Purchase Payment Variable Deferred Annuity Contract.

Annuity Cross Funding Program — tax treatment of the annuity contracts. Under an Annuity Cross Funding Program we will treat transfers from this Funding Annuity to the Scheduled Purchase Payment Variable Deferred Annuity contract as non-taxable transfers within a single annuity contract for federal tax purposes only if this Funding Annuity and the Scheduled Purchase Payment Variable Deferred Annuity each satisfy certain requirements upon issue. Our ability to continue to treat transfers from this Funding Annuity to the Scheduled Purchase Payment Variable Deferred Annuity as non-taxable transfers within a single annuity contract for federal tax purposes may be adversely affected if certain changes are made to either contract after issue. Changing the Annuity Commencement Date for this Funding Annuity and the Scheduled Purchase Payment Variable Deferred Annuity once a Cross Funding Program has begun may have adverse tax consequences, and you should consult a tax adviser before making any such change. In addition, changing the Annuity Commencement Date on this Funding Annuity may cause you to lose your rights to guaranteed minimum income payments under the terms of the Scheduled Purchase Payment Variable Deferred Annuity contract.

Both contracts must have the same owner, joint owner if any, Annuitant, and Joint Annuitant, if any. The beneficiaries need not be the same. Changing any owner, any Annuitant, or beneficiary may have adverse tax consequences. You should consult a tax adviser before making such a change.

Transfers from the Scheduled Purchase Payment Variable Deferred Annuity to the Funding Annuity are not permitted. While surrender charges applicable to this Funding Annuity may decline over certain periods, amounts transferred from this Funding Annuity to the Scheduled Purchase Payment Variable Deferred Annuity may be subject to surrender charges and/or a market value adjustment (which may be positive or negative) upon a partial withdrawal or surrender from the Scheduled Purchase Payment Variable Deferred Annuity. The surrender charge applicable to amounts transferred to the Scheduled Purchase Payment Variable Deferred Annuity may be higher than those applicable to such amounts had they remained invested in this Funding Annuity; market value adjustments applicable to amounts transferred to the Scheduled Purchase Payment Variable Deferred Annuity would not have been applicable to such amounts had they remained invested in this Funding Annuity.

If you request a partial withdrawal or surrender while participating in an Annuity Cross Funding Program, you must designate whether the partial withdrawal or surrender is to be made from this Funding Annuity or the Scheduled Purchase Payment Variable Deferred Annuity. Surrender charges and any other applicable charges will be assessed according to the provisions of the contract from which the partial withdrawal or surrender is made and as disclosed in the prospectus for that contract. You should be aware that the tax treatment of partial withdrawals or surrenders from either this Funding Annuity or the Scheduled Purchase Payment Variable Deferred Annuity Contract will be affected by partial withdrawals or surrenders as well as gains or losses with respect to the other contract. You should consult a tax adviser before requesting partial withdrawals or surrenders from this Funding Annuity or the Scheduled Purchase Payment Variable Deferred Annuity while participating in an Annuity Cross Funding Program.

Death benefits will be calculated and paid separately in accordance with the provisions of this Funding Annuity or the Scheduled Purchase Payment Variable Deferred Annuity as the case may be, and as disclosed in the prospectus for the respective contract.

Income payments will be calculated and paid according to the provisions of this Funding Annuity and the Scheduled Purchase Payment Variable Deferred Annuity (including the respective annuity tables of such contracts) and the provisions of the respective prospectuses for and administrative procedures applicable to each such contract. However, this Funding Annuity and the Scheduled Purchase Payment Variable Deferred Annuity Contract will be aggregated and treated as one contract for purposes of the tax treatment of such annuity payments. You should consult a tax adviser before requesting annuity payments to start under this Funding Annuity and/or the Scheduled Purchase Payment Variable Deferred Annuity Contract and before commuting any income payments before the payment date for such payment.

This discussion of the Annuity Cross Funding Program does not attempt to address the tax and other treatment of every transaction that could be effected under this Funding Annuity or the Scheduled Purchase Payment Variable Deferred Annuity Contract in connection with an Annuity Cross Funding Program. You should consult a tax adviser before you purchase this contract and/or the Scheduled Purchase Payment Variable Deferred Annuity Contract in connection with an Annuity Cross Funding Program.

DEATH OF OWNER AND/OR ANNUITANT

Distribution Provisions Upon Death of Owner or Joint Owner

In certain circumstances, federal tax law requires that distributions be made under this contract upon an individual’s death. Except as described below in the “Distribution Rules” provision, a distribution is required upon the death of:

(1)	an owner or joint owner; or

(2)	the Annuitant or Joint Annuitant, if any owner or joint owner is a non-natural entity.

The amount of proceeds payable upon the death of an owner or joint owner (or the Annuitant or Joint Annuitant if an owner or joint owner is a non-natural entity) and the methods available for distributing such proceeds are also described in the provision below.

If any owner or joint owner (who is not also an Annuitant or Joint Annuitant) dies prior to the Annuity Commencement Date, the amount of proceeds payable will be the Contract Value as of the first Valuation Day we have receipt of the request for surrender or choice of applicable payment option, due proof of death and any required forms at our Home Office.

Death Benefit at Death of Any Annuitant Before Annuity Commencement Date

If any Annuitant dies before income payments begin, regardless of whether the Annuitant is also an owner or joint owner, the amount of proceeds payable is the death benefit. Upon receipt at our Home Office of due proof of an Annuitant’s death and all required forms (generally, due proof of death is a certified copy of the death certificate or a certified copy of the decree of a court of competent jurisdiction as to the finding of death), a death benefit will be paid in accordance with your instructions, subject to distribution rules and termination of contract provisions discussed in the contract and elsewhere in this prospectus.

The death benefit choices we offer are:

(1)	the Basic Death Benefit;

(2)	the Annual Step-Up Death Benefit Rider Option;

(3)	the 5% Rollup Death Benefit Rider Option;

(4)	the Earnings Protector Death Benefit Rider Option; and

(5)	the Earnings Protector and Greater of Annual Step-Up and 5% Rollup Death Benefit Rider Option.

We automatically provide the Basic Death Benefit to you. The death benefit rider options are available to you for an additional charge and must be elected at the time of application. The 5% Rollup Death Benefit Rider Option and the Earnings Protector and Greater of Annual Step-Up and 5% Rollup Death Benefit Rider Option are not available for contracts issued on or after September 2, 2003 as a Funding Annuity under the Annuity Cross Funding Program. The Annual Step-Up Death Benefit Rider may be elected with Lifetime Income Plus, Lifetime Income Plus 2007, Lifetime Income Plus 2008 or Lifetime Income Plus Solution at the time of application. None of the other death benefit rider options are available with Lifetime Income Plus, Lifetime Income Plus 2007, Lifetime Income Plus 2008 or Lifetime Income Plus Solution. You may elect the Earnings Protector Death Benefit Rider with either the Annual Step-Up Death Benefit Rider or the 5% Rollup Death Benefit Rider. You may not, however, elect the Annual Step-Up Death Benefit Rider and the 5% Rollup Death Benefit Rider together or in any combination. The Earnings Protector and Greater of Annual Step-Up and 5% Rollup Death Benefit Rider may not be elected with any other death benefit rider.

The death benefit varies based on:

(1)	the Annuitant’s age on the date the contract is issued;

(2)	the Annuitant’s age on the date of his or her death;

(3)	the number of contract years that elapse from the date the contract is issued until the date of the Annuitant’s death; and

(4)	whether any premium taxes are due at the time the death benefit is paid.

Basic Death Benefit

The Basic Death Benefit available for all contracts issued is equal to the greater of:

(a)	purchase payments adjusted for any partial withdrawals and any applicable premium tax, calculated as of the Valuation Day we receive due proof of death and all required forms; and

(b)	the Contract Value on the Valuation Day we receive due proof of death and all required forms.

Partial withdrawals (including any partial withdrawals immediately allocated to a Scheduled Purchase Payment Variable Deferred Annuity through an approved Annuity Cross Funding Program, as well as any partial withdrawals taken pursuant to the terms of a Guaranteed Minimum Withdrawal Benefit Rider Option) reduce the death benefit proportionally by the same percentage that the partial withdrawal (including any applicable surrender charges and any premium tax assessed) reduces the Contract Value.

Please see Appendix B for an example of the Basic Death Benefit calculation.

Annual Step-Up Death Benefit Rider Option

The Annual Step-Up Death Benefit Rider adds an extra feature to the Basic Death Benefit. Under the Annual Step-Up Death Benefit Rider, the amount of death benefit proceeds we will pay upon receipt of due proof of death of any Annuitant and all required forms at our Home Office will be the greater of:

•	the Basic Death Benefit; and

•	the Annual Step-Up Death Benefit Rider Option described below.

The following is the Annual Step-Up Death Benefit if all Annuitant(s) are age 80 or younger on the date the contract is issued:

The Annual Step-Up Death Benefit on the Contract Date is the initial purchase payment. The Annual Step-Up Death Benefit will be reset on each contract anniversary, up to and including the later of the fifth contract anniversary and the contract anniversary next following or coincident with the 80th birthday of the older Annuitant and on the Valuation Day that we receive due proof of death and all required forms at our Home Office. At each reset date, the Annual Step-Up Death Benefit equals the greater of (a) and (b) where:

(a)	is the Contract Value; and

(b)	is the Annual Step-Up Death Benefit on the last reset date, plus purchase payments made since the last reset date, adjusted for any partial withdrawals taken and premium tax paid since the last reset date.

Partial withdrawals (including partial withdrawals immediately allocated to a Scheduled Purchase Payment Variable Deferred Annuity through an approved Annuity Cross Funding Program, as well as any partial withdrawals taken pursuant to the terms of a Guaranteed Minimum Withdrawal Benefit Rider Option) reduce the Annual Step-Up Death Benefit proportionally by the same percentage that the partial withdrawal (including any applicable surrender charges and premium tax assessed) reduces the Contract Value.

The following is the Annual Step-Up Death Benefit if any Annuitant is older than age 80 on the date the contract is issued:

The Annual Step-Up Death Benefit on the Contract Date is the initial purchase payment. The Annual Step-Up Death Benefit will be reset on each contract anniversary, up to and including the contract anniversary next following or coincident with the 85th birthday of the older Annuitant and on the Valuation Day that we receive due proof of death and all required forms at our Home Office. At each reset date, the Annual Step-Up Death Benefit equals the greater of (a) and (b) where:

(a)	is the Contract Value; and

(b)	is the Annual Step-Up Death Benefit on the last reset date, plus purchase payments made since the last reset date, adjusted for any partial withdrawals taken and premium tax paid since the last reset date.

Partial withdrawals (including any partial withdrawals immediately allocated to a Scheduled Purchase Payment Variable Deferred Annuity through an approved Annuity Cross Funding Program, as well as any partial withdrawals taken pursuant to the terms of a Guaranteed Minimum Withdrawal Benefit Rider Option) reduce the Annual Step-Up Death Benefit proportionally by the same percentage that the partial withdrawal (including any applicable surrender charges and any applicable premium tax assessed) reduces the Contract Value.

You may only elect the Annual Step-Up Death Benefit Rider Option at the time of application. Once elected, it may not be terminated and it will remain in effect while this contract is in force until income payments begin. On the Annuity Commencement Date, this rider and its corresponding charge will terminate.

We charge an additional amount for this benefit. This charge will not exceed an annual rate of 0.20% of your Contract Value at the time of the deduction. See the “Fee Tables” provision of this prospectus for additional information.

Because this contract is no longer offered and sold, the Annual Step-Up Death Benefit Rider Option is no longer available to purchase under the contract.

Please refer to Appendix B for an example of the calculation of the Annual Step-Up Death Benefit Rider Option.

5% Rollup Death Benefit Rider Option

The 5% Rollup Death Benefit Rider adds an extra feature to the Basic Death Benefit. Under the 5% Rollup Death Benefit Rider, the amount of death benefit proceeds we will pay upon receipt of due proof of death of any Annuitant and all required forms at our Home Office will be the greater of:

•	the Basic Death Benefit; and

•	the 5% Rollup Death Benefit Rider Option described below.

The 5% Rollup Death Benefit Rider Option is available only to contracts where all Annuitants are age 75 or younger on the date the contract is issued.

The 5% Rollup Death Benefit on the Contract Date is the initial purchase payment. At the end of each Valuation Period after the Contract Date, the 5% Rollup Death Benefit is equal to the lesser of (a) and (b) where:

(a)	is 200% of purchase payments; and

(b)	is the Rollup Death Benefit at the end of the last Valuation Period increased by a daily interest factor, equivalent to a 5% annual effective interest rate, plus purchase payments made during the current Valuation Period and adjusted for any partial withdrawals taken and premium taxes paid during the current Valuation Period.

Partial withdrawals each contract year (including any partial withdrawals immediately allocated to a Scheduled Purchase Payment Variable Deferred Annuity through an approved Annuity Cross Funding Program), up to 5% of purchase payments, calculated at the time of the partial withdrawal, reduce the 5% Rollup Death Benefit by the same amount that the partial withdrawal, including any surrender charges and premium taxes paid, reduces the Contract Value. If partial withdrawals greater than 5% of purchase payments are taken in any contract year (including any partial withdrawals immediately allocated to a Scheduled Purchase Payment Variable Deferred Annuity through an approved Annuity Cross Funding Program), the 5% Rollup Death Benefit is reduced proportionally for that partial withdrawal and all future partial withdrawals by the same percentage that the partial withdrawal, including any surrender charges and premium tax paid, reduces the Contract Value.

Timing of partial withdrawals may have unintended consequences to your 5% Rollup Death Benefit. This benefit increases daily at a compounded rate of 5%. Because of this, any partial withdrawals in a contract year that exceed the accumulated rollup interest, up to an amount equal to 5% of purchase payments, will reduce the death benefit amount below the value at the start of that contract year.

You may only elect the 5% Rollup Death Benefit Rider Option at the time of application. Once elected, it may not be terminated and it will remain in effect while this contract is in force until income payments begin. On the Annuity Commencement Date, this rider and its corresponding charge will terminate.

We charge an additional amount for this benefit. This charge will not exceed an annual rate of 0.30% of your Contract Value at the time of the deduction. See the “Fee Tables” provision of this prospectus for additional information.

Because this contract is no longer offered and sold, the 5% Rollup Death Benefit Rider Option is no longer available to purchase under the contract. In addition, the 5% Rollup Death Benefit Rider Option is not available for contracts issued on or after September 2, 2003 as a Funding Annuity under the Annuity Cross Funding Program.

Please refer to Appendix B for an example of the calculation of the 5% Rollup Death Benefit Rider Option.

Earnings Protector Death Benefit Rider Option

The Earnings Protector Death Benefit Rider adds an extra feature to your death benefit. The Earnings Protector Death Benefit Rider is available only to contracts where all Annuitants are age 75 or younger on the date the contract is issued.

The following is the Earnings Protector Death Benefit if all Annuitant(s) are age 70 or younger on the date the contract is issued:

The Earnings Protector Death Benefit is equal to 40% of earnings which are defined as (a) minus (b) where:

(a)	is the Contract Value as of the first Valuation Day we have receipt of due proof of death and all required forms at our Home Office; and

(b)	is the sum of all purchase payments paid and not previously withdrawn.

The Earnings Protector Death Benefit cannot exceed 70% of purchase payments adjusted for partial withdrawals (including any partial withdrawals immediately allocated to a Scheduled Purchase Payment Variable Deferred Annuity through an approved Annuity Cross Funding Program, as well as partial withdrawals taken pursuant to the terms of Guaranteed Withdrawal Advantage). Purchase payments, other than the initial purchase payment, paid within 12 months of the date of the Annuitant’s death (or Joint Annuitant’s death, if applicable), are not included in this calculation. The Earnings Protector Death Benefit will never be less than zero.

The following is the Earnings Protector Death Benefit if any Annuitant is older than age 70 on the date the contract is issued:

The Earnings Protector Death Benefit is equal to 25% of earnings which are defined as (a) minus (b) where:

(a)	is the Contract Value as of the first Valuation Day we have receipt of due proof of death and all required forms at our Home Office; and

(b)	is the sum of all purchase payments paid and not previously withdrawn.

The Earnings Protector Death Benefit cannot exceed 40% of purchase payments paid as adjusted for partial withdrawals (including any partial withdrawals immediately allocated to a Scheduled Purchase Payment Variable Deferred Annuity through an approved Annuity Cross Funding Program, as well as partial withdrawals taken pursuant to the terms of Guaranteed Withdrawal Advantage). Purchase payments, other than the initial purchase payment, paid within 12 months of the date of the Annuitant’s death (or Joint Annuitant’s death, if applicable), are not included in this calculation. The Earnings Protector Death Benefit will never be less than zero.

Under both age scenarios listed above, partial withdrawals (including partial withdrawals immediately allocated to a Scheduled Purchase Payment Deferred Variable Annuity through an approved Annuity Cross Funding Program, as well as partial withdrawals taken pursuant to the terms of Guaranteed Withdrawal Advantage) are taken first from gain and then from purchase payments made. For purposes of this rider, gain is calculated as (a) plus (b) minus (c) minus (d), but not less than zero, where:

(a)	is the Contract Value on the Valuation Day we receive your partial withdrawal or surrender request;

(b)	is the total of any partial withdrawals, excluding any surrender charges;

(c)	is the total of purchase payments paid; and

(d)	is the total of any gain previously withdrawn.

You may only elect the Earnings Protector Death Benefit Rider Option at the time of application. Once elected, it may not be terminated and it will remain in effect while the contract is in force until income payments begin. On the Annuity Commencement Date, this rider and its corresponding charge will terminate.

We charge an additional amount for this benefit. This charge will not exceed an annual rate of 0.30% of your Contract Value at the time of the deduction. See the “Fee Tables” provision of this prospectus for additional information.

Because this contract is no longer offered and sold, the Earnings Protector Death Benefit Rider Option is no longer available to purchase under the contract.

Please refer to Appendix B for an example of the calculation of the Earnings Protector Death Benefit Rider Option.

There are important things you should consider before you purchase the Earnings Protector Death Benefit Rider Option. These include:

•	The Earnings Protector Death Benefit Rider Option does not guarantee that any amounts under the benefit will become payable at death. Market declines resulting in your Contract Value being less than your purchase payments paid and not previously withdrawn may result in no additional amount being payable.

•	Once you elect the Earnings Protector Death Benefit Rider Option, you cannot terminate it. This means that regardless of any changes in your circumstances, we will continue to assess a charge for the Earnings Protector Death Benefit Rider Option.

•	Please take advantage of the guidance of a qualified financial adviser in evaluating the Earnings Protector Death Benefit Rider Option, as well as the other aspects of the contracts.

The Earnings Protector and Greater of Annual Step-Up and 5% Rollup Death Benefit Rider Option

The Earnings Protector and Greater of Annual Step-Up and 5% Rollup Death Benefit Rider Option combines the Greater of the Annual Step-Up and 5% Rollup Death Benefit Rider Option plus the Earnings Protector Death Benefit Rider Option. Under this rider option, the amount of death benefit proceeds we will pay upon receipt of due proof of death of any Annuitant and all required forms at our Home Office will be the greatest of:

•	the Basic Death Benefit;

•	the Annual Step-Up Death Benefit Rider Option described above; and

•	the 5% Rollup Death Benefit Rider Option described above; plus

•	the Earnings Protector Death Benefit Rider Option described above.

You may only elect the Earnings Protector and Greater of Annual Step-Up and 5% Rollup Death Benefit Rider Option at the time of application. Once elected, it may not be terminated and it will remain in effect while this contract is in force until income payments begin. On the Annuity Commencement Date, this rider and its corresponding charge will terminate.

We charge an additional amount for this benefit. This charge will not exceed an annual rate of 0.70% of your Contract Value at the time of the deduction. See the “Fee Tables” provision of this prospectus for additional information.

Because this contract is no longer offered and sold, the Earnings Protector and Greater of Annual Step-Up and 5% Rollup Death Benefit Rider Option is no longer available to purchase under the contract. In addition, the Earnings Protector and Greater of Annual Step-Up and 5% Rollup Death Benefit Rider Option is not available for contracts issued on or after September 2, 2003 as a Funding Annuity under the Annuity Cross Funding Program.

Termination of Death Benefit Rider Options When Contract Assigned or Sold

Your death benefit rider options will terminate in the event that you assign your contract, unless your contract is assigned pursuant to a court order.

How to Claim Proceeds and/or Death Benefit Payments

At the death of:

(1)	an owner or joint owner; or

(2)	the Annuitant or Joint Annuitant (if any owner or joint owner is a non-natural entity);

the person or entity first listed below who is alive or in existence on the date of that death will become the designated beneficiary:

(1)	owner or joint owner;

(2)	primary beneficiary;

(3)	contingent beneficiary;

(4)	owner’s or joint owner’s estate.

The designated beneficiary will be treated thereafter as the sole owner of the contract. The designated beneficiary may choose one of the payment choices described below, or a default payment choice will apply if no such election is made. For purposes of this provision, if there is more than one primary beneficiary named, each one will be treated separately with respect to their portion of the contract. Thus, in cases where there are multiple designated beneficiaries, once all required information is received, each designated beneficiary will be allocated their share of the proceeds in accordance with the terms of the contract and as specified by the owner. Then, each designated beneficiary may elect one of the payment choices below or have the default payment choice apply. If there is no primary beneficiary(ies) alive or in existence at the time of the death, all proceeds will be then payable to any named contingent beneficiary(ies).

We should be notified immediately by telephone upon the death of an owner, joint owner, Annuitant or Joint Annuitant. We have the right to request that all notifications of death be immediately followed by written notification. Upon notification, no additional purchase payments will be accepted (unless the designated beneficiary is the spouse of the deceased and that spousal designated beneficiary has elected to continue the contract). Upon such notification of death, we will transfer all assets in the Separate Account to the Goldman Sachs Variable Insurance Trust — Government Money Market Fund until receipt of due proof of death and any required forms. Due proof of death consists of a death certificate issued by a government jurisdiction or a court of law. Any required forms can consist of information necessary in order to pay any named designated beneficiary(ies) and any other information necessary to process applicable proceeds.

In cases where there are multiple designated beneficiaries, once all required information is received, each designated beneficiary will be allocated their share of the proceeds in accordance with the terms of the contract and as specified by the owner. At such time, once allocated their share of the proceeds, each designated beneficiary may elect to:

(1)	receive the proceeds in a lump sum;

(2)	receive the proceeds over a period of five years following the date of death. At the end of the five year period, any remaining amounts will be distributed in a lump sum (if the designated beneficiary dies before all payments have been distributed, the remaining proceeds will be paid to the person or entity named or by the designated beneficiary or his or her estate if no person or entity is named);

(3)	elect Optional Payment Plan 1 or 2 as described in the “Optional Payment Plans” provision of this prospectus. If elected, payments must commence no later than one year after the date of death. In addition, if Optional Payment Plan 1 is chosen, the period certain cannot exceed the designated beneficiary’s life expectancy, and if Optional Payment Plan 2 is chosen, the fixed period cannot exceed the designated beneficiary’s life expectancy;

(4)	elect a “stretch” payment choice, as described in the “Stretch Payment Choices” provision below;

(5)	if the designated beneficiary is the spouse of a deceased owner, he or she may continue the contract as stated in the “Distribution Rules” provision.

(6)	if the designated beneficiary is an owner or joint owner who is a natural person, he or she may continue the contract as stated in the “Distribution Rules” provision.

If a designated beneficiary makes no election within 60 days following receipt of due proof of death and all required forms at our Home Office, proceeds will be paid over a period of five years following the date of death.

If your contract is a Qualified Contract, not all elections will satisfy required minimum distribution rules. Note that effective for owners who die on or after January 1, 2020, subject to certain exceptions, most non-spouse designated beneficiaries must now complete death benefit distributions within ten years of the owner’s death in order to satisfy required minimum distribution rules. Consult a tax adviser before making an election.

Stretch Payment Choices

The following payment choice is available to designated beneficiaries of Non-Qualified Contracts:

A designated beneficiary of a Non-Qualified Contract may apply the death proceeds of the contract to provide for an annual payment equal to the Minimum Annual Income, described below, for the life expectancy of the designated beneficiary. The first income payment must be made no later than 350 days after the original owner’s date of death. The income payment period must be a period not exceeding the designated beneficiary’s life expectancy. Payments will continue annually on the distribution date until the death of the designated beneficiary or the Contract Value is reduced to $0. Upon death of the designated beneficiary, the person or entity named by the designated beneficiary or, if no one is named, the designated beneficiary’s estate may receive the remaining Contract Value. The recipient may take the Contract Value as a lump sum or continue to receive the annual payment on the distribution date equal to the Minimum Annual Income, or until the Contract Value is reduced to $0.

The Minimum Annual Income is the amount withdrawn each year to satisfy Section 72(s)(2)(B) of the Code. The Minimum Annual Income will be re-determined each year for the designated beneficiary’s life expectancy using the Single Life Table in Section 1.401(a)(9)-9(b) of the Income Tax Regulations, as amended. After death, the Minimum Annual Income is calculated using the designated beneficiary’s remaining life expectancy. We may offer alternative calculations of Minimum Annual Income based on amortization or annuitization calculations methods described in guidance published by the Internal Revenue Service.

Special rules for this payment choice only:

•	This payment choice cannot be selected if the Minimum Annual Income would be less than $100.

•	The designated beneficiary must elect a distribution date on which payments will be made. The first distribution date must be no later than 350 days after the owner’s date of death.

•	Amounts paid to satisfy the Minimum Annual Income will not be subject to surrender charges. Surrender charges will apply to amounts withdrawn above the Minimum Annual Income.

•	Optional living benefit and death benefit riders are not available with this payment choice.

•	Additional purchase payments may not be added with this payment choice.

Under this payment choice, the contract will terminate upon payment of the entire Contract Value.

The following payment choice is available to designated beneficiaries of Qualified Contracts or any beneficiary receiving death proceeds from any other individual retirement plan:

An inherited owner may apply death proceeds to provide for an annual payment equal to the Minimum Annual Income, described below. For purposes of this provision, an inherited owner is any designated beneficiary receiving death proceeds from a Qualified Contract or any beneficiary receiving death proceeds from any other individual retirement plan. A surviving spouse may elect to be treated as an inherited owner in lieu of exercising spousal continuation. The inherited owner will be named the Annuitant at election of the payment choice.

Payments under this payment choice will continue annually on the distribution date selected by the inherited owner, subject to the special rules stated below, until the death of the inherited owner or the Contract Value is reduced to $0. Upon death of the inherited owner, the person or entity named by the inherited owner or, if no one is named, the inherited owner’s estate may receive the remaining Contract Value. The recipient may take the Contract Value as a lump sum or continue to receive the annual payment on the distribution date equal to the Minimum Annual Income until the Contract Value is reduced to $0.

The Minimum Annual Income is the amount withdrawn each year to satisfy Section 408(b)(3) of the Code. The Minimum Annual Income will be based on the applicable distribution period for required minimum distributions after death, as provided in Section 1.401(a)(9)-5 A-5 of the Income Tax Regulations.

Special rules for this payment choice only:

•	This payment choice cannot be selected if the Minimum Annual Income would be less than $100.

•	The inherited owner must elect a distribution date on which payments will be made. If the inherited owner is the surviving spouse of the original IRA owner within the meaning of Section 401(a)(9)(B)(iv) of the Code, then the first distribution date elected must be the later of either: (i) December 15th of the year in which the deceased would have reached their required beginning date (as described under the “Qualified Retirement Plans” provision) or (ii) December 15th of the year following the original IRA owner’s death. If the inherited owner is not the surviving spouse of the original IRA owner, then the first distribution date elected must be within 350 days from the date of death. If the surviving spouse dies before the first distribution date, the first distribution date under this rider will be determined by treating death of the surviving spouse as death of the original IRA owner and the surviving spouse’s designated beneficiary as the inherited owner.

•	Amounts paid to satisfy the Minimum Annual Income will not be subject to surrender charges. Surrender charges will apply to amounts withdrawn above the Minimum Annual Income.

•	Optional living benefit and death benefit riders are not available with this payment choice.

•	Additional purchase payments may not be added with this payment choice

This payment choice will not satisfy required minimum distribution rules for designated beneficiaries other than “eligible designated beneficiaries” as defined in Section 401(a)(9)(H) of the Code. Consult a tax adviser before making this payment choice.

Under this payment choice, the contract will terminate upon payment of the entire Contract Value.

Spendthrift Provision. An owner may, by providing written notice to our Home Office in a manner acceptable to the Company, choose the method of payment of death proceeds under the contract by selecting any payment choice, including any Optional Payment Plan, that a designated beneficiary may have chosen. A designated beneficiary (other than the surviving spouse) cannot change the payment choice that the owner has selected. The owner may also specify at the time of electing an income payment option that any payments remaining to be made at the owner’s death cannot be commuted or assigned. While living, the owner may revoke any such limitations on the rights of the designated beneficiary by providing written notice of such revocation to our Home Office in a manner acceptable to the Company. If the payment choice selected by the owner does not apply to a designated beneficiary, the limitations imposed by this paragraph shall not apply to such designated beneficiary. For example, a payment choice based on an individual’s life does not apply to the owner’s estate and the estate would be free to make its own payment choice as designated beneficiary after the owner’s death.

Distribution Rules

When Death Occurs Before the Annuity Commencement Date

The distribution rules below apply to Non-Qualified Contracts that are generally treated as annuity contracts under the Code. These rules also apply where federal tax law does not provide alternative distribution rules. These rules do not apply to Qualified Contracts and, if alternative distribution rules apply, contracts that do not qualify as annuity contracts under federal tax law, and may not apply to contracts held by certain entities. For Qualified Contracts, the required minimum distribution provisions of the Code apply. The required minimum distribution rules are generally specified in the endorsement, plan document, or other writing establishing the plan or individual retirement arrangement. Note that effective for owners who die on or after January 1, 2020, subject to certain exceptions, most non-spouse designated beneficiaries must now complete death benefit distributions within ten years of the owner’s death in order to satisfy required minimum distribution rules. See the “Tax Matters” provision of this prospectus.

If the sole designated beneficiary is the surviving spouse of the deceased owner, the surviving spouse may elect to continue the contract with the surviving spouse as the owner. If the deceased owner was also an Annuitant or Joint Annuitant, the surviving spouse will automatically become the new sole Annuitant. As the new named owner and Annuitant, the surviving spouse may exercise all rights as stated in the contract. Any other surviving Joint Annuitant will be removed from the contract. Should the surviving spouse remarry, the new spouse may not exercise this provision at the death of the surviving spouse. If the surviving spouse is one of multiple designated beneficiaries, the surviving spouse may only continue the contract with the proportion allocated to him or her by the owner as stated on the application or later in writing in a form acceptable to us.

If the designated beneficiary(ies) is not the surviving spouse of the deceased, the designated beneficiary(ies) may not continue the contract indefinitely. If payment choice 1 or 2 is elected, the proceeds from the contract must be distributed within five years of the date of death. If payment choice 3 is elected (within 60 days following receipt of due proof of death and all required forms at our Home Office), payments will begin within one year of the date of the deceased owner’s death and extend over the designated beneficiary’s life or a period not longer than the designated beneficiary’s life expectancy.

If the designated beneficiary is an owner or joint owner, the owner (if the owner is a natural person) may continue the contract. Contract Value for the continued contract will be equal to the death benefit proceeds. If there is no Joint Annuitant, the Owner will become the new sole Annuitant. If there is a Joint Annuitant, the Joint Annuitant will become the sole Annuitant. The owner may exercise all rights as stated in the contract before an Annuitant’s death.

When Death Occurs On or After the Annuity Commencement Date

On or after the Annuity Commencement Date, if an owner, joint owner, Annuitant, or designated beneficiary dies while the contract is in force, payments that are already being made under the contract will be made at least as rapidly as under the method of distribution in effect at the time of such death, notwithstanding any other provision of the contract. This means that unless accelerated in accordance with contract terms, income payments will continue to the beneficiary under the distribution method in effect at the applicable death.

INCOME PAYMENTS

Income Payments and the Annuity Commencement Date

The Annuity Commencement Date is the date income payments begin under the contract, provided the Annuitant is still living on that date. (If Guaranteed Income Advantage or Principal Protection Advantage is elected, income payments may begin on a different date under the terms of the rider. See the “Guaranteed Income Advantage” and “Principal Protection Advantage” provisions in this section.) The Annuity

Commencement Date must be a date at least thirteen months from the date the contract is issued, unless you have elected Payment Optimizer Plus. If you have elected Payment Optimizer Plus, you may elect to receive income payments within the first year of the contract.

The owner selects the contract’s initial Annuity Commencement Date at issue. Thereafter, until income payments begin, the owner may elect to extend the Annuity Commencement Date in one-year increments, so long as the new Annuity Commencement Date is not a date beyond the latest permitted Annuity Commencement Date. The latest Annuity Commencement Date we currently permit may not be a date beyond the younger Annuitant’s 90th birthday, unless we consent to a later date. We reserve the right to discontinue to allow the deferral of the Annuity Commencement Date at any time and without prior notice. Any consent for a new Annuity Commencement Date will be provided on a non-discriminatory basis.

An owner may request to change the Annuity Commencement Date by sending written notice to our Home Office prior to the Annuity Commencement Date then in effect. If you change the Annuity Commencement Date, the Annuity Commencement Date will mean the new Annuity Commencement Date selected, provided such Annuity Commencement Date is not a date beyond the latest permitted Annuity Commencement Date. If income payments have not commenced upon reaching the latest permitted Annuity Commencement Date, we will begin making payments to the named payee. In this circumstance: (i) if Guaranteed Withdrawal Advantage applies, income payments will be made in the form of Life Income with a 10 Year Period Certain; (ii) if Lifetime Income Plus, Lifetime Income Plus 2007, Lifetime Income Plus 2008 or Lifetime Income Plus Solution applies, income payments will be made pursuant to Optional Payment Plan 6, Fixed Income for Life; (iii) if Guaranteed Income Advantage applies, income payments will be made in the form of Life Income with a 10 Year Period Certain; or (iv) if one of the Payment Protection Rider Options applies, income payments will be made in the form of a Life Income. If, however, at the latest permitted Annuity Commencement Date these riders do not apply, income payments will be made in the form of a Life Income with a 10 Year Period Certain.

An Annuity Commencement Date that occurs or is scheduled to occur at an advanced age (e.g., past age 85) may, in certain circumstances, have adverse income tax consequences. See the “Tax Matters” provision of this prospectus. Contracts issued to qualified retirement plans provide for income payments to start on the date and under the option specified by the plan.

We will pay a monthly income benefit to the owner beginning on the Annuity Commencement Date provided the Annuitant(s) is still living. Unless you have elected one of the Payment Protection Rider Options, we will pay the monthly income benefit in the form of a Life Income with 10 Years Certain plan or a Joint Life and Survivor Income with 10 Years Certain plan, both with variable income payments, using the gender (where appropriate) and settlement age of the Annuitant instead of the payee, unless you make another election as described below. Payments made pursuant to one of these plans are not redeemable. If you elected one of the Payment Protection Rider Options, we will pay monthly income over the life of the Annuitant(s). As described in your contract, the settlement age may be less than the Annuitant’s age. This means that payments may be lower than they would have been without the adjustment. You may also choose to receive the the Surrender Value of your contract on the date immediately preceding the Annuity Commencement Date in a lump sum, in which case, we will cancel the contract. See the “Requesting Payments” provision of this prospectus.

Once the contract reaches the Annuity Commencement Date, the contract owner will no longer be able to withdraw any Contract Value from the contract.

Payments will continue for the life of the Annuitant under the Life Income with 10 Years Certain plan, if he or she lives longer than 10 years. If the Annuitant dies before the end of 10 years, we will discount the remaining payments for the 10 year period at the same rate used to calculate the monthly income payment. If the remaining payments are variable income payments, we will assume the amount of each payment that we discount equals the payment amount on the date we receive due proof of death. We will pay this discounted amount in a lump sum.

Payments will continue for the life of the Surviving Annuitant under the Joint Life and Survivor Life with 10 Years Certain plan, if any Annuitant lives longer than 10 years. If both Annuitants die before the end of 10 years, the remaining payments for the 10 year period will be discounted at the same rate used to calculate the monthly income payment. If the remaining payments are variable income payments, we will assume the amount of each payment that we discount equals the payment amount on the date we receive due proof of death. We will pay the discounted amount in a lump sum.

The contract also provides optional forms of income payments (“Optional Payment Plans”), each of which is payable on a fixed basis. Optional Payment Plan 1 and Optional Payment Plan 5 also are available on a variable basis.

If you elect fixed income payments, the guaranteed amount payable will be computed using interest at a minimum rate of 3% compounded yearly. We may increase the interest rate, which will increase the amount we pay to you or the payee.

If you elect variable income payments, the dollar amount of the first variable income payment will depend on the annuity purchase rates described in your contract for the Optional Payment Plan you choose. These rates vary based on the Annuitant’s settlement age and gender, and upon the settlement age and gender of a second person you designate (if applicable). Under such tables, the longer the life expectancy of the Annuitant or the longer the period for which we guarantee to make payments under the option, the smaller the amount the first variable income payment will be. After your first income payment, the dollar amount of your income payments will vary based on the investment performance of the Subaccount(s) in which you invest and the contract’s assumed interest rate.

The assumed interest rate is an assumption we make regarding the investment performance of the Portfolios you select. This rate is simply the total return, after expenses, you need to keep your variable income payments level. We assume an effective annual rate of 3%. This means that if the annualized investment performance, after expenses, of your Subaccounts, measured between the day that the last payment was made and the day on which we are calculating the new payment, is less than 3%, then the dollar amount of your variable income payment will decrease. Conversely, if the annualized investment performance, after expenses, of your Subaccounts, measured between the day that the last payment was made and the day on which we are calculating the new payment, is greater than 3%, then the dollar amount of your income payment will increase.

We will make income payments monthly unless you elect to receive payments quarterly, semi-annually or annually. Under the monthly income benefit and all of the Optional Payment Plans, if any payment made more frequently than annually would be or becomes less than $100, we reserve the right to reduce the frequency of payments to an interval that would result in each payment being at least $100. If the annual payment payable at maturity is less than $20, we will pay the Surrender Value in a lump sum. See the “Requesting Payments” provision of this prospectus. Upon making such a payment, we will have no future obligation under the contract.

The amount of your income payments will depend on four things:

•	your Surrender Value on the Valuation Day immediately preceding your Annuity Commencement Date;

•	the settlement age on the Annuity Commencement Date, and if applicable, the gender of the Annuitant(s);

•	the specific payment plan you choose; and

•	if you elect variable income payments, the investment performance of the Portfolios selected.

As provided in your contract, we may adjust the age used to determine income payments, and we may deduct premium taxes from your payments.

Optional Payment Plans

The following Optional Payment Plans are available under the contract, unless you have fully annuitized under Guaranteed Income Advantage or one of the Payment Protection Rider Options:

Optional Payment Plan 1 — Life Income with Period Certain. This option guarantees periodic monthly payments for the lifetime of the payee with a minimum number of years of payments. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. The payee selects the designated period. If the payee dies during the minimum period, we will discount the amount of the remaining guaranteed payments at the same rate used in calculating income payments. We will pay the discounted amount in a lump sum to the payee’s estate, unless otherwise provided.

Optional Payment Plan 2 — Income for a Fixed Period. This option provides for periodic payments to be made for a fixed period not longer than 30 years. Payments can be made annually, semi-annually, quarterly, or monthly. If the payee dies, we will discount the amount of the remaining guaranteed payments to the date of the payee’s death at the same rate used in calculating income payments. We will pay the discounted amount in a lump sum to the payee’s estate, unless otherwise provided.

Optional Payment Plan 3 — Income of a Definite Amount. This option provides periodic payments of a definite amount to be paid. Payments can be made annually, semi-annually, quarterly, or monthly. The amount paid each year must be at least $120 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. If the payee dies, we will pay the amount of the remaining proceeds with earned interest in a lump sum to the payee’s estate, unless otherwise provided.

Optional Payment Plan 4 — Interest Income. This option provides for periodic payments of interest earned from the proceeds left with us. Payments can be made annually, semi-annually, quarterly, or monthly. If the payee dies, we will pay the amount of remaining proceeds and any earned, but unpaid interest, in a lump sum to the payee’s estate, unless otherwise provided. This plan is not available to contracts issued as Qualified Contracts.

Optional Payment Plan 5 — Joint Life and Survivor Income. This option provides for us to make monthly payments to two payees for a guaranteed minimum of 10 years. Each payee must be at least 35 years old when payments begin. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, we will discount the amount of the remaining payments for the 10 year period at the same rate used in calculating income payments. We will pay the discounted amount in a lump sum to the survivor’s estate, unless otherwise provided.

Optional Payment Plan 6 — Fixed Income for Life. This option provides for us to make monthly payments of a fixed amount for the life of the Annuitant or, if there are Joint Annuitants, the last surviving Annuitant. If Lifetime Income Plus, Lifetime Income Plus 2007, Lifetime Income Plus 2008 or Lifetime Income Plus Solution has been elected and the contract has reached the latest permitted Annuity Commencement Date, the fixed amount payable annually will be greater than or equal to the most recently calculated Withdrawal Limit. If the last surviving Annuitant dies before the first annuity payment, no amount will be payable under this option. Only one annuity payment will be received if the last surviving annuitant dies after the first payment.

If the payee is not a natural person, our consent must be obtained before selecting an Optional Payment Plan. Fixed income payments, if selected, will begin on the date we receive due proof of the Annuitant’s death or on the Annuity Commencement Date. Variable income payments will begin within seven days after the date payments would begin under the corresponding fixed option. Payments under Optional Payment Plan 4 (Interest Income) will begin at the end of the first interest period after the date proceeds are otherwise payable.

All payments under Optional Payment Plan 2 (Income for a Fixed Period), Optional Payment Plan 3 (Income of a Definite Amount) and Optional Payment Plan 4 (Interest Income) may be redeemed by the payee upon written request to our Home Office. Payments made under Optional Payment Plan 1 (Life Income with Period Certain), Optional Payment Plan 5 (Joint Life and Survivor Income) and Optional Payment Plan 6 (Fixed Income for Life) are not redeemable. If a request for redemption is received for Optional Payment Plan 2, Optional Payment Plan 3 or Optional Payment Plan 4 in good order, the payment will generally be made within seven days, however, some states require us to reserve the right to defer payments from the Guarantee Account for up to six months from the date we receive the request for payment.

If your contract is a Qualified Contract, Optional Payment Plans 2 and 3 may not satisfy minimum required distribution rules. Optional Payment Plan 4 is not available to contracts issued as Qualified Contracts. Optional Payment Plan 5 may not satisfy required distribution rules for all designated beneficiaries. Consult a tax adviser before electing one of these options.

Variable Income Payments

The monthly amount of your first variable income payment will equal your Surrender Value on the Valuation Day immediately preceding your Annuity Commencement Date, less any premium taxes, multiplied by the monthly payment rate for the payment plan you choose (at an assumed interest rate of 3%), divided by 1,000. We determine subsequent payments based on Annuity Units.

On the Annuity Commencement Date, we determine the number of Annuity Units for each Subaccount. This number will not change unless you make a transfer. On the Annuity Commencement Date, the number of Annuity Units for a Subaccount is the portion of the first payment from that Subaccount divided by the Annuity Unit value for that Subaccount on the day the first payment is due. Each subsequent variable income payment will equal the sum of payments for each Subaccount. The payment for a Subaccount is the number of Annuity Units for that Subaccount multiplied by the Annuity Unit value for that Subaccount seven days before the monthly anniversary of the Annuity Commencement Date.

Following the Annuity Commencement Date, the Annuity Unit value of each Subaccount for any Valuation Period will equal the Annuity Unit value for the preceding Valuation Period multiplied by the product of (a) and (b), where:

(a)	is the net investment factor for the Valuation Period for which we are calculating the Annuity Unit value; and

(b)	is an assumed interest rate factor equal to .99991902 raised to a power equal to the number of days in the Valuation Period.

The assumed interest rate factor in (b) above is the daily equivalent of dividing by one plus the assumed investment interest rate of 3%. We may offer a plan that has a different assumed investment interest rate. If we do, the assumed interest rate factor we use in (b) above would change.

If you have elected Payment Optimizer Plus, the assumed interest rate will be 4% and the assumed interest rate factor in

(b) will equal .99989255 raised to a power equal to the number of days in the Valuation Period.

Transfers After the Annuity Commencement Date

If we are making variable income payments, the payee may change the Subaccounts from which we are making the payments three times each calendar year. If you elect one of the Payment Protection Rider Options, the benefits you receive under such rider may be reduced if, after a transfer, your assets (Annuity Units) are not allocated in accordance with the prescribed Investment Strategy. Transfers may not be made if income payments are being received pursuant to the terms of Guaranteed Income Advantage. The transfer will be effective as of the end of the Valuation Period during which we receive the written transfer request at our Home Office. However, we reserve the right to limit the number of transfers, if necessary, for the contract to continue to be treated as an annuity under the Code. We also reserve the right to refuse to execute any transfer if any of the Subaccounts that would be affected by the transfer is unable to purchase or redeem shares of the Portfolio in which the Subaccount invests or if the transfer would adversely affect Annuity Unit values. If the number of Annuity Units remaining in a Subaccount after a transfer is less than 1, we will transfer the remaining balance in addition to the amount requested for the transfer. We will not allow a transfer into any Subaccount unless the number of Annuity Units of that Subaccount after the transfer is at least 1. The amount of the income payments as of the date of the transfer will not be affected by the transfer. We will not charge for transfers made after the Annuity Commencement Date.

We do not permit transfers between the Subaccounts and the Guarantee Account after the Annuity Commencement Date. We also do not permit transfers in the Guarantee Account from one interest rate guarantee period to another interest rate guarantee period.

Guaranteed Income Advantage

Guaranteed Income Advantage provides a guaranteed income benefit that is based on the amount of assets you invest in the GIS Subaccount(s). Under the rider, you will receive a series of monthly income payments determined on the earlier of the date you designate payments from the GIS Subaccount(s) to begin (the “Income Start Date”) or the date you annuitize the contract (the “Annuity Commencement Date”). Each series of monthly income payments is referred to as a segment. The guaranteed income benefit may be comprised of one or more segments. If you meet the conditions of the rider, as discussed more fully below, the amount of your monthly income payment, for each segment, will have a guaranteed income floor, and the guaranteed income floor will not vary based on the market performance of the Subaccounts in which your assets are allocated. There is an extra charge for this rider.

You may not allocate purchase payments or assets in your contract directly to the GIS Subaccount(s). Payments to the GIS Subaccount(s) must be made through a series of scheduled transfers. As discussed in the “Scheduled Transfers” section below, for contracts issued on or after the later of April 29, 2005, or the date on which state insurance authorities approve applicable contract modifications, scheduled transfers may be made in advance of their due date. In other words, for these contracts, you will have the ability to “pre-pay” transfers into the GIS Subaccount(s).

Because this contract is no longer offered and sold, Guaranteed Income Advantage is no longer available to purchase under the contract.

Each segment has its own effective date, Income Start Date, series of scheduled transfers, monthly income plan and guaranteed annual income factor. If you wish to elect this rider, you must do so at the time of application. You may add additional segments on any contract monthly anniversary for a maximum of five segments, provided the Annuitant is age 70 or younger at the time the segment is elected. We reserve the right to allow additional segments in the future.

Scheduled Transfers

The first scheduled transfer is made to the GIS Subaccount(s) as of the effective date of the segment. Scheduled transfers if due will continue to be made on each monthly anniversary of that date until the earlier of the Income Start Date or the Annuity Commencement Date. For contracts issued on or after the later of April 29, 2005, or the date on which state insurance authorities approve applicable contract modifications, scheduled transfers may be made in advance of the monthly anniversaries on which they become due. If any month ends before the monthly anniversary or on a day that is not a Valuation Day, the next Valuation Day will be treated as the monthly anniversary for that month.

Only scheduled transfers can be made into the GIS Subaccount(s). Purchase payments may not be made directly to the GIS Subaccount(s). Scheduled transfers are made first to the GIS Subaccount(s) of the segment that has been in effect for the longest period of time.

Scheduled transfers will first be made on a prorata basis from the Subaccounts to which you have allocated assets, excluding the GIS Subaccount(s). Scheduled transfers will then be made from any Guarantee Account to the extent that the value in the

Subaccounts is insufficient to cover the scheduled transfer amount. Scheduled transfers from the Guarantee Account will be taken from amounts that have been in the Guarantee Account for the longest period of time.

There is a minimum scheduled transfer of $100. If amounts available for transfer on the date of the scheduled transfer are not enough to make the scheduled transfer, that scheduled transfer and any future scheduled transfers will not be made with respect to that segment. Your guaranteed income floor for that segment will be based upon scheduled transfers made to that date.

Withdrawals and Transfers

You may take a withdrawal or make transfers from the GIS Subaccount(s) at any time prior to the earlier of the Income Start Date or the Annuity Commencement Date. For contracts issued on or after the later of April 29, 2005, or the date on which state insurance authorities approve applicable contract modifications, except for the annual contract charge and any transfer charge (if applicable), any rider charge and contract charge not taken as an asset based charge from the GIS Subaccount(s) will be treated as withdrawals for purposes of calculating the guaranteed income floor and scheduled transfers made.

Once you take a withdrawal or make a transfer from a segment, you will not be permitted to make any additional scheduled transfers to that segment. Your guaranteed income floor will be adjusted to reflect the amount withdrawn or transferred by using a recalculation of scheduled transfers made as described below. For contracts issued prior to April 29, 2005, or prior to the date on which state insurance authorities approve applicable contract modifications, after such withdrawal or transfer, the number of scheduled transfers made will equal (a) multiplied by (b) divided by (c), where:

(a)	is the number of scheduled transfers made prior to such withdrawal or transfer;

(b)	is the value of the applicable GIS Subaccount(s) after such withdrawal or transfer; and

(c)	is the value of the applicable GIS Subaccount(s) before such withdrawal or transfer.

For contracts issued on or after the later of April 29, 2005, or the date on which state insurance authorities approve applicable contract modifications, after such withdrawals or transfer, the scheduled transfers made will equal (a) multiplied by (b) divided by (c), where:

(a)	is the scheduled transfers made prior to such withdrawal or transfer;

(b)	is the value of the applicable GIS Subaccount(s) after such withdrawal or transfer; and

(c)	is the value of the applicable GIS Subaccount(s) before such withdrawal or transfer.

Unless you instruct otherwise, withdrawals will first be deducted from the Subaccounts in which you have allocated assets, excluding the GIS Subaccount(s). These deductions will be taken on a prorata basis. Then withdrawals will be deducted from amounts allocated to the Guarantee Account for the longest period of time. Finally, withdrawals will be deducted from the GIS Subaccount(s) from the segment that has been in effect for the shortest period of time.

Transfers from the GIS Subaccount(s) will be subject to the provisions stated in the “Transfers” provision of this prospectus.

Monthly Income

You may elect to receive monthly income under this rider or you may elect to transfer the value in the GIS Subaccount(s) to another investment option under your contract and receive income payments. If you elect to transfer the value in the GIS Subaccount(s) to another investment option, you will lose the guaranteed income benefit for that segment.

On the Income Start Date, we will begin making monthly income payments in accordance with the monthly income plan chosen by you. The Income Start Date for the first segment is determined at application. The Income Start Date for each additional segment is determined at the time that segment is added to the contract. Once established, these Income Start Dates cannot be changed. For a single Annuitant, monthly income will be based on a Life Income with a 10 Year Period Certain plan. For Joint Annuitants, monthly income will be based on a Joint Life and Survivor Income with a 10 Year Period Certain plan. Different options may be elected prior to the effective date of the segment and must be approved by us. Please note that all Optional Payment Plans listed may not be available. See “Optional Payment Plans” in the “Income Payments” provision of this prospectus for additional information on available payment options.

Once monthly income payments begin, we will allocate payments to the investment options in which you have allocated assets at that time, excluding the GIS Subaccount(s), unless you choose to have monthly income payments made directly to you. Monthly income payments that are allocated to the investment options will not be subject to a contingent deferred sales charge if those payments are subsequently withdrawn or surrendered from the contract.

Monthly income is calculated as of the first Valuation Day of each annuity year. If the first day of the annuity year does not begin on a Valuation Day, payments will be calculated on the next succeeding Valuation Day. Monthly income from the segment will not change from month to month during an annuity year; however, if another segment begins monthly payments after payments have already begun from other segments, your total monthly payments may increase due to the fact payments are being made from multiple segments.

How Income Payments are Calculated

Initial Income Payment.  The initial annual income amount under any applicable payment plan is calculated by taking (a) multiplied by (b), divided by (c), where:

(a)	is the annual income rate per $1,000 in the contract for the income payment plan elected and the gender(s) and settlement age(s) of the Annuitant(s) as shown in the rider as of the Income Start Date;

(b)	is the value in the applicable GIS Subaccount(s) as of the Income Start Date, less any applicable premium tax; and

(c)	is $1,000.

Income rates, for purposes of Guaranteed Income Advantage, are based on the Annuity 2000 Mortality Tables, using an assumed interest rate of 3.5%.

The initial monthly income is the greater of the level income amount and the guaranteed income floor. We determine the level income amount by applying the annual income amount to a 12 month, period certain, single payment immediate annuity.

For contracts issued prior to April 29, 2005, or prior to the date on which state insurance authorities approve applicable contract modifications, the guaranteed income floor is equal to (a) multiplied by (b) multiplied by (c), where:

(a)	is the scheduled transfer;

(b)	is the guaranteed annual income factor divided by 12; and

(c)	is the number of scheduled transfers made, adjusted for withdrawals and transfers.

For contracts issued on or after the later of April 29, 2005, or the date on which state insurance authorities approve applicable contract modifications, the guaranteed income floor is equal to (a) multiplied by (b), where:

(a)	is the scheduled transfers made into the GIS Subaccount(s), adjusted for withdrawals and transfers; and

(b)	is the guaranteed annual income factor divided by 12.

Subsequent Income Payments.  Subsequent income payments are determined by Annuity Units. The amount of any subsequent annual income amount may be greater or less than the initial amount.

For contracts issued prior to April 29, 2005, or prior to the date on which state insurance authorities approve applicable contract modifications, the number of Annuity Units is determined by dividing the dollar amount of the initial annual income amount by the Annuity Unit values as of the Income Start Date. Your number of Annuity Units under a particular segment remains fixed. The dollar amount of each subsequent annual income amount is determined by multiplying your number of Annuity Units by the Annuity Unit value as of the Valuation Day each annuity year begins.

For contracts issued on or after the later of April 29, 2005, or the date on which state insurance authorities approve applicable contract modifications, the number of Annuity Units for each Subaccount is determined by dividing the portion of the initial annual income amount attributable to that Subaccount by the Annuity Unit value for that Subaccount as of the Income Start Date. The dollar amount of each subsequent annual income amount is the sum of the amounts from each Subaccount. The amount is determined by multiplying your number of Annuity Units in each Subaccount by the Annuity Unit value for that Subaccount as of the Valuation Day each annuity year begins.

An adjustment account is established on the Income Start Date. The adjustment account tracks the difference between the level income amount and the guaranteed income floor when the level income amount is less than the guaranteed income floor. You will not receive monthly income above the guaranteed income floor unless future performance of the underlying Subaccount(s) is sufficient to reduce the adjustment account to zero. Therefore, poor long-term performance of the underlying Subaccount(s) may result in monthly income equal to the guaranteed income floor, even if the underlying Subaccount(s) performs well in a particular year. The value of the adjustment account will be the greater of (a) and (b), where:

(a)	is zero; and

(b)	is 12 multiplied by the guaranteed income floor minus 12 multiplied by the initial level income amount.

The actual monthly income in subsequent annuity years is the greater of (a) and (b), where:

(a)	is the subsequent level income amount minus any value in the adjustment account as of the date the last monthly income was made divided by 12; and

(b)	is the guaranteed income floor.

For monthly income in subsequent annuity years, the value of the adjustment account will be the greater of (a) and (b) where:

(a)	is zero; and

(b)	is the value of the adjustment account as of the date that the last monthly income was made, plus 12 multiplied by the actual subsequent monthly income, minus 12 multiplied by the subsequent level income amount.

On the Income Start Date, if any monthly income payment would be $100 or less, we reserve the right to reduce the frequency of transfers or payments to an interval that would result in each amount being at least $100. If the annual amount is less than $100, we will pay you the value in the applicable GIS Subaccount as of the Income Start Date and that segment will terminate.

On the Annuity Commencement Date, no further scheduled transfers can be added to the GIS Subaccount(s). On this date, monthly income will be included as part of income payments in accordance with your income payment plan selected.

Death Provisions

The following provisions apply to any and all segments with regard to the death of any Annuitant.

Special Distribution Rules When Death Occurs Before Income Start Date and Annuity Commencement Date For a surviving spouse who is an Annuitant and a designated beneficiary, the following will apply:

(1)	Upon notification of death:

(a)	the value of all Subaccounts, excluding the value of the GIS Subaccount(s), will be transferred to the Goldman Sachs Variable Insurance Trust — Government Money Market Fund; and

(b)	scheduled transfers if due will continue to be made.

(2)	If the surviving spouse elects to continue the contract, on receipt of proof of death and all required forms at our Home Office:

(a)	the death benefit under the contract will be allocated on a prorata basis to the investment options in which assets are then allocated;

(b)	all current segments will continue; and

(c)	the surviving spouse may elect to fund new segments on a contract monthly anniversary, if then eligible.

For a surviving spouse, who is the designated beneficiary of any portion of the contract but not an Annuitant, the following will apply:

(1)	Upon notification of death:

(a)	the value of all Subaccounts, including the GIS Subaccount(s), will be transferred to the Goldman Sachs Variable Insurance Trust — Government Money Market Fund; and

(b)	all existing segments will terminate.

(2)	If the surviving spouse elects to continue the contract, on receipt of proof of death and all required forms at our Home Office:

(a)	we will allocate the death benefit under the contract on a prorata basis to the investment options in which assets are then allocated; and

(b)	the surviving spouse may elect to fund new segments on a contract monthly anniversary, if then eligible.

Special Distribution Rules When Death Occurs On or After Income Start Date and Before Annuity Commencement Date If any Annuitant dies on the Income Start Date, the death benefit is reduced prorata by the same proportion that the value in the GIS Subaccount(s) is to the total Contract Value.

If any Annuitant dies after the Income Start Date but before the Annuity Commencement Date, proceeds will be paid under this rider, unless the surviving spouse continues the contract. The amount of proceeds payable under this rider will be the greater of (a) and (b), where:

(a)	is the commuted value of the remaining period certain of the guaranteed income floor; and

(b)	is the commuted value of the remaining period certain of the annual income amount.

Commuted values will be calculated at a rate not greater than 1% above the rate at which the payments and Annuity Units were calculated. We will calculate the commuted values on the date that we receive proof of death and all required forms at our Home Office.

For a surviving spouse who is an Annuitant and designated beneficiary, the following will apply:

(1)	Upon notification of death:

(a)	the value of all Subaccounts, excluding the value of the GIS Subaccount(s), will be transferred to the Goldman Sachs Variable Insurance Trust — Government Money Market Fund; and

(b)	scheduled transfers if due will continue to be made.

(2)	If the surviving spouse elects to continue the contract, on receipt of proof of death and all required forms at our Home Office:

(a)	the death benefit will be allocated on a prorata basis to the investment options in which assets are then allocated including any rider segments that are in effect prior to the Income Start Date;

(b)	all current segments will continue; and

(c)	the surviving spouse may elect to fund new segments on any contract monthly anniversary, provided he or she meets the eligibility requirements.

For a surviving spouse, who is the designated beneficiary of any portion of the contract but not an Annuitant, the following will apply;

(1)	Upon notification of death;

(a)	all value of the Subaccounts will be transferred to the Goldman Sachs Variable Insurance Trust — Government Money Market Fund; and

(b)	all existing segments not past the Income Start Date will terminate.

(2)	If the surviving spouse elects to continue the contract, on receipt of proof of death and all required forms at our Home Office:

(a)	the death benefit will be allocated on a prorata basis to the investment options in which assets are then allocated;

(b)	any segment past its Income Start Date will continue any remaining period certain payments; and

(c)	the surviving spouse may elect to fund new segments on any contract monthly anniversary, provided he or she meets the eligibility requirements.

The surviving spouse will become the named designated Annuitant.

Other Contract Charges

Any rider and contract charges not taken on a daily basis will first be deducted on a prorata basis from all Subaccounts, excluding the GIS Subaccount(s). If the assets in the Subaccounts are insufficient to cover the charges, the remaining amount will be deducted from any Guarantee Account. Deductions from the Guarantee Account will be taken first from the amounts that have been in the Guarantee Account for the longest period of time. For contracts issued prior to April 29, 2005, or prior to the date on which state insurance authorities approve applicable contract modifications, any remaining charges will be deducted prorata from the GIS subaccount(s) in the oldest segment(s) that have not reached their Income Start Date(s). For contracts issued on or after the later of April 29, 2005, or the date on which state insurance authorities approve applicable contract modifications, any remaining charges will be deducted from the GIS Subaccount(s) of the segments beginning with the segment that has been in effect for the shortest period of time and that has not reached its Income Start Date. For these contracts, except for the annual contract charge and any transfer charge (if applicable), any rider charge and contract charge not taken as an asset based charge from the GIS Subaccount(s) will be treated as withdrawals for purposes of calculating the guaranteed income floor and scheduled transfers made.

Termination of Rider

For contracts issued prior to April 29, 2005, or prior to the date on which state insurance authorities approve applicable contract modifications, this rider will terminate on the contract anniversary following the first date that there are no segments, unless the Annuitant and any Joint Annuitant are eligible to buy a segment on that date. For contracts issued on or after the later of April 29, 2005, or the date on which state insurance authorities approve applicable contract modifications, this rider will terminate on the contract anniversary following the first date that there are no segments, unless you are eligible to buy a segment on that date.

Ownership and Change of Ownership

On the date that the contract is assigned or sold, unless under an involuntary assignment effected by legal process, all amounts in the GIS Subaccount(s) will be transferred to the Goldman Sachs Variable Insurance Trust — Government Money Market Fund.

If you marry after the Contract Date, you may add your spouse as a Joint Owner and Joint Annuitant or as a Joint Annuitant only, subject to our approval.

For purposes of this rider:

•	a non-natural owner must name an Annuitant and may name a Joint Annuitant;

•	a natural individual owner must also be an Annuitant;

•	if there is only one natural owner, that owner may name his or her spouse as a Joint Annuitant.

•	under federal tax law, all contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

Civil union partners are not permitted to continue the contract without taking required distributions upon the death of an owner. Therefore, even if named a joint owner/Joint Annuitant, a civil union partner will have to take required distributions upon the death of the other joint owner/Joint Annuitant. See the “Distribution Rules” provision of this prospectus. If this situation applies to you, you should consult a tax adviser.

Examples

The following example shows how Guaranteed Income Advantage works based on hypothetical values. The example is for illustrative purposes only and is not intended to depict investment performance of the contract and, therefore, should not be relied upon in making a decision to invest in the rider or contract.

The example assumes that an owner purchases a contract with a male Annuitant age 60 at the time of issue and has elected a Life Income with 10 Years Certain payment plan. In addition, the example assumes that:

(1)	the owner purchases the contract for $96,000;

(2)	the owner makes no additional purchase payments;

(3)	the owner purchases only one segment;

(4)	the contract, including the GIS Subaccount investing in shares of the State Street Variable Insurance Series Funds, Inc. — Total Return V.I.S. Fund, earns a net return of 5%;

(5)	the owner makes scheduled transfers of $800 at the first of every month (for a total of $9,600 per year) for 10 years; and

(6)	the owner annuitizes the GIS Subaccount at the end of the 10th year.

Year	Value of Subaccounts at Beginning of Year	Scheduled Transfers Made	Value of Subaccounts at End of Year	Value of GIS Subaccount at Beginning of Year	Scheduled Transfers Made	Value of GIS Subaccount at End of Year	Guaranteed Minimum Annual Payment Accrued
1	$96,000	$9,600	$90,942	$0	$9,600	$9,858	$970
2	90,942	9,600	85,631	9,858	9,600	20,209	1,940
3	85,631	9,600	80,054	20,209	9,600	31,078	2,910
4	80,054	9,600	74,199	31,078	9,600	42,489	3,880
5	74,199	9,600	68,051	42,489	9,600	54,472	4,850
6	68,051	9,600	61,596	54,472	9,600	67,054	5,820
7	61,596	9,600	54,817	67,054	9,600	80,264	6,790
8	54,817	9,600	47,700	80,264	9,600	94,136	7,760
9	47,700	9,600	40,227	94,136	9,600	108,701	8,730
10	40,227	9,600	32,380	108,701	9,600	123,994	9,700

Assuming the above, we will make guaranteed payments of $9,700 (annually) to the owner for the life of the Annuitant or for 10 years, whichever is longer. The table below shows how calculated payments and the adjustment account may vary and affect the payment to the owner.

Year	Calculated Payment	Guaranteed Payment	Payment to Owner	Adjustment Account Balance
11	$9,502	$9,700	$9,700	$199
12	9,639	9,700	9,700	260
13	9,779	9,700	9,700	181
14	9,921	9,700	9,740	0
15	10,065	9,700	10,065	0
16	10,210	9,700	10,210	0
17	10,358	9,700	10,358	0
18	10,509	9,700	10,509	0
19	10,661	9,700	10,661	0
20	10,815	9,700	10,815	0

For contracts issued on or after the later of April 29, 2005, or the date on which state insurance authorities approve applicable contract modifications, the following example also applies:

The following example shows how Guaranteed Income Advantage works based on hypothetical values. The example is for illustrative purposes only and is not intended to depict investment performance of the contract and, therefore, should not be relied upon in making a decision to invest in the rider or contract.

The example assumes that an owner purchases a contract with a male Annuitant age 60 at the time of issue and has elected a Life Income with 10 Years Certain payment plan. In addition, the example assumes that:

(1)	the owner purchases the contract for $96,000;

(2)	the owner makes no additional purchase payments;

(3)	the owner purchases only one segment;

(4)	the contract, including the GIS Subaccount investing in shares of the State Street Variable Insurance Series Funds, Inc. — Total Return V.I.S. Fund, earns a net return of 5%;

(5)	the owner transfers the entire $96,000 into the GIS Subaccount at the beginning of year 1; and

(6)	the owner annuitizes the GIS Subaccount at the end of the 10th year.

Year	Value of Subaccounts at Beginning of Year	Scheduled Transfers Made	Value of Subaccounts at End of Year	Value of GIS Subaccount at Beginning of Year	Scheduled Transfers Made	Value of GIS Subaccount at End of Year	Guaranteed Minimum Annual Payment Accrued
1	$96,000	$96,000	$0	$0	$96,000	$100,800	$9,700
2	0	0	0	100,800	0	105,840	9,700
3	0	0	0	105,840	0	111,132	9,700
4	0	0	0	111,132	0	116,689	9,700
5	0	0	0	116,689	0	122,523	9,700
6	0	0	0	122,523	0	128,649	9,700
7	0	0	0	128,649	0	135,082	9,700
8	0	0	0	135,082	0	141,836	9,700
9	0	0	0	141,836	0	148,928	9,700
10	0	0	0	148,928	0	156,374	9,700

Assuming the above, we will make guaranteed payments of $9,700 (annually) to the owner for the life of the Annuitant or for 10 years, whichever is longer. The table below shows how calculated payments and the adjustment account may vary and affect the payment to the owner.

Year	Calculated Payment	Guaranteed Payment	Payment to Owner	Adjustment Account Balance
11	$11,983	$9,700	$11,983	$0
12	12,157	9,700	12,157	0
13	12,333	9,700	12,333	0
14	12,512	9,700	12,512	0
15	12,693	9,700	12,693	0
16	12,877	9,700	12,877	0
17	13,063	9,700	13,063	0
18	13,253	9,700	13,253	0
19	13,445	9,700	13,445	0
20	13,640	9,700	13,640	0

Tax Treatment of Guaranteed Income Advantage

Monthly income payments allocated to investment options under the contract and other transfers to investment options are generally not subject to tax. However, for purposes of reporting the taxable amount of withdrawals, income on the contract is determined using the entire contract value, including the value of any annuitized segment allocating monthly income payments to investment options. You may not elect to have monthly income payments paid to you and then later direct that they be allocated to investment options under the contract.

Monthly income payments from less than the entire Contract Value will not be treated as withdrawals for federal income tax purposes, if certain conditions are satisfied. To be treated as monthly income payments (instead of as a series of withdrawals), income payments from less than the entire Contract Value must be taken for one or more lives or a fixed period of at least 10 years. Lifetime income with a period certain of any duration would qualify. In that case, a pro-rata portion of your “investment in the contract” will be allocated to the income payments. The tax treatment of such income payments is the same as that for income payments received on or after the Annuity Commencement Date, as described below. If monthly income payments are taken from less than the entire Contract Value and you subsequently direct that they be allocated to investment options under the contract, the tax treatment of payments before or after such allocation is uncertain.

Monthly income payments you receive on or after the Annuity Commencement Date (i.e., from the entire Contract Value) will be subject to tax as income payments. A portion of each payment will be treated as nontaxable recovery of your “investment in the contract” (see above) and the remainder will be taxed at ordinary income tax rates. We will notify you annually of the taxable amount of your income payments. If income payments cease because of the death of the Annuitant(s) and before the total amount of the “investment in the contract” has been recovered, the unrecovered amount generally will be deductible.

Persons intending to purchase Guaranteed Income Advantage in connection with a qualified retirement plan should obtain advice from a tax adviser.

For further information on the tax treatment of partial withdrawals and income payments, see the “ Tax Matters” provision below.

Payment Protection Rider Options

We discuss two Payment Protection Rider Options in this prospectus: Payment Optimizer Plus and Principal Protection Advantage. Because this contract is no longer offered and sold, the Payment Protection Rider Options are no longer available to purchase under the contract. These Payment Protection Rider Options are discussed in separate sections below. There is an extra charge for each of the Payment Protection Rider Options.

Payment Optimizer Plus

Payment Optimizer Plus provides for a guaranteed income benefit that is based on the amount of purchase payments you make to your contract. Under the rider, you will receive a series of monthly income payments determined on the Annuity Commencement Date. If you meet the conditions of the rider, as discussed more fully below, the amount of your monthly income payment will have a guaranteed payment floor, and the guaranteed payment floor will not vary based on the market performance of the Subaccounts in which your assets are allocated. In addition, you will be eligible to receive at least the value of your purchase payments in monthly income or additional death proceeds, even if your Contract Value reduces to zero. The rider includes an “immediate annuitization” feature that provides you the opportunity to receive monthly income payments within the first year of the contract. Under the rider, you also may request to terminate your contract and rider at any time after the Annuity Commencement Date and receive the commuted value of your income payments, minus a commutation charge, in a lump sum, so long as the termination is after the right to cancel period under your contract. These and other features of the rider are more fully discussed below.

Please note that the commutation feature in Payment Optimizer Plus may not be available in all states. Please review the features of Payment Optimizer Plus available in the contract issued in your state before making a decision to elect the rider.

This rider may not be available in all states or in all markets. We reserve the right to discontinue offering the rider at any time and for any reason. If you wish to elect this rider, you must do so at the time of application.

Because this contract is no longer offered and sold, Payment Optimizer Plus is no longer available to purchase under the contract.

Investment Strategy

In order to receive the full benefit provided by this rider, you must invest all purchase payments and allocations in accordance with a prescribed Investment Strategy. If you do not allocate all assets in accordance with a prescribed Investment Strategy, your benefit will be reduced by 50%. Even if your benefit is reduced, you will continue to pay the full amount charged for the rider.

If you have elected this rider, you may not allocate assets to the Guarantee Account for as long as this rider is in effect.

Investment Strategies may change from time to time. You may allocate your assets in accordance with your Investment Strategy prescribed at the time the contract was issued, or in accordance with the Investment Strategy in effect at the time you reset your benefit. Therefore, you may have assets allocated to an Investment Strategy that is different than the Investment Strategy described in this prospectus. Your ability to choose different Investment Strategies is limited, as described below.

For contracts issued on or after May 1, 2007 and for contract owners who reset their benefit under the rider on or after May 1, 2007, the Investment Strategy includes Designated Subaccounts and Asset Allocation Model C. Under this Investment Strategy, contract owners may allocate assets to either Asset Allocation Model C or to one or more Designated Subaccounts. Contract owners may not allocate assets to Asset Allocation Model C and one or more Designated Subaccounts. Contract owners, however, may elect to participate in the Defined Dollar Cost Averaging program, which permits the owner to systematically transfer a fixed dollar amount on a monthly basis for twelve months from the Designated Subaccount investing in the Goldman Sachs Variable Insurance Trust — Government Money Market Fund to one of the available Investment Strategy options. The Designated Subaccount investing in the Goldman Sachs Variable Insurance Trust — Government Money Market Fund is only available as part of the Defined Dollar Cost Averaging program. For more information about Asset Allocation Model C, the Subaccounts comprising Asset Allocation Model C and the Designated Subaccounts, and the Defined Dollar Cost Averaging program, please see the “Subaccounts,” “Asset Allocation Program” and “Defined Dollar Cost Averaging Program” provisions of this prospectus.

On a monthly basis, we will rebalance your Contract Value to the Subaccounts in accordance with the percentages that you have chosen to invest in the Designated Subaccounts or in accordance with the allocations that comprise Asset Allocation Model C. In addition, we will also rebalance your Contract Value on any Valuation Day after any transaction involving a withdrawal, receipt of a purchase payment or a transfer of Contract Value, unless you instruct us otherwise. If you are participating in the Defined Dollar Cost Averaging program, rebalancing will not affect the assets allocated to the Designated Subaccount investing in the Goldman Sachs Variable Insurance Trust — Government Money Market Fund.

Shares of a Portfolio may become unavailable under the contract for new purchase payments, transfers, and asset rebalancing. As a result, shares of a Portfolio may also become unavailable under your Investment Strategy. Investment Strategies may be modified to respond to such events by removing unavailable Portfolios and adding new Portfolios as appropriate. Because such changes may affect your allocation instructions, you will need to provide updated allocation instructions to comply with the modified Investment Strategy. If you do not provide updated allocation instructions, any subsequent purchase payments or transfers requesting payment to an unavailable Portfolio will be considered not in good order. Periodic rebalancing to unavailable Portfolios will cease and any imbalances in percentages due to lack of asset rebalancing will not cause a reduction in your benefit.

If you request a transfer or send a subsequent purchase payment with allocation instructions to a Portfolio that is not part of the prescribed Investment Strategy, we will honor your instructions. Please be aware, however, that your total Contract Value will not be invested in accordance with the prescribed Investment Strategy, and your benefit base will be reduced by 50%, resulting in a reduction in your benefit.

You may elect to resume participation in the prescribed Investment Strategy at your next available reset date, as described in the “Reset of Benefit Base” provision below, provided we receive written notice of your election at our Home Office at least 15 days prior to that date. If you elect to participate in the Investment Strategy, your benefit base will be reset to your Contract Value as of that date. At that time, the charge for this rider will also be reset. The new charge, which may be higher than your previous charge, is guaranteed not to exceed an annual rate of 1.25%.

The current Investment Strategy is as follows:

(1) owners may allocate assets to the following Designated Subaccounts:

AB Variable Products Series Fund, Inc. — AB VPS Balanced Hedged Allocation Portfolio — Class B;

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) — Invesco V.I. Equity and Income Fund — Series II shares;

BlackRock Variable Series Funds, Inc. — BlackRock Global Allocation V.I. Fund — Class III Shares;

Fidelity Variable Insurance Products Fund — VIP Balanced Portfolio — Service Class 2;

Janus Aspen Series — Janus Henderson Balanced Portfolio — Service Shares;

MFS® Variable Insurance Trust — MFS® Total Return Series — Service Class Shares; and/or

State Street Variable Insurance Series Funds, Inc. — Total Return V.I.S. Fund — Class 3 Shares

OR

(2)	owners may allocate assets to Asset Allocation Model C.

Contract owners may elect to participate in the Defined Dollar Cost Averaging program when they apply for the contract. Defined Dollar Cost Averaging permits the owner to systematically transfer a fixed dollar amount on a monthly basis for twelve months from the Designated Subaccount investing in the Goldman Sachs Variable Insurance Trust — Government Money Market Fund to one of the available Investment Strategy options. The Designated Subaccount investing in the Goldman Sachs Variable Insurance Trust — Government Money Market Fund is only available as part of the Defined Dollar Cost Averaging program.

If, on the Annuity Commencement Date, you are allocating assets in accordance with the prescribed Investment Strategy and you later choose to allocate the value of Annuity Units without following the Investment Strategy, your income base will be reduced by 50% and the benefits you are eligible to receive under the rider will be reduced. However, if your benefit base was reduced due to not following the Investment Strategy and then not reset before your Annuity Commencement Date, this adjustment does not apply.

On a monthly basis, we will rebalance the value of Annuity Units to the Subaccounts in accordance with the percentages that you have chosen for the Designated Subaccounts or in accordance with the allocations that comprises Asset Allocation Model C. If you are participating in the Defined Dollar Cost Averaging program, rebalancing will not affect the assets allocated to the Designated Subaccount investing in the Goldman Sachs Variable Insurance Trust — Government Money Market Fund.

We will not reduce your benefit base or income base if you are not following the Investment Strategy due to a Portfolio liquidation or a Portfolio dissolution and the assets are transferred from the liquidated or dissolved Portfolio to another Portfolio.

Benefit Base and Income Base

Benefit base is used to calculate income base. Income base is used to calculate the guaranteed amount of monthly income. Income base is also used to calculate any additional death proceeds. If benefit base or income base is reduced, the benefits you are eligible for under this rider also will be reduced.

The initial benefit base is equal to the sum of all purchase payments received on the Contract Date. The benefit base remains in effect until adjusted as described below.

If you have allocated assets in accordance with the prescribed Investment Strategy from the later of the Contract Date and the date on which benefit base was reset, as described in the “Reset of Benefit Base” provision below, any additional purchase payments applied will be added to the benefit base as of the prior Valuation Day.

Important Note. We reserve the right to exclude additional purchase payments from being applied to the benefit base. As a result, it is possible that you would not be able to make subsequent purchase payments after the initial purchase payment to take advantage of the benefits provided by Payment Optimizer Plus that would be associated with such additional purchase payments. For example, since your benefit base would not be increased for such subsequent purchase payments, the monthly income payments associated with such purchase payments would not have a guaranteed payment floor and such purchase payments would not increase the income base for purposes of calculating the amount of any additional death proceeds. In addition, if you make purchase payments that are not included in the calculation of your benefit base, you will pay a higher rider charge to the extent that the purchase payments increase the Contract Value upon which the charge is imposed. Also, to the extent your Contract Value is increased by such purchase payments, you are less likely to realize any benefit under Payment Optimizer Plus, because it is less likely that your Contract Value will be less than the benefit base or income base, as applicable. Before making purchase payments that do not increase the benefit base, you should consider that: (i) the guaranteed payment floor, additional death proceeds, and other guarantees provided by this rider will not reflect such purchase payments; (ii) any such purchase payments make it less likely that you will receive any such benefits even if your Contract Value has declined; and (iii) this rider may not make sense for you if you intend to make purchase payments that will not increase the benefit amount.

If your benefit base was reduced due to not following the Investment Strategy and then not reset, any additional purchase payments applied will increase the benefit base on the prior Valuation Day by 50% of the purchase payment.

We reserve the right to exclude additional purchase payments from being applied to the benefit base.

All withdrawals, including any surrender charges, reduce the benefit base. The new benefit base is equal to (a) multiplied by (b) divided by (c), where:

(a)	is the benefit base as of the prior Valuation Day, adjusted for any additional purchase payments received;

(b)	is the Contract Value following the withdrawal; and

(c)	is the Contract Value before the withdrawal.

On the Annuity Commencement Date, the income base is set equal to the benefit base. Any withdrawal that occurs on the Annuity Commencement Date will be processed before benefit base is converted to income base.

Reset of Benefit Base.  If all of the Annuitants are ages 50 through 85, you may choose to reset your benefit base on an annual anniversary of the Contract Date that is at least 12 months after the later of the Contract Date and the last reset date.

We must receive written notice of your election to reset your benefit base at our Home Office at least 15 days prior to the reset date. If you do reset your benefit base, as of that date, we will:

•	reset the benefit base to your Contract Value;

•	reset the charge for this rider. The new charge, which may be higher than your previous charge, will never exceed 1.25% annually; and

•	reset the Investment Strategy to the current Investment Strategy.

You may not reset your benefit base after the Annuity Commencement Date. If on any contract anniversary any Annuitant is older than age 85, you may not reset your benefit base. Because the Annuity Commencement Date is determined by when you begin taking income payments, you should carefully consider when to start taking income payments if you elected Payment Optimizer Plus. The longer you wait before beginning to take income payments, the more opportunities you may have to reset the benefit base and thereby potentially increase the amount of income payments. If you delay starting to take income payments too long, however, you may limit the number of years available for you to take income payments in the future (due to life expectancy) and you may be paying for a benefit you are not using.

Systematic Resets. You may elect to reset your benefit base automatically on an available contract anniversary (a “systematic reset”). If you have not previously elected to systematically reset your benefit, or if your election has terminated, we must receive written notice of your election to systematically reset your benefit at our Home Office at least 15 days prior to your next contract anniversary.

A systematic reset of your benefit base will occur when your contract value is higher than the benefit base as of the available contract anniversary or, if the contract anniversary is not a Valuation Day, as of the next Valuation Day. By “available contract anniversary” we mean a contract anniversary on which you are eligible to reset your benefit, as such requirements (age and otherwise) are described herein.

Systematic resets will continue until and unless:

(a)	the Investment Strategy is violated;

(b)	the owner (or owners) submits a written request to our Home Office to terminate systematic resets;

(c)	income payments begin via annuitization;

(d)	the Investment Strategy changes, allocations are affected, and we do not receive confirmation from you at our Home Office of new allocations; or

(e)	ownership changes.

Please note that a systematic reset will occur on an available contract anniversary if contract value is even nominally higher than the benefit base (e.g., as little as $1.00 higher) and, therefore, a systematic reset may not be in your best interest because: (i) the charge for this rider may be higher than your previous charge; and (ii) the Investment Strategy will be reset to the current Investment Strategy (the Investment Strategy offered on the reset date). Please carefully consider whether it is in your best interest to elect to systematically reset your benefit base.

Monthly Income.  The Annuity Commencement Date under this rider may be any Valuation Day after the first Valuation Day under the Contract. Prior to the date that monthly income begins, the Annuity Commencement Date may be changed to any Valuation Day after the first Valuation Day under the Contract. On the Annuity Commencement Date, we will begin the payment process for your monthly income payments. Monthly income will be paid to you over the life of the Annuitant(s), unless you elect otherwise. Beginning on the Annuity Commencement Date, monthly income will be calculated annually as of the first Valuation Day of each annuity year. An annuity year is the one-year period beginning on the Annuity Commencement Date or on the annual anniversary of the Annuity Commencement Date. If the first day of an annuity year does not begin on a Valuation Day, the next Valuation Day will be used in calculating the monthly income for that annuity year. Monthly income will not vary during an annuity year. The amount may increase or decrease from annuity year to annuity year.

How Income Payments are Calculated

Guaranteed Payment Floor.  The guaranteed payment floor is the guaranteed amount of each monthly income payment. The guaranteed payment floor is equal to (a) multiplied by (b) divided by (c), where:

(a)	is the income base;

(b)	is the guaranteed payment floor percentage for the attained age of the Annuitant for a single Annuitant contract or the attained age for younger living Annuitant for a Joint Annuitant contract on the Annuity Commencement Date (as specified in the contract); and

(c)	is 12.

For purposes of this rider, the benefits under this rider, and the rider charge, once a contract is a Joint Annuitant contract, it will remain a Joint Annuitant contract while the contract and rider are in effect.

Initial Monthly Income.  The initial monthly income is the greater of the level income amount and the guaranteed payment floor. The annual income amount is used to determine the level income amount. We determine the level income amount by applying the annual income amount to a 12 month, period certain, single payment immediate annuity.

The initial annual income amount is equal to (a) multiplied by (b), where:

(a)	is the payment rate based upon the gender(s), when applicable, and settlement age(s) of the Annuitant(s) as shown in the rider, the Contract Value on the Valuation Day prior to the Annuity Commencement Date and the income base as of the Annuity Commencement Date; and

(b)	is the Contract Value on the Valuation Day prior to the Annuity Commencement Date less any premium tax.

For purposes of this rider only, the payment rates are based on the Annuity 2000 Mortality Table, using an assumed interest rate of 4%. These annuity rates may not be as favorable as the current rates we would use to calculate payments under the “Life Income with Period Certain” annuity payment option available under this contract on the Annuity Commencement Date, and your Contract Value on the Annuity Commencement Date would be higher than under this rider because there would be no associated rider charge. Accordingly, payments under such an annuity payment option may be greater than payments under this rider. However, payments under such an annuity payment option would not have a guaranteed payment floor. In addition, you would not be guaranteed to be eligible to receive at least the value of your purchase payments in monthly income payments or additional death proceeds even if your Contract Value reduces to zero, although payments under life income with period certain annuity payment options may also provide certain death proceeds. You should carefully consider which annuity payment option is right for you.

Monthly Age Adjustment: The settlement age(s) is the Annuitant(s)’s age last birthday on the date monthly income begins, minus an age adjustment from the table below. The actual age adjustment may be less than the numbers shown.

Year Payments Begin		Maximum Age Adjustment
After	Prior To
2005	2011	5
2010	2026	10
2025	—	15

On the Annuity Commencement Date, if any monthly income payment would be $100 or less, we reserve the right to reduce the frequency of payments to an interval that would result in each amount being at least $100. If the annual payment would be less than $100, we will pay the Contract Value on the Valuation Day prior to the Annuity Commencement Date and the contract will terminate on the Annuity Commencement Date.

Subsequent Monthly Income.  Subsequent annual income amounts are determined by means of Annuity Units. The amount of any subsequent annual income amount may be greater or less than the initial payment. We guarantee that each subsequent payment will not be affected by variations in mortality experience from the mortality assumptions on which the first payment is based. The number of Annuity Units will be determined on the Annuity Commencement Date. The number will not change unless a transfer is made. The number of Annuity Units for a Subaccount is determined by dividing the initial annual income amount attributable to that Subaccount by the Annuity Unit value for that Subaccount as of the Annuity Commencement Date. The dollar amount of each subsequent annual income amount is the sum of the payments from each Subaccount. The payment is determined by multiplying your number of Annuity Units in each Subaccount by the Annuity Unit value for that Subaccount as of the Valuation Day each annuity year starts.

An adjustment account is established on the Annuity Commencement Date. The adjustment account tracks the difference between the level income amount and the guaranteed payment floor when the level income amount is less than the guaranteed payment floor. You will not receive monthly income above the guaranteed payment floor unless future performance of the underlying Subaccount(s) is sufficient to reduce the adjustment account to zero. Therefore, poor long-term performance of the underlying Subaccount(s) may result in monthly income equal to the guaranteed payment floor, even if the underlying Subaccount(s) performs well in a particular year. The value of the adjustment account on the Annuity Commencement Date will be the greater of (a) and (b), where:

(a)	is zero; and

(b)	is 12 multiplied by the guaranteed payment floor, minus 12 multiplied by the initial level income amount.

Monthly income in subsequent annuity years will be calculated annually as of the first Valuation Day of each annuity year. The actual monthly income in subsequent annuity years is the greater of (a) and (b), where:

(a)	is the subsequent level income amount, minus any value in the adjustment account as of the date the last monthly income was paid divided by 12; and

(b)	is the guaranteed payment floor.

For monthly income in subsequent annuity years, the value of the adjustment account will be the greater of (a) and (b), where:

(a)	is zero; and

(b)	is the value of the adjustment account as of the prior annuity year, plus 12 multiplied by the actual subsequent monthly income for the current annuity year, minus 12 multiplied by the subsequent level income amount for the current annuity year.

Commutation Provision

After the Annuity Commencement Date, you may request to terminate your contract and this rider. If the right to cancel period as defined under the contract has ended, you will receive the commuted value of your income payments in a lump sum, calculated as described below (the “commutation value”). After this lump sum payment, income payments will end.

Please note that the commutation feature in Payment Optimizer Plus may not be available in all states. Please review the features of Payment Optimizer Plus available in the contract issued in your state before making a decision to elect the rider.

Commutation Value: The commutation value will be the lesser of (a) and (b) but not less than zero, where:

(a)	is (i) minus (ii) minus (iii), where:

(i)	is the income base less any premium tax;

(ii)	the commutation charge; and

(iii)	is the sum of all monthly income paid;

(b)	is (i) minus (ii) minus (iii) plus (iv), where:

(i)	is the commutation base, which is described below, less any premium tax;

(ii)	is the commutation charge;

(iii)	is the adjustment account value; and

(iv)	is the level income amount multiplied by the number of months remaining in the current annuity year.

The amount of the commutation charge will be the surrender charge that would otherwise apply under the contract, in accordance with the surrender charge schedule.

Commutation Base: On any day that is a Valuation Day, the commutation base in a Subaccount is determined by multiplying the number of commutation units in that Subaccount by the value of the commutation unit for that Subaccount. The commutation base is equal to the sum of the commutation base amounts for each Subaccount.

Commutation Units: On the Valuation Day prior to the Annuity Commencement Date, the commutation units in a Subaccount will be equal to the number of Accumulation Units for that Subaccount.

The number of commutation units is reduced at the beginning of each annuity year. The reduction for each Subaccount equals (a) divided by (b), where:

(a)	is the annual income amount for the Subaccount; and

(b)	is the value of the commutation unit for the Subaccount on the first Valuation Day of the annuity year.

Other events that will reduce the number of commutation units of a Subaccount are as follows:

(1)	transfers out of the Subaccount;

(2)	payment of commutation proceeds;

(3)	payment of death proceeds; and

(4)	deduction of applicable contract charges.

Commutation units are canceled as of the end of the Valuation Period in which we receive notice in a form acceptable to us regarding an event that reduces commutation units.

Transfers: When we perform Subaccount transfers after the Annuity Commencement Date, we will redeem the commutation units from the current Subaccount and purchase commutation units from the new Subaccount. The commutation base on the date of the transfer will not be affected by the transfer. The number of commutation units added to the new Subaccount is (a) multiplied by (b), divided by (c), where:

(a)	is the number of commutation units transferred out of the current Subaccount;

(b)	is the value of a commutation unit of the current Subaccount; and

(c)	is the value of a commutation unit of the new Subaccount.

Value of Commutation Units: The initial value of a commutation unit for each Subaccount is the initial value of the Accumulation Unit for that Subaccount. Thereafter, the value of a commutation unit at the end of every Valuation Day is the value of the commutation unit at the end of the previous Valuation Day multiplied by the net investment factor, as described in the contract. The value of a commutation unit may change from one Valuation Period to the next.

Note on Calculation of Commutation Value. If you elect to terminate your contract and the rider and receive the commutation value, the commutation value is based on the commuted value of your income payments in a lump sum. The amount of income payments on which the commutation value is based on either (a) income base, which is a measure of purchase payments (and Contract Value, if there is a reset) applied under the contract, and is used to calculate the guaranteed payment floor; and (b) commutation base, which is a measure of Contract Value had the contract not been “annuitized,” and reflects the effect of market performance. In addition, the commutation value reflects the deduction of any applicable commutation charge.

If you elect to terminate your contract after income payments have begun and receive the commutation value, you will receive the lesser of the adjusted income base and the adjusted commutation base (but not less than zero), as described in the calculation provided above. You should be aware that income base will not reflect any positive investment performance unless, on or before the Annuity Commencement Date, there was a reset of benefit base capturing such performance. As a result, the commutation value you receive will always be less than the income base (adjusted for any premium tax, commutation charge and monthly income paid) and will never reflect any of the positive investment performance experienced after a reset or after the Annuity Commencement Date. This rider is primarily designed to provide a guaranteed income payment with upside potential and, therefore, this rider may not make sense for you if you believe you may elect to terminate the contract and receive the commutation value after your contract has experienced positive investment performance. In addition, the total amount of commuted income payments you receive if you terminate the contract may be less than the total amount of income payments and additional death proceeds you would be guaranteed to receive if you did not terminate the contract.

Death Provisions

The following provisions apply to the rider.

Special Distribution Rules When Death Occurs Before Monthly Income Starts  If the designated beneficiary is a surviving spouse who elects to continue the contract as the new owner, this rider will continue.

Special Distribution Rules When the Last Annuitant Dies On or After Monthly Income Starts  If the last Annuitant dies after an Annuity Commencement Date, there may be additional death proceeds paid under this rider to the designated beneficiary in a lump sum. The amount of any additional death proceeds will be the greater of (a) and (b), where:

(a)	is (i) minus (ii), where:

(i)	is the income base;

(ii)	is the sum of all monthly income paid; and

(b)	is zero.

When this Rider is Effective

The effective date of the rider is the Contract Date. This rider may be terminated only when the contract is terminated.

Change of Ownership

We must approve any assignment or sale of this contract unless the assignment is made pursuant to a court order.

General Provisions

For purposes of this rider:

•	a non-natural owner must name an Annuitant and may name the Annuitant’s spouse as a Joint Annuitant;

•	an individual owner must also be an Annuitant;

•	if there is only one owner, that owner may name only his or her spouse as a Joint Annuitant — at issue; and

•	If you marry after issue, but prior to the Annuity Commencement Date, you may add your spouse as a joint owner and Joint Annuitant or as a Joint Annuitant only, subject to Home Office approval.

•	under federal tax law, all contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

Civil union partners are not permitted to continue the contract without taking required distributions upon the death of an owner. Therefore, even if named a joint owner/Joint Annuitant, a civil union partner will have to take required distributions upon the death of the other joint owner/Joint Annuitant. See the “Distribution Rules” provision of this prospectus. If this situation applies to you, you should consult a tax adviser.

Examples

The following examples show how Payment Optimizer Plus works based on hypothetical values. The examples are for illustrative purposes only and are not intended to depict investment performance of the contract and, therefore, should not be relied upon in making a decision to invest in the rider or contract. The examples assume that an owner purchases the contract with a male Annuitant, age 65, at the time of issue.

The first examples assumes that:

(1)	the owner purchases the contract for $100,000;

(2)	the owner makes no additional purchase payments or withdrawals;

(3)	all Contract Value is allocated to the prescribed Investment Strategy at all times;

(4)	the contract earns a net return of 0%;

(5)	the benefit base is reset on each contract anniversary;

(6)	the Annuity Commencement Date is the third contract anniversary;

(7)	the guaranteed payment floor percentage is 7%;

(8)	the 12 month, period certain, single payment immediate annuity rate is 0%; and

(9)	there is no premium tax.

On the Annuity Commencement Date, the income base is set equal to the benefit base.

Annuity Year	Annual Income Amount	Monthly Level Income Amount	Guaranteed Payment Floor	Monthly Income	Adjustment Account	Additional Death Proceeds (Beginning of Year)
1	$6,517	$543	$583	$583	$483	$100,000
2	6,266	522	583	583	1,217	93,000
3	6,025	502	583	583	2,191	86,000
4	5,794	483	583	583	3,398	79,000
5	5,571	464	583	583	4,827	72,000

The annual income amount for annuity year 1 is determined by multiplying the Contract Value by a payment rate (in this example, $100,000 x .06517 = $6,517). The level income amount is determined by dividing the annual income amount by 12. In this example, for annuity year 1, the level income amount is $543 ($6,517 / 12). The guaranteed payment floor is determined by multiplying the income base by the guaranteed payment floor percentage and dividing that product by 12 (in this example, ($100,000 x .07) / 12 = $583). Monthly income is the greater of the guaranteed payment floor and the level income amount, which, for annuity year 1, is the greater of $583 and $543. The additional death proceeds equal to the income base minus the sum of all monthly income paid.

This next examples assumes that:

(1)	the owner purchases the contract for $100,000;

(2)	the owner makes no additional purchase payments or withdrawals;

(3)	all Contract Value is allocated to the prescribed Investment Strategy at all times;

(4)	the contract earns a net return of 8%;

(5)	the benefit base is reset on the first contract anniversary;

(6)	the Contract Value at the end of the first contract year is $108,000;

(7)	the Annuity Commencement Date is the first contract anniversary;

(8)	the guaranteed payment floor percentage is 7%; and

(9)	there is no premium tax.

Annuity Year	Annual Income Amount	Monthly Income Paid	Commutation Base – End of Year	Adjustment Account – End of Year	Income Base, Less Commutation Charge, Less Monthly Income Paid – End of Year	Commutation Value – End of Year
1	$6,806	$7,560	$109,289	$754	$94,440	$94,440
2	7,068	7,560	110,399	1,246	86,880	86,880
3	7,340	7,560	111,304	1,466	79,320	79,320
4	7,622	7,560	111,977	1,404	72,760	72,760
5	7,915	7,560	112,386	1,049	66,200	66,200
6	8,220	7,560	112,500	389	62,640	62,640

The commutation base at the end of annuity year 1 (contract year 2) is determined by multiplying the Contract Value at the end of the first contract year less the annual income amount for annuity year 1 by 1.08 (($108,000 - $6,806) x 1.08 = $109,289). The commutation value at the end of annuity year 1 is equal to the lesser of (i) the income base, less the commutation charge, less monthly income paid ($108,000 - 6% x $100,000 - $7,560 = $94,440) and (ii) the commutation base less the commutation charge, less the value of the adjustment account ($109,289 - 6% x $100,000 - $754 = $102,535). The commutation base at the end of annuity year 2 (contract year 3) is determined by multiplying the commutation base at the end of annuity year 1 less the annual income amount for annuity year 2 by 1.08 (($109,289 - $7,068) x 1.08 = $110,399).

Beginning in annuity year 6 (contract year 7), the contract has no surrender charge and, therefore, the commutation value is not reduced by a commutation charge. The commutation value at the end of annuity year 6 is $62,640, which is equal to the lesser of (i) the income base less monthly income paid ($108,000 - $45,360 = $62,640) and (ii) the commutation base less the value of the adjustment account ($112,500 - $389 = $112,111).

Principal Protection Advantage

Principal Protection Advantage provides for a guaranteed income benefit that is based on the amount of purchase payments you make to your contract. Under the rider, you will receive a series of monthly income payments (a “Payment Protection Plan”) determined on the date you elect to take such payments (the “Income Start Date”). If you meet the conditions of the rider, as discussed more fully below, the amount of your monthly income payment, for each Payment Protection Plan, will have a guaranteed payment floor, and the guaranteed payment floor will not vary based on the market performance of the Subaccounts in which your assets are allocated. In addition, you will be eligible to receive at least the value of your purchase payments in monthly income or additional death proceeds, even if your Contract Value reduces to zero.

Because this contract is no longer offered and sold, Principal Protection Advantage is no longer available to purchase under the contract.

Investment Strategy

In order to receive the full benefit provided by this rider, you must invest all purchase payments and allocations in accordance with a prescribed Investment Strategy. If you do not allocate all assets in accordance with a prescribed Investment Strategy, your benefit will be reduced by 50%. Even if your benefit is reduced, you will continue to pay the full amount charged for the rider.

Investment Strategies may change from time to time. You may allocate your assets in accordance with your Investment Strategy prescribed at the time the contract was issued, or in accordance with the Investment Strategy in effect at the time you reset your benefit. Therefore, you may have assets allocated to an Investment Strategy that is different than the Investment Strategy described in this prospectus. In addition, if you are taking income payments and still have Contract Value in the contract, you may have assets allocated to different Investment Strategies. Your ability to choose different Investment Strategies is limited, as described below.

For contracts issued on or after May 1, 2007 and for contract owners who reset their benefit under the rider on or after May 1, 2007, the Investment Strategy includes Designated Subaccounts and Asset Allocation Model C. Under this Investment Strategy, contract owners may allocate assets to either Asset Allocation Model C or to one or more Designated Subaccounts. Contract owners may not allocate assets to Asset Allocation Model C and one or more Designated Subaccounts. For more information about Asset Allocation Model C and the Subaccounts comprising Asset Allocation Model C and the Designated Subaccounts, please see the “Subaccounts” and “Asset Allocation Program” provisions of this prospectus.

On a monthly basis, we will rebalance your Contract Value to the Subaccounts in accordance with the percentages that you have chosen to invest in the Designated Subaccounts or in accordance with the allocations that comprise Asset Allocation Model C. In addition, we will also rebalance your Contract Value on any Valuation Day after any transaction involving a withdrawal, receipt of a purchase payment or a transfer of Contract Value, unless you instruct us otherwise.

Shares of a Portfolio may become unavailable under the contract for new purchase payments, transfers, and asset rebalancing. As a result, shares of a Portfolio may also become unavailable under your Investment Strategy. Investment Strategies may be modified to respond to such events by removing unavailable Portfolios and adding new Portfolios as appropriate. Because such changes may affect your allocation instructions, you will need to provide updated allocation instructions to comply with the modified Investment Strategy. If you do not provide updated allocation instructions, any subsequent purchase payments or transfers requesting payment to an unavailable Portfolio will be considered not in good order. Periodic rebalancing to unavailable Portfolios will cease and any imbalances in percentages due to lack of asset rebalancing will not cause a reduction in your benefit.

If you request a transfer or send a subsequent purchase payment with allocation instructions to a Portfolio that is not part of the prescribed Investment Strategy, we will honor your instructions. Please be aware, however, that your total Contract Value will not be invested in accordance with the prescribed Investment Strategy, and your benefit base will be reduced by 50%, resulting in a reduction in your benefit.

At least 15 days prior to your next contract anniversary, you may elect to reset your benefit base, as described in the “Reset of Benefit Base” provision below, and to resume participation in the prescribed Investment Strategy available that time, provided we receive written notice of your election at our Home Office. If you elect to participate in the Investment Strategy, your benefit base will be reset to your Contract Value as of that contract anniversary. At that time, the charge for this rider will also be reset. The new charge, which may be higher than your previous charge, is guaranteed not to exceed an annual rate of 1.00%.

The current Investment Strategy is as follows:

(1)	owners may allocate assets to the following Designated Subaccounts:

AB Variable Products Series Fund, Inc. — AB VPS Balanced Hedged Allocation Portfolio — Class B;

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) — Invesco V.I. Equity and Income Fund — Series II shares;

BlackRock Variable Series Funds, Inc. — BlackRock Global Allocation V.I. Fund — Class III Shares;

Fidelity Variable Insurance Products Fund — VIP Balanced Portfolio — Service Class 2;

Janus Aspen Series — Janus Henderson Balanced Portfolio — Service Shares;

MFS® Variable Insurance Trust — MFS® Total Return Series — Service Class Shares; and/or

State Street Variable Insurance Series Funds, Inc. — Total Return V.I.S. Fund — Class 3 Shares;

OR

(2)	owners may allocate assets to Asset Allocation Model C.

If, on the Income Start Date, you are allocating assets in accordance with the prescribed Investment Strategy and you later choose to allocate the value of Annuity Units without following the Investment Strategy, your income base will be reduced by 50% and the benefits you are eligible to receive under the rider will be reduced. However, if your benefit base was reduced due to not following the Investment Strategy and then not reset before your Income Start Date, this adjustment does not apply.

On a monthly basis, we will rebalance the value of Annuity Units to the Subaccounts in accordance with the percentages that you have chosen for the Designated Subaccounts or in accordance with the allocations that comprises Asset Allocation Model C.

Benefit Base and Income Base

Benefit base is used to calculate income base. Income base is used to calculate the guaranteed amount of monthly income for a Payment Protection Plan. Income base is also used to calculate any additional death proceeds. If benefit base or income base is reduced, the benefits you are eligible for under this rider also will be reduced.

The initial benefit base is equal to the sum of all purchase payments received on the Contract Date. The benefit base remains in effect until adjusted as described below.

If you have allocated assets in accordance with the prescribed Investment Strategy from the later of the Contract Date and the date on which benefit base was reset as described in the “Reset of Benefit Base” provision below, any additional purchase payments applied will be added to the benefit base on the prior Valuation Day.

Important Note. We reserve the right to exclude additional purchase payments from being applied to the benefit base. As a result, it is possible that you would not be able to make subsequent purchase payments after the initial purchase payment to take advantage of the benefits provided by Principal Protection Advantage that would be associated with such additional purchase payments. For example, since your benefit base would not be increased for such subsequent purchase payments, the monthly income payments associated with such purchase payments would not have a guaranteed payment floor and such purchase payments would not increase the income base for purposes of calculating the amount of any additional death proceeds. In addition, if you make purchase payments that are not included in the calculation of your benefit base, you will pay a higher rider charge to the extent that the purchase payments increase the Contract Value upon which the charge is imposed. Also, to the extent your Contract Value is increased by such purchase payments, you are less likely to realize any benefit under Principal Protection Advantage, because it is less likely that your Contract Value will be less than the benefit base or income base, as applicable. Before making purchase payments that do not increase the benefit base, you should consider that: (i) the guaranteed payment floor, additional death proceeds, and other guarantees provided by this rider will not reflect such purchase payments; (ii) any such purchase payments make it less likely that you will receive any such benefits even if your Contract Value has declined; and (iii) this rider may not make sense for you if you intend to make purchase payments that will not increase the benefit amount.

If your benefit base was reduced due to not following the Investment Strategy and then not reset on your next contract anniversary, any additional purchase payments applied will be reduced by 50%, and then will be added to the benefit base on the prior Valuation Day. We reserve the right to exclude additional purchase payments from being applied to the benefit base.

All withdrawals, including any surrender charges and any premium tax assessed, reduce the benefit base. The new benefit base is equal to (a) multiplied by (b) divided by (c), where:

(a)	is the benefit base on the prior Valuation Day, adjusted for any additional purchase payments received;

(b)	is the Contract Value following the withdrawal; and

(c)	is the Contract Value before the withdrawal.

On the Income Start Date, benefit base is converted to income base. Any withdrawal that occurs on the Income Start Date will be processed before benefit base is converted to income base. If the portion of Contract Value applied to a Payment Protection Plan to provide for monthly income (the “Income Start Value”) is equal to the total Contract Value, 100% of the benefit base is converted into income base. Otherwise only a portion of the benefit base is converted to income base. The new benefit base is equal to (a) multiplied by (b) divided by (c), where:

(a)	is the benefit base on the prior Valuation Day, adjusted for any partial withdrawals;

(b)	is the Contract Value following the conversion; and

(c)	is the Contract Value before the conversion.

The income base allocated to each Payment Protection Plan is equal to (a) multiplied by (b) divided by (c), where:

(a)	is the benefit base on the prior Valuation Day, adjusted for partial withdrawals;

(b)	is the Income Start Value; and

(c)	is the Contract Value before the conversion of benefit base to income base.

Reset of Benefit Base. You may choose to reset your benefit base on any contract anniversary. If you do, as of that date (or if that date occurs on a day that is not a Valuation Day, on the next Valuation Day), we will:

•	reset the benefit base to your Contract Value;

•	reset the charge for this rider (the new charge, which may be higher than your previous charge, is guaranteed never to exceed an annual rate of 1.00%); and

•	reset the Investment Strategy to the current Investment Strategy.

You must wait at least 36 months after the last of any reset of your benefit base before you may begin your monthly income. If on any contract anniversary any Annuitant is older than age 85, you may not reset your benefit base.

You should carefully consider when to start taking income payments under a Payment Protection Plan if you elected Principal Protection Advantage. The longer you wait before beginning to take income payments, the more opportunities you may have to reset the benefit base and thereby potentially increase the amount of income payments. If you delay starting to take income payments too long, however, you may limit the number of years available for you to take income payments in the future (due to life expectancy) and you may be paying for a benefit you are not using.

Monthly Income

On the Income Start Date, we will begin making monthly income payments. The Income Start Date must be a contract anniversary and must occur at least 36 months after the latest of the Contract Date, the last reset of benefit base, or the date the last purchase payment is received. The Income Start Value will then be applied to a Payment Protection Plan. Beginning on the Income Start Date, monthly income will be calculated annually as of the first Valuation Day of each annuity year. An annuity year is the one-year period beginning on the Income Start Date or on the annual anniversary of the Income Start Date. If the first day of an annuity year does not begin on a Valuation Day, the next Valuation Day will be used in calculating the monthly income for that annuity year. Monthly income will not vary during an annuity year. The amount may increase or decrease from annuity year to annuity year.

Monthly income will be paid to you over the life of the Annuitant unless you elect otherwise. If you are receiving monthly income, your contract will be deemed to have reached its Annuity Commencement Date on the day your Contract Value equals zero. If Contract Value is greater than zero, you may elect to transfer monthly income within the contract on a pro rata basis to the investment options in which Contract Value is then allocated. If you have elected to transfer monthly income within the contract and Contract Value falls to zero, the transfers of monthly income will end and monthly income will be paid to you. In that event, your contract will be deemed to have reached its Annuity Commencement Date on the day your Contract Value equaled zero.

How Income Payments are Calculated

Initial Income Payment. The initial annual income amount for each Payment Protection Plan is equal to (a) multiplied by (b), where:

(a)	is the payment rate based upon the gender(s) and settlement age(s) of the Annuitant(s) as shown in the rider, the Income Start Value and the income base as of the Income Start Date; and

(b)	is the Income Start Value less any premium tax.

For purposes of this rider only, the payment rates are based on the Annuity 2000 Mortality Table, using an assumed interest rate of 3%. These annuity rates may not be as favorable as the current rates we would use to calculate payments under the “Life Income with Period Certain” annuity payment option available under this contract on the Income Start Date, and your Contract Value on the Income Start Date would be higher than under this rider because there would be no associated rider charge. Accordingly, payments under such an annuity payment option may be greater than payments under this rider. However, payments under such an annuity payment option would not have a guaranteed payment floor. In addition, you would not be guaranteed to be eligible to receive such at least the value of your purchase payments in monthly income payments or additional death proceeds even if your Contract Value reduces to zero, although payments under life income with period certain annuity payment options may also provide certain death proceeds. You should carefully consider which annuity payment option is right for you.

The initial monthly income is the greater of the level income amount and the guaranteed payment floor. We determine the level income amount by applying the annual income amount to a 12 month, period certain, single payment immediate annuity.

The guaranteed payment floor is the guaranteed amount of each monthly income for a Payment Protection Plan. The guaranteed payment floor is equal to (a) multiplied by (b) divided by (c), where:

(a)	is the income base;

(b)	is the guaranteed payment floor percentage for the attained age of the single Annuitant or the younger of the Joint Annuitants on the Income Start Date; and

(c)	is 12.

Subsequent Income
Payments. The subsequent annual income amounts under the applicable Payment Protection Plan are determined by means of Annuity Units. The amount of any subsequent annual income amount may be greater or less than the initial payment. We guarantee that each subsequent payment will not be affected by variations in mortality experience from the mortality assumptions on which the first payment is based. The number of Annuity Units is determined by dividing the portion of the initial annual income amount attributable to that Subaccount by the Annuity Unit value for that Subaccount as of the Income Start Date. The dollar amount of each subsequent annual income amount is the sum of the payments from each Subaccount. The payment is determined by multiplying your number of Annuity Units in each Subaccount by the Annuity Unit value for that Subaccount as of the Valuation Day each annuity year starts.

An adjustment account is established on the Income Start Date. The adjustment account tracks the difference between the level income amount and the guaranteed payment floor when the level income amount is less than the guaranteed payment floor. You will not receive monthly income above the guaranteed payment floor unless future performance of the underlying Subaccount(s) is sufficient to reduce the adjustment account to zero. Therefore, poor long-term performance of the underlying Subaccount(s) may result in monthly income equal to the guaranteed payment floor, even if the underlying Subaccount(s) performs well in a particular year. The value of the adjustment account will be the greater of (a) and (b), where:

(a)	is zero; and

(b)	is 12 times the guaranteed payment floor, minus 12 times the initial level income amount.

The actual monthly income in subsequent annuity years is the greater of (a) and (b), where:

(a)	is the subsequent level income amount, minus any value in the adjustment account as of the date the last monthly income was made divided by 12; and

(b)	is the guaranteed payment floor.

For monthly income in subsequent annuity years, the value of the adjustment account will be the greater of (a) and (b), where:

(a)	is zero; and

(b)	is the value of the adjustment account as of the date that the last monthly income was made, plus 12 multiplied by the actual subsequent monthly income, minus 12 multiplied by the subsequent level income amount.

On the Income Start Date, if any monthly income payment would be $100 or less, we reserve the right to reduce the frequency of payments to an interval that would result in each amount being at least $100. If the annual amount is less than $100, we will pay you annually.

Death Provisions

The following provisions apply to the rider.

Special Distribution Rules When an Owner Dies Before Monthly Income Starts. Spousal Continuation — If the designated beneficiary is a surviving spouse who elects to continue the contract as the new owner and Annuitant, this rider will continue at the current benefit base, rider charge and Investment Strategy. Regardless of whether monthly income had started, the preceding sentence will apply if Contract Value remains at the owner’s death. On the next rider anniversary, the spouse may elect to reset the benefit base as described in the “Reset of Benefit Base” section above.

If the designated beneficiary is a surviving spouse who does not elect to continue the contract as the new owner or is a non-spouse, this rider will terminate and proceeds under the contract must be distributed within five years of death.

Special Distribution Rules When the Last Annuitant Dies On or After Monthly Income Starts. On the Income Start Date, the death benefit is adjusted. The new death benefit is (a) multiplied by (b) divided by (c), where:

(a)	is the death benefit prior to the conversion of benefit base to income base;

(b)	is the Contract Value after the conversion; and

(c)	is the Contract Value before the conversion.

If the last surviving Annuitant dies after an Income Start Date, there may be additional death proceeds paid under this rider to the designated beneficiary in a lump sum. Under each Payment Protection Plan, the amount of any additional death proceeds will be the greater of (a) and (b), where:

(a)	is (i) minus (ii), where:

(i)	is the income base less any premium tax;

(ii)	is the sum of all monthly income paid; and

(b)	is zero.

When this Rider is Effective

The effective date of the rider is the Contract Date. This rider may not be terminated.

Ownership and Change of Ownership

We must approve any assignment or sale of this contract unless the assignment is made pursuant to a court order.

If you marry after issue, you may add your spouse as a joint owner and Joint Annuitant or as a Joint Annuitant only, subject to Home Office approval.

For purposes of this rider:

•	a non-natural owner must name an Annuitant and may name a Joint Annuitant;

•	a natural individual owner must also be an Annuitant; and

•	if there is only one natural owner, that owner may name his or her spouse as a Joint Annuitant.

•	under federal tax law, all contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

Civil union partners are not permitted to continue the contract without taking required distributions upon the death of an owner. Therefore, even if named a joint owner/Joint Annuitant, a civil union partner will have to take required distributions upon the death of the other joint owner/Joint Annuitant. See the “Distribution Rules” provision of this prospectus. If this situation applies to you, you should consult a tax adviser.

Example

The following example shows how Principal Protection Advantage works based on hypothetical values. The example is for illustrative purposes only and is not intended to depict investment performance of the contract and, therefore, should not be relied upon in making a decision to invest in the rider or contract. The example assumes that an owner purchases the contract with a male Annuitant, age 65, at the time of issue. In addition, the example assumes that:

(1)	the owner purchases the contract for $100,000;

(2)	the owner makes no additional purchase payments or withdrawals;

(3)	all Contract Value is allocated to the prescribed Investment Strategy at all times;

(4)	the contract earns a net return of 0%;

(5)	the Income Start Date is the third contract anniversary;

(6)	the guaranteed payment floor percentage is 5%; and

(7)	the 12 month, period certain, single payment immediate annuity rate is 0%.

On the Income Start Date, Contract Value of $100,000 is converted to Income Start Value and benefit base of $100,000 is converted to income base.

Annuity Year	Annual Income Amount	Monthly Level Income Amount	Guaranteed Payment Floor	Monthly Income	Adjustment Account	Additional Death Proceeds (Beginning of Year)
1	$6,373	$531	$417	$531	$0	$100,000
2	6,188	516	417	516	0	93,627
3	6,008	501	417	501	0	87,439
4	5,833	486	417	486	0	81,431
5	5,663	472	417	472	0	75,599

The annual income amount for annuity year 1 is determined by multiplying the Income Start Value by a payment rate (in this example, $100,000 x .06373 = $6,373). The monthly level income amount is determined by dividing the annual income amount by 12. In this example, for annuity year 1, the monthly level income amount is $531 ($6,373 /12). The guaranteed payment floor is determined by multiplying the income base by the guaranteed payment floor percentage and dividing that product by 12 (in this example ($100,000 x .05) /12 = $417). Monthly income is the greater of the guaranteed payment floor and the monthly level income amount, which, for annuity year 1, is the greater of $417 and $531. The additional death benefit is the income base minus the sum of all monthly income paid.

Tax Treatment of Principal Protection Advantage

Monthly income payments allocated to investment options under the contract and other transfers to investment options are generally not subject to tax. However, for purposes of reporting the taxable amount of withdrawals, income on the contract is determined using the entire contract value, including the value of any annuitized segment allocating monthly income payments to investment options. You may not elect to have monthly income payments paid to you and then later direct that they be allocated to investment options under the contract.

Monthly income payments from less than the entire Contract Value will not be treated as withdrawals for federal income tax purposes, if certain conditions are satisfied. To be treated as monthly income payments (instead of as a series of withdrawals), income payments from less than the entire Contract Value must be taken for one or more lives or a fixed period of at least 10 years. Lifetime income with a period certain of any duration would qualify. In that case, a pro-rata portion of your “investment in the contract” will be allocated to the income payments. The tax treatment of such income payments is the same as that for income payments received on or after the Annuity Commencement Date, as described below. If monthly income payments are taken from less than the entire Contract Value and you subsequently direct that they be allocated to investment options under the contract, the tax treatment of payments before or after such allocation is uncertain.

Monthly income payments you receive on or after the Annuity Commencement Date (i.e., from the entire Contract Value) will be subject to tax as income payments. A portion of each payment will be treated as nontaxable recovery of your “investment in the contract” (see above) and the remainder will be taxed at ordinary income tax rates. We will notify you annually of the taxable amount of your income payments. Once you have recovered the total amount of your “investment in the contract,” you will pay tax on the full amount of your income payments. If income payments cease because of the death of the Annuitant(s) and before the total amount of the “investment in the contract” has been recovered, the unrecovered amount generally will be deductible.

Persons intending to purchase Principal Protection Advantage in connection with a qualified retirement plan should obtain advice from a tax adviser.

For further information on the tax treatment of partial withdrawals and income payments, see the “Tax Matters” provision of this prospectus.

TAX MATTERS

Introduction

This part of the prospectus discusses the federal income tax treatment of the contract. The federal income tax treatment of the contract is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances.

This discussion is general in nature and is not intended as tax advice. It does not address all of the federal income tax rules that may affect you and your contract. This discussion also does not address other federal tax consequences, or state or local tax consequences, associated with a contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

Taxation of Non-Qualified Contracts

This part of the discussion describes some of the federal income tax rules applicable to Non-Qualified Contracts. A Non-Qualified Contract is a contract not issued in connection with a qualified retirement plan receiving special tax treatment under the Code, such as an individual retirement annuity or a Section 401(k) plan.

Tax deferral on earnings. The federal income tax law generally does not tax any increase in an owner’s Contract Value until there is a distribution from the contract. However, certain requirements must be satisfied in order for this general rule to apply, including:

•	an individual must own the contract (or the tax law must treat the contract as owned by an individual);

•	the investments of the Separate Account must be “adequately diversified” in accordance with Internal Revenue Service (“IRS”) regulations;

•	the owner’s right to choose particular investments for a contract must be limited; and

•	the contract’s Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.

Contracts not owned by an individual — no tax deferral and loss of interest deduction. As a general rule, the Code does not treat a contract that is owned by an entity (rather than an individual) as an annuity contract for federal income tax purposes. The entity owning the contract generally pays tax each year on the annual increase in Contract Value. Contracts issued to a corporation or a trust are examples of contracts where the owner is currently taxed on the contract’s earnings.

There are several exceptions to this rule. For example, the Code treats a contract as owned by an individual if the nominal owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide non-qualified deferred compensation for its employees.

In the case of a contract issued after June 8, 1997 to a taxpayer that is not an individual, or a contract held for the benefit of an entity, the entity will lose its deduction for a portion of its otherwise deductible interest expenses. This disallowance does not apply if the nonnatural owner pays tax on the annual increase in the Contract Value. Entities that are considering purchasing the contract, or entities that will benefit from someone else’s ownership of a contract, should consult a tax adviser.

Investments in the Separate Account must be diversified. For a contract to be treated as an annuity contract for federal income tax purposes, the investments of the Separate Account must be “adequately diversified.” The IRS has issued regulations that prescribe standards for determining whether the investments of the Separate Account, including the assets of each Portfolio in which the Separate Account invests, are adequately diversified. If the Separate Account fails to comply with these diversification standards, the owner could be required to pay tax for the year of such failure and each subsequent year on the untaxed income accumulated in the contract.

Although we do not control the investments of all of the Funds, we expect that the Funds will comply with the IRS regulations so that the Separate Account will be considered “adequately diversified.”

Restrictions on the extent to which an owner can direct the investment of assets. In some circumstances, owners of variable contracts who possess excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax currently on income and gains produced by those assets. Although published guidance in this area does not address certain aspects of the contract, we believe that the owner of a contract should not be treated as the owner of the Separate Account assets. We reserve the right to modify the contract to bring it into conformity with applicable standards should such modifications be necessary to prevent an owner of the contract from being treated as the owner of the underlying Separate Account assets. However, there is no assurance such efforts would be successful.

Age at which income payments must begin. Federal income tax rules do not expressly identify a particular age by which income payments must begin. However, those rules do require that an annuity contract provide for amortization, through income payments of the contract’s purchase payments and earnings. We believe that these rules are satisfied by providing guaranteed annuity purchase rates in the contract that the owner may exercise at any time after the first policy year. If income payments begin or are scheduled to begin at a date that the IRS determines does not satisfy these rules, interest and gains under the contract could be taxable each year as they accrue.

No guarantees regarding tax treatment. We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the remainder of this discussion assumes that your contract will be treated as an annuity contract for federal income tax purposes and that the tax law will not impose tax on any increase in your Contract Value until there is a distribution from your contract.

Partial withdrawals and surrenders. A partial withdrawal occurs when you receive less than the total amount of the contract’s Surrender Value. In the case of a partial withdrawal, you will pay tax on the amount you receive to the extent your Contract Value before the partial withdrawal exceeds your “investment in the contract.” (This term is explained below.) This income (and all other income from your contract) is ordinary income. The Code imposes a higher rate of tax on ordinary income than it does on capital gains.

A surrender occurs when you receive the total amount of the contract’s Surrender Value. In the case of a surrender, you will generally pay tax on the amount you receive to the extent it exceeds your “investment in the contract.”

Your “investment in the contract” generally equals the total of your purchase payments under the contract, reduced by any amounts you previously received from the contract that you did not include in your income.

Your contract imposes charges relating to the death benefit, including any death benefit provided under an optional rider. It is possible that all or a portion of these charges could be treated as withdrawals from the contract.

In the case of Systematic Withdrawals, the amount of each Systematic Withdrawal should be considered a distribution and taxed in the same manner as a partial withdrawal from the contract.

Any withdrawals taken pursuant to one of the Guaranteed Minimum Withdrawal Benefit Rider Options are subject to tax as partial withdrawals.

Distributions received before the Annuity Commencement Date pursuant to Guaranteed Income Advantage or Principal Protection Advantage may be subject to tax as partial withdrawals. See the “Tax Treatment of Guaranteed Income Advantage” and “Tax Treatment of Principal Protection

Advantage” provisions in the “Guaranteed Income Advantage” and “Principal Protection Advantage” sections of the prospectus, respectively.

Assignments and pledges. The Code treats any assignment or pledge of (or agreement to assign or pledge) any portion of your Contract Value as a withdrawal of such amount or portion.

Gifting a contract. If you transfer ownership of your contract — without receiving full and adequate consideration — to a person other than your spouse (or to your former spouse incident to divorce), you will pay tax on your Contract Value to the extent it exceeds your “investment in the contract.” In such a case, the new owner’s “investment in the contract” will be increased to reflect the amount included in your income.

Taxation of income payments. The Code imposes tax on a portion of each income payment (at ordinary income tax rates) and treats a portion as a nontaxable return of your “investment in the contract.” Withdrawals taken pursuant to one of the Guaranteed Minimum Withdrawal Benefit Rider Options are generally not taxed as income payments for federal income tax purposes. As discussed above, these payments should be considered distributions and taxed in the same manner as a partial withdrawal from the contract. We will notify you annually of the taxable amount of your income payment.

Pursuant to the Code, you will pay tax on the full amount of your income payments once you have recovered the total amount of the “investment in the contract.” If income payments cease because of the death of the Annuitant(s) and before the total amount of the “investment in the contract” has been recovered, the unrecovered amount generally will be deductible.

If proceeds are left with us (Optional Payment Plan 4), they are taxed in the same manner as a surrender. The owner must pay tax currently on the interest credited on these proceeds. This treatment could also apply to Optional Payment Plan 3 depending on the relationship of the amount of the periodic payments to the period over which they are paid.

Taxation of Cross Funded Annuity Contracts. You may authorize partial withdrawals from this annuity to be applied to satisfy the scheduled installments into the Scheduled Purchase Payment Variable Deferred Annuity. In that event, based on a Private Letter Ruling issued by the IRS on July 30, 2002 (PLR 200243047), we believe that the tax treatment set forth below will apply to Non-Qualified Contracts and we will report relevant transactions to the IRS on the basis that:

(1)	this Funding Annuity and the Scheduled Purchase Payment Variable Deferred Annuity will be aggregated and treated as a single annuity contract for tax purposes;

(2)	amounts transferred from this Funding Annuity to the Scheduled Purchase Payment Variable Deferred Annuity will not be treated as a taxable distribution, but instead as a non-taxable transfer of assets within a single variable deferred annuity contract;

(3)	if amounts are distributed from either this Funding Annuity or the Scheduled Purchase Payment Variable Deferred Annuity before the Annuity Commencement Date, such amounts will be taxed to the extent there is any aggregate gain in this Funding Annuity and the Scheduled Purchase Payment Variable Deferred Annuity; and

(4)	distributions from this Funding Annuity and the Scheduled Purchase Payment Variable Deferred Annuity beginning on the Annuity Commencement Date will be aggregated and taxed on a pro rata basis.

A portion of each aggregate distribution on or after the Annuity Commencement Date will be treated as a non-taxable return of the aggregate investment in this Funding Annuity and the Scheduled Purchase Payment Variable Deferred Annuity and the remaining portion of such aggregate distribution will be treated as taxable, until all such aggregate investment in this Funding Annuity and the Scheduled Purchase Payment Variable Deferred Annuity has been recovered. After that, all distributions from this Funding Annuity and the Scheduled Purchase Payment Variable Deferred Annuity will be fully taxable.

For Non-Qualified Contracts, if the Annuity Commencement Date of this Funding Annuity is changed so that this annuity and the Scheduled Purchase Payment Variable Deferred Annuity have different Annuity Commencement Dates, the resulting tax consequences will be uncertain and possibly less favorable than those set forth above.

Except as otherwise required by law, transfers of assets between contracts with different Annuity Commencement Dates and different withdrawals of assets from such contracts will be treated as taxable withdrawals, with gain determined on an aggregate basis in accordance with Section 72(e)(11).

Taxation of the death benefit. We may distribute amounts from your contract because of the death of an owner, a joint owner, or an Annuitant. The tax treatment of these amounts depends on whether the owner, joint owner, or Annuitant (or Joint Annuitant, if applicable) dies before or after the Annuity Commencement Date.

Taxation of Death Benefit if Paid Before the Annuity Commencement Date:

•	The death benefit is taxed to the designated beneficiary in the same manner as an income payment would have been taxed to the owner if received under an Optional Payment Plan.

•	If not received under an Optional Payment Plan, the death benefit is taxed to the designated beneficiary in the same manner as a surrender or a partial withdrawal would have been taxed to the owner, depending on the manner in which the death benefit is paid.

Taxation of Death Benefit if Paid After the Annuity Commencement Date:

•	The death benefit is includible in income to the extent that it exceeds the unrecovered “investment in the contract.”

Penalty taxes payable on partial withdrawals, surrenders, or income payments. The Code may impose a penalty tax equal to 10% of the amount of any payment from your contract that is included in your gross income. The Code does not impose the 10% penalty tax if one of several exceptions applies. These exceptions include partial withdrawals and total surrenders or income payments that:

•	you receive on or after you reach age 59 1⁄2;

•	you receive because you became disabled (as defined in the tax law);

•	are received on or after the death of an owner; or

•	you receive as a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer.

Systematic Withdrawals may qualify for this last exception if structured in accordance with IRS guidelines. If they do, any modification of the Systematic Withdrawals, including additional withdrawals apart from the Systematic Withdrawals, could result in certain adverse tax consequences. In addition, purchase payments or transfers among the Subaccounts may result in payments not qualifying for this exception.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You should consult a tax adviser with regard to exceptions from the penalty tax.

Medicare Tax. Distributions from Non-Qualified Contracts will be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax adviser for more information.

Special rules if you own more than one contract. In certain circumstances, you may have to combine some or all of the Non-Qualified Contracts you own in order to determine the amount of an income payment, a surrender, or a partial withdrawal that you must include in income. For example:

•	if you purchase a contract offered by this prospectus and also purchase at approximately the same time an immediate annuity, the IRS may treat the two contracts as one contract;

•	if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract for certain purposes.

The effects of such aggregation are not clear. However, it could affect:

•	the amount of a surrender, a partial withdrawal or an income payment that you must include in income; and

•	the amount that might be subject to the penalty tax.

Section 1035
Exchanges

Under Section 1035 of the Code, the exchange of one annuity contract for another annuity contract generally is not taxed (unless cash is distributed). To qualify as a nontaxable exchange however, certain conditions must be satisfied, e.g., the obligee(s) under the new annuity contract must be the same obligee(s) as under the original contract. We do not permit an owner to partially exchange this contract for another annuity contract.

If this contract has been purchased in whole or part by exchanging part of a life insurance or annuity contract, certain subsequent transactions may cause the IRS to retrospectively treat the partial Section 1035 exchange as taxable. We intend to administer the contract without regard to the partially exchanged funding contract and disclaim any responsibility for monitoring events that could cause the IRS to examine the completed partial Section 1035 exchange. Owners contemplating any transaction, involving this contract or a partially exchanged contract funding this contract, within six months of a partial Section 1035 exchange are strongly advised to consult a tax adviser.

Upon the death of a non-spousal joint owner, the contract provides the surviving joint owner with the option of using the proceeds of this contract to purchase a separate annuity contract with terms and values that are substantially similar to those of this contract. Exercise of this option will not qualify as a tax-free exchange under Section 1035.

Beginning in 2010, the owner may exchange the contract under Section 1035 of the Code for a long-term care contract. We believe that the provisions of the Pension Protection Act of 2006 establishing annuity to long-term care Section 1035 exchanges would permit the owner to exchange a portion of the contract to pay the annual or other periodic premium for a long-term care contract issued by us or another insurance company. The IRS has issued limited guidance on such transactions, including on the allocation of basis that would be required to effect them. It is possible that the IRS could take a narrow view of the 2006 legislation and under certain circumstances treat partial Section 1035 exchanges to pay long-term care premiums as taxable withdrawals from the contract. Currently, we do not permit an owner to partially exchange this contract to purchase a long-term care contract or pay long-term care premiums. If all or a portion of the contract is used to purchase long-term care insurance in a Section 1035 exchange, the amount so used representing income on the contract would not be tax-deductible as a medical expense and the amount so used representing investment in the contract may not be tax-deductible as a medical expense. Any owner contemplating the use of the contract to fund long-term care insurance or long-term care expenses should consult a tax adviser.

Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with retirement plans that receive special tax treatment are called “Qualified Contracts.” We may not offer all of the types of Qualified Contracts described herein in the future. Prospective purchasers should contact our Home Office for information on the availability of Qualified Contracts at any given time.

The federal income tax rules applicable to qualified retirement plans are complex and varied. As a result, this prospectus makes no attempt to provide more than general information about use of the contract with the various types of qualified retirement plans. Persons intending to use the contract in connection with a qualified retirement plan should obtain advice from a tax adviser.

The contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit. The purchase of this contract as an investment of a qualified retirement plan does not provide additional tax deferral benefits beyond those provided in the qualified retirement plan. If you are purchasing this contract as a Qualified Contract, you should consider purchasing this contract for its death benefits, income benefits and other non-tax benefits. Please consult a tax adviser for information specific to your circumstances in order to determine whether this contract is an appropriate investment for you.

Types of Qualified Contracts. The types of Qualified Contracts currently being offered include:

•	Traditional Individual Retirement Annuities (IRAs) permit individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual’s gross income for the year. Certain employers may establish Simplified Employee Pensions (SEPs), which have higher contribution limits, on behalf of their employees. The Internal Revenue Service has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether death benefits such as those in the contract comport with IRA qualification requirements.

•	Roth IRAs permit certain eligible individuals to make non-deductible contributions to a Roth IRA. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% IRS penalty tax may apply to distributions made: (1) before age 59 1⁄2 (subject to certain exceptions); or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% IRS penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

•	Traditional individual retirement accounts and Roth individual retirement accounts have the same contribution limits and tax treatment of distributions as the corresponding type of individual retirement annuity, discussed above. The contract may be owned by the custodian or trustee of an individual retirement account established for the benefit of the Annuitant. Only the owner, acting through its authorized representative(s), may exercise contract rights. When held by an individual retirement account, the contract is not issued as an individual retirement annuity or administered as such by us. Annuitants must look to the custodian or trustee, as contract owner, for satisfaction of their rights to benefits under the terms of the individual retirement account.

•	Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans (“H.R. 10 or Keough plans”) for themselves and their employees.

•	403(b) Plans allow employees of certain tax-exempt organizations and public schools to exclude from their gross income the purchase payments made, within certain limits, to a contract that will provide an annuity for the employee’s retirement. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1998; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1⁄2, severance from employment, death or disability. Salary reduction contributions (and, effective for plan years beginning in January 1, 2024, qualified nonelective contributions, qualified matching contributions, and earnings attributable to such amounts) may also be distributed upon hardship, but would generally be subject to a 10% IRS penalty tax. For contracts issued after 2008, amounts attributable to nonelective contributions may be subject to distribution restrictions specified in the employer’s 403(b) Plan. Under recent IRS regulations we are obligated to share information concerning certain contract transactions with the employer sponsoring the 403(b) plan in which the owner is participating and possibly other product providers. We generally are required to confirm, with your 403(b) plan sponsor or otherwise, that these transactions comply with applicable tax requirements and to decline requests that are not in compliance.

Terms of qualified retirement plans and Qualified Contracts. The terms of a qualified retirement plan may affect your rights under a Qualified Contract. When issued in connection with a qualified retirement plan, we will amend a contract as generally necessary to conform to the requirements of the type of plan. However, the rights of any person to any benefits under qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.

Employer qualified plans. Qualified plans sponsored by an employer or employee organization are governed by the provisions of the Code and the Employee Retirement Income Security Act, as amended (“ERISA”). ERISA is administered primarily by the U.S. Department of Labor. The Code and ERISA include requirements that various features be contained in an employer qualified plan with respect to: participation; vesting; funding; nondiscrimination; limits on contributions and benefits; distributions; penalties; duties of fiduciaries; prohibited transactions; withholding; reporting and disclosure.

In the case of certain qualified plans, if a participant is married at the time benefits become payable, unless the participant elects otherwise with written consent of the spouse, the benefits must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is an annuity payable for the life of the participant with a survivor annuity for the life of the spouse in an amount that is not less than one-half of the amount payable to the participant during his or her lifetime. In addition, a married participant’s beneficiary must be the spouse, unless the spouse consents in writing to the designation of a different beneficiary. There is much uncertainty regarding the application of these rules in the context of guaranteed withdrawal benefits such as those offered in optional riders to the contract. Consult a tax or legal adviser regarding these issues if an optional guaranteed withdrawal rider is being considered under a 401(a) or 403(b) plan.

If this contract is purchased as an investment of a qualified plan, the owner will be either an employee benefit trust or the plan sponsor. Plan participants and beneficiaries will have no ownership rights in the contract. Only the owner, acting through its authorized representative(s) may exercise contract rights. Participants and beneficiaries must look to the plan fiduciaries for satisfaction of their rights to benefits under the terms of the qualified plan.

Where a contract is purchased by an employer-qualified plan, we assume no responsibility regarding whether the contract’s terms and benefits are consistent with the requirements of the Code and ERISA. It is the responsibility of the employer, plan trustee, plan administrator and/or other plan fiduciaries to satisfy the requirements of the Code and ERISA applicable to the qualified plan. This prospectus does not provide detailed tax or ERISA information. Various tax disadvantages, including penalties, may result from actions that conflict with requirements of the Code or ERISA, and the regulations pertaining to those laws. Federal tax laws and ERISA are continually under review by Congress. Any changes in the laws or in the regulations pertaining to the laws may affect the tax treatment of amounts contributed to employer qualified plans and the fiduciary actions required by ERISA.

IRAs and Roth IRAs. The Code permits individuals to make annual contributions to IRAs of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual’s gross income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. The Code also permits certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a

Roth IRA is generally subject to tax. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

The Internal Revenue Service has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in this contract comports with IRA qualification requirements. We may, however, endorse the contract to satisfy the IRA or Roth IRA qualification rules and submit the endorsement to the IRS for approval as to form. If you purchased the contract with such an endorsement, the accompanying disclosure statement will indicate the status of the endorsement’s approval under the IRS IRA Prototype Program.

You will be the owner of a contract issued as an IRA or Roth IRA, and will be responsible for exercising your rights as owner in accordance with applicable tax rules, including limitations for contributions and distributions. The contract may also be held in an IRA custodial account or trust as an investment. In that event the custodian or trustee, with your cooperation, is responsible for satisfaction of the IRA qualification requirements. We have no responsibility beyond that pertaining to nonqualified contracts for contracts held in an IRA account or trust.

The death benefit and Qualified Contracts. Pursuant to IRS regulations, IRAs and 403(b) plans may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit, including that provided by any death benefit rider option, from being provided under the contracts when we issue the contracts as Traditional IRAs, Roth IRAs, SEPs or 403(b) plans. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional IRA, Roth IRA, SEP or 403(b) plan could disqualify a contract and result in increased taxes to the owner.

It is also possible that the death benefit could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental death benefits that may be provided under qualified retirement plans, such as in connection with a Section 403(b) plan.

Treatment of Qualified Contracts compared with Non-Qualified Contracts. Although some of the federal income tax rules are the same for both Qualified and Non- Qualified Contracts, many of the rules are different. For example:

•	the Code generally does not impose tax on the earnings under either Qualified or Non-Qualified Contracts until the earnings are distributed;

•	the Code does not limit the amount of purchase payments and the time at which purchase payments can be made under Non-Qualified Contracts. However, the Code does limit both the amount and frequency of purchase payments made to Qualified Contracts;

•	the Code does not allow a deduction for purchase payments made for Non-Qualified Contracts, but sometimes allows a deduction or exclusion from income for purchase payments made to a Qualified Contract;

•	Under most qualified retirement plans, the owner must begin receiving payments from the contract in certain minimum amounts by a certain date, generally April 1 of the calendar year following the calendar year in which the owner attains their applicable age for Traditional IRAs and SEPs and April 1 of the calendar year following the later of the calendar year in which the employee (except for a 5 percent owner) retires or attains their applicable age for other Qualified Contracts (referred to as the “required beginning date”). If the owner attains age 72 before or during 2022, the applicable age is 72. If the owner attains age 72 after 2022 and age 73 before 2033, the applicable age is 73. If the owner attains age 74 after 2032, the applicable age is 75. The actuarial value of certain benefit guarantees, such as guaranteed withdrawal benefits, and certain death benefits may be included with the contract’s cash value in determining the required minimum distribution amount. The presence of such living benefits and death benefits may require the owner to withdraw a larger amount each year than would be required based only on the contract value. We are required to annually determine and report to the owner the fair market value for traditional individual retirement annuities while the owner is alive. This computation is based in part on future economic performance and conditions and is made under the guidance of our actuarial department in accordance with income tax regulations and guidelines published by the Society of Actuaries. It is possible that, using different assumptions or methodologies, the amount required to be withdrawn would be more or less than the amount we report to you as the required minimum distribution. Roth IRAs do not require any distributions during the owner’s lifetime. The death benefit under your contract and certain other benefits provided by the living benefit riders may increase the amount of the minimum required distribution that must be taken from your contract.

The federal income tax rules applicable to qualified retirement plans and Qualified Contracts vary with the type of plan and contract. For example, federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified retirement plan and the circumstances of the plan participant, e.g., the participant’s compensation.

Amounts received under Qualified Contracts. Federal income tax rules generally include distributions from a Qualified Contract in your income as ordinary income. Purchase payments that are deductible or excludible from income do not create “investment in the contract.” Thus, under many Qualified Contracts there will be no “investment in the contract” and you include the total amount you receive in your income. There are exceptions. For example, you do not include amounts received from a Roth IRA if certain conditions are satisfied. In addition, failure to comply with the minimum distribution rules applicable to certain qualified retirement plans, will result in the imposition of an excise tax. This excise tax generally equals 25% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified retirement plan. The excise tax is reduced to 10% if a distribution of the shortfall is made within two years and to the date the excise tax is imposed. Please note important changes to the required minimum distribution rules. Under IRAs and defined contribution retirement plans, most non-spouse beneficiaries will no longer be able to satisfy these rules by “stretching” payouts over life. Instead, those beneficiaries will have to take their post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries,” which include disabled and chronically ill individuals, individuals who are ten or less years younger than the deceased individual, and children who have not reached the age of majority. This change applies to distributions to designated beneficiaries of individuals who die on and after January 1, 2020. Consult a tax adviser if you are affected by these new rules.

Federal penalty taxes payable on distributions. The Code may impose a penalty tax equal to 10% of the amount of any payment from your Qualified Contract that is includible in your income. The Code does not impose the penalty tax if one of several exceptions apply. The exceptions vary depending on the type of Qualified Contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a partial withdrawal, surrender, or annuity payment:

•	received on or after the owner reaches age 59 1⁄2;

•	received on or after the owner’s death or because of the owner’s disability (as defined in the tax law);

•	received as a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer; or

•	received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.

Moving money from one Qualified Contract or qualified retirement plan to another. Rollovers and transfers: In many circumstances you may move money between Qualified Contracts and qualified retirement plans by means of a rollover or a transfer. Special rules apply to such rollovers and transfers.

An IRA owner may make only one rollover in a 12 month period to avoid being taxed on distributions received during that period from all of his or her IRAs (including Roth IRAs). The rule does not apply to direct transfers between IRA issuers or custodians. If you have received an IRA distribution and are contemplating making a rollover contribution, you should consult a tax adviser.

If you do not follow the applicable rules, you may suffer adverse federal income tax consequences, including paying taxes which you might not otherwise have had to pay. You should always consult a qualified tax adviser before you move or attempt to move assets between any Qualified Contract or plan and another Qualified Contract or plan. If your contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance.

Direct rollovers: The direct rollover rules apply to certain payments (called “eligible rollover distributions”) from Section 401(a) plans, Section 403(b) plans, H.R. 10 plans, and Qualified Contracts used in connection with these types of plans. The direct rollover rules do not apply to distributions from IRAs. The direct rollover rules require federal income tax equal to 20% of the taxable portion of an eligible rollover distribution to be withheld from the amount of the distribution, unless the owner elects to have the amount directly transferred to certain Qualified Contracts or plans. Certain restrictions apply to the ability to rollover any after-tax amounts.

Prior to receiving an eligible rollover distribution from us, we will provide you with a notice explaining these requirements and the procedure for avoiding 20% withholding by electing a direct rollover.

IRA conversions: If this contract is issued as an IRA, you may convert the contract to a Roth IRA. If you do so, the fair market value of your contract will be treated as a distribution from your IRA. This fair market value will include the contract’s cash value together with the actuarial value of certain benefit guarantees, such as guaranteed withdrawal benefits, and certain death benefits. This computation is based in part on future economic performance and conditions and is made under the guidance of our actuarial department in accordance with income tax regulations. The methodology followed is similar to that used to determine the actuarial value of such benefit guarantees for required minimum distribution purposes, as described above in the “Treatment of Qualified Contracts compared with Non-Qualified Contracts” section. We will determine and report the fair market value of your contract to you and the Internal Revenue Service to satisfy our reporting obligations using assumptions and calculation methodologies based on our interpretation of the Code. It is possible that, using different assumptions or methodologies, your actual tax liability would be more or less than the income reported by us. You should always consult a tax adviser before you convert an IRA to a Roth IRA.

Disclosure Pursuant to Code and ERISA Requirements. The ongoing fees and expenses of the contracts and the charges you may pay when you surrender or take withdrawals from your contract, as well as the range of fees and expenses of the Portfolios that you will pay indirectly when your assets are allocated to the Portfolios, are discussed in the “Fee Tables” provision of the prospectus. More detail concerning each Portfolio’s fees and expenses is included in the prospectus for each Portfolio.

AssetMark is the investment adviser under the Asset Allocation Program, and a former affiliate of the Company. There is no direct fee for participation in the Asset Allocation Program. The Company may compensate GFWM for services it provides related to the Asset Allocation Program. The Company may receive fees from the investment adviser or distributor of a Portfolio for certain administrative and other services we provide to you or to the Portfolio relating to the allocation of your assets to the Portfolio, and the amount of these fees may vary from Portfolio to Portfolio. Furthermore, the Company or our affiliate Capital Brokerage Corporation may receive Rule 12b-1 fees in varying amounts from the Portfolios or their distributors for distribution and related services. Additional information on the fees payable to the Company and Capital Brokerage Corporation by the Portfolios and their advisers and distributors, including the range of such fees, is included in the “Subaccounts” provision of the prospectus. Additional information regarding the Asset Allocation Program and the potential conflicts of interest to which AssetMark is subject is included in the “Asset Allocation Program” provision of the prospectus.

When you purchase a contract through a broker-dealer, the broker-dealer is paid a commission and may be paid a separate marketing allowance. The maximum aggregate amount of such compensation is 9.6% of a contract owner’s aggregate purchase payments. The broker-dealer firm generally pays a portion of such commission to its representative who assisted you with the purchase, and that amount will vary depending on the broker-dealer and the individual representative. The Company has no agreement with any broker-dealer and any representative of a broker-dealer that limits the insurance and investment products or other securities they offer to those issued by the Company.

By signing the application for the contract, you acknowledge receipt of these disclosures and approve the purchase of the contract, the Asset Allocation Program, and the investments made pursuant to the Asset Allocation Program.

Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, federal income tax rules may require us to withhold tax. At the time you request a partial withdrawal or surrender, or income payment, we will send you forms that explain the withholding requirements.

See the “Annuity Purchases by Nonresident Aliens and Foreign Corporations” section below for special withholding rules applicable to payees other than U.S. citizens or residents and to payments made overseas.

State Income Tax Withholding

If required by the law of your state, we will also withhold state income tax from the taxable portion of each distribution made under the contract, unless you make an available election to avoid withholding. If permitted under state law, we will honor your request for voluntary state withholding.

Tax Status of the Company

Under existing federal income tax laws, we do not pay tax on investment income and realized capital gains of the Separate Account. We do not anticipate that we will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

While no attempt is being made to discuss in detail the Federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary who survives the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a generation-skipping (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Definition of Spouse Under Federal Law

The contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the contract’s death benefit. All contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

Annuity Purchases by Residents of Puerto Rico

The IRS has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers (and beneficiaries) that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Special withholding rules apply to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. We reserve the right to make all payment due to owners or beneficiaries directly to such persons and shall not be obligated to pay any foreign financial institution on behalf of any individual. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

Changes in the Law

This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. Congress, the IRS, and the courts may modify these authorities, however, sometimes retroactively.

REQUESTING PAYMENTS

To request a payment, you must provide us with notice in a form satisfactory to us. We will ordinarily pay any partial withdrawal or surrender proceeds from the Separate Account within seven days after receipt at our Home Office of a request in good order. We also will ordinarily make payment of lump sum death benefit proceeds from the Separate Account within seven days from the receipt of due proof of death and all required forms. We will determine payment amounts as of the end of the Valuation Period during which our Home Office receives the payment request or due proof of death and all required forms.

In most cases, when we pay the death benefit in a lump sum, we will pay these proceeds to your designated beneficiary directly in the form of a check. We may also provide your designated beneficiary the option to establish an interest bearing draft account, called the “Secure Access Account,” in the amount of the death benefit.

When establishing the Secure Access Account we will send the designated beneficiary a draft account book within seven days after we receive all the required documents, and the designated beneficiary will have immediate access to the account simply by writing a draft for all or any part of the amount of the death benefit payment. Any interest credited to amounts in the Secure Access Account is currently taxable to the designated beneficiary.

The Secure Access Account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the Secure Access Account.

We require a positive election from the designated beneficiary to establish the Secure Access Account for the designated beneficiary. The Secure Access Account is not available in all states. We may discontinue offering the Secure Access Account at any time, for any reason and without notice.

We will delay making a payment from the Subaccount or applying Subaccount value to a payment plan if:

(1)	the disposal or valuation of the Subaccount is not reasonably practicable because:

•	the SEC declares that an emergency exists (due to the emergency the disposal or valuation of the Separate Account’s assets is not reasonably practicable);

•	the New York Stock Exchange is closed for other than a regular holiday or weekend;

•	trading is restricted by the SEC; or

(2)	the SEC, by order, permits postponement of payment to protect our owners.

In addition, if, pursuant to SEC rules, a money market fund that a subaccount invests in suspends payment of redemption proceeds in connection with a liquidation of that fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the subaccount until the fund is liquidated.

State law requires that we reserve the right to defer payments from the Guarantee Account for a partial withdrawal or surrender for up to six months from the date we receive your payment request at our Home Office. We also may defer making any payments attributable to a check or draft that has not cleared until we are satisfied that the check or draft has been paid by the bank on which it is drawn.

If mandated under applicable law, we may be required to reject a purchase payment and/or block an owner’s account and thereby refuse any requests for transfers, partial withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulators. We also may be required to provide additional information about you or your account to government regulators.

SALE OF THE CONTRACTS

This contract is no longer offered or sold. However, the following section provides detail concerning the manner in which contracts were sold and the compensation arrangements applicable to those sales. Although certain compensation practices no longer apply (e.g., no commissions are paid in connection with new contract sales because such sales have been suspended), certain of the compensation practices remain relevant to in-force contracts. Most notably, selling firms continue to be compensated with respect to subsequent purchase payments made under the in-force contracts.

We have entered into an underwriting agreement with Capital Brokerage Corporation (“Capital Brokerage Corporation”) for the distribution and sale of the contracts. Pursuant to this agreement, Capital Brokerage Corporation serves as principal underwriter for the contracts, offering them on a continuous basis. Capital Brokerage Corporation is located at 11011 West Broad Street, Glen Allen, Virginia 23060. Capital Brokerage Corporation will use its best efforts to sell the contracts, but is not required to sell any specific number or dollar amount of contracts.

Capital Brokerage Corporation was organized as a corporation under the laws of the state of Washington in 1981 and is an affiliate of ours. Capital Brokerage Corporation is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (“FINRA”) (formerly, NASD, Inc.).

Capital Brokerage Corporation offers the contracts through its registered representatives who are registered with FINRA and with the states in which they do business. More information about Capital Brokerage Corporation and the registered representatives is available at http://www.finra.org or by calling (800) 289-9999. You also can obtain an investor brochure from FINRA describing its Public Disclosure Program. Registered representatives with Capital Brokerage Corporation are also licensed as insurance agents in the states in which they do business and are appointed with the Company.

Capital Brokerage Corporation also enters into selling agreements with an affiliated broker-dealer and unaffiliated broker-dealers to sell the contracts. The registered representatives of these selling firms are registered with FINRA and with the states in which they do business, are licensed as insurance agents in the states in which they do business and are appointed with us.

We pay compensation to Capital Brokerage Corporation for promotion and sales of the contracts by its registered representatives as well as by affiliated and unaffiliated selling firms. This compensation consists of sales commissions and other cash and non-cash compensation. The maximum commission we may pay for the sale of the contract is 11.0% of a contract owner’s aggregate purchase payments.

The maximum commission consists of three parts — commissions paid to internal and external wholesalers of Capital Brokerage Corporation (“wholesalers” are individuals employed by the Company and registered with Capital Brokerage Corporation that promote the offer and sale of the contracts), commissions paid to the affiliated and unaffiliated brokerage firms (“selling firms”) that employ the registered representative who sold your contract, and an amount paid to the selling firm for marketing allowances and other payments related to the sale of the contract. Wholesalers with Capital Brokerage Corporation each may receive a maximum commission of 1.4% of purchase payments.

After commission is paid to the wholesalers of Capital Brokerage Corporation, a commission is then paid to the selling firm. A maximum commission of 8.6% of purchase payments is paid to the selling firm. The exact amount of commission paid to the registered representative who sold you your contract is determined by the brokerage firm that employs the representative.

All selling firms receive commissions as described above based on the sale of, and receipt of purchase payments, on the contract. Unaffiliated selling firms receive additional compensation, including marketing allowances and other payments. The maximum marketing allowance paid to a selling firm on the sale of a contract is 1.0% of Contract Value. At times, Capital Brokerage Corporation may make other cash and non-cash payments to selling firms, as well as receive payments from selling firms, for expenses relating to the recruitment and training of personnel, periodic sales meetings, the production of promotional sales literature and similar expenses. These expenses may also relate to the synchronization of technology between the Company, Capital Brokerage Corporation and the selling firm in order to coordinate data for the sale and maintenance of the contract. In addition, registered representatives may be eligible for non-cash compensation programs offered by Capital Brokerage Corporation or an affiliated company, such as conferences, trips, prizes and awards. The amount of other cash and non-cash compensation paid by Capital Brokerage Corporation or its affiliated companies ranges significantly among the selling firms. Likewise, the amount received by Capital Brokerage Corporation from the selling firms ranges significantly.

The commissions listed above are maximum commissions paid, and reflect situations where we pay a higher commission for a short period of time for a special promotion.

No specific charge is assessed directly to contract owners or the Separate Account to cover commissions and other incentives or payments described above. We do, however, intend to recoup commissions and other sales expenses and incentives we pay through fees and charges deducted under the contract and any other corporate revenue.

All commissions, special marketing allowances and other payments made or received by Capital Brokerage Corporation to or from selling firms come from or are allocated to the general assets of Capital Brokerage Corporation or one of its affiliated companies. Therefore, regardless of the amount paid or received by Capital Brokerage Corporation or one of its affiliated companies, the amount of expenses you pay under the contract does not vary because of such payments to or from such selling firms.

Even though your contract costs are not determined based on amounts paid to or received from Capital Brokerage Corporation or the selling firm, the prospect of receiving, or the receipt of, additional cash or non-cash compensation as described above may create an incentive for selling firms and/or their registered representative to sell you this product versus another product with respect with which a selling firm does not receive additional compensation, or a lower level of additional compensation. You may wish to take such compensation arrangements, which may be referred to as “revenue sharing arrangements,” into account when considering and evaluating any recommendation relating to the contracts.

During 2023, 2022, and 2021, $23.1 million, $26.3 million, and $32.2 million was paid to Capital Brokerage Corporation for new purchase payments received. In 2023, 2022, and 2021, no underwriting commissions were paid to Capital Brokerage Corporation. This contract (RetireReadySM Choice) is no longer offered or sold.

ADDITIONAL INFORMATION

Owner Questions

The obligations to owners under the contracts are ours. Please direct your questions and concerns to us at our Home Office.

State Regulation

As a life insurance company organized and operated under the laws of the Commonwealth of Virginia, we are subject to provisions governing life insurers and to regulation by the Virginia Commissioner of Insurance.

Our books and accounts are subject to review and examination by the State Corporation Commission of the Commonwealth of

Virginia at all times. That Commission conducts a full examination of our operations at least every five years.

Evidence of Death, Age, Gender, Marital Status or Survival

We may require proof of the age, gender, marital status or survival of any person or persons before acting on any applicable contract provision.

Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the Separate Account. At least once each year, we will send you a report showing information about your contract for the period covered by the report. The report will show the total Contract Value and a breakdown of the assets in each Subaccount and the Guarantee Account. The report also will show purchase payments and charges made during the statement period. We will no longer send you paper copies of shareholder reports for the Portfolios of the Funds offered under the contract (“Reports”) unless you specifically request paper copies from us, and instead we will make the Reports available on a website. In addition you will receive a written confirmation when you make purchase payments, transfers, or take partial withdrawals.

Other Information

We have filed a Registration Statement with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered by this prospectus. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the Separate Account, the Company, and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC and available on the SEC’s website at http://www.sec.gov.

Exemption to File Periodic Reports

The Company does not intend to file periodic reports required under the Securities Exchange Act of 1934 in reliance on the exemption provided by Rule 12h-7 thereunder.

Unclaimed Property

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s maturity date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the contract owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including full names and complete addresses, if and as they change.

Legal Proceedings

We face the risk of litigation and regulatory investigations and actions in the ordinary course of operating our businesses, including the risk of class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and others generally applicable to business practices in the industries in which we operate. In our insurance operations, we are, have been, or may become subject to class actions and individual suits alleging, among other things, issues relating to sales or underwriting practices, payment of contingent or other sales commissions, claims payments and procedures, product design, product disclosure, administration, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, charging excessive or impermissible fees on products and recommending unsuitable products to customers. Plaintiffs in class action and other lawsuits against us may seek very large or indeterminate amounts, which may remain unknown for substantial periods of time. In our investment-related operations, we are subject to litigation involving commercial disputes with counterparties. We are also subject to litigation arising out of our general business activities such as our contractual and employment relationships and securities lawsuits. In addition, we are also subject to various regulatory inquiries, such as information requests, subpoenas, books and record examinations and market conduct and financial examinations from state, federal and international regulators and other authorities. A substantial legal liability or a significant regulatory action against us could have an adverse effect on our business, financial condition and results of operations. Moreover, even if we ultimately prevail in the litigation, regulatory action or investigation, we could suffer significant reputational harm, which could have an adverse effect on our business, financial condition and results of operations.

Cost of Insurance Litigation

TVPX ARX INC., et al. In September 2018, we were named as a defendant in a putative class action lawsuit pending in the United States District Court for the Eastern District of Virginia captioned TVPX ARX INC., et al v. Genworth Life and Annuity Insurance Company. Plaintiff alleges unlawful and excessive cost of insurance (“COI”) charges were imposed on policyholders. The complaint asserts claims for breach of contract, alleging that we improperly considered non-mortality factors when calculating COI rates and failed to decrease COI charges in light of improved expectations of future mortality, and seeks unspecified compensatory damages, costs, and equitable relief.

On October 29, 2018, we filed a Motion to Enjoin in the Middle District of Georgia, and a Motion to Dismiss and Motion to Stay in the Eastern District of Virginia. We moved to enjoin the prosecution of the Eastern District of Virginia action on the basis that it involves claims released in a prior nationwide class action settlement (the “McBride settlement”) that was approved by the Middle District of Georgia. Plaintiff filed an amended complaint on November 13, 2018. On December 6, 2018, we moved the Middle District of Georgia for leave to file our counterclaim, which alleges that plaintiff breached the covenant not to sue contained in the prior settlement agreement by filing its current action. On March 15, 2019, the Middle District of Georgia granted our Motion to Enjoin and denied our Motion for Leave to file our counterclaim. As such, plaintiff is enjoined from pursuing its COI class action in the Eastern District of Virginia.

On March 29, 2019, plaintiff filed a Notice of Appeal in the Middle District of Georgia, notifying the Court of its appeal to the United States Court of Appeals for the Eleventh Circuit from the Order granting our Motion to Enjoin. On March 29, 2019, we filed our Notice of Cross-Appeal in the Middle District of Georgia, notifying the Court of our cross-appeal to the Eleventh Circuit from the portion of the order denying our Motion for Leave to file our counterclaim. On April 8, 2019, the Eastern District of Virginia dismissed the case without prejudice, with leave for plaintiff to refile an amended complaint only if a final appellate court decision vacates the injunction and reverses the Middle District of Georgia’s opinion. On May21, 2019, plaintiff filed its appeal and memorandum in support in the Eleventh Circuit. We filed our response to plaintiff’s appeal memorandum on July 3, 2019. The Eleventh Circuit Court of Appeals heard oral argument on plaintiff’s appeal and our cross-appeal on April 21, 2020. On May 26, 2020, the Eleventh Circuit Court of Appeals vacated the Middle District of Georgia’s order enjoining plaintiff’s class action and remanded the case back to the Middle District of

Georgia for further factual development as to whether we had altered how we calculate or charge COI since the McBride settlement. The Eleventh Circuit Court of Appeals did not reach a decision on our counterclaim.

On June 30, 2021, after the completion of discovery, we filed our renewed motion to enforce the class action settlement and release, and renewed our motion for leave to file a counterclaim in the Middle District of Georgia. On March 24, 2022, the Court denied our motions. On April 11, 2022, we appealed the Court’s denial to the United States Court of Appeals for the Eleventh Circuit. On June 22, 2022, we filed our opening brief in the Eleventh Circuit. Plaintiff filed its respondent’s brief on September 20, 2022, and our reply brief was filed on November 10, 2022. The appeal was orally argued on August 17, 2023, and we are awaiting a decision from the Eleventh Circuit. We intend to continue to vigorously defend this action.

North Carolina Audit

On May 31, 2019, the Company and certain affiliates received draft audit reports from the North Carolina Department of Revenue that examined tax credits received for investing in certain renewal energy projects from the period beginning January 1, 2014 and ending December 31, 2016. The Department of Revenue alleges that these tax credits were improper transactions because the Genworth entities were not bona fide partners of the investor/promotor Stonehenge Capital Company, LLC. On July 15, 2019, we responded to the Department of Revenue, stating that we intend to contest the disallowance of the credits. On July 17, 2019, the Department of Revenue replied that their position regarding their audit conclusions has not changed and that they will proceed with finalizing the audit. On July 24, 2019, we received Notices of Proposed Adjustments and tax assessments for the Company and certain of the affiliates totaling $4.4 million from the Department of Revenue. On August 27, 2019, we submitted our NC-Form 242 Objection to these tax assessments. On December 5, 2019, we received Notices of Proposed Adjustments and tax assessments for the Company and Genworth Life Insurance Company totaling approximately $600,000. On January 14, 2020, we submitted our NC-Form 242 Objection to these tax assessments. We intend to continue to vigorously defend our position and any legal proceedings that may arise.

PBI Data Breach Litigation

Starting in June 2023, various Genworth entities (including the Company) have been named as defendants in certain putative class action lawsuits in the United States District Courts for the Eastern District of Virginia and the District of Massachusetts. These cases include Burkett, Jr. v. Genworth Life and Annuity

Insurance Company. The actions relate to the data security events involving the MOVEit file transfer system (“MOVEit Cybersecurity Incident”), which PBI Research Services (“PBI”), a third-party vendor, uses in the performance of its services. Our life insurance companies use PBI to, among other things, satisfy applicable regulatory obligations to search various databases to identify the deaths of insured persons under life insurance policies, and to identify the deaths of long-term care insurance and annuity policies which can impact premium payment obligations and benefit eligibility. Plaintiffs seek to represent various classes and subclasses of Genworth policyholders and agents whose data was accessed or potentially accessed by the MOVEit Cybersecurity Incident, alleging that Genworth breached its purported duty to safeguard their sensitive data from cybercriminals. The complaints assert claims for, inter alia, negligence, negligence per se, breach of contract, unjust enrichment, and violations of various consumer protection and privacy statutes, and they seek, inter alia, declaratory and injunctive relief, compensatory and punitive damages, restitution, attorneys’ fees and costs. On October 4, 2023, the Joint Panel on Multidistrict Litigation issued an order consolidating all actions relating to the MOVEit Cybersecurity Incident before a single federal judge in the United States District Court for the District of Massachusetts. We intend to vigorously defend these actions.

McHugh Litigation

In February 2024, the Company was named as defendant in a putative class action lawsuit in the Superior Court of the State of California, Sacramento County, captioned James Fox, individually and on behalf of the class v. Genworth Life and Annuity Insurance Co. Plaintiff, the holder of a lapsed California life insurance policy, seeks to represent a class of current and former California policyholders and beneficiaries whose policies were allegedly wrongfully terminated. The complaint alleges that the Company wrongfully terminated hundreds of California life insurance policies by failing to provide the policyholders with the notices and grace periods mandated by the contract and by the California Insurance Code as interpreted by the California Supreme Court in McHugh v Protective Life Ins. Co. The complaint asserts causes of action for breach of contract, violation of the California Insurance Code, unfair competition, and bad faith, and it seeks, inter alia, declaratory and injunctive relief, compensatory damages, restitution, attorneys’ fees, and costs. We intend to vigorously defend this action.

At this time, we cannot determine or predict the ultimate outcome of any of the pending legal and regulatory matters specifically identified above or the likelihood of potential future legal and regulatory matters against us. Except as disclosed above, we also are not able to provide an estimate or range of reasonably possible losses related to these matters. Therefore, we cannot ensure that the current investigations and proceedings will not have a material adverse effect on our business, financial condition or results of operations. In addition, it is possible that related investigations and proceedings may be commenced in the future, and we could become subject to additional unrelated investigations and lawsuits. Increased regulatory scrutiny and any resulting investigations or proceedings could result in new legal precedents and industry-wide regulations or practices that could adversely affect our business, financial condition and results of operations.

The Company shall, and may through insurance coverage, indemnify any directors or officers who are a party to any proceeding by reason of the fact that he or she was or is a director or officer of the Company against any liability incurred by him or her in connection with such proceeding unless he or she engaged in willful misconduct or a knowing violation of the criminal law or any federal or state securities law. Such indemnification covers all judgments, settlements, penalties, fines and reasonable expenses incurred with respect to such proceeding. If the person involved is not a director or officer of the Company, the Company may indemnify, or contract to indemnify, to the same extent allowed for its directors and officers, such person who was, is or may become a party to any proceeding, by reason of the fact that he or she is or was an employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

Capital Brokerage Corporation is not in any pending or threatened lawsuits that are reasonably likely to have a material adverse impact on us or on the Separate Account.

Although it is not anticipated that these developments will have a material adverse impact on the Separate Account, on our ability to meet our obligations under the contracts, or on the ability of Capital Brokerage Corporation to perform under its principal underwriting agreement, there can be no assurance at this time.

Appendix A — Portfolios Available Under the Contract

The following is a list of Portfolios currently available under the contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.genworth.com/RetireReadyChoicePost. You can also request this information at no cost by calling (800) 352-9910. Depending on the optional benefits you choose, you may not be able to invest in certain Portfolios.

The current expenses and performance information below reflects fees and expenses of the Portfolios, but does not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance. You may obtain updated Portfolio performance information by calling (800) 352-9910.

			Average Annual Total Returns (as of 12/31/2023)
Type	Portfolio Company and Adviser/Subadviser	Current Expenses	1-Year	5-Year	10-Year
Moderate Allocation	AB VPS Balanced Hedged Allocation Portfolio — Class B AllianceBernstein, L.P.	0.98%*	12.66%	5.92%	5.04%
Global Equity Large Cap	AB VPS International Value Portfolio — Class B AllianceBernstein, L.P.	1.15%	14.83%	5.55%	1.83%
US Equity Large Cap Growth	AB VPS Large Cap Growth Portfolio — Class B AllianceBernstein, L.P.	0.91%*	34.78%	17.56%	14.60%
US Equity Large Cap Value	AB VPS Relative Value Portfolio — Class B AllianceBernstein, L.P.	0.86%*	11.72%	11.57%	9.05%
US Equity Small Cap	AB VPS Small Cap Growth Portfolio — Class B AllianceBernstein, L.P.	1.15%*	17.72%	10.29%	8.26%
Global Equity Large Cap	AB VPS Sustainable Global Thematic Portfolio — Class B AllianceBernstein, L.P.	1.17%*	15.70%	13.27%	9.33%
US Equity Large Cap Growth	Invesco V.I. American Franchise Fund — Series I shares Invesco Advisers, Inc.	0.86%	40.93%	16.16%	11.70%
US Equity Large Cap Growth	Invesco V.I. Capital Appreciation Fund — Series II shares Invesco Advisers, Inc.	1.05%*	35.03%	16.10%	11.28%
US Equity Large Cap Value	Invesco V.I. Comstock Fund — Series II shares Invesco Advisers, Inc.	1.00%	12.10%	13.20%	8.65%
US Equity Large Cap Blend	Invesco V.I. Core Equity Fund — Series I shares Invesco Advisers, Inc.	0.80%	23.36%	12.95%	7.79%
Moderate Allocation	Invesco V.I. Equity and Income Fund — Series II shares[1] Invesco Advisers, Inc.	0.82%	10.24%	9.64%	6.78%
Global Equity Large Cap	Invesco V.I. EQV International Equity Fund — Series II shares Invesco Advisers, Inc.	1.15%	17.86%	8.15%	4.07%
[1]	The Invesco V.I. Conservative Balanced Fund — Series II shares merged into the Invesco V.I. Equity and Income Fund — Series II shares effective on or about April 29, 2024.

			Average Annual Total Returns (as of 12/31/2023)
Type	Portfolio Company and Adviser/Subadviser	Current Expenses	1-Year	5-Year	10-Year
Global Equity Large Cap	Invesco V.I. Global Fund — Series II shares Invesco Advisers, Inc.	1.07%	34.45%	12.02%	8.21%
US Equity Large Cap Blend	Invesco V.I. Main Street Fund® — Series II shares Invesco Advisers, Inc.	1.05%*	22.83%	13.28%	9.74%
US Equity Small Cap	Invesco V.I. Main Street Small Cap Fund® —Series II shares Invesco Advisers, Inc.	1.13%	17.82%	12.79%	8.66%
US Equity Large Cap Growth	Allspring VT Discovery All Cap Growth Fund — Class 2 Allspring Funds Management, LLC (subadvised by Allspring Global Investments, LLC)	1.00%*	33.17%	13.54%	10.42%
US Fixed Income	LVIP American Century Inflation Protection Fund — Service Class (formerly, VP Inflation Protection Fund — Class II)[1] American Century Investment Management, Inc.	0.77%*	3.40%	2.65%	1.90%
US Equity Mid Cap	BlackRock Advantage SMID Cap V.I. Fund — Class III Shares BlackRock Advisors, LLC	0.80%*	18.63%	11.52%	8.28%
US Equity Large Cap Value	BlackRock Basic Value V.I. Fund — Class III Shares BlackRock Advisors, LLC	1.01%*	16.24%	11.26%	7.44%
Global Allocation	BlackRock Global Allocation V.I. Fund — Class III Shares BlackRock Advisors, LLC (subadvised by BlackRock (Singapore) Limited)	1.00%*	12.49%	7.39%	4.63%
Global Equity Large Cap	Columbia Variable Portfolio — Overseas Core Fund — Class 2 Columbia Management Investment Advisers, LLC	1.04%	15.32%	7.96%	3.37%
US Equity Large Cap Growth	CTIVP® — Principal Blue Chip Growth Fund — Class 1 Columbia Management Investment Advisers, LLC (subadvised by Principal Global Investors, LLC)	0.70%	39.54%	15.67%	13.48%
US Fixed Income	VT Floating-Rate Income Fund Eaton Vance Management	1.17%	11.21%	4.13%	3.22%
US Fixed Income	Federated Hermes High Income Bond Fund II — Service Shares Federated Investment Management Company	1.06%*	12.47%	4.49%	3.87%
US Equity Mid Cap	Federated Hermes Kaufmann Fund II — Service Shares Federated Equity Management Company of Pennsylvania (subadvised by Federated Global Investment Management Corp.)	1.80%*	14.86%	7.04%	8.39%
[1]	VP Inflation Protection Fund — Class II reorganized into LVIP American Century Inflation Protection Fund — Service Class effective on or about April 26, 2024.

			Average Annual Total Returns (as of 12/31/2023)
Type	Portfolio Company and Adviser/Subadviser	Current Expenses	1-Year	5-Year	10-Year
Moderate Allocation	VIP Balanced Portfolio — Service Class 2 Fidelity Management & Research Company (FMR) (subadvised by FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR HK), and Fidelity Management & Research (Japan) Limited (FMR Japan))	0.53%	12.94%	7.48%	5.40%
US Equity Large Cap Growth	VIP Contrafund® Portfolio — Service Class 2 FMR (subadvised by FMR UK, FMR HK, and FMR Japan)	0.81%	33.12%	16.36%	11.33%
US Equity Large Cap Growth	VIP Dynamic Capital Appreciation Portfolio —Service Class 2 FMR (subadvised by FMR UK, FMR HK, and FMR Japan)	0.87%	28.72%	16.93%	11.38%
US Equity Large Cap Value	VIP Equity-Income Portfolio — Service Class 2 FMR (subadvised by FMR UK, FMR HK, and FMR Japan)	0.72%	10.38%	12.01%	8.31%
US Equity Large Cap Growth	VIP Growth Portfolio — Service Class 2 FMR (subadvised by FMR UK, FMR HK, and FMR Japan)	0.83%	35.89%	19.34%	14.51%
US Equity Large Cap Value	VIP Growth & Income Portfolio — Service Class 2 FMR (subadvised by FMR UK, FMR HK, and FMR Japan)	0.74%	18.41%	14.50%	10.00%
US Equity Large Cap Growth	VIP Growth Opportunities Portfolio — Service Class 2 FMR (subadvised by FMR UK, FMR HK, and FMR Japan)	0.84%	45.30%	18.79%	15.44%
US Fixed Income	VIP Investment Grade Bond Portfolio — Service Class 2 FMR (subadvised by FMR UK, FMR HK, and FMR Japan)	0.63%	6.00%	1.72%	2.08%
US Equity Mid Cap	VIP Mid Cap Portfolio —Service Class 2 FMR (subadvised by FMR UK, FMR HK, and FMR Japan)	0.82%	14.80%	12.17%	7.85%
US Equity Mid Cap	VIP Value Strategies Portfolio — Service Class 2 FMR (subadvised by FMR UK, FMR HK, and FMR Japan)	0.85%	20.61%	16.63%	9.10%
Aggressive Allocation	Franklin Mutual Shares VIP Fund — Class 2 Shares Franklin Mutual Advisers, LLC	0.93%	13.46%	7.82%	5.43%
Global Equity Large Cap	Templeton Growth VIP Fund — Class 2 Shares Templeton Global Advisors Limited (subadvised by Templeton Asset Management Ltd)	1.12%*	21.01%	6.47%	3.24%
US Money Market	Goldman Sachs Government Money Market Fund — Service Shares Goldman Sachs Asset Management, L.P.	0.43%*	4.79%	1.64%	1.02%
Moderate Allocation	Janus Henderson Balanced Portfolio — Service Shares Janus Henderson Investors US LLC	0.87%	15.13%	9.37%	7.73%

			Average Annual Total Returns (as of 12/31/2023)
Type	Portfolio Company and Adviser/Subadviser	Current Expenses	1-Year	5-Year	10-Year
US Equity Large Cap Growth	Janus Henderson Forty Portfolio — Service Shares Janus Henderson Investors US LLC	0.80%	39.65%	16.64%	13.45%
US Equity Large Cap Growth	MFS® Massachusetts Investors Growth Stock Portfolio — Service Class Shares Massachusetts Financial Services Company	0.98%*	23.70%	16.39%	12.44%
Moderate Allocation	MFS® Total Return Series — Service Class Shares Massachusetts Financial Services Company	0.86%*	10.22%	8.27%	6.27%
Utilities Sector Equity	MFS® Utilities Series — Service Class Shares Massachusetts Financial Services Company	1.04%*	-2.33%	8.05%	6.13%
Moderate Allocation	All Asset Portfolio — Advisor Class Shares Pacific Investment Management Company LLC (subadvised by Research Affiliates)	2.285%*	8.02%	5.90%	3.93%
US Fixed Income	High Yield Portfolio — Administrative Class Shares Pacific Investment Management Company LLC	0.77%	12.22%	4.83%	4.15%
US Fixed Income	Long-Term U.S. Government Portfolio — Administrative Class Shares Pacific Investment Management Company LLC	2.005%	3.99%	-1.30%	2.06%
US Fixed Income	Low Duration Portfolio — Administrative Class Shares Pacific Investment Management Company LLC	0.69%	4.97%	0.99%	0.92%
US Fixed Income	Total Return Portfolio — Administrative Class Shares Pacific Investment Management Company LLC	0.75%	5.93%	1.08%	1.71%
Natural Resources Sector Equity	PSF Natural Resources Portfolio — Class II Shares PGIM Investments LLC (subadvised by T. Rowe Price Associates, Inc.)	0.91%	1.58%	13.73%	0.96%
US Equity Large Cap Growth	PSF PGIM Jennison Blend Portfolio — Class II Shares (formerly, PSF PGIM Jennison Focused Blend Portfolio — Class II Shares)[1] PGIM Investments LLC (subadvised by Jennison Associates LLC)	0.86%	31.98%	14.25%	10.08%
US Equity Large Cap Growth	PSF PGIM Jennison Growth Portfolio — Class II Shares PGIM Investments LLC (subadvised by Jennison Associates LLC)	1.02%	52.89%	17.81%	13.87%
Real Estate Sector Equity	Real Estate Securities V.I.S. Fund — Class 1 Shares SSGA Funds Management, Inc. (subadvised by CenterSquare Investment Management LLC)	1.00%	13.50%	7.63%	7.94%
US Equity Small Cap	Small-Cap Equity V.I.S. Fund — Class 1 Shares SSGA Funds Management, Inc. (sub-advised by Champlain Investment Partners, LLC, Kennedy Capital Management LLC, Palisade Capital Management, LP, SouthernSun Asset Management, LLC, and Westfield Capital Management, L.P.)	1.28%	13.55%	10.84%	7.68%
[1]	The PSF PGIM Jennison Focused Blend Portfolio — Class II Shares merged into the PSF PGIM Jennison Blend Portfolio — Class II Shares effective December 8, 2023.

			Average Annual Total Returns (as of 12/31/2023)
Type	Portfolio Company and Adviser/Subadviser	Current Expenses	1-Year	5-Year	10-Year
Moderate Allocation	Total Return V.I.S. Fund[1] — Class 3 Shares SSGA Funds Management, Inc.	0.90%	15.21%	5.90%	4.66%
US Equity Large Cap Growth	U.S. Equity V.I.S. Fund — Class 1 Shares SSGA Funds Management, Inc.	0.91%	27.91%	16.03%	11.37%

[1]	For contracts issued on or after May 1, 2006, only Class 3 Shares of the Total Return V.I.S. Fund will be available. If your contract was issued prior to May 1, 2006, Class 1 Shares of the Total Return V.I.S. Fund are available.

The following Portfolio is not available for new purchase payments or transfers or for new contracts issued on or after November 15, 2004:

			Average Annual Total Returns (as of 12/31/2023)
Type	Portfolio Company and Adviser/Subadviser	Current Expenses	1-Year	5-Year	10-Year
Global Equity Large Cap	Janus Henderson Overseas Portfolio — Service Shares Janus Henderson Investors US LLC	1.14%	10.58%	10.92%	3.38%

The following Portfolios are not available to contracts issued on or after May 1, 2006:

			Average Annual Total Returns (as of 12/31/2023)
Type	Portfolio Company and Adviser/Subadviser	Current Expenses	1-Year	5-Year	10-Year
Moderate Allocation	VIP Asset Manager Portfolio —Service Class 2 FMR (subadvised by FMR UK, FMR H.K., and FMR Japan)	0.78%	12.65%	7.22%	5.14%
US Equity Mid Cap	Goldman Sachs Mid Cap Value Fund — Institutional Shares Goldman Sachs Asset Management, L.P.	0.84%*	11.42%	13.36%	8.10%
US Equity Small Cap	MFS® New Discovery Series — Service Class Shares Massachusetts Financial Services Company	1.12%*	14.25%	10.81%	7.41%
Moderate Allocation	Total Return V.I.S. Fund — Class 1 Shares SSGA Funds Management, Inc.	0.65%	15.48%	6.16%	4.92%

The following Portfolios are not available to contracts issued on or after May 1, 2007:

			Average Annual Total Returns (as of 12/31/2023)
Type	Portfolio Company and Adviser/Subadviser	Current Expenses	1-Year	5-Year	10-Year
US Equity Large Cap Growth	Invesco V.I. American Franchise Fund — Series II shares Invesco Advisers, Inc.	1.11%	40.60%	15.88%	11.42%
US Equity Large Cap Blend	ClearBridge Variable Dividend Strategy Portfolio — Class II Franklin Templeton Fund Advisor, LLC (subadvised by ClearBridge Investments, LLC)	1.00%	14.01%	13.35%	10.17%

The following Portfolios are not available to contracts issued on or after September 8, 2008:

			Average Annual Total Returns (as of 12/31/2023)
Type	Portfolio Company and Adviser/Subadviser	Current Expenses	1-Year	5-Year	10-Year
US Equity Mid Cap	Invesco V.I. American Value Fund — Series II shares Invesco Advisers, Inc.	1.14%	15.29%	12.45%	6.98%
US Equity Mid Cap	Invesco V.I. Discovery Mid Cap Growth Fund — Series II shares Invesco Advisers, Inc.	1.12%	12.85%	12.47%	9.52%
US Equity Large Cap Growth	BlackRock Large Cap Focus Growth V.I. Fund — Class III Shares BlackRock Advisors, LLC	1.04%*	52.47%	16.05%	13.38%
US Equity Large Cap Blend	ClearBridge Variable Growth Portfolio — Class II (formerly, ClearBridge Variable Aggressive Growth Portfolio — Class II) Franklin Templeton Fund Advisor, LLC (subadvised by ClearBridge Investments, LLC)	1.10%	24.13%	8.05%	6.38%
US Equity Large Cap Value	ClearBridge Variable Large Cap Value Portfolio — Class I Franklin Templeton Fund Advisor, LLC (subadvised by ClearBridge Investments, LLC)	0.72%	15.09%	13.02%	8.99%
US Equity Large Cap Blend	MFS® Investors Trust Series — Service Class Shares Massachusetts Financial Services Company	1.03%*	18.66%	13.27%	10.00%
US Equity Large Cap Growth	NASDAQ — 100® Fund Security Investors, LLC known as Guggenheim Investments	1.77%*	53.22%	20.24%	15.86%
US Fixed Income	Income V.I.S. Fund — Class 1 Shares SSGA Funds Management, Inc.	1.38%*	4.68%	0.46%	1.16%
US Equity Large Cap Growth	Premier Growth Equity V.I.S. Fund — Class 1 Shares SSGA Funds Management, Inc.	0.91%	46.28%	18.47%	13.41%
US Equity Large Cap Blend	S&P 500® Index V.I.S. Fund — Class 1 Shares SSGA Funds Management, Inc.	0.31%	25.96%	15.32%	11.68%

The following Portfolios are not available to contracts issued on or after January 5, 2009:

			Average Annual Total Returns (as of 12/31/2023)
Tyoe	Portfolio Company and Adviser/Subadviser	Current Expenses	1-Year	5-Year	10-Year
Moderate Allocation	Franklin Allocation VIP Fund — Class 2 Shares Franklin Advisers, Inc. (subadvised by Franklin Templeton Institutional, LLC, Templeton Global Advisors Limited, Brandywine Global Investment Management, LLC, ClearBridge Investments, LLC, Western Asset Management Company, LLC, and Western Asset Management Company Limited)	0.82%*	14.61%	7.57%	4.75%
Cautious Allocation	Franklin Income VIP Fund — Class 2 Shares Franklin Advisers, Inc.	0.71%*	8.62%	6.98%	5.01%
*	The Portfolio is subject to an expense reimbursement or fee waiver arrangement. The annual expenses shown reflect temporary fee reductions.

Availability of Certain Portfolios Varies Based on Optional Riders Elected Under the Contract:

Certain of the optional benefit riders require allocation of Contract Value to a prescribed Investment Strategy or, in the case of Guaranteed Income Advantage, to the GIS Subaccount, to receive the full benefits provided under such riders. Specifically, the following optional Living Benefit Riders require such an allocation:

➢	Lifetime Income Plus Solution
➢	Lifetime Income Plus 2008
➢	Lifetime Income Plus 2007
➢	Lifetime Income Plus
➢	Guaranteed Withdrawal Advantage
➢	Guaranteed Income Advantage
➢	Payment Optimizer Plus
➢	Principal Protection Advantage

Guaranteed Income Advantage provides a guaranteed income benefit that is based on the amount of assets you invest in the GIS Subaccount. The GIS Subaccount invests exclusively in shares of the State Street Variable Insurance Series Funds, Inc. — Total Return V.I.S. Fund. You may not allocate purchase payments or assets in your contract directly into the GIS Subaccount. Rather, allocations to the GIS Subaccount must be made through a series of scheduled transfers from other Subaccounts in which you have allocated assets.

In order to receive the full benefit provided by each of the Guaranteed Minimum Withdrawal Benefit Rider Options and the Payment Protection Rider Options, you must invest all purchase payments and allocations in accordance with a prescribed Investment Strategy. Except for Lifetime Income Plus 2008 and Lifetime Income Plus Solution, if you do not allocate all assets in accordance with a prescribed Investment Strategy, your benefit under the rider will be reduced by 50%. Contract owners that own Lifetime Income Plus 2008 or Lifetime Income Plus Solution must always allocate assets in accordance with the Investment Strategy.

The current Investment Strategy for Lifetime Income Plus Solution and Lifetime Income Plus 2008 is as follows:

(1)	owners may allocate assets to the following Designated Subaccounts:

AB Variable Products Series Fund, Inc. — AB VPS Balanced Hedged Allocation Portfolio — Class B;

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) — Invesco V.I. Equity and Income Fund — Series II shares;

BlackRock Variable Series Funds, Inc. — BlackRock Global Allocation V.I. Fund — Class III Shares;

Fidelity® Variable Insurance Products Fund — VIP Balanced Portfolio — Service Class 2;

Janus Aspen Series — Janus Henderson Balanced Portfolio — Service Shares;

MFS® Variable Insurance Trust — MFS® Total Return Series — Service Class Shares; and/or

State Street Variable Insurance Series Funds, Inc. — Total Return V.I.S. Fund — Class 3 Shares;

OR

(2)	owners may allocate assets to Asset Allocation Model A, B, C or D;

OR

(3)	owners may allocate assets to the Build Your Own Asset Allocation Model.

The current Investment Strategy for Lifetime Income Plus 2007, Lifetime Income Plus, Guaranteed Withdrawal Advantage, Payment Optimizer Plus and Principal Protection Advantage is as follows:

(1)	owners may allocate assets to the following Designated Subaccounts:

AB Variable Products Series Fund, Inc. — AB VPS Balanced Hedged Allocation Portfolio — Class B;

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) — Invesco V.I. Equity and Income Fund — Series II shares;

BlackRock Variable Series Funds, Inc. — BlackRock Global Allocation V.I. Fund — Class III Shares;

Fidelity® Variable Insurance Products Fund — VIP Balanced Portfolio — Service Class 2;

Janus Aspen Series — Janus Henderson Balanced Portfolio — Service Shares;

MFS® Variable Insurance Trust — MFS® Total Return Series — Service Class Shares; and/or

State Street Variable Insurance Series Funds, Inc. — Total Return V.I.S. Fund — Class 3 Shares;

OR

(2)	owners may allocate assets to Asset Allocation Model C.

See the prospectus sections above concerning each such optional benefit for additional detail.

APPENDIX B

Examples of the Available Death Benefits

Basic Death Benefit

The purpose of this example is to show how the Basic Death Benefit works based on purely hypothetical values and is not intended to depict investment performance of the contract.

Example: Assuming an owner:

(1)	purchases a contract for $100,000;

(2)	makes no additional purchase payments and takes no partial withdrawals;

(3)	is not subject to premium taxes; and

(4)	the Annuitant is age 75 on the Contract Date then:

Annuitant’s Age	End of Year	Contract Value	Basic Death Benefit
76	1	$103,000	$103,000
77	2	112,000	112,000
78	3	90,000	100,000
79	4	135,000	135,000
80	5	130,000	130,000
81	6	150,000	150,000
82	7	125,000	125,000
83	8	145,000	145,000

Partial withdrawals (including partial withdrawals taken for purposes of allocation to a Scheduled Purchase Payment Variable Deferred Annuity through an approved Annuity Cross Funding Program, as well as partial withdrawals taken pursuant to the terms of a Guaranteed Minimum Withdrawal Benefit Rider Option) will reduce the Basic Death Benefit by the proportion that the partial withdrawal (including any applicable surrender charge and any premium tax assessed) reduces your Contract Value. For example:

Date	Purchase Payment	Contract Value	Basic Death Benefit
3/31/09	$20,000	$20,000	$20,000
3/31/17		20,000	20,000
3/31/18		14,000	20,000

If a partial withdrawal of $7,000 is made on March 31, 2018, the Basic Death Benefit immediately after the partial withdrawal will be $10,000 ($20,000 to $10,000) since the Contract Value is reduced 50% after the partial withdrawal ($14,000 to $7,000).

This is true only if the Basic Death Benefit immediately prior to the partial withdrawal (as calculated above) is not the Contract Value on the date we receive due proof of the Annuitant’s death. It also assumes that no surrender charge applies, and that no premium tax applies to the partial withdrawal. This example is based on purely hypothetical values and is not intended to depict investment performance of the contract.

Annual Step-Up Death Benefit Rider Option

The following example shows how the Annual Step-Up Death Benefit works based on hypothetical values. It is not intended to depict investment performance of the contract. The example assumes that an owner purchases a contract with an Annuitant age 75 at the time of issue. In addition, the example assumes that:

(1)	the owner purchases the contract for $100,000;

(2)	the owner makes no additional purchase payments;

(3)	the owner takes no partial withdrawals; then

End of Year	Annuitant’s Age	Contract Value	Death Benefit Amount
1	76	$103,000	$103,000
2	77	112,000	112,000
3	78	90,000	112,000
4	79	135,000	135,000
5	80	130,000	135,000
6	81	150,000	135,000
7	82	125,000	135,000
8	83	145,000	135,000

Partial withdrawals (including partial withdrawals taken for purposes of allocation to a Scheduled Purchase Payment Variable Deferred Annuity through an approved Annuity Cross Funding Program, as well as partial withdrawals taken pursuant to the terms of a Guaranteed Minimum Withdrawal Benefit Rider Option) will reduce the Annual Step-Up Death Benefit by the proportion that the partial withdrawal (including any surrender charge and any premium tax assessed) reduces your Contract Value.

5% Rollup Death Benefit Rider Option

The following example shows how the 5% Rollup Death Benefit Rider Option works based on hypothetical values. It is not intended to depict investment performance of the contract. The example assumes that an owner purchases a contract with an Annuitant age 70 at the time of issue. In addition, the example assumes that:

(1)	the owner purchases the contract for $100,000;

(2)	the contract earns a 0% net return (-3.05% net of fees for the mortality and expense risk charge,

B-1

administrative expense charge, underlying portfolio expenses and the 5% Rollup Death Benefit Rider Option);

(3)	the owner makes no additional purchase payments;

(4)	the owner takes annual partial withdrawals equal to 5% of purchase payments at end of the contract year; and

(5)	the contract is not subject to premium taxes.

End of Year	Annuitant’s Age	Partial Withdrawal Amount	Contract Value	5% Rollup Death Benefit
0	70	$0	$100,000	$100,000
1	71	5,000	95,000	100,000
2	72	5,000	90,000	100,000
3	73	5,000	85,000	100,000
4	74	5,000	80,000	100,000
5	75	5,000	75,000	100,000
6	76	5,000	70,000	100,000
7	77	5,000	65,000	100,000
8	78	5,000	60,000	100,000
9	79	5,000	55,000	100,000

Partial withdrawals (including partial withdrawals taken for purposes of allocation to a Scheduled Purchase Payment Variable Deferred Annuity through an approved Annuity Cross Funding Program) amounting to 5% or less of purchase payments annually will reduce the 5% Rollup Death Benefit on a non pro-rata (dollar-for-dollar) basis. Therefore, in the example above, though a $5,000 partial withdrawal is taken at the end of year 1, the 5% Rollup Death Benefit immediately after the partial withdrawal is still equal to $100,000 since the benefit is reduced only by the same dollar amount of the partial withdrawal.

Partial withdrawals (including partial withdrawals taken for purposes of allocation to a Scheduled Purchase Payment Variable Deferred Annuity through an approved Annuity Cross Funding Program) exceeding 5% of purchase payments in any year will reduce the 5% Rollup Death Benefit on a pro-rata basis by the proportion that the partial withdrawal, including any surrender charges, and any premium taxes assessed, reduces your Contract Value. All partial withdrawals that exceed the 5% threshold will reduce the 5% Rollup Death Benefit on a pro-rata basis. For example:

Date	Purchase Payment	Partial Withdrawal	Contract Value	5% Rollup Death Benefit Option Before Any Partial Withdrawals	5% Rollup Death Benefit Option After the Partial Withdrawals
3/31/2009	$10,000	$0	$10,000	$10,000	$10,000
3/31/2017		0	20,000	14,775	14,775
3/31/2018		7,000	14,000	15,513	7,785

Therefore, if a $7,000 partial withdrawal is taken on March 31, 2018, $500 (5% of $10,000) will reduce the 5% Rollup Death Benefit on a non pro-rata (dollar-for-dollar) basis, to $15,013 ($15,513-$500). The remaining $6,500 of the partial withdrawal will reduce the 5% Rollup Death Benefit immediately after the partial withdrawal to $7,785 ($15,013 — the 5% Rollup Death Benefit, multiplied by 51.85% — 1 minus the ratio of the partial withdrawal ($6,500) to the Contract Value ($13,500), after reducing each by $500).

Earnings Protector Death Benefit Rider Option

The following example shows how the Earnings Protector Death Benefit works based on purely hypothetical values. It is not intended to depict investment performance of the contract. This example assumes an owner purchases a contract with an Annuitant age 65 at the time of issue, and that he or she takes no partial withdrawals before the Annuitant’s death.

Date	Purchase Payment	Contract Value	Gain	Death Benefit	Earnings Protector Death Benefit
8/01/09	$100,000	$100,000	$0	$100,000	$0
8/01/24		300,000	200,000	300,000	70,000

The Annuitant’s death and notification of the death occur on August 1, 2024. At that time, 40% of the earnings or “gain” ($200,000) is $80,000. However, since the Earnings Protector Death Benefit under this age scenario cannot exceed 70% of the purchase payments ($100,000) under this age scenario, the Earnings Protector Death Benefit in this example will be $70,000.

B-2

A Statement of Additional Information containing more detailed information about the contract and the Separate Account can be found online at www.genworth.com/RetireReadyChoicePost, and is available free by writing us at the address below or by calling (800) 352-9910.

Genworth Life and Annuity Insurance Company

Annuity New Business

11011 West Broad Street

Glen Allen, Virginia 23060

The Statement of Additional Information is incorporated by reference into this prospectus.

Reports and other information about Genworth Life & Annuity VA Separate Account 1 are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov.

EDGAR contract identifier number C000026712.